AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 5, 2006

REGISTRATION NOS. 2-95973 AND 811-4236

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

POST-EFFECTIVE AMENDMENT NO. 82	☒

AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

AMENDMENT NO. 83	☒

JPMORGAN TRUST II

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

245 Park Avenue

New York, NY 10167

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(800) 480-4111

(REGISTRANT’S TELEPHONE NUMBER)

Stephen M. Benham, Esq.

522 Fifth Avenue

New York, NY 10036

(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPIES TO:

ALAN G. PRIEST, ESQUIRE ROPES & GRAY LLP ONE METRO CENTER 700 12TH STREET, N.W., SUITE 900 WASHINGTON, D.C. 20005-3948	JESSICA K. DITULLIO, ESQUIRE JPMORGAN CHASE & CO 1111 POLARIS PARKWAY COLUMBUS, OHIO 43271-0152

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: IMMEDIATELY UPON EFFECTIVENESS

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

☐	Immediately upon filing pursuant to paragraph (b)

☒	on May 5, 2006 pursuant to paragraph (b).

☐	on 60 days after filing pursuant to paragraph (a)(1).

☐	on (date) pursuant to paragraph

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:

☐	post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS MAY 5, 2006

JPMorgan

Equity

Funds

R Class Shares

JPMorgan Small Cap Value Fund

JPMorgan Large Cap Value Fund

The Securities and Exchange Commission has not

approved or disapproved the shares of any of the

Funds as an investment or determined whether

this prospectus is accurate or complete. Anyone

who tells you otherwise is committing a crime.

Table of

CONTENTS

Fund Summaries: Investments, Risk & Performance
JPMorgan Small Cap Value Fund	1
JPMorgan Large Cap Value Fund	6

More About the Funds
Principal Investment Strategies	10
Investment Risks	11
Temporary Defensive Positions	12
Portfolio Turnover	13

How to Do Business with the Funds
Purchasing Fund Shares	14
Exchanging Fund Shares	19
Redeeming Fund Shares	20
Shareholder Servicing Fees	22
Networking and Sub-Transfer Agency Fees	22

Shareholder Information
Dividend Policies	24
Tax Treatment of Shareholders	24
Shareholder Statements and Reports	26
Availability of Proxy Voting Record	26
Portfolio Holdings Disclosure	26

Management of the Funds
The Advisers, Administrator and Distributor	28
Advisory Fees	28
Additional Compensation to Financial Intermediaries	29
The Fund Managers	29

Legal Proceedings and Additional Fee and Expense Information	31
Financial Highlights	37
Appendix A: Investment Practices	38

JPMORGAN	Small Cap Value Fund

(formerly One Group® Small Cap Value Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000 Value Index stocks at the time of purchase. Market capitalization is the total market value of a company’s shares. In reviewing investment opportunities for the Fund, JPMorgan Investment Advisors uses a value-oriented approach. For more information about the Small Cap Value Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Initial public offerings (IPOs) and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Value Investing Risk. Value investing attempts to identify companies selling at a discount from JPMorgan Investment Advisors’ estimate of their true worth. Investment advisors using this approach generally select stocks at prices that, in their view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stock’s intrinsic value may never be fully realized by the market or that a stock judged by JPMorgan Investment Advisors to be undervalued may actually be appropriately priced.

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FUND SUMMARY	Small Cap Value Fund

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Real Estate Securities. The Fund’s investments in real estate securities are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can affect the profitability and liquidity of properties in the real estate market. Property values may also decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Fund’s investments and your investment may decline in response to declines in property values or other adverse changes to the real estate market. The performance of the real estate securities in which the Fund invests is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate.

REIT Risk. In addition to the risks facing real estate securities, the Fund’s investments in real estate investment trusts (REITs) (pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate) involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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FUND SUMMARY	Small Cap Value Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Since R Class Shares are new and past performance information is not available as of the date of this prospectus, the chart and table show the performance of the Fund’s Select Class Shares. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1 — Select Class Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

The Fund’s year-to-date total return through 3/31/06 was 12.03%.

[1]	As of the date of this prospectus, the R Class Shares had not commenced operations. The performance shown is that of the Select Class Shares of the Fund and has not been adjusted to reflect the differences in fees or other expenses between the classes. Select Class Shares of the Fund are not offered in this prospectus. The performance data includes the performance of a common trust fund, the predecessor to the Pegasus Small Cap Opportunity Fund and the Pegasus Small Cap Opportunity Fund for the period before the consolidation with the Fund on March 22, 1999. The predecessor to the Pegasus Small Cap Opportunity Fund commenced operations on January 27, 1995, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

Best Quarter:	21.34%	4Q2001	Worst Quarter:	-24.07%	3Q1998

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FUND SUMMARY	Small Cap Value Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20051

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS
Select Class	1/27/95
Return Before Taxes		6.93	14.93	13.71
Return After Taxes on Distributions		4.24	13.26	12.02
Return After Taxes on Distributions and Sale of Fund Shares		7.90	12.60	11.46
Russell 2000® Value Index[2] (no deduction for fees, expenses or taxes)		4.71	13.55	13.08
[1]	As of the date of this prospectus, the R Class Shares had not commenced operations. The performance shown is that of the Select Class Shares of the Fund and has not been adjusted to reflect the difference in fees and other expenses between the classes. Select Class Shares of the Fund are not offered in this prospectus. The performance data for periods prior to March 22, 1999, reflects the performance of a common trust fund, the predecessor to the Pegasus Small Cap Opportunity Fund and the Pegasus Small Cap Opportunity Fund. The predecessor to the Pegasus Small Cap Opportunity Fund commenced operations on January 27, 1995 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus Small Cap Opportunity Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.
[2]	The Russell 2000 Value Index is an unmanaged index generally representative of the performance of small companies in the U.S. stock market with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of these expenses. Investors cannot invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

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FUND SUMMARY	Small Cap Value Fund

Estimated Fees and Expenses

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	R CLASS
Investment Advisory Fees	0.65%
Shareholder Service Fees	0.05%
Other Expenses[1]	0.20%
Total Annual Fund Operating Expenses[2]	0.90%
[1]	“Other Expenses” are based on estimated amounts for the current fiscal year.
[2]	JPMorgan Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding dividend expenses on securities sold short, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 0.91% of the average daily net assets of the R Class Shares for the period beginning May 5, 2006 through October 31, 2007.

Examples

The examples are intended to help you compare the cost of investing in the

Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2007 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$92	$287	$498	$1,108

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JPMORGAN	Large Cap Value Fund

(formerly One Group® Large Cap Value Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

What are the Fund’s main investment strategies?

The Fund invests mainly in equity securities of large companies with market capitalizations in excess of $4 billion at the time of investment. In reviewing investment opportunities, JPMorgan Investment Advisors uses a value-oriented approach. Companies are mainly selected based upon such valuation characteristics as price-to-earnings, price-to-book, and price-to-cash flow ratios which are at a discount to market averages. JPMorgan Investment Advisors also evaluates companies based on private market value, balance sheet strength, management depth and quality, market and industry position, normalized return on capital and the company’s business model. The Fund also may invest in the stock of companies which have “breakup values” well in excess of current market values or which have uniquely undervalued corporate assets. JPMorgan Investment Advisors also gives some consideration to a value company’s opportunity for growth in earnings, book value and cash flows. Stocks are sold based on price considerations or when other stocks present better opportunities. For more information about the Large Cap Value Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Value Investing Risk. Value investing attempts to identify companies selling at a discount from JPMorgan Investment Advisors’ estimate of their true worth. Investment advisors using this approach generally select stocks at prices that, in their view, are temporarily low relative to the company’s earnings, assets, cash

6

FUND SUMMARY	Large Cap Value Fund

flow and dividends. Value investing is subject to the risk that the stock’s intrinsic value may never be fully realized by the market or that a stock judged by JPMorgan Investment Advisors to be undervalued may actually be appropriately priced.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Since R Class Shares are new and past performance information is not available as of the date of this prospectus, the chart and table show the performance of the Fund’s Select Class Shares. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1 — Select Class Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

The Fund’s year-to-date total return through 3/31/06 was 4.15%.

[1]	As of the date of this prospectus, the R Class Shares had not commenced operations. The performance shown is that of the Select Class Shares of the Fund and has not been adjusted to reflect the difference in fees and other expenses between the classes. Select Class Shares of the Fund are not offered in this prospectus.

Best Quarter:	17.37%	2Q2003	Worst Quarter:	-20.73%	3Q2002

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FUND SUMMARY	Large Cap Value Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20051,2

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS
Select Class	3/1/91
Return Before Taxes		4.07	0.88	7.90
Return After Taxes on Distributions		3.28	0.48	6.44
Return After Taxes on Distributions and Sale of Fund Shares		3.40	0.62	6.14
Russell 1000® Value Index[2] (no deduction for fees, expenses or taxes)		7.05	5.28	10.94
[1]	As of the date of this prospectus, the R Class Shares had not commenced operations. The performance shown is that of the Select Class Shares of the Fund and has not been adjusted to reflect the difference in fees and other expenses between the classes. Select Class Shares of the Fund are not offered in this prospectus.
[2]	The Russell 1000 Value Index is an unmanaged index representing the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses. Investors cannot invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

8

FUND SUMMARY	Large Cap Value Fund

Estimated Fees and Expenses

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	R CLASS
Investment Advisory Fees	0.40%
Shareholder Service Fees	0.05%
Other Expenses[1]	0.15%
Total Annual Fund Operating Expenses[2]	0.60%
[1]	“Other Expenses” are based on estimated amounts for the current fiscal year.
[2]	JPMorgan Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding dividend expenses on securities sold short, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 0.79% of the average daily net assets of the R Class Shares for the period beginning May 5, 2006 through October 31, 2007.

Examples

The examples are intended to help you compare the cost of investing in the

Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2007 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$61	$192	$335	$750

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More About the Funds

Each of the Funds described in this prospectus is a series of JPMorgan Trust II and is managed by JPMorgan Investment Advisors. For more information about the Funds and JPMorgan Investment Advisors, please read “Management of the Funds” and the Statement of Additional Information.

PRINCIPAL INVESTMENT STRATEGIES

This prospectus describes mutual funds with a variety of investment objectives, including capital appreciation and long-term capital growth. The principal investment strategies that are used to meet each Fund’s investment objective also are described in “Fund Summaries: Investments, Risk & Performance” in the front of this prospectus. They also are described below.

FUNDAMENTAL POLICIES

A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. All fundamental policies are specifically identified.

There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information.

JPMORGAN SMALL CAP VALUE FUND. Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000 Value Index stocks at the time of purchase. As of September 30, 2005, market capitalizations of companies in the Russell 2000 Value Index ranged from approximately $2 million to $3.7 billion. If the Fund decides to change this 80% strategy, shareholders will be given 60 days advance notice.

Equity securities in which the Fund can invest include common stocks, preferred stocks, convertible securities, depositary receipts, real estate investment trusts (REITS), and warrants and rights to buy common stocks.

•	The Fund may invest up to 25% of the Fund’s net assets in foreign securities.

•	The Fund may also invest up to 20% of its assets in U.S. government securities, other investment grade fixed income securities, cash and cash equivalents. Although the Fund may use these strategies, the Fund’s main investment strategy is to invest in equity securities of small-capitalization companies.

In managing the Fund, JPMorgan Investment Advisors employs a process that combines research, valuation and stock selection. JPMorgan Investment Advisors makes purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the fundamental stock and

10

industry insights of the adviser’s research and portfolio management team. Essentially, quantitative measures are used to identify companies that have met what the adviser considers to be the key criteria for success. Then, JPMorgan Investment Advisors performs a more subjective business and management analysis to form a view on future stock potential. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks that are the least attractive, while also trying to minimize uncompensated risks relative to the benchmark.

JPMorgan Investment Advisors may sell a security for several reasons. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. JPMorgan Investment Advisors may also sell a security due to extreme overvaluation. While JPMorgan Investment Advisors will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company’s fundamentals and future potential. Finally, JPMorgan Investment Advisors may also sell a security due to opportunity cost, i.e. a new company appears more attractive than a current holding or to optimize overall portfolio characteristics as part of the portfolio construction process.

JPMORGAN LARGE CAP VALUE FUND. The Fund invests in equity securities of large companies that are believed to be selling below their long-term investment values. Large companies are defined as companies with market capitalizations in excess of $4 billion at the time of investment.

•	Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of large companies, including common stocks, and debt securities and preferred stocks which are convertible to common stock. If the Fund decides to change this strategy, shareholders will be given 60 days’ advance notice.

•	A portion of the Fund’s assets may be held in cash equivalents.

INVESTMENT RISKS

•	The main risks associated with investing in the Funds are described below and in “Fund Summaries: Investments, Risk & Performance” at the front of this prospectus.

DERIVATIVES. The Funds may invest in securities that may be considered to be derivatives. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management investment risks. A Fund’s use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund did not use such instruments.

WHAT IS A DERIVATIVE? Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

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FOREIGN SECURITIES. Investments in foreign securities involve risks different from investments in U.S. securities. These risks include the risks associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

EUROPE. Europe includes countries with highly-developed markets as well as countries with emerging markets. Many developed countries in Western Europe are members of the European Union and the European Monetary Union which require compliance with stringent fiscal and monetary controls. The markets of Eastern European countries continue to remain relatively undeveloped and are sensitive to political and economic developments.

ASIA. Asia includes countries in all stages of economic development from the highly developed market economy of Japan to the emerging market economy of the People’s Republic of China. Generally, Asian economies face over-extension of credit, currency devaluation, rising unemployment, decreased exports and economic recessions. Currency devaluation in any one country may have a negative effect on the entire region. The markets in each Asian country suffered significant downturns and volatility in recent years. Although the Asian markets are recovering, continued volatility may persist.

LATIN AMERICA. Latin American countries are considered to be emerging market economies that are marked by high interest rates, inflation and unemployment. Currency devaluation in any one country may have an adverse effect on the entire region. The markets in many Latin American countries have experienced significant downturns as well as significant volatility in recent years. Although the Latin American market appears to be recovering, continued volatility may persist. A small number of companies and industries, including the telecommunications sector, represent a large portion of the market in many Latin American countries.

For more information about risks associated with the types of investments that the Funds purchase, please read “Fund Summaries: Investments, Risk & Performance,” Appendix A and the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

To respond to unusual market conditions, the Funds may invest their assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments and prevent the Funds from meeting their investment objectives.

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WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

The percentage of total assets that each Fund may invest in cash and cash equivalents is as follows:

FUND	% OF TOTAL ASSETS
Small Cap Value Fund	100
Large Cap Value Fund	100

PORTFOLIO TURNOVER

The Funds may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Portfolio turnover may vary greatly from year to year, as well as within a particular year.

Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to you.

To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates.

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How to Do Business with the Funds

PURCHASING FUND SHARES

Who can buy shares?

Shares may be purchased by the JPMorgan SmartRetirement Funds.

Shares may also be purchased by 401(k) and other defined contribution plans administered by the Retirement Plan Services affiliate of JPMorgan Chase Bank, N.A., once the investment by such plans in the aggregate would be at least $5,000,000 per Fund.

When can I buy shares?

•	Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

•	Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application.

•	If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

•	On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

•	If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

•	Share ownership is electronically recorded, therefore no certificate will be issued.

•	The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although

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market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

•	The Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

•	Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the JPMorgan Funds and there can be no assurances that the JPMorgan Funds will be able to do so.

•	Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

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•	Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

•	In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase order that it does not think that it is in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

•	Shares are sold at net asset value (NAV) per share.

•	NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

•	The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. Shareholders who purchase or redeem shares when NAV has been determined using fair valuation procedures may receive more or less shares or redemption proceeds than they otherwise would have received if securities were not valued using the Trust’s fair valuation procedures. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds’ Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that the use of another fair valuation methodology is appropriate.

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Because of the use of fair value pricing on a daily basis for non-U.S. and non-Canadian equity securities, the NAV of Funds that invest significantly in such securities would be expected to be most affected by fair valuation although the NAV of other Funds may also be affected from time to time. The Board of Trustees receives regular reporting concerning the operation of the fair valuation procedures.

•	A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

How do I open an account?

1.	Read the prospectus carefully, and select the Fund or Funds most appropriate for you. The Funds may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes.

2.	Decide how much you want to invest.

3.	When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

•	We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

•	Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve

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the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable redemption fee.

4.	Send the completed Account Application and a check to:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see “Redeeming Fund Shares — When can I redeem shares?.”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and to authorize your financial institution to wire funds to:

JPMORGAN CHASE BANK, N.A.

ATTN: JPMORGAN FUNDS SERVICES

ABA 021 000 021

DDA 323125832

FBO YOUR JPMORGAN FUND

    (EX: JPMORGAN ABC FUND-R)

YOUR FUND NUMBER & ACCOUNT NUMBER

    (EX: FUND 123-ACCOUNT 123456789)

YOUR ACCOUNT REGISTRATION

    (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

5.	If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

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•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds” to the following wire address:

JPMORGAN CHASE BANK, N.A.

ATTN: JPMORGAN FUNDS SERVICES

ABA 021 000 021

DDA 323125832

FBO YOUR JPMORGAN FUND

    (EX: JPMORGAN ABC FUND-R)

YOUR FUND NUMBER & ACCOUNT NUMBER

    (EX: FUND 123-ACCOUNT 123456789)

YOUR ACCOUNT REGISTRATION

    (EX: XYZ CORPORATION)

•	The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

•	You may revoke your right to make purchases over the telephone by sending a letter to:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

EXCHANGING FUND SHARES

What are my exchange privileges?

•	R Class Shares of a Fund may be exchanged for R Class Shares of another JPMorgan Fund or for any other class of the same Fund.

•	All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

•	Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund receives the request by 4:00 p.m. ET.

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

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Are exchanges taxable?

Generally:

•	An exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

•	An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

•	You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No.

•	However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

•	Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

•	Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

•	A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares:

1.	You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

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2.	You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

3.	We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

4.	You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

•	On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

•	Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

•	The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

•	If the Fund or a Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable redemption fee.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

•	Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

•	The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

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•	You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

SHAREHOLDER SERVICING FEES

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMDS under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.05% of the average daily net assets of the R Class Shares of each Fund. JPMDS may enter service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.05% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

•	Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

•	Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either

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of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus.

1.	To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a redemption fee.

2.	If your account falls below the minimum required balance and is closed as a result, you will not be charged a redemption fee. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?.”

•	The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

•	See “Additional Purchase and Redemption Information” in the Statement of Additional Information for more details about this process.

•	You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

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Shareholder Information

DIVIDEND POLICIES

Dividends

The Funds generally declare dividends on the last business day of each quarter. Dividends for the Funds are distributed on the first business day of the next month after they are declared. Capital gains, if any, for all Funds are distributed at least annually. The dates on which dividends and capital gains will be distributed for calendar year 2006 will be available online at www.jpmorganfunds.com.

The Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

Dividend Reinvestment

You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash and thus are currently taxable. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to the Funds as “undeliverable,” your check will be credited back to your account and all future distributions will be reinvested in Fund shares.

If you want to change the way in which you receive dividends and distributions, you may write to the JPMorgan Funds at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by the JPMorgan Funds. You also may change the way you receive dividends and distributions by calling 1-800-480-4111.

TAX TREATMENT OF SHAREHOLDERS

Taxation of Shareholder Transactions

A sale, exchange or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. For more information about your specific tax situation, please consult your tax advisor.

Taxation of Distributions

Each Fund will distribute substantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) on at least an annual basis. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them,

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rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable to you as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid). Distributions are taxable whether you received them in cash or reinvested them in additional shares through the dividend reinvestment plan. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term capital gains, depending on your holding period. A Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Long-term capital gain rates applicable to individuals have been temporarily reduced (in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year.

Taxation of Foreign Investments

The Funds’ investments in foreign securities may be subject to foreign withholding. In that case, the yield on those securities would be reduced. You may, however, be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Funds’ distributions.

Taxation of Retirement Plans

Distributions by the Funds to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described elsewhere in this section. If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

Tax Information

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional.

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For additional tax information, see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders. For additional information on the potential tax consequences of investing in the Funds, please see the Statement of Additional Information.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe that they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the applicable investment adviser. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal

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quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Each Fund’s top ten holdings, top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance as of the last day of each month are posted on the Funds’ website at www.jpmorganfunds.com no sooner than 15 days after the end of that month.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

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Management of the Funds

THE ADVISERS, ADMINISTRATOR AND DISTRIBUTOR

JPMorgan Investment Advisors Inc. (the Adviser) (1111 Polaris Parkway, Suite 2-J, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for each of the Funds and continuously reviews, supervises and administers each of the Fund’s investment program. JPMorgan Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of JPMorgan Trust II. JPMorgan Investment Advisors has served as investment adviser to the Trust since its inception. In addition, JPMorgan Investment Advisors serves as investment adviser to other mutual funds and individual corporate, charitable and retirement accounts. JPMorgan Investment Advisors is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMorgan Investment Advisors Inc. is referred to in this prospectus as “JPMorgan Investment Advisors.”

A discussion of the basis that the Board of Trustees of JPMorgan Trust II used in reapproving the investment advisory agreement for the Funds is available in the semi-annual report for the six month period ended 12/31/05.

JPMorgan Funds Management, Inc. (the Administrator) (1111 Polaris Parkway, Suite 2-J, P.O. Box 711235, Columbus, Ohio 43271-1235) provides administrative services and oversees the Funds’ other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding fund of funds and money market funds) in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

JPMorgan Distribution Services, Inc. (the Distributor) (1111 Polaris Parkway, Suite 2-J, P.O. Box 711235, Columbus, Ohio 43271-1235) is the distributor for the Funds. The Distributor is an indirect, wholly-owned subsidiary of JPMorgan Chase.

ADVISORY FEES

JPMorgan Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Fund. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

FUND	ANNUAL RATE AS % OF AVERAGE DAILY NET ASSETS
JPMorgan Small Cap Value Fund*	0.68
JPMorgan Large Cap Value Fund*	0.57

*	Beginning February 19, 2005, the contractual advisory fees for the Funds shown below were changed to the following rates:

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FUND	ANNUAL RATE AS % OF AVERAGE DAILY NET ASSETS
JPMorgan Small Cap Value Fund	0.65
JPMorgan Large Cap Value Fund	0.40

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMorgan Investment Advisors, the Funds’ Distributor, and from time to time, other affiliates of JPMorgan Investment Advisors, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMorgan Investment Advisors and the Funds’ Distributor may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

THE FUND MANAGERS

JPMorgan Small Cap Value Fund. Christopher T. Blum and Dennis S. Ruhl serve as portfolio managers of the JPMorgan Small Cap Value Fund. Mr. Blum joined JPMorgan Investment Advisors in December 2004. In addition to his position at JPMorgan Investment Advisors, Mr. Blum has been a portfolio manager in JPMorgan Investment Management, Inc’s. (“JPMIM”) U.S. Small Cap Equity Group since 2001. Previously, Mr. Blum spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, he spent over three years in the U.S. Structured Equity Group at JPMorgan where he focused on structured small-cap core and small-cap value accounts. Mr. Ruhl joined JPMorgan Investment Advisors in December 2004. In addition to his position at JPMorgan Investment Advisors, Mr. Ruhl has been an employee of JPMIM since 1999. His current responsibilities include managing structured small-cap core and value accounts. Previously, he worked on quantitative equity research (focusing on trading) as well as business development.

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JPMorgan Large Cap Value Fund. Bradford L. Frishberg is the portfolio manager for the JPMorgan Large Cap Value Fund. Mr. Frishberg joined JPMorgan Investment Advisors in July 2004. In addition to his position at JPMorgan Investment Advisors, Mr. Frishberg is a managing director of JPMIM and a co-portfolio manager of the JPMorgan Value Opportunities Fund since 2001. Mr. Frishberg has worked for JPMIM or one of its affiliates since 1996.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and their ownership of securities in the Funds is provided in the Funds’ Statement of Additional Information.

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Legal Proceedings and Additional Fee and Expense Information

On September 3, 2003, the New York Attorney General (“NYAG”) simultaneously filed and settled a complaint (the “Canary Complaint”) against Canary Capital Partners, LLC, et al. (collectively, “Canary). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with certain mutual funds in One Group Mutual Funds (now known as the JPMorgan Trust II). Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as “market timing” and also “late trading”.

On June 29, 2004, JPMorgan Investment Advisors (formerly known as Banc One Investment Advisors) entered into agreements with the Securities and Exchange Commission (the “SEC”) and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In it settlement with the SEC, JPMorgan Investment Advisors consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, JPMorgan Investment advisors agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds as noted below. The settlement agreement with the NYAG also required JPMorgan Investment Advisors to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over a five year period commencing September 2004. In addition, JPMorgan Investment Advisors has agreed to and has commenced implementation of undertakings relating to, among other things, (i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease-and-desist from violations of certain provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) and the Investment Company Act of 1940, as amended (“1940 Act”), (iv) additional fee-related disclosure to investors and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

Under the terms of the SEC Order and the NYAG settlement agreement, the $50 million payment by JPMorgan Investment Advisors has funded a pool established for distribution to affected shareholders of certain Funds. This pool will be distributed in accordance with a distribution plan developed by an independent distribution consultant in consultation with JPMorgan Investment Advisors and acceptable to the Board’s independent trustees and the staff of the SEC. The distribution plan will provide for investors to receive, in order of priority, (i) their proportionate share of losses from market timing, and (ii) a proportionate share of

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advisory fees paid by the Funds that suffered such losses during the period of such market timing. It is currently expected that such amounts will be paid in the first half of 2006 subject to SEC approval. More specific information on the distribution plan will be communicated at a later date in an appropriate manner.

Mark A. Beeson, the former president and chief executive officer of One Group Mutual Funds and a former senior managing Director of JPMorgan Investment Advisors, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

The agreement with the SEC is reflected in the SEC Order, which states, among other things, that JPMorgan Investment Advisors and Mr. Beeson violated and/or aided and abetted and caused violations of the antifraud provisions of the Advisers Act and the 1940 Act by, among other things, (i) allowing excessive short-term trading in certain of the Funds that was inconsistent with the terms of the Funds’ prospectus and that was potentially harmful to the Funds, (ii) failing to disclose to the Board or to shareholders, among other things, the conflict of interest created by market timing arrangements, (iii) failing to charge redemption fees for redemptions by certain shareholders as required by the applicable prospectuses when other shareholders were charged the redemption fees, (iv) having no written procedures in place to prevent the nonpublic disclosure of Fund portfolio holdings and improperly providing confidential portfolio holdings to certain persons when others were not provided with or otherwise privy to the same information, and (v) causing certain Funds, without the knowledge of the Board, to participate in joint transactions raising a conflict of interest in violation of the 1940 Act. The settlement agreement with the NYAG contains statements consistent with those described in the preceding sentence regarding the SEC Order. JPMorgan Investment Advisors and Mr. Beeson neither admit nor deny the findings set forth in the SEC Order, and JPMorgan Investment Advisors neither admits nor denies the finds in its settlement agreement with the NYAG.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed by private plaintiffs and one lawsuit has been filed by the West Virginia Attorney General in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above.

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These actions name as defendants, among others, Banc One Investment Advisors, Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of JPMorgan Investment Advisors), the Distributor, One Group Services Company (the Funds’ former distributor), Banc One High Yield Partners, LLC (now known as JPMorgan High Yield Partners LLC) (the sub-adviser to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of One Group Mutual Funds and JPMorgan Investment Advisors and certain current and former Trustees. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the Fund’s investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys’ fees.

On November 3, 2005, the district court ruled that all claims in the consolidated amended class action complaint against One Group Mutual Funds are to be dismissed. The court also ruled that certain claims in that complaint and in the consolidated amended fund derivative complaint against other defendants are to be dismissed. On March 1, 2006, the District Court entered a final order implementing these rulings.

In addition to the lawsuits described above, on August 30, 2005, the Commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors, Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC order and NYAG settlement discussed above.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses or otherwise adversely affect the Funds.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

ANNUAL AND CUMULATIVE EXPENSE EXAMPLES

As noted above, the settlement agreement with the NYAG requires JPMorgan Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between JPMorgan Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by JPMorgan Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based

33

upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that JPMorgan Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

The JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMorgan Trust II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMorgan Trust I) are subject to a Reduced Rate. The Reduced Rate was implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, shareholder servicing fees, fees paid to vendors not affiliated with JPMorgan Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursement to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates, as applicable.

Reduced Rate Funds

The table below shows the Reduced Rates for the R Class Shares of the Funds offered in this prospectus.

		NET EXPENSE RATIO	GROSS EXPENSE RATIO
FUND	CLASS	AS OF MAY 5, 2006	AS OF MAY 5, 2006
JPMorgan Large Cap Value Fund	R	0.60%	0.60%

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Non-Reduced Rate Funds

The table below shows the ratios for R Class Shares of the Funds offered in this prospectus not subject to the Reduced Rate.

		NET EXPENSE RATIO	GROSS EXPENSE RATIO
FUND	CLASS	AS OF MAY 5, 2006	AS OF MAY 5, 2006
JPMorgan Small Cap Value Fund	R	0.90%	0.90%

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On May 5, 2006, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	If a Reduced Rate applies, it is assumed to apply for the entire 10 years shown in the example. There is no assurance, however, that Reduced Rates will in fact remain in effect after the mandatory fee reduction period which expires June 30, 2009.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and the applicable adviser and its affiliates; and the Gross Expense Ratio thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

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Reduced Rate Funds

JPMORGAN LARGE CAP VALUE FUND	R CLASS
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
May 4, 2007	$61	5.00%	4.40%	4.40%
May 4, 2008	$64	10.25%	8.99%	4.40%
May 4, 2009	$67	15.76%	13.79%	4.40%
May 4, 2010	$70	21.55%	18.80%	4.40%
May 4, 2011	$73	27.63%	24.02%	4.40%
May 4, 2012	$76	34.01%	29.48%	4.40%
May 4, 2013	$79	40.71%	35.18%	4.40%
May 4, 2014	$83	47.75%	41.13%	4.40%
May 4, 2015	$87	55.13%	47.33%	4.40%
May 4, 2016	$90	62.89%	53.82%	4.40%

JPMORGAN SMALL CAP VALUE FUND	R CLASS
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
May 4, 2007	$92	5.00%	4.10%	4.10%
May 4, 2008	$96	10.25%	8.37%	4.10%
May 4, 2009	$100	15.76%	12.81%	4.10%
May 4, 2010	$104	21.55%	17.44%	4.10%
May 4, 2011	$108	27.63%	22.25%	4.10%
May 4, 2012	$112	34.01%	27.26%	4.10%
May 4, 2013	$117	40.71%	32.48%	4.10%
May 4, 2014	$122	47.75%	37.91%	4.10%
May 4, 2015	$127	55.13%	43.57%	4.10%
May 4, 2016	$132	62.89%	49.45%	4.10%

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Financial Highlights

This section would ordinarily include Financial Highlights. The Financial Highlights tables are intended to help you understand the Funds’ performance for a Fund’s period of operations. Because the R Class Shares of each Fund have not yet commenced operations as of the date of this prospectus, no financial highlights are shown.

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Appendix A

INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

FUND NAME	FUND CODE
JPMorgan Small Cap Value Fund	1
JPMorgan Large Cap Value Fund	2

Instrument	Fund Code	Risk Type

Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.	1	Prepayment Market Credit Regulatory
Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.	1, 2	Credit Liquidity Market
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date. The Funds will sell only covered call and secured put options.	1, 2	Management Liquidity Credit Leverage Market
Certificates of Deposit: Negotiable instruments with a stated maturity.	1, 2	Market Credit Liquidity
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1, 2	Credit Liquidity Market
Common Stock: Shares of ownership of a company.	1, 2	Market

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Instrument	Fund Code	Risk Type

Convertible Securities: Bonds or preferred stock that can convert to common stock.	1, 2	Market Credit
Exchange-Traded Funds: Ownership in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. Exchange-traded funds or ETFs include a wide range of investments such as iShares, Standard and Poor’s Depository Receipts (SPDRs), and NASDAQ 100’s. The Equity Index Fund invests only in SPDRs and other ETFs that track the S&P 500.	1, 2	Market
Foreign Securities: Securities issued by foreign companies, as well as commercial paper of foreign issuers and obligations of foreign banks, overseas branches of U.S. banks and supranational entities. Includes American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts and American Depositary Securities.	1, 2	Market Political Liquidity Foreign Investment
Futures and Related Options: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price.	1, 2	Management Market Credit Liquidity Leverage
Investment Company Securities: Shares of other mutual funds, including JPMorgan money market funds and shares of other money market funds for which JPMorgan Investment Advisors or its affiliates serve as investment adviser or administrator. JPMorgan Investment Advisors and JPMIM will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	1, 2	Market

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Instrument	Fund Code	Risk Type

Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs).	1	Prepayment Market Credit Regulatory Leverage
Mortgage Dollar Rolls: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	1	Prepayment Market Regulatory Leverage
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Funds may invest in such options, contracts and products.	1, 2	Management Credit Market Liquidity
Obligations of Supranational Agencies: Obligations of supranational agencies which are chartered to promote economic development and are supported by various governments and governmental agencies.	1	Credit Foreign Investment
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1, 2	Market
Real Estate Investment Trusts (REITs): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1, 2	Liquidity Management Market Regulatory Tax Prepayment
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1, 2	Credit Market Liquidity
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1, 2	Liquidity Market

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Instrument	Fund Code	Risk Type

Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	1, 2	Market Leverage
Rights and Warrants: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	1, 2	Market Credit
Securities Lending: The lending of up to 33 1/3% of a Fund’s total assets. In return, the Fund will receive cash, other securities and/or letters of credit as collateral.	1, 2	Credit Market Leverage
Structured Instruments: Debt securities issued by agencies and instrumentalities of the U.S. government, banks, municipalities, corporations and other businesses whose interest and/or principal payments are indexed to foreign currency exchange rates, interest rates, or one or more other referenced indices.	1, 2	Market Liquidity Management Credit Foreign Investment
Swaps, Caps and Floors: A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors. Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount.	1, 2	Management Credit Liquidity Market
Time Deposits: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.	1, 2	Liquidity Credit Market
Treasury Receipts: TRs, TIGRs and CATS.	1, 2	Market
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include Ginnie Mae, Fannie Mae and Freddie Mac.	1, 2	Market Credit Govt. Securities

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Instrument	Fund Code	Risk Type

U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and CUBES.	1, 2	Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Fund on demand.	1, 2	Credit Liquidity Market
When-Issued Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1, 2	Market Leverage Liquidity Credit
Zero Coupon Debt Securities: Bonds and other debt that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.	1	Credit Market Zero Coupon

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INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments are more susceptible to these risks than others.

•	Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

•	Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

•	Government Securities Risk. The Funds may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

•	Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective.

Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative’s original cost.

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•	Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

•	Management Risk. The risk that a strategy used by a fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

•	Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates.

A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

•	Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizures of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

•	Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are prepaid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

•	Regulatory Risk. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

•	Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

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•	Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

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If you want more information about the Funds, the following documents are free upon request:

Annual/Semi-Annual Reports. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

How Can I Get More Information? You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-800-480-4111 or by writing the Funds at:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266 - 8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can also review and copy the Funds’ reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. (For information about the SEC’s Public Reference Room call 1-202-551-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC’s web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)

PR-EQR1-506

PROSPECTUS MAY 5, 2006

JPMorgan

Income

Funds

R Class Shares

JPMorgan Core Bond Fund

JPMorgan High Yield Bond Fund

The Securities and Exchange Commission has not

approved or disapproved the shares of any of the

Funds as an investment or determined whether

this prospectus is accurate or complete. Anyone

who tells you otherwise is committing a crime.

Table of

CONTENTS

Fund Summaries: Investments, Risk & Performance
JPMorgan Core Bond Fund	1
JPMorgan High Yield Bond Fund	6

More About the Funds
Principal Investment Strategies	11
Investment Risks	13
Portfolio Quality	16
Temporary Defensive Positions	17
Portfolio Turnover	18

How to Do Business with the Funds
Purchasing Fund Shares	19
Exchanging Fund Shares	24
Redeeming Fund Shares	25
Shareholder Servicing Fees	27
Networking and Sub-Transfer Agency Fees	28

Shareholder Information
Dividend Policies	30
Tax Treatment of Shareholders	30
Shareholder Statements and Reports	32
Availability of Proxy Voting Record	33
Portfolio Holdings Disclosure	33

Management of the Funds
The Adviser, Administrator and Distributor	34
The Sub-Adviser	34
Advisory Fees	35
Additional Compensation to Financial Intermediaries	35
The Fund Managers	36

Legal Proceedings and Additional Fee and Expense Information	37
Financial Highlights	43
Appendix A: Investment Practices	44

JPMORGAN	Core Bond Fund

(formerly One Group® Bond Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

What are the Fund’s main investment strategies?

The Fund invests mainly in investment grade bonds and debt securities (or unrated bonds and debt securities which JPMorgan Investment Advisors determines to be of comparable quality). These include U.S. government obligations and mortgage-backed and asset-backed securities. JPMorgan Investment Advisors analyzes four major factors in managing and constructing the Fund: duration, market sector, maturity concentrations and individual securities. JPMorgan Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. JPMorgan Investment Advisors is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Core Bond Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What is a bond?

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero coupon obligations.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually,

1

FUND SUMMARY	Core Bond Fund

changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

2

FUND SUMMARY	Core Bond Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Since R Class Shares are new and past performance information is not available as of the date of this prospectus, the chart and table show the performance of the Fund’s Select Class Shares. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1 — Select Class Shares

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

The Fund’s year-to-date total return through 3/31/06 was (0.67)%.

[1]	As of the date of this prospectus, the R Class Shares had not commenced operations. The performance shown is that of the Select Class Shares of the Fund and has not been adjusted to reflect the differences in fees or other expenses between the classes. Select Class Shares of the Fund are not offered in this prospectus. The performance information for periods prior to March 22, 1999 reflects the performance of the predecessor to the Pegasus Bond Fund and the Pegasus Bond Fund.

Best Quarter:	5.13%	3Q2001	Worst Quarter:	-2.22%	2Q2004

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FUND SUMMARY	Core Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20051

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS
Select Class	6/1/91
Return Before Taxes		2.27	5.94	6.37
Return After Taxes on Distributions		0.52	3.80	3.96
Return After Taxes on Distributions and Sale of Fund Shares		1.46	3.79	3.94
Lehman Brothers Aggregate Bond Index2,^ (no deduction for fees, expenses or taxes)		2.43	5.87	6.16
Lipper Intermediate U.S. Government Fund Index3,^ (no deduction for taxes)		1.85	4.85	5.32
[1]	As of the date of this prospectus, the R Class Shares had not commenced operations. The performance shown is that of the Select Class Shares of the Fund and has not been adjusted to reflect the difference in fees and other expenses between the classes. Select Class Shares of the Fund are not offered in this prospectus. The performance information for periods prior to March 22, 1999 reflects the performance of the predecessor to the Pegasus Bond Fund and the Pegasus Bond Fund.
[2]	The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
[3]	The Lipper Intermediate U.S. Government Fund Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the index shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.
^	Investors cannot invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

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FUND SUMMARY	Core Bond Fund

Estimated Fees and Expenses

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	R CLASS
Investment Advisory Fees	0.30%
Shareholder Service Fee	0.05%
Other Expenses[1]	0.16%
Total Annual Fund Operating Expenses[2]	0.51%
[1]	“Other Expenses” are based on estimated amounts for the current fiscal year.
[2]	JPMorgan Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 0.53% of the average daily net assets of the R Class Shares for the period beginning May 5, 2006 through October 31, 2007.

Examples

The examples are intended to help you compare the

cost of investing in the

Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2007 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$52	$164	$285	$640

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JPMORGAN	High Yield Bond Fund

(formerly One Group® High Yield Bond Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

What are the Fund’s main investment strategies?

The Fund invests in all types of high-yield, high-risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock and loan participations. The Fund’s investments generally will be rated below investment grade or unrated. Such securities are also known as junk bonds. The Fund’s sub-advisor, JPMorgan High Yield Partners, focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors. JPMorgan High Yield Partners monitors investments on an ongoing basis by staying abreast of positive and negative credit developments. For more information about the High Yield Bond Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What is a bond?

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero coupon obligations.

What is a high yield bond?

A high yield bond or junk bond is a debt security that is rated below investment grade. (Such bonds also include unrated securities that JPMorgan Investment Advisors or JPMorgan High Yield Partners believes to be of comparable quality to debt securities that are rated below investment grade.) Such bonds are also called “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by Standard & Poor’s Ratings Service and Ba or lower by Moody’s Investors Service, Inc.). These securities generally offer a higher yield than investment grade securities, but involve a higher degree of risk.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

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FUND SUMMARY	High Yield Bond Fund

MAIN RISKS

High Yield Bond Risk. The Fund’s investment strategy is to invest in high yield, high risk securities which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended as a long-term investment program for investors who are able and willing to assume a high degree of risk.

Smaller Companies. As part of its high yield strategy, the Fund invests in debt securities of smaller, newer companies. These investments may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in the value of their debt securities. This may cause unexpected decreases in the value of your investment in the Fund.

Sensitivity to Interest Rates and Economic Changes. The income and market value of the Fund’s securities may fluctuate more than higher-rated securities. Although non-investment grade debt securities tend to be less sensitive to interest rate changes than investment grade debt securities, non-investment grade debt securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s net asset value may be volatile.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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FUND SUMMARY	High Yield Bond Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Since R Class Shares are new and past performance information is not available as of the date of this prospectus, the chart and table show the performance of the Fund’s Select Class Shares. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1 — Select Class Shares

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

The Fund’s year-to-date total return through 3/31/06 was 3.31%

[1]	As of the date of this prospectus, the R Class Shares had not commenced operations. The performance shown is that of the Select Class Shares of the Fund and has not been adjusted to reflect the difference in fees and other expenses between the classes. Select Class Shares of the Fund are not offered in this prospectus.

Best Quarter:	9.59%	2Q2003	Worst Quarter:	-4.24%	3Q2001

8

FUND SUMMARY	High Yield Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20051

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	PERFORMANCE SINCE 11/13/98
Select Class	11/13/98
Return Before Taxes		3.04	8.55	6.03
Return After Taxes on Distributions		0.28	5.22	2.62
Return After Taxes on Distributions and Sale of Fund Shares		1.94	5.25	2.96
Lehman Brothers High Yield Index, 2% Issuer Constrained2,^		2.76	9.12	12.69
Lehman Brothers High Yield Index3,^ (no deduction for sales charges or taxes)		2.74	8.86	7.38
Lipper High Yield Bond Index4,^ (no deduction for taxes)		3.00	6.76	4.65
[1]	As of the date of this prospectus, the R Class Shares had not commenced operations. The performance shown is that of the Select Class Shares of the Fund and has not been adjusted to reflect the difference in fees and other expenses between the classes. Select Class Shares of the Fund are not offered in this prospectus.
[2]The	Lehman Brothers High Yield Index, 2% Issuer Constrained is an unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The Index limits the maximum exposure to any one issuer to 2%. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses. The index for the Fund has changed from the Lehman Brothers High Yield Index to the Lehman Brothers High Yield Index, 2% Issuer Constrained in order to better represent the investment policies for comparison purposes.
[3]	The Lehman Brothers High Yield Index is an unmanaged index comprised of fixed-rate, non-investment grade debt securities that are dollar denominated and non-convertible. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
[4]	The Lipper High Yield Bond Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the indices shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.
^	Investors cannot invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

9

FUND SUMMARY	High Yield Bond Fund

Estimated Fees and Expenses

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)	R CLASS
Redemption Fee on shares held less than 60 days (as a percentage of amount redeemed/exchanged)[1]	2.00%
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	R CLASS
Investment Advisory Fees	0.65%
Shareholder Service Fee	0.05%
Other Expenses[2]	0.18%
Total Annual Fund Operating Expenses	0.88%
Fee Waiver and/or Expense Reimbursement[3]	(0.02)%
Net Expenses	0.86%
[1]	The High Yield Bond Fund charges a redemption fee of 2.00% of the value of shares sold. However, the redemption fee does not apply to bona fide asset allocation programs. The JPMorgan SmartRetirement Funds are considered asset allocation programs within the stated exceptions to the excessive trading limits and redemption fees.
[2]	“Other Expenses” are based on estimated amounts for the current fiscal year.
[3]	JPMorgan Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 0.86% of the average daily net assets of the R Class Shares for the period beginning May 5, 2006 through October 31, 2007.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2007 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$88	$279	$486	$1,082

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More About the Funds

Each of the Funds described in this prospectus is a series of JPMorgan Trust II (Trust) and is managed by JPMorgan Investment Advisors. For more information about the Funds and JPMorgan Investment Advisors, please read “Management of the Funds” and the Statement of Additional Information.

PRINCIPAL INVESTMENT STRATEGIES

This prospectus describes mutual funds with a variety of investment objectives, including total return, current income and capital appreciation. JPMorgan Investment Advisors selects securities for the Funds by analyzing both individual securities and different industry sectors. JPMorgan Investment Advisors looks for sectors and securities that it believes will perform consistently well over time as measured by total return. The Funds attempt to enhance total return by selecting market sectors that offer risk/reward advantages based on structural risks and credit trends. Individual securities that are purchased by the Funds are subject to a disciplined risk/reward analysis both at the time of purchase and on an ongoing basis. This analysis includes an evaluation of interest rate risk, credit risk and risks associated with the complex legal and technical structure of the investment (e.g., asset-backed securities and mortgage-backed securities). In addition, the principal investment strategies that are used to meet each Fund’s investment objective are described in “Fund Summaries: Investments, Risk & Performance” in the front of this prospectus. They are also described below.

FUNDAMENTAL POLICIES

A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. All fundamental policies are specifically identified.

There can be no assurance that the Funds will achieve their investment objectives. Please note that the Funds may also use strategies that are not described below, but which are described in the Statement of Additional Information.

11

WHAT IS AVERAGE WEIGHTED MATURITY?

Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. The terms “Intermediate” and “Short Term” in a Fund’s name refer to the average maturity the Fund maintains. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the Fund’s portfolio. Therefore, in the case of a Fund holding mortgage-backed securities, asset-backed securities and similar types of securities, the average weighted maturity of the Fund is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.

JPMORGAN CORE BOND FUND. The Fund invests in all types of debt securities rated as investment grade (or unrated debt securities which JPMorgan Investment Advisors determines to be of comparable quality), as well as preferred stock and loan participations. Such securities include government securities such as U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

•	As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. Generally, such bonds will have intermediate to long maturities.

•	The Fund also may purchase taxable or tax-exempt municipal securities.

•	The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category.

•	The Fund’s average weighted maturity will ordinarily range between four and 12 years, although the Fund may shorten its weighted average maturity if deemed appropriate for temporary defensive purposes.

JPMORGAN HIGH YIELD BOND FUND. The Fund’s sub-adviser, JPMorgan High Yield Partners, focuses on value in choosing securities for the Fund by using a “bottom-up” research methodology.

WHAT IS A BOTTOM-UP RESEARCH METHODOLOGY?

When JPMorgan High Yield Partners uses a bottom-up research methodology, it looks primarily at individual companies against the context of broader market factors.

12

For each issuer, JPMorgan High Yield Partners performs an in-depth analysis of the issuer including, business prospects, management, capital requirements, capital structure, enterprise value, and security structure and covenants. In addition, JPMorgan High Yield Partners monitors investments on an ongoing basis by staying abreast of positive and negative credit developments, expediting the review of the Fund’s investments which are considered to be the most risky.

•	As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

•	Under normal circumstances, the Fund invests at least 80% of its assets in bonds, loan participations, preferred stock and other debt securities, which are rated below investment grade or unrated. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice. The Fund may invest up to 100% of the Fund’s total assets in lower rated or unrated securities.

•	Up to 20% of the Fund’s assets may be invested in other securities, including investment grade debt securities.

•	The Fund’s average weighted maturity ordinarily will range between three and ten years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes.

INVESTMENT RISKS

The main risks associated with investing in the Funds are described below and in “Fund Summaries: Investments, Risk & Performance” at the front of this prospectus.

FIXED INCOME SECURITIES. Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in a Fund will increase and decrease as the value of the Fund’s investments increase and decrease. While securities with longer duration and maturities tend to produce higher yields, they also are subject to greater fluctuations in value when interest rates change. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Fixed income securities also are subject to the risk that the issuer of the security will be unable to meet its repayment obligations.

U.S. GOVERNMENT SECURITIES. U.S. government securities may be guaranteed by the U.S. Treasury, by the right to borrow from the U.S. Treasury, or only by the agency or instrumentality issuing the security. Certain agencies and instrumentalities are supported only by the right of the issuer to borrow from the U.S. Treasury, while others are supported by their own credit. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities unless required to do so by law.

13

Mortgage-backed securities may be issued by various U.S. governmental agencies such as Ginnie Mae, U.S. government-related organizations such as Fannie Mae and Freddie Mac, and non-governmental issuers. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, U.S. government-related organizations such as Fannie Mae and Freddie Mac may guarantee the timely payment of principal and interest on their securities, but such guarantees are not backed by the full faith and credit of the U.S. government.

DERIVATIVES. The Funds may invest in securities that may be considered to be derivatives. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management investment risks. A Fund’s use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund did not use such instruments.

WHAT IS A DERIVATIVE? Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

LOWER-RATED INVESTMENT GRADE SECURITIES. The Core Bond Fund and the High Yield Bond Fund may purchase debt securities rated in the lowest investment grade category. Securities in this rating category are considered to have speculative characteristics. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher grade securities.

HIGH YIELD SECURITIES. The High Yield Bond Fund invests in high yield securities that are unrated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. You should not invest in the Funds unless you are willing to assume the greater risk associated with high yield securities. These risks include the following:

•	Greater Risk of Loss. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. If an issuer failed to pay principal or interest, the Funds would experience a decrease in income and a decline in the market value of its investments. The Funds also may incur additional expenses in seeking recovery from the issuer.

•	Sensitivity to Interest Rate and Economic Changes. The income and market value of the Funds’ securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest

14

rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Funds’ investments and the Funds’ net asset values may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities was significantly higher than in prior or subsequent years.

•	Valuation Difficulties. It is often more difficult to value lower rated securities than higher-rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the Funds’ investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for certain of the Funds’ investments, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

•	Liquidity. There may be no established secondary or public market for the Funds’ investments and they generally trade at larger bid-ask spreads than investment grade debt securities. In addition, a major portion of an issue of lower-rated securities may be held by relatively few institutional purchasers at times. As a result, the Funds may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

•	High Yield Bond Market. Economic downturn, volatility in the capital markets or an increase in interest rates could have a negative effect on the high yield securities market and on the market value of the high yield securities held by a Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

•	Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, the Funds will not rely solely on ratings issued by established credit rating agencies, but will use such ratings in conjunction with JPMorgan Investment Advisors’ or JPMorgan High Yield Partners’ independent and ongoing review of credit quality. (Please see “Description of Ratings” in the Statement of Additional Information.) Because investments in lower rated or unrated securities involve greater investment risk, achievement of the Funds’ investment objectives will be more dependent on JPMorgan Investment Advisors’ or JPMorgan High Yield Partners’ credit analysis than would be the case if the Funds were investing in higher rated securities. The Funds may seek to hedge investments through transactions in options, futures contracts and related options. The Funds also may use swap agreements to further manage exposure to lower rated securities.

SMALL-CAPITALIZATION COMPANIES. Investments in smaller, younger companies may be riskier and more volatile than investments in larger, more established

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companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be a greater and more frequent fluctuation in the value of their securities. This may cause unexpected decreases in the value of your investment in a Fund.

FOREIGN SECURITIES. Investments in foreign securities involve risks different from investments in U.S. securities. These risks include the risks associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Because of these risk factors, the share price of the Funds that invest in foreign securities is expected to be volatile, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investment.

For more information about risks associated with the types of investments that the Funds purchase, please read “Fund Summaries: Investments, Risk & Performance,” Appendix A and the Statement of Additional Information.

PORTFOLIO QUALITY

Various rating organizations (like Standard & Poor’s Ratings Service and Moody’s Investors Service, Inc.) assign ratings to securities (other than equity securities). Generally, ratings are divided into two main categories: “Investment Grade Securities” and “Non-Investment Grade Securities.” Although there is always a risk of default, rating agencies believe that issuers of Investment Grade Securities have a high probability of making payments on such securities. Non-Investment Grade Securities include securities that, in the opinion of the rating agencies, are more likely to default than Investment Grade Securities.

The Funds only purchase securities that meet the rating criteria described below. JPMorgan Investment Advisors (or JPMorgan High Yield Partners with respect to the High Yield Bond Fund) will look at a security’s rating at the time of investment. If the securities are unrated, JPMorgan Investment Advisors (or JPMorgan High Yield Partners with respect to the High Yield Bond Fund) must determine that they are of comparable quality to rated securities. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. JPMorgan Investment Advisors (or JPMorgan High Yield Partners) will consider such an event in determining whether the Fund should continue to hold the security.

DEBT SECURITIES

•	The Core Bond Fund may invest in debt securities rated in any of the four investment grade rating categories.

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•	The High Yield Bond Fund may purchase securities in ANY rating category. Please read “Fund Summaries: Investments, Risk & Performance” and “Investment Risks” for more information about the High Yield Bond Fund.

PREFERRED STOCK

•	The Core Bond Fund may only invest in preferred stock rated in any of the four highest rating categories.

•	The High Yield Bond Fund may invest in preferred stock in ANY rating category.

MUNICIPAL SECURITIES

•	The Core Bond Fund may only invest in municipal bonds rated in any of the four highest rating categories.

•	The Core Bond Fund may only invest in other municipal securities, such as tax-exempt commercial paper, notes and variable rate demand obligations which are rated in the highest or second highest rating categories.

•	The High Yield Bond Fund may invest in municipal securities rated in ANY category.

COMMERCIAL PAPER

•	The Core Bond Fund may invest in commercial paper rated in the highest or second highest rating category.

•	The High Yield Bond Fund, may invest in commercial paper rated in ANY category.

For more information about ratings, please see “Description of Ratings” in the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, produce taxable income, and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

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While the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

PORTFOLIO TURNOVER

The Funds may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Portfolio turnover may vary greatly from year to year, as well as within a particular year.

Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to you.

To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates.

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How to Do Business with the Funds

PURCHASING FUND SHARES

Who can buy shares?

Shares may be purchased by the JPMorgan SmartRetirement Funds.

Shares may also be purchased by 401(k) and other defined contribution plans administered by the Retirement Plan Services affiliate of JPMorgan Chase Bank, N.A. once the investment by such plans in the aggregate would be at least $5,000,000 per Fund.

When can I buy shares?

•	Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

•	Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective that day at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application.

•	If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

•	On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

•	If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

•	Share ownership is electronically recorded, therefore no certificate will be issued.

•	The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short- term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing

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may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

•	The Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

•	Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

•	Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

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•	Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

•	In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

•	Shares are sold at net asset value (NAV) per share.

•	NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

•	The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. Shareholders who purchase or redeem shares when NAV has been determined using fair valuation procedures may receive more or less shares or redemption proceeds than they otherwise would have received if securities were not valued using the Trust’s fair valuation procedures. The Board of Trustees receives regular reporting concerning the operation of the fair valuation procedures.

•	A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV per share will be calculated as of the time the NYSE closes. The price at which a purchase is

21

effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

How do I open an account?

1.	Read the prospectus carefully, and select the Fund or Funds most appropriate for you. The Funds may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes.

2.	Decide how much you want to invest.

3.	When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

•	We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.

•	Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable redemption fee.

4.	Send the completed Account Application to:

JPMORGAN FUNDS SERVICES

P. O. BOX 8528

BOSTON, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to

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refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see “Redeeming Fund Shares — When can I redeem shares?.”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMORGAN CHASE BANK, N.A.

ATTN: JPMORGAN FUNDS SERVICES

ABA 021 000 021

DDA 323125832

FBO YOUR JPMORGAN FUND

    (EX: JPMORGAN ABC FUND-R)

YOUR FUND NUMBER & ACCOUNT NUMBER

    (EX: FUND 123-ACCOUNT 123456789)

YOUR ACCOUNT REGISTRATION

    (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

5.	If you have any questions, contact your Financial Intermediary, if applicable, or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds” to the following wire address:

JPMORGAN CHASE BANK, N.A.

ATTN: JPMORGAN FUNDS SERVICES

ABA021 000 021

DDA 323125832

FBO YOUR JPMORGAN FUND

    (EX: JPMORGAN ABC FUND-R)

YOUR FUND NUMBER & ACCOUNT NUMBER

    (EX: FUND 123-ACCOUNT 123456789)

YOUR ACCOUNT REGISTRATION

    (EX: XYZ CORPORATION)

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•	The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

•	You may revoke your right to make purchases over the telephone by sending a letter to:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

EXCHANGING FUND SHARES

What are my exchange privileges?

•	R Class Shares of a Fund may be exchanged for R Class Shares of another JPMorgan Fund or for any other class of the same Fund.

•	All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

•	Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund receives the request by 4:00 p.m. ET.

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Do I pay a redemption fee on an exchange?

Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges. See “Redeeming Fund Shares—Do I pay a redemption fee?” below.

Are exchanges taxable?

Generally:

•	An exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

•	An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

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•	You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No.

•	However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

•	Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

•	Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective that day at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

•	A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares:

1.	You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

2.	You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

3.	We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

4.	You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

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•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

•	On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

•	Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

•	The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

•	If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted minus the amount of any applicable redemption fee.

Do I pay a redemption fee?

•	If you sell your shares of the High Yield Bond Fund within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The day after your purchase order is accepted (i.e., trade date plus 1) is considered the first day for purposes of calculating the 60 day holding period.

•	The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of a employer-sponsored retirement plan’s entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.

•	The redemption fees are paid to the High Yield Bond Fund and are designed to offset the brokerage commissions, capital gains impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

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•	The Funds often do not have direct access to shareholder information and are dependent upon Financial Intermediaries to apply redemption fees to Fund accounts held by such Financial Intermediaries on behalf of multiple investors. These accounts which may include omnibus accounts or retirement plan accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another. In these circumstances, the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. For these accounts, the Funds that assess redemption fees generally must rely on the Financial Intermediary to identify shareholders who should be charged a redemption fee as well as to collect the redemption fee and remit it to the Funds. There is no assurance that such Financial Intermediaries will be effective or uniform in applying the redemption fees to underlying accounts or that such Financial Intermediaries will assess, collect or remit such redemption fees.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

•	Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

•	The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

•	You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

SHAREHOLDER SERVICING FEES

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMDS under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, received an annual fee of 0.05% of the average daily net assets for R Class Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a

27

portion of the 0.05% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIA or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

•	Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

•	Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum, in accordance with the terms of the prospectus.

1.	To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a redemption fee.

2.	For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?.”

•	The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

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See “Additional Purchase and Redemption Information” in the Statement of Additional Information for more details about this process.

•	You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

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Shareholder Information

DIVIDEND POLICIES

Dividends

The Funds generally declare dividends on the last business day of each month. Dividends are distributed on the first business day of each month. Capital gains, if any, for all Funds are distributed at least annually. The dates on which dividends and capital gains will be distributed for calendar year 2006 will be available online at www.jpmorganfunds.com.

The Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive a portion of the price back as a taxable dividend or distribution.

Dividend Reinvestment

You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash and thus are currently taxable. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to the Funds as “undeliverable,” your check will be credited back to your account and all future distributions will be reinvested in Fund shares.

If you want to change the way in which you receive dividends and distributions, you may write to the JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by the JPMorgan Funds. You also may change the way you receive dividends and distributions by calling 1-800-480-4111.

TAX TREATMENT OF SHAREHOLDERS

Taxation of Shareholder Transactions

A sale, exchange or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. For more information about your specific tax situation, please consult your tax advisor.

Taxation of Distributions

Each Fund will distribute substantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) on at least an annual basis. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them,

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rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable to you as ordinary income. For taxable years beginning on or before January 1, 2009, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. The Funds do not expect a significant portion of their distributions to be derived from qualified dividend income.

Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid). Distributions are taxable whether you received them in cash or reinvested them in additional shares through the dividend reinvestment plan. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term capital gains, depending on your holding period. A Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Long-term capital gain rates applicable to individuals have been temporarily reduced (in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before January 1, 2009.

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year.

Taxation of Certain Securities

Some of the Funds may acquire certain securities issued with original issue discount (including zero coupon securities). Current federal tax law requires that a holder (such as a Fund) of such a security must include in taxable income a portion of the original issue discount which accrues during the tax year on such security even if a Fund receives no payment in cash on the security during the year. As a regulated investment company intending to qualify for special treatment under the Internal Revenue Code of 1986, as amended, a Fund must pay out substantially all of its net investment income each year, including any original issue discount. Accordingly, a Fund may be required to pay out an amount which is greater than the total amount of cash interest a Fund actually received. Such distributions will be made from the cash assets of a Fund or by liquidation of investments if necessary. If a distribution of cash necessitates the liquidation of investments, JPMorgan Investment Advisors or the Sub-Adviser will select which securities to sell and a Fund may realize a gain or loss from those sales. In the event a Fund realizes net capital gains from these transactions, you may receive a larger capital gain distribution, if any, than you would in the absence of such transactions.

Taxation of Foreign Investments

The Funds’ investments in foreign securities may be subject to foreign withholding. In that case, the yield on those securities would be reduced. You

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generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Funds’ distributions.

Taxation of Retirement Plans

Distributions by the Funds to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described elsewhere in this section. If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

Tax Information

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information, see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders. For additional information on the potential tax consequences of investing in the Funds, please see the Statement of Additional Information.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe that they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

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If you have any questions or need additional information, please write to JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the applicable investment adviser. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Each Fund’s top ten holdings as of the last day of each month are posted on the Funds’ website at www.jpmorganfunds.com no sooner than 15 days after the end of that month.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

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Management of the Funds

THE ADVISER, ADMINISTRATOR AND DISTRIBUTOR

JPMorgan Investment Advisors Inc. (the Adviser) (1111 Polaris Parkway, Suite 2-J, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for each of the Funds and continuously reviews, supervises and administers each of the Fund’s investment programs. JPMorgan Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of JPMorgan Trust II. JPMorgan Investment Advisors has served as investment adviser to the Trust since its inception. In addition, JPMorgan Investment Advisors serves as investment adviser to other mutual funds and individual corporate, charitable and retirement accounts. JPMorgan Investment Advisors is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMorgan Investment Advisors Inc. is referred to in this prospectus as “JPMorgan Investment Advisors.”

A discussion of the basis that the Board of Trustees of JPMorgan Trust II used in reapproving the investment advisory agreement for the Funds is available in the semi-annual report for the six month period ended 12/31/05.

JPMorgan Funds Management, Inc. (the Administrator) (1111 Polaris Parkway, Suite 2-J, P.O. Box 711235, Columbus, Ohio 43271-1235) provides administrative services and oversees the Funds’ other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding fund of funds, and money market funds) in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

JPMorgan Distribution Services, Inc. (the Distributor or JPMDS) (1111 Polaris Parkway, Suite 2-J, P.O. Box 711235, Columbus, Ohio 43271-1235) is the distributor for the Funds. The Distributor is a direct, wholly-owned subsidiary of JPMorgan Chase.

THE SUB-ADVISER

JPMorgan High Yield Partners LLC (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) is the sub-adviser to the High Yield Bond Fund. JPMorgan High Yield Partners is a wholly-owned subsidiary of JPMorgan Investment Advisors.

A discussion of the basis that the Board of Trustees of JPMorgan Trust II used in reapproving the investment sub-advisory agreement for the High Yield Bond Fund is available in the semi-annual report for the period ended 12/31/05.

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ADVISORY FEES

JPMorgan Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Fund. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

FUND	ANNUAL RATE AS % OF AVERAGE DAILY NET ASSETS
JPMorgan Core Bond Fund[1]	0.33
JPMorgan High Yield Bond Fund[1,2]	0.61

[1]	Beginning February 19, 2005, the contractual advisory fees for these Funds were changed to the following rates:

FUND	ANNUAL RATE AS % OF AVERAGE DAILY NET ASSETS
JPMorgan Core Bond Fund	0.30
JPMorgan High Yield Bond Fund	0.65

[2]	Includes fees paid by JPMorgan Investment Advisors to JPMorgan High Yield Partners, the sub-adviser to the High Yield Bond Fund. Effective February 19, 2005, the contractual sub-advisory fees were changed to an annual rate of .60% of average daily net assets for the High Yield Bond Fund .

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMorgan Investment Advisors, JPMDS, and from time to time, other affiliates of JPMorgan Investment Advisors, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with JPMDS. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMorgan Investment Advisors and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

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THE FUND MANAGERS

The Funds are managed by portfolio managers teamed with research analysts. The portfolio managers work together to establish general duration, sector and yield curve strategies for the Funds. The research analysts provide individual security and sector recommendations regarding their area of focus, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objectives of the Funds.

JPMorgan Core Bond Fund. Douglas Swanson and Ricardo Cipicchio, CFA, are the lead portfolio managers responsible for the day-to-day management of the JPMorgan Core Bond Fund. Mr. Swanson is responsible for establishing daily tactical decision-making for all taxable bond money management as it relates to strategic investment policy and benchmarking, composite and investment style oversight and performance oversight. Prior to joining JPMorgan Investment Advisors in 1998, Mr. Swanson was first vice president and manager at First Chicago NBD Corporation, where he worked on government/corporate securities and managed various Pegasus Funds. Mr. Cipicchio is a member of the Taxable Bond Team. He also manages numerous large institutional accounts. Prior to joining JPMorgan Investment Advisors in 1998, Mr. Cipicchio was a first vice president and manager of the Pegasus Short Bond and Multi-Sector Bond Funds at First Chicago NBD. He was also the associate manager of the Pegasus Bond and Intermediate Bond Funds as well as institutional portfolios.

JPMorgan High Yield Bond Fund. The portfolio management team for the JPMorgan High Yield Bond Fund is comprised of William J. Morgan and James P. Shanahan. Mr. Morgan is the high yield team leader and the portfolio manager for all accounts in the high yield, aggressive income high yield, and insurance asset BB styles. An employee of JPMorgan Investment Advisors since March 2005, Mr. Morgan has served as a portfolio manager for JPMorgan High Yield Partners LLC since 1998. Mr. Shanahan is an assistant high yield portfolio manager for general high yield mandates, responsible for distressed and special situations investments, and CBO portfolios. An employee of JPMorgan Investment Advisors since March 2005, Mr. Shanahan has held the same role at the Fund’s sub-adviser, JPMorgan High Yield Partners LLC, since 1998.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and their ownership of securities in the Funds is provided in the Funds’ Statement of Additional Information.

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Legal Proceedings and Additional Fee and Expense Information

On September 3, 2003, the New York Attorney General (“NYAG”) simultaneously filed and settled a complaint (the “Canary Complaint”) against Canary Capital Partners, LLC, et al. (collectively, “Canary”). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with certain mutual funds in One Group Mutual Funds (now known as the JPMorgan Trust II). Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as “market timing” and also “late trading.”

On June 29, 2004, JPMorgan Investment Advisors (formerly known as Banc One Investment Advisors) entered into agreements with the Securities and Exchange Commission (the “SEC”) and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In its settlement with the SEC, JPMorgan Investment Advisors consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, JPMorgan Investment Advisors agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds as noted below. The settlement agreement with the NYAG also requires JPMorgan Investment Advisors to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over a five year period commencing September 2004. In addition, JPMorgan Investment Advisors has agreed to and has commenced implementation of undertakings relating to, among other things, (i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) and the Investment Company Act of 1940, as amended (“1940 Act”), (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

Under the terms of the SEC Order and the NYAG settlement agreement, the $50 million payment by JPMorgan Investment Advisors has funded a pool established for distribution to affected shareholders of certain Funds. This pool will be distributed in accordance with a distribution plan developed by an independent distribution consultant in consultation with JPMorgan Investment Advisors and acceptable to the Board’s independent trustees and the staff of the SEC. The distribution plan will provide for investors to receive, in order of priority, (i) their proportionate share of losses from market timing, and (ii) a proportionate share of

37

advisory fees paid by the Funds that suffered such losses during the period of such market timing. It is currently expected that such amounts will be paid in the first half 0f 2006, subject to SEC approval. More specific information on the distribution plan will be communicated at a later date in an appropriate manner.

Mark A. Beeson, the former president and chief executive officer of One Group Mutual Funds and a former senior managing director of JPMorgan Investment Advisors, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

The agreement with the SEC is reflected in the SEC Order, which states, among other things, that JPMorgan Investment Advisors and Mr. Beeson violated and/or aided and abetted and caused violations of the antifraud provisions of the Advisers Act and the 1940 Act by, among other things, (i) allowing excessive short-term trading in certain of the Funds that was inconsistent with the terms of the Funds’ prospectus and that was potentially harmful to the Funds, (ii) failing to disclose to the Board or to shareholders, among other things, the conflict of interest created by market timing arrangements, (iii) failing to charge redemption fees for redemptions by certain shareholders as required by the applicable prospectuses when other shareholders were charged the redemption fees, (iv) having no written procedures in place to prevent the nonpublic disclosure of Fund portfolio holdings and improperly providing confidential portfolio holdings to certain persons when others were not provided with or otherwise privy to the same information, and (v) causing certain Funds, without the knowledge of the Board, to participate in joint transactions raising a conflict of interest in violation of the 1940 Act. The settlement agreement with the NYAG contains statements consistent with those described in the preceding sentence regarding the SEC Order. JPMorgan Investment Advisors and Mr. Beeson neither admit nor deny the findings set forth in the SEC Order, and JPMorgan Investment Advisors neither admits nor denies the findings in its settlement agreement with the NYAG.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed by private plaintiffs and one lawsuit has been filed by the West Virginia Attorney General in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

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These actions name as defendants, among others, Banc One Investment Advisors, Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of JPMorgan Investment Advisors), the Distributor, One Group Services Company (the Funds’ former distributor), Banc One High Yield Partners, LLC (now known as JPMorgan High Yield Partners LLC) (the sub-adviser to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of One Group Mutual Funds and JPMorgan Investment Advisors and certain current and former Trustees. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the Fund’s investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys’ fees.

On November 3, 2005, the district court ruled that all claims in the consolidated amended class action complaint against One Group Mutual Funds are to be dismissed. The count also ruled that certain claims in that complaint and in the consolidated amended fund derivative complaint against other defendants are to be dismissed. On March 1, 2006, the District Court entered a final order implementing these rulings.

In addition to the lawsuits described above, on August 30, 2005, the Commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses or otherwise adversely affect the Funds.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

ANNUAL AND CUMULATIVE EXPENSE EXAMPLES

As noted above, the settlement agreement with the NYAG requires JPMorgan Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between JPMorgan Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by JPMorgan Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net

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Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that JPMorgan Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

The JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMorgan Trust II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMorgan Trust I) are subject to a Reduced Rate. The Reduced Rate was implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, shareholder servicing fees, fees paid to vendors not affiliated with JPMorgan Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursement to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates, as applicable.

Non-Reduced Rate Funds

The table below shows the ratios for the R Class Shares of the Funds offered in this prospectus not subject to a Reduced Rate.

		NET EXPENSE RATIO	GROSS EXPENSE RATIO
FUND	CLASS	AS OF MAY 5, 2006	AS OF MAY 5, 2006
JPMorgan Core Bond Fund	R	0.51	0.51
JPMorgan High Yield Bond Fund	R	0.86	0.88

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A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Funds’ fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On May 5, 2006, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	If a Reduced Rate applies, it is assumed to apply for the entire 10 years shown in the example. There is no assurance, however, that Reduced Rates will in fact remain in effect after the mandatory fee reduction period which expires June 30, 2009.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates; and the Gross Expense Ratio thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming fund expenses are deducted each year in the amount shown under “Annual Costs.”

Your actual costs may be higher or lower than those shown.

Non-Reduced Rate Funds

JPMORGAN CORE BOND FUND	R CLASS
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
May 4, 2007	$52	5.00%	4.49%	4.49%
May 4, 2008	$54	10.25%	9.18%	4.49%
May 4, 2009	$57	15.76%	14.08%	4.49%
May 4, 2010	$59	21.55%	19.21%	4.49%
May 4, 2011	$62	27.63%	24.56%	4.49%
May 4, 2012	$65	34.01%	30.15%	4.49%
May 4, 2013	$68	40.71%	36.00%	4.49%
May 4, 2014	$71	47.75%	42.10%	4.49%
May 4, 2015	$74	55.13%	48.48%	4.49%
May 4, 2016	$77	62.89%	55.15%	4.49%

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JPMORGAN HIGH YIELD BOND FUND	R CLASS
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
May 4, 2007	$88	5.00%	4.14%	4.14%
May 4, 2008	$94	10.25%	8.43%	4.12%
May 4, 2009	$97	15.76%	12.90%	4.12%
May 4, 2010	$101	21.55%	17.55%	4.12%
May 4, 2011	$106	27.63%	22.39%	4.12%
May 4, 2012	$110	34.01%	27.43%	4.12%
May 4, 2013	$114	40.71%	32.69%	4.12%
May 4, 2014	$119	47.75%	38.15%	4.12%
May 4, 2015	$124	55.13%	43.84%	4.12%
May 4, 2016	$129	62.89%	49.77%	4.12%

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Financial Highlights

This section would ordinarily include Financial Highlights. The Financial Highlights tables are intended to help you understand the Funds’ performance for a Fund’s period of operations. Because the R Class Shares of each Fund have not yet commenced operations as of the date of this prospectus, no financial highlights are shown.

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Appendix A

INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

FUND NAME	FUND CODE
JPMorgan Core Bond Fund	1
JPMorgan High Yield Bond Fund	2

Instrument	Fund Code	Risk Type

Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	1, 2	Prepayment Market Credit Regulatory
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.	1, 2	Prepayment Market Credit Regulatory
Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.	1, 2	Credit Liquidity Market
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date. The Funds will sell only covered call and secured put options.	1, 2	Management Liquidity Credit Market Leverage
Certificates of Deposit: Negotiable instruments with a stated maturity.	1, 2	Market Credit Liquidity

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Instrument	Fund Code	Risk Type

Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1, 2	Credit Liquidity Market
Common Stock: Shares of ownership of a company.	2	Market
Convertible Securities: Bonds or preferred stock that can convert to common stock.	2	Market Credit
Corporate Debt Securities: Corporate bonds and non-convertible debt securities.	1, 2	Market Credit
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.	1, 2	Market Liquidity Management
Fixed Rate Mortgage Loans: Investments in fixed rate mortgage loans or mortgage pools which bear simple interest at fixed annual rates and have short to long term final maturities.	1, 2	Credit Prepayment Regulatory Market
Foreign Securities: Securities issued by foreign companies, debt securities issued or guaranteed by foreign governments or any of their agencies and instrumentalities, as well as commercial paper of foreign issuers and obligations of foreign banks, overseas branches of U.S. banks and supranational entities.	1, 2	Market Political Liquidity Foreign Investment
Futures and Related Options: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price.	1, 2	Management Market Credit Liquidity Leverage
Inverse Floating Rate Instruments: Floating rate debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	1, 2	Market Leverage Credit

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Instrument	Fund Code	Risk Type

Investment Company Securities: Shares of other mutual funds, including JPMorgan money market funds and shares of other money market mutual funds for which JPMorgan Investment Advisors or its affiliates serve as investment adviser or administrator. The Treasury & Agency Fund and the Government Bond Fund will purchase only shares of investment companies which invest exclusively in U.S. Treasury and other U.S. agency obligations. JPMorgan Investment Advisors will waive certain fees when investing in funds for which it serves as investment adviser to the extent required by law.	1, 2	Market
Loan Participations and Assignments: Participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries (LDCs).	1, 2	Credit Political Liquidity Foreign Investment Market Tax
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs).	1, 2	Prepayment Market Credit Regulatory
Mortgage Dollar Rolls: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	1, 2	Prepayment Market Regulatory
Municipal Bonds: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal bonds include private activity bonds and industrial development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	1, 2	Market Credit Political Tax Regulatory

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Instrument	Fund Code	Risk Type

New Financial Products: New options and futures contracts, and other financial products continue to be developed and the Funds may invest in such options, contracts and products.	1, 2	Management Credit Market Liquidity
Obligations of Supranational Agencies: Obligations of supranational agencies which are chartered to promote economic development and are supported by various governments and governmental agencies.	1, 2	Credit Foreign Investment
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1, 2	Market
Real Estate Investment Trusts (REITs): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1, 2	Liquidity Management Market Regulatory Tax Prepayment
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1, 2	Credit Market Liquidity
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1, 2	Liquidity Market
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	1, 2	Market Leverage
Securities Lending: The lending of up to 33 1/3% of a Fund’s total assets. In return, the Fund will receive cash, other securities and/or letters of credit as collateral.	1, 2	Credit Market Leverage

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Instrument	Fund Code	Risk Type

Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	1, 2	Credit Liquidity Market
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage backed obligations. These include IOs and POs.	1, 2	Prepayment Market Credit Regulatory
Structured Instruments: Debt securities issued by agencies and instrumentalities of the U.S. government, banks, municipalities, corporations and other businesses whose interest and/or principal payments are indexed to foreign currency exchange rates, interest rates, or one or more other referenced indices.	1, 2	Market Liquidity Management Credit Foreign Investment
Swaps, Caps and Floors: A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors. Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount.	1, 2	Management Credit Liquidity Market
Time Deposits: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.	1, 2	Liquidity Credit Market
Treasury Receipts: TRs, TIGRs and CATS.	1, 2	Market
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac including funding notes and subordinated benchmark notes.	1, 2	Market Credit Govt. Securities
U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and CUBES.	1, 2	Market

48

Instrument	Fund Code	Risk Type

Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Fund on demand.	1, 2	Credit Liquidity Market
Warrants: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	2	Market Credit
When-Issued Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1, 2	Market Leverage Liquidity Credit
Zero Coupon Debt Securities: Bonds and other debt that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.	1, 2	Credit Market Zero Coupon
Zero-Fixed-Coupon Debt Securities: Zero coupon debt securities which convert on a specified date to interest bearing debt securities.	1, 2	Credit Market Zero Coupon

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INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments are more susceptible to these risks than others.

•	Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

•	Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

•	Government Securities Risk. The Funds may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

•	Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective.

Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative’s original cost.

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•	Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

•	Management Risk. The risk that a strategy used by a fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

•	Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates.

For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

•	Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizures of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

•	Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are prepaid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

•	Regulatory Risk. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

•	Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

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•	Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically. This risk is similar to Credit Risk which is described above.

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If you want more information about the Funds, the following documents are free upon request:

Annual/Semi-Annual Reports. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

How Can I Get More Information? You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-800-480-4111 or by writing the Funds at:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266 - 8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can also review and copy the Funds’ reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. (For information about the SEC’s Public Reference Room call 1-202-551-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC’s web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)

PR-INCR-506

PROSPECTUS MAY 5, 2006

JPMorgan

Specialty

Funds

R Class Shares

JPMorgan U.S. Real Estate Fund

The Securities and Exchange Commission has not approved or disapproved the shares of the Fund as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Table of

CONTENTS

Fund Summary: Investments, Risk & Performance
JPMorgan U.S. Real Estate Fund	1

More About The Fund
Principal Investment Strategies	7
Investment Risks	8
Temporary Defensive Positions	9
Portfolio Turnover	10

How to Do Business with the Fund
Purchasing Fund Shares	11
Exchanging Fund Shares	16
Redeeming Fund Shares	17
Shareholder Servicing Fees	19
Networking and Sub-Transfer Agency Fees	19

Shareholder Information
Dividend Policies	21
Tax Treatment of Shareholders	21
Shareholder Statements and Reports	23
Availability of Proxy Voting Record	24
Portfolio Holdings Disclosure	24

Management of the Fund
The Adviser, Administrator and Distributor	25
Advisory Fees	25
Additional Compensation to Financial Intermediaries	25
The Fund Managers	26

Legal Proceedings and Additional Fee and Expense Information	27
Financial Highlights	32
Appendix A: Investment Practices	33

JPMORGAN	U.S. Real Estate Fund

(formerly One Group® Real Estate Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks a high level of current income and long-term capital appreciation primarily through investments in real estate securities.

What are the Fund’s main investment strategies?

The Fund mainly invests in common stocks of real estate investment trusts (REITs) and other real estate companies. The Fund may also invest in other types of equity securities of real estate companies including rights, warrants, convertible securities and preferred stocks. The Fund does not invest in real estate directly. In selecting securities for the Fund, the Fund’s investment adviser, Security Capital Research & Management, focuses on three fundamental research disciplines that it believes play an important role in the pricing of real estate companies: (1) real estate research, which focuses on understanding the market pressures and factors that affect rent growth, occupancy and development; (2) company analysis, which focuses on analyzing real estate companies within the Fund’s defined universe of investments and modeling their cash flow potential; and (3) market strategy, which focuses on establishing appropriate cost of capital thresholds for pricing real estate companies in the covered universe of the companies, including consideration of the risks underlying the securities as well as the appetite for, and pricing of, risk in the broader equity and capital markets. For more information about the U.S. Real Estate Fund’s investment strategies, please read “More About the Fund” and “Principal Investment Strategies.”

What is a REIT?

A REIT is a pooled investment vehicle that generally invests in income-producing real estate or real estate loans. REITs are classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. As part of its main investment strategy, the Fund invests in equity REITs. Equity REITs mainly invest directly in real estate and obtain income from collecting rents. REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Internal Revenue Code.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

1

JPMORGAN	U.S. Real Estate Fund

MAIN RISKS

Real Estate Securities. The Fund’s investments in real estate securities are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can affect the profitability and liquidity of properties in the real estate market. Property values may also decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Fund’s investments and your investment may decline in response to declines in property values or other adverse changes to the real estate market. The performance of the real estate securities in which the Fund invests is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate.

REIT Risk. In addition to the risks facing real estate securities, the Fund’s investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Tax Risk. REITs and other investment vehicles in which the Fund may invest are subject to complicated Internal Revenue Code rules. The tax laws that apply to these investment vehicles have the potential to create negative tax consequences for the Fund, or for certain shareholders of the Fund, including, in particular, charitable remainder trusts.

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Credit Risk. A decline in the credit rating or perceived credit quality of a real estate company’s debt can have a negative impact on the value of its stock. Such lower credit quality may lead to greater volatility in the price of a security held by the Fund and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell a real estate company’s security.

2

JPMORGAN	U.S. Real Estate Fund

Non-Diversified. The Fund is considered “non-diversified” which means that it may invest a greater percentage of its assets in securities of one issuer than a diversified fund. Accordingly, the results of any one investment can have a significant impact on the Fund’s performance — either good or bad. In addition, the Fund concentrates its investments in a single industry or group of industries in the real estate sector. Companies in the real estate sector include REITs and other companies engaged in the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or companies that invest in such real estate. This concentration increases the risk of loss to the Fund by increasing its exposure to economic, business, political or regulatory developments that may be adverse to the real estate sector of the economy or individual industries within the real estate sector.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

3

JPMORGAN	U.S. Real Estate Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Since R Class Shares are new and past performance information is not available as of the date of this prospectus, the chart and table show the performance of the Fund’s Class A Shares. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1 — Class A Shares

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

The Fund’s year-to-date total return through 3/31/06 was 16.19%.

[1]	As of the date of this prospectus, the R Class Shares had not commenced operations. The performance shown is that of the Class A Shares of the Fund and has not been adjusted to reflect the differences in fees or other expenses between the classes. Class A Shares of the Fund are not offered in this prospectus. Class A Shares performance reflects the performance of the Class S Shares of Security Capital U.S. Real Estate Shares. Security Capital U.S. Real Estate Shares reorganized into the JPMorgan U.S. Real Estate Fund on February 18, 2005. As a result of the reorganization, Class S shareholders of Security Capital U.S. Real Estate Shares became holders of Class A Shares of the Fund. Security Capital U.S. Real Estate Shares was the surviving fund for accounting purposes.

Best Quarter:	17.21%	4Q2004	Worst Quarter:	-10.14%	3Q1998

4

FUND SUMMARY	U.S. Real Estate Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20051

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	PERFORMANCE SINCE INCEPTION
Class A Shares[1]	4/23/97[2]
Return Before Taxes		15.77%	17.91%	15.68%
Return After Taxes on Distributions		13.72%	15.64%	13.18%
Return After Taxes on Distributions and Sale of Fund Shares		11.02%	14.47%	12.35%
Dow Jones Wilshire Real Estate Securities Index3,^ (reflects no deduction for fees, expenses or taxes)		14.07%	18.95%	13.11%
NAREIT Equity Index4,^ (reflects no deduction for fees, expenses or taxes)		12.16%	19.08%	12.81%
[1]	As of the date of this prospectus, the R Class Shares had not commenced operations. The performance shown is that of the Class A Shares of the Fund and has not been adjusted to reflect the differences in fees and other expenses between the classes. Class A Shares of the Fund are not offered in this prospectus. The performance information for Class A Shares reflects the performance of the Class S Shares of Security Capital U.S. Real Estate Shares. Such performance has not been adjusted for differences in sales charges and expenses. The Security Capital U.S. Real Estate Shares reorganized into the JPMorgan U.S. Real Estate Fund on February 18, 2005. As a result of the reorganization, Class S shareholders of Security Capital U.S. Real Estate Shares became holders of Class A Shares of the Fund. The actual returns of Class A Shares would have been lower than those shown as a result of the sales charge on Class A Shares.
[2]	The effective date of the registration statement for Class S Shares of Security Capital U.S. Real Estate Shares (the predecessor to JPMorgan U.S. Real Estate Fund).
[3]	The Dow Jones Wilshire Real Estate Securities Index is an unmanaged, broad based, market capitalization-weighted index comprised of publicly traded REITs and real estate operating companies, not including special purpose or healthcare REITs. It is comprised of major companies engaged in the equity ownership and operation of commercial real estate.
[4]The	NAREIT Equity Index is an unmanaged index of publicly traded U.S. tax-qualified REITs that have 75% or more of their gross invested book assets invested in the equity ownership of real estate.
^	Investors cannot invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

5

FUND SUMMARY	U.S. Real Estate Fund

Estimated Fees and Expenses

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.

ESTIMATED ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	R CLASS
Investment Advisory Fees	0.60%
Shareholder Service Fees	0.05%
Other Expenses[1]	0.18%
Total Annual Fund Operating Expenses	0.83%
Fee Waiver and/or Expense Reimbursement[2]	(0.10%)
Net Expenses	0.73%
1	”Other Expenses” are based on estimated amounts for the current fiscal year.
[2]	JPMorgan Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding dividend expenses on securities sold short, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 0.73% of the average daily net assets of the R Class Shares for the period beginning May 5, 2006 through April 30, 2007.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through April 30, 2007 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$75	$255	$451	$1,016

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More About the Fund

The Fund described in this prospectus is a series of JPMorgan Trust II and is managed by Security Capital Research & Management. For more information about the Fund and Security Capital Research & Management, please read “Management of the Fund” and the Statement of Additional Information.

PRINCIPAL INVESTMENT STRATEGIES

This prospectus describes a mutual fund with the objective of providing a high level of current income and long-term capital appreciation primarily through investments in real estate securities. Security Capital Research & Management’s investment process focuses on the following three research disciplines:

•	Real Estate Research. Real estate research focuses on understanding the market pressures and factors that affect rent growth, occupancy and development. Security Capital Research & Management considers future supply and demand trends for property types in various markets and the relative impact for different companies.

•	Individual Company Analysis. Security Capital Research & Management also focuses on analyzing individual real estate companies and modeling their cash flow potential. Such analysis includes an assessment of the company’s assets, operating team and strategies.

•	Market Strategy. Security Capital Research & Management focuses on establishing appropriate cost of capital thresholds for evaluating real estate companies. This effort requires consideration of the risks underlying the securities as well as the appetite for and pricing of risk in the broader equity and capital markets.

Integrating these three research disciplines, Security Capital Research & Management assesses existing and potential portfolio holdings with the objective of constructing an attractive portfolio for the Fund in terms of both risk and return. The principal investment strategies that are used to meet the Fund’s investment objective are also described in “Fund Summary: Investments, Risk & Performance” in the front of this prospectus. They are also described below.

FUNDAMENTAL POLICIES
A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. All fundamental policies are specifically identified.

There can be no assurance that the Fund will achieve its investment objective. Please note that the Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information.

7

JPMORGAN U.S. REAL ESTATE FUND. The Fund invests in the equity securities of real estate companies.

•	Under normal circumstances, at least 80% of the Fund’s assets will be invested in the equity securities of publicly-traded real estate companies operating in the United States. The real estate securities in which the Fund may invest include REITs and common stocks, rights or warrants to purchase common stocks, convertible securities and preferred stocks of other real estate companies. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

WHAT IS A REAL ESTATE COMPANY?
A real estate company is a company that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate (or that has at least 50% of its assets invested in such real estate). Real estate companies include equity and mortgage REITs.

•	The Fund also may invest up to 20% of its assets in U.S. government securities, other investment grade fixed income securities, cash and cash equivalents. Although the Fund may use these strategies, the Fund’s main investment strategy is to invest in equity securities of companies in the real estate sector.

•	Up to 15% of the Fund’s total assets may be invested in foreign securities.

•	The Fund concentrates its investments in the real estate sector. This means that, under normal circumstances, the Fund will invest at least 25% of its total assets in an industry or group of industries in the real estate sector.

•	The Fund may invest in shares of exchange traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

INVESTMENT RISKS

The main risks associated with investing in the Fund are described below and in “Fund Summary: Investments, Risk & Performance” at the front of this prospectus.

SECURITIES OF REAL ESTATE COMPANIES. The Fund’s investments will be highly concentrated in the securities of companies in industries in the real estate sector. Although the Fund does not invest in real estate directly, the Fund is subject to investment risks that are similar to those associated with direct ownership of real estate. As a result, the Fund’s performance is closely tied to, and affected by, regulatory, business and economic developments that impact the value of real estate.

•	General or local economic conditions may have a detrimental impact on the value of real estate and real estate securities. Such conditions may contribute to a decline in the value of commercial or residential properties, extended vacancies of properties, increases in property taxes and operating expenses, and changes in interest rates. The value of real estate securities may also

8

fluctuate in response to general market conditions. These conditions include variations in supply and demand, increased competition or overbuilding, changes in existing laws and environmental issues.

•	The value of real estate securities also may be adversely affected by risk factors that impact individual properties or the issuers of particular securities including casualty or condemnation losses, legal liabilities for injury or damages, and operating losses. The performance of real estate securities is also largely dependent upon the organization, skill and capital funding of the managers and operators of the underlying real estate property.

•	The Fund may invest a significant portion of its assets in a single industry or small group of industries within the real estate sector. Such concentration increases the risk of loss to the Fund.

•	As discussed above, the Fund may invest in REITs. Some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

TAXES. REITs and other investment vehicles in which the Fund may invest are subject to complicated rules in the Internal Revenue Code (the Code). The tax laws that apply to these investment vehicles have the potential to create negative tax consequences for the Fund, or for certain shareholders of the Fund, including, in particular, charitable remainder trusts. For example, REITs attempt to minimize their corporate tax costs by distributing at least 90% of their REIT taxable income to their interest holders. If a REIT failed to distribute such a percentage of its REIT taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to its shareholders (including the Fund) would be reduced by any corporate taxes payable by the REIT. For additional information on taxes, please read “Tax Treatment of Shareholders.”

For more information about risks associated with the types of investments that the Fund purchases, please read “Fund Summary: Investments, Risk & Performance,” Appendix A and the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

To respond to unusual market conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments and prevent the Fund from meeting its investment objective.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

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While the Fund is engaged in a temporary defensive position, it will not be pursuing its investment objective. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

PORTFOLIO TURNOVER

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. Portfolio turnover may vary greatly from year to year, as well as within a particular year.

Higher portfolio turnover rates will likely result in higher transaction costs to the Fund and may result in additional tax consequences to you. The Fund anticipates that it will have a portfolio turnover in excess of 50% annually.

To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates.

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How to Do Business with the Fund

PURCHASING FUND SHARES

Who can buy shares?

Shares may be purchased by the JPMorgan SmartRetirement Funds.

Shares may also be purchased by 401(k) and other defined contribution plans administered by the Retirement Plan Services affiliate of JPMorgan Chase Bank, N.A., once the investment by such plans in the aggregate would be at least $5,000,000 per Fund.

When can I buy shares?

•	Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

•	Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application.

•	If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

•	On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

•	If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

•	Share ownership is electronically recorded, therefore no certificate will be issued.

•	The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing

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may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

•	The Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

•	Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

•	Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

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•	Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

•	In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

•	Shares are sold at net asset value (NAV) per share.

•	NAV per share is calculated by dividing the total market value of the Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

•	The market value of the Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund’s Board of Trustees. A security’s valuation may differ depending on the method used for determining value. Shareholders who purchase or redeem shares when NAV has been determined using fair valuation procedures may receive more or less shares or redemption proceeds than they otherwise would have received if securities were not valued using the Trust’s fair valuation procedures. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Fund’s Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and

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determines that the use of another fair valuation methodology is appropriate. Because of the use of fair value pricing on a daily basis for non-U.S. and non-Canadian equity securities, the NAV of Funds that invest significantly in such securities would be expected to be most affected by fair valuation although the NAV of other Funds may also be affected from time to time. The Board of Trustees receives regular reporting concerning the operation of the fair valuation procedures.

•	The Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

How do I open an account?

1.	Read the prospectus carefully.

2.	Decide how much you want to invest.

3.	When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

•	We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

•	Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

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4.	Send the completed Account Application and a check to:

JPMORGAN FUNDS SERVICES

P. O. BOX 8528

BOSTON, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see “Redeeming Fund Shares — When can I redeem shares?.”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and to authorize your financial institution to wire funds to:

JPMORGAN CHASE BANK, N.A.

ATTN: JPMORGAN FUNDS SERVICES

ABA 021 000 021

DDA 323125832

FBO YOUR JPMORGAN FUND

    (EX: JPMORGAN ABC FUND-R)

YOUR FUND NUMBER & ACCOUNT NUMBER

    (EX: FUND 123-ACCOUNT 123456789)

YOUR ACCOUNT REGISTRATION

    (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

5.	If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds” to the following wire address:

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JPMORGAN CHASE BANK, N.A.

ATTN: JPMORGAN FUNDS SERVICES

ABA 021 000 021

DDA 323125832

FBO YOUR JPMORGAN FUND

    (EX: JPMORGAN ABC FUND-R)

YOUR FUND NUMBER & ACCOUNT NUMBER

    (EX: FUND 123-ACCOUNT 123456789)

YOUR ACCOUNT REGISTRATION

    (EX: XYZ CORPORATION)

•	The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

•	You may revoke your right to make purchases over the telephone by sending a letter to:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

EXCHANGING FUND SHARES

What are my exchange privileges?

•	R Class Shares of the Fund may be exchanged for R Class Shares of another JPMorgan Fund or for any other class of the same Fund.

•	All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

•	Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund receives the request by 4:00 p.m. ET.

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

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Are exchanges taxable?

Generally:

•	An exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

•	An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

•	You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No.

•	However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

•	Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

•	Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective that day at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

•	A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares:

1.	You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

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2.	You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

3.	We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

4.	You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

•	On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

•	Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

•	The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

•	If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

•	Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

•	The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

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•	You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You may mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

SHAREHOLDER SERVICING FEES

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMDS under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.05% of the average daily net assets of the R Class Shares of the Fund. JPMDS may enter into servicing agreements with Financial Intermediaries under which it will pay all or a portion of the 0.05% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

•	Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

•	Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in

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order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus.

1.	To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of sales from your account.

2.	For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

•	The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

•	See “Additional Purchase and Redemption Information” in the Statement of Additional Information for more details about this process.

•	You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

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Shareholder Information

DIVIDEND POLICIES

Dividends

The Fund generally declares dividends, if any, on the last business day of each quarter. Dividends for the Fund are distributed on the first business day of the next month after they are declared. Capital gains, if any, for the Fund are distributed at least annually. The dates on which dividends and capital gains will be distributed for calendar year 2006 will be available online at www.jpmorganfunds.com.

The Fund pays dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive a portion of the price back as a taxable dividend or distribution.

Dividend Reinvestment

You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash and thus are currently taxable. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to the Fund as “undeliverable,” your check will be credited back to your account and all future distributions will be reinvested in Fund shares.

If you want to change the way in which you receive dividends and distributions, you may write to the JPMorgan Funds at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by the JPMorgan Funds. You also may change the way you receive dividends and distributions by calling 1-800-480-4111.

TAX TREATMENT OF SHAREHOLDERS

Taxation of Shareholder Transactions

A sale, exchange or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. For more information about your specific tax situation, please consult your tax advisor.

Taxation of Distributions

The Fund will distribute substantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) on at least an annual basis. For federal income tax purposes, distributions of investment income are generally taxable as

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ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable to you as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income properly designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Distributions are taxable whether you received them in cash or reinvested them in additional shares through the dividend reinvestment plan. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term capital gains, depending on your holding period. The Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

The Fund’s investment in ETFs, affiliated money market funds and other investment companies could affect the amount, timing, and character of distributions from the Fund, and, therefore, may increase the amount of taxes payable by shareholders.

The Fund’s investments in certain debt obligations and derivative instruments may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate tax at the Fund level.

Recent legislation modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from “U.S. real property interests” (“USRPIs”), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations” such as REITs. Effective for dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Long-term capital gain rates applicable to individuals have been temporarily reduced (in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year.

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Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

Taxation of Retirement Plans

Distributions by the Fund to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described elsewhere in this section. If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

Tax Information

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Fund provides you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information, see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders. For additional information on the potential tax consequences of investing in the Fund, please see the Statement of Additional Information.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes that they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

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AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to Security Capital Research & Management. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 will be available on the SEC’s website at www.sec.gov or on the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund’s website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

The Fund’s top ten holdings, top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance as of the last day of each month are posted on the Fund’s website at www.jpmorganfunds.com no sooner than 15 days after the end of that month.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-8111.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

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Management of the Fund

THE ADVISER, ADMINISTRATOR AND DISTRIBUTOR

Security Capital Research & Management Incorporated (10 South Dearborn Street, Suite 1400, Chicago, Illinois 60603) is the investment adviser for the Fund and continuously reviews, supervises and administers the Fund’s investment program. Security Capital Research & Management performs its responsibilities subject to the supervision of, and policies established by, the Trustees of JPMorgan Trust II. In addition, Security Capital Research & Management provides investment advisory services related to real estate investments to other registered investment companies and other advisory clients. Security Capital Research & Management is a direct wholly-owned subsidiary of JPMorgan Investment Advisors Inc., which is an indirect, wholly-owned subsidiary of JPMorgan Chase. Security Capital Research & Management Incorporated is referred to in this prospectus as “Security Capital Research & Management” or the “Adviser.”

A discussion of the basis that the Board of Trustees of JPMorgan Trust II used in reapproving the investment advisory agreement for the Fund is available in the annual report for the most recent fiscal year ended 12/31/05.

JPMorgan Funds Management, Inc. (the Administrator) (1111 Polaris Parkway, Suite 2-J, P.O. Box 711235, Columbus, Ohio 43271-1235) provides administrative services and oversees the Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding fund of funds and money market funds) in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

JPMorgan Distribution Services, Inc. (the Distributor) (1111 Polaris Parkway, Suite 2-J, P.O. Box 711235, Columbus, Ohio 43271-1235), is the distributor for the Fund. The Distributor is an indirect, wholly-owned subsidiary of JPMorgan Chase.

ADVISORY FEES

Security Capital Research & Management is paid a fee based on an annual percentage of the average daily net assets of the Fund. Under the investment advisory agreement with the Fund, Security Capital Research & Management is entitled to a fee, which is calculated daily and paid monthly, equal to .60% of the average daily net assets of the Fund.

A discussion of the basis the Trustees used in reapproving the investment advisory agreement for the Fund is available in the annual report for the most recent fiscal year ended December 31.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

The Adviser, the Distributor, and from time to time, other affiliates of the Adviser, may also, at their own expense and out of their own legitimate profits, provide

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additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMorgan Investment Advisors and the Fund’s Distributor may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

THE FUND MANAGERS

The Fund is managed by portfolio managers teamed with research analysts. The team meets regularly to discuss industry conditions and trends, individual stocks, the market and the economy. The research analysts provide in-depth industry analysis and recommendations, while portfolio managers determine strategy, industry weightings, Fund holdings and cash positions. Anthony R. Manno Jr., Kenneth D. Statz, Kevin W. Bedell, and David E. Rosenbaum have served as portfolio managers to the Fund and its predecessor since inception. Mr. Manno is the CEO, President and Chief Investment Officer of Security Capital Research & Management. Prior to joining the firm in 1994, Mr. Manno spent 14 years with LaSalle Partners Limited as a Managing Director, responsible for real estate investment banking activities. Mr. Statz is a Managing Director and Senior Market Strategist of Security Capital Research & Management where he is responsible for the development and implementation of portfolio investment strategy. Prior to joining the firm in 1995, Mr. Statz was a Vice President in the Investment Research Department for Goldman, Sachs & Co., concentrating on research and underwriting for the REIT industry. Mr. Bedell is a Managing Director of Security Capital Research & Management where he directs the investment analysis team. Prior to joining the firm in 1996, Mr. Bedell spent nine years with LaSalle Partners Limited where he was Equity Vice President and Portfolio Manager. Mr. Rosenbaum is a Managing Director of Security Capital Research & Management where he leads the investment structuring team. Prior to joining Security Capital Research & Management in 1997, Mr. Rosenbaum held various positions at Lazard Frères & Co., LLC, where he structured investments in real estate operating companies and executed merger and acquisition transactions for real estate and hotel companies.

The Statement of Additional Information provides additional information about the other accounts managed by the portfolio managers, if any, the structure of their compensation and their ownership of Fund securities.

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Legal Proceedings and Additional Fee and Expense Information

On September 3, 2003, the New York Attorney General (“NYAG”) simultaneously filed and settled a complaint (the “Canary Complaint”) against Canary Capital Partners, LLC, et al. (collectively, “Canary”). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with certain mutual funds in One Group Mutual Funds (now known as the JPMorgan Trust II). Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as “market timing” and also “late trading.”

On June 29, 2004, JPMorgan Investment Advisors (formerly known as Banc One Investment Advisors), which is an affiliate of various existing or proposed Fund service providers, including Security Capital Research & Management, entered into agreements with the Securities and Exchange Commission (the “SEC”) and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In its settlement with the SEC, JPMorgan Investment Advisors consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, JPMorgan Investment Advisors or its affiliates agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds as noted below. The settlement agreement with the NYAG also requires JPMorgan Investment Advisors to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over five years commencing September 2004. In addition, JPMorgan Investment Advisors has agreed to and has commenced implementation of undertakings relating to, among other things, (i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) and the Investment Company Act of 1940, as amended (“1940 Act”), (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

Under the terms of the SEC Order and the NYAG settlement agreement, the $50 million payment by JPMorgan Investment Advisors has funded a pool established for distribution to affected shareholders of certain Funds. This pool will be distributed in accordance with a distribution plan currently being developed by an independent distribution consultant in consultation with JPMorgan Investment Advisors and acceptable to the Board’s independent

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trustees and the staff of the SEC. The distribution plan will provide for investors to receive, in order of priority, (i) their proportionate share of losses from market-timing, and (ii) a proportionate share of advisory fees paid by the Funds that suffered such losses during the period of such market-timing. It is currently expected that such amounts will be paid in the first half of 2006, subject to SEC approval. More specific information on the distribution plan will be communicated at a later date in an appropriate manner.

Mark A. Beeson, the former president and chief executive officer of One Group Mutual Funds and a former senior managing director of JPMorgan Investment Advisors, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment advisor or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

The agreement with the SEC is reflected in the SEC Order, which states, among other things, that JPMorgan Investment Advisors and Mr. Beeson violated and/or aided and abetted and caused violations of the antifraud provisions of the Advisers Act and the 1940 Act by, among other things, (i) allowing excessive short-term trading in certain of the Funds that was inconsistent with the terms of the Funds’ prospectus and that was potentially harmful to the Funds, (ii) failing to disclose to the Board or to shareholders, among other things, the conflict of interest created by market-timing arrangements, (iii) failing to charge redemption fees for redemptions by certain shareholders as required by the applicable prospectuses when other shareholders were charged the redemption fees, (iv) having no written procedures in place to prevent the nonpublic disclosure of Fund portfolio holdings and improperly providing confidential portfolio holdings to certain persons when others were not provided with or otherwise privy to the same information, and (v) causing certain Funds, without the knowledge of the Board, to participate in joint transactions raising a conflict of interest in violation of the 1940 Act. The settlement agreement with the NYAG contains statements consistent with those described in the preceding sentence regarding the SEC Order. JPMorgan Investment Advisors and Mr. Beeson neither admit nor deny the findings set forth in the SEC Order, and JPMorgan Investment Advisors neither admits nor denies the findings in its settlement agreement with the NYAG.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed by private plaintiffs and one lawsuit has been filed by the West Virginia Attorney General in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a

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derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors, Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of JPMorgan Investment Advisors), the Distributor, One Group Services Company (the One Group Funds’ former distributor), Banc One High Yield Partners, LLC (now known as JPMorgan High Yield Partners LLC) (the sub-adviser to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of One Group Mutual Funds and JPMorgan Investment Advisors and certain current and former Trustees. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of certain One Group Funds’ investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys’ fees.

On November 3, 2005, the district court ruled that all claims in the consolidated amended class action complaint against One Group Mutual Funds are to be dismissed. The count also ruled that certain claims in that complaint and in the consolidated amended fund derivative complaint against other defendants are to be dismissed. On March 1, 2006, the District Court entered a final order implementing these rulings.

In addition to the lawsuits described above, on August 30, 2005, the Commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses or otherwise adversely affect the Funds.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

As noted above, the settlement agreement with the NYAG requires JPMorgan Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the

29

percentage fee rates specified in contracts between JPMorgan Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by JPMorgan Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that JPMorgan Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

The JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMorgan Trust II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMorgan Trust I) are subject to a Reduced Rate. The Reduced Rate was implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, shareholder servicing fees, fees paid to vendors not affiliated with JPMorgan Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursement to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates, as applicable. The Fund offered in this prospectus is not subject to a Reduced Rate.

		NET EXPENSE RATIO	GROSS EXPENSE RATIO
FUND	CLASS	AS OF MAY 5, 2006	AS OF MAY 5, 2006
JPMorgan U.S. Real Estate Fund	R	0.73%	0.83%

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A Fund’s annual return is reduced by its fees and expenses for that year. The example below is intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The example assumes the following:

•	On May 5, 2006, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Fund and affiliates of Security Capital Research & Management; and the Gross Expense Ratio thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JPMORGAN U.S. REAL ESTATE FUND	R CLASS
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
May 4, 2007	$75	5.00%	4.27%	4.27%
May 4, 2008	$88	10.25%	8.62%	4.17%
May 4, 2009	$92	15.76%	13.15%	4.17%
May 4, 2010	$96	21.55%	17.87%	4.17%
May 4, 2011	$100	27.63%	22.78%	4.17%
May 4, 2012	$104	34.01%	27.90%	4.17%
May 4, 2013	$108	40.71%	33.23%	4.17%
May 4, 2014	$113	47.75%	38.79%	4.17%
May 4, 2015	$118	55.13%	44.58%	4.17%
May 4, 2016	$123	62.89%	50.61%	4.17%

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Financial Highlights

This section would ordinarily include Financial Highlights. The Financial Highlights tables are intended to help you understand the Fund’s performance for the Fund’s period of operations. Because the R Class Shares of the Fund had not yet commenced operations as of the date of this prospectus, no financial highlights are shown.

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Appendix A

INVESTMENT PRACTICES

The Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Fund, as well as the risks inherent in their use. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

Instrument	Risk Type

Certificates of Deposit: Negotiable instruments with a stated maturity.	Market Credit Liquidity
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Credit Liquidity Market
Common Stock: Shares of ownership of a company.	Market
Convertible Securities: Bonds or preferred stock that can convert to common stock.	Market Credit
Exchange-Traded Funds: Ownership in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. Exchange-traded funds or ETFs include a wide range of investments such as iShares, Standard and Poor’s Depository Receipts (SPDRs), and NASDAQ 100’s.	Market
Foreign Securities: Securities issued by foreign companies, as well as commercial paper of foreign issuers and obligations of foreign banks, overseas branches of U.S. banks and supranational entities. Includes American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts and American Depositary Securities.	Market Political Liquidity Foreign Investment
Futures and Related Options: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price.	Management Market Credit Liquidity Leverage

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Instrument	Risk Type

Investment Company Securities: Shares of other mutual funds. including JPMorgan money market funds and shares of other money market funds for which JPMorgan Investment Advisors or it affiliates serve as investment adviser or administrator. Security Capital Research & Management will waive certain fees when investing in funds for which it or an affiliate serves as investment adviser, to the extent required by law.	Market
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	Management Credit Market Liquidity
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	Market
Real Estate Investment Trusts (REITs): Pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interest.	Liquidity Management Market Regulatory Tax Prepayment
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	Credit Market Liquidity
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	Liquidity Market
Rights and Warrants: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	Market Credit
Securities Lending: The lending of up to 33 1/3% of the Fund’s total assets. In return, the Fund will receive cash, other securities and/ or letters of credit as collateral.	Credit Market Leverage
Time Deposits: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.	Liquidity Credit Market
Treasury Receipts: TRs, TIGRs and CATS.	Market
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include Ginnie Mae, Fannie Mae and Freddie Mac.	Market Credit Govt. Securities
U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and CUBES.	Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Fund on demand.	Credit Liquidity Market

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INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments are more susceptible to these risks than others.

•	Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

•	Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

•	Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

•	Investment Company Risk. If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

•	Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective.

Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from

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speculative positions in a derivative may be substantially greater than the derivative’s original cost.

•	Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

•	Management Risk. The risk that a strategy used by the Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

•	Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

•	Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizures of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

•	Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are prepaid, the Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, the Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

•	Regulatory Risk. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

•	Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

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If you want more information about the Fund, the following documents are free upon request:

Annual/Semi-Annual Reports. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI provides more detailed information about the Fund and is incorporated into this prospectus by reference.

How Can I Get More Information? You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Fund by calling 1-800-480-4111 or by writing the Fund at:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can also review and copy the Fund’s reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. (For information about the SEC’s Public Reference Room call 1-202-551-8090.) You can also get reports and other information about the Fund from the EDGAR Database on the SEC’s web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)

PR-USRER-506

STATEMENT OF ADDITIONAL INFORMATION

JPMorgan Trust II

JPMorgan Arizona Municipal Bond Fund (the “Arizona Municipal Bond Fund”)

JPMorgan Core Bond Fund (the “Core Bond Fund”)

JPMorgan Core Plus Bond Fund (the “Core Plus Bond Fund”)

JPMorgan Diversified Mid Cap Growth Fund (the “Diversified Mid Cap Growth Fund”)

JPMorgan Diversified Mid Cap Value Fund (the “Diversified Mid Cap Value Fund”)

JPMorgan Equity Income Fund (the “Equity Income Fund”)

JPMorgan Equity Index Fund (the “Equity Index Fund”)

JPMorgan Government Bond Fund (the “Government Bond Fund”)

JPMorgan High Yield Bond Fund (the “High Yield Bond Fund”)

JPMorgan Intermediate Bond Fund (the “Intermediate Bond Fund”)

JPMorgan International Equity Index Fund (the “International Equity Index Fund”)

JPMorgan Intrepid Mid Cap Fund (the “Intrepid Mid Cap Fund”)

JPMorgan Investor Balanced Fund (the “Investor Balanced Fund”)

JPMorgan Investor Conservative Growth Fund (the “Investor Conservative Growth Fund”)

JPMorgan Investor Growth & Income Fund (the “Investor Growth & Income Fund”)

JPMorgan Investor Growth Fund (the “Investor Growth Fund”)

JPMorgan Kentucky Municipal Bond Fund (the “Kentucky Municipal Bond Fund”)

JPMorgan Large Cap Growth Fund (the “Large Cap Growth Fund”)

JPMorgan Large Cap Value Fund (the “Large Cap Value Fund”)

JPMorgan Louisiana Municipal Bond Fund (the “Louisiana Municipal Bond Fund”)

JPMorgan Market Expansion Index Fund (the “Market Expansion Index Fund”)

JPMorgan Michigan Municipal Bond Fund (the “Michigan Municipal Bond Fund”)

JPMorgan Mortgage-Backed Securities Fund (the “Mortgage-Backed Securities Fund”)

JPMorgan Multi-Cap Market Neutral Fund (the “Multi-Cap Market Neutral Fund”)

JPMorgan Municipal Income Fund (the “Municipal Income Fund”)

JPMorgan Ohio Municipal Bond Fund (the “Ohio Municipal Bond Fund”)

JPMorgan Short Duration Bond Fund (the “Short Duration Bond Fund”)

JPMorgan Short Term Municipal Bond Fund (the “Short Term Municipal Bond Fund”)

JPMorgan Small Cap Growth Fund (the “Small Cap Growth Fund”)

JPMorgan Small Cap Value Fund (the “Small Cap Value Fund”)

JPMorgan Tax Free Bond Fund (the “Tax Free Bond Fund”)

JPMorgan Technology Fund (the “Technology Fund”)

JPMorgan Treasury & Agency Fund (the “Treasury & Agency Fund”)

JPMorgan U.S. Real Estate Fund (the “U.S. Real Estate Fund”)

JPMorgan Ultra Short Term Bond Fund (the “Ultra Short Term Bond Fund”)

JPMorgan West Virginia Municipal Bond Fund (the “West Virginia Municipal Bond Fund”)

(each a “Fund,” and collectively the “Funds”)

November 1, 2005 as supplemented May 1, 2006 and May 5, 2006

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements and should be read in conjunction with the prospectuses dated May 5, 2006 for the R Class Shares of the Core Bond Fund, High Yield Bond Fund, Large Cap Value Fund, Small Cap Value Fund and U.S. Real Estate Fund and the prospectuses dated May 1, 2006 for the remaining classes of the U.S. Real Estate Fund and the prospectuses dated November 1, 2005 for the remaining classes of the funds of JPMorgan Trust II (each a “PROSPECTUS” and, together, the “PROSPECTUSES”) other than the U.S. Government Money Market Fund, the Liquid Assets Money Market Fund, the U.S. Treasury Plus Money Market Fund, the Municipal Money Market Fund, the Michigan Municipal Money Market Fund, and the Ohio Municipal Money Market Fund (collectively, the “Money Market Funds”). This SAI is incorporated in its entirety into each Fund’s prospectus or prospectuses. The Annual Report for the Funds (other than the U.S. Real Estate Fund and the Money Market Funds) for the fiscal year ended June 30, 2005 and the Annual Report for the U.S. Real Estate Fund for its fiscal year ended December 31, 2005 are incorporated by reference into this Statement of Additional Information. A copy of the Annual Report and each Prospectus are available without charge by writing to JPMorgan Distribution Services, Inc., at P.O. Box 711235, Columbus, Ohio 43271-1235 or by calling toll free 1-800-480-4111.

TOG-S-SAI 05/06

THE TRUST

The Funds are series of JPMorgan Trust II (the “Trust”), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004. The Funds were formerly series of One Group Mutual Funds, a Massachusetts business trust which was formed on May 23, 1985. At shareholder meetings held on January 20, 2005 and February 3, 2005, shareholders of One Group Mutual Funds approved the redomiciliation of One Group Mutual Funds as a Delaware statutory trust to be called JPMorgan Trust II. The redomiciliation was effective after the close of business on February 18, 2005.

The Trust currently consists of forty-three series of units of beneficial interest (“SHARES”) each representing interests in separate investment portfolios. The 36 Funds covered in this SAI are as follows:

Equity Funds: The Equity Income Fund, the Diversified Mid Cap Value Fund, the Diversified Mid Cap Growth Fund, the Equity Index Fund, the International Equity Index Fund, the Large Cap Value Fund, the Large Cap Growth Fund, the Small Cap Growth Fund, the Small Cap Value Fund, the Intrepid Mid Cap Fund (formerly known as the Diversified Mid Cap Fund), the Market Expansion Index Fund, the Technology Fund, the Multi-Cap Market Neutral Fund and the U.S. Real Estate Fund (these 14 Funds are collectively referred to as the “EQUITY FUNDS”),

Income Funds: The Intermediate Bond Fund, the Core Plus Bond Fund, the Government Bond Fund, the Ultra Short Term Bond Fund, the Short Duration Bond Fund, the Treasury & Agency Fund, the High Yield Bond Fund, the Core Bond Fund, and the Mortgage-Backed Securities Fund (these nine Funds are collectively referred to as the “INCOME FUNDS”),

Municipal Bond Funds: The Arizona Municipal Bond Fund, the Kentucky Municipal Bond Fund, the Louisiana Municipal Bond Fund, the Michigan Municipal Bond Fund, the Municipal Income Fund, the Ohio Municipal Bond Fund, the Short Term Municipal Bond Fund, the Tax Free Bond Fund, and the West Virginia Municipal Bond Fund (these nine Funds are collectively referred to as the “MUNICIPAL BOND FUNDS” or as the “MUNICIPAL FUNDS”), and

Funds of Funds: The Investor Growth Fund, the Investor Growth & Income Fund, the Investor Balanced Fund, and the Investor Conservative Growth Fund (these four Funds are collectively referred to as the “FUNDS OF FUNDS”).

In addition to the Funds, the Trust also includes the Money Market Funds. The Money Market Funds are covered by a separate Statement of Additional Information.

Security Capital U.S. Real Estate Shares. After the close of business on February 18, 2005, Security Capital U.S. Real Estate Shares (the “Predecessor U.S. Real Estate Fund”) reorganized into the U.S. Real Estate Fund. The Predecessor U.S. Real Estate Fund is considered the surviving fund for accounting purposes.

JPMorgan Funds. After the close of business on February 18, 2005, certain series of the J.P. Morgan Fleming Mutual Fund Group, Inc., J.P. Morgan Funds, J.P. Morgan Mutual Fund Investment Trust, J.P. Morgan Fund Select Group, and J.P. Morgan Mutual Fund Select Trust (collectively, the “Predecessor JPMorgan Funds”) and One Group Mutual Funds merged with and into the Funds listed below. The following list identifies the target funds and the surviving funds.

Target Funds	Surviving Funds
JPMorgan Bond Fund II	One Group Bond Fund now known as JPMorgan Core Bond Fund

JPMorgan Equity Income Fund	One Group Equity Income Fund now known as JPMorgan Equity Income Fund

JPMorgan Equity Growth Fund	One Group Large Cap Growth Fund now known as JPMorgan Large Cap Growth Fund

JPMorgan Small Cap Growth Fund; JPMorgan U.S. Small Company Opportunities Fund	One Group Small Cap Growth Fund now known as JPMorgan Small Cap Growth Fund

JPMorgan Tax Free Income Fund	One Group Tax-Free Bond Fund now known as JPMorgan Tax Free Bond Fund

JPMorgan U.S. Treasury Income Fund	One Group Government Bond Fund

Fund Names. Prior to February 19, 2005, the Funds had the following names listed below corresponding to their current names:

Former One Group Name	Current Names
One Group Arizona Municipal Bond Fund	JPMorgan Arizona Municipal Bond Fund
One Group Bond Fund	JPMorgan Core Bond Fund
One Group Diversified Mid Cap Fund	JPMorgan Intrepid Mid Cap Fund*
One Group Equity Income Fund	JPMorgan Equity Income Fund
One Group Equity Index Fund	JPMorgan Equity Index Fund
One Group Government Bond Fund	JPMorgan Government Bond Fund
One Group High Yield Bond Fund	JPMorgan High Yield Bond Fund
One Group Income Bond Fund	JPMorgan Core Plus Bond Fund
One Group Intermediate Bond Fund	JPMorgan Intermediate Bond Fund
One Group International Equity Index Fund	JPMorgan International Equity Index Fund
One Group Investor Balanced Fund	JPMorgan Investor Balanced Fund
One Group Investor Conservative Growth Fund	JPMorgan Investor Conservative Growth Fund
One Group Investor Growth & Income Fund	JPMorgan Investor Growth & Income Fund
One Group Investor Growth Fund	JPMorgan Investor Growth Fund
One Group Kentucky Municipal Bond Fund	JPMorgan Kentucky Municipal Bond Fund
One Group Large Cap Growth Fund	JPMorgan Large Cap Growth Fund
One Group Large Cap Value Fund	JPMorgan Large Cap Value Fund
One Group Louisiana Municipal Bond Fund	JPMorgan Louisiana Municipal Bond Fund
One Group Market Expansion Index Fund	JPMorgan Market Expansion Index Fund
One Group Market Neutral Fund	JPMorgan Multi-Cap Market Neutral Fund
One Group Michigan Municipal Bond Fund	JPMorgan Michigan Municipal Bond Fund
One Group Mid Cap Growth Fund	JPMorgan Diversified Mid Cap Growth Fund
One Group Mid Cap Value Fund	JPMorgan Diversified Mid Cap Value Fund
One Group Mortgage-Backed Securities Fund	JPMorgan Mortgage-Backed Securities Fund
One Group Municipal Income Fund	JPMorgan Municipal Income Fund
One Group Ohio Municipal Bond Fund	JPMorgan Ohio Municipal Bond Fund
One Group Real Estate Fund	JPMorgan U.S. Real Estate Fund
One Group Short-Term Bond Fund	JPMorgan Short Duration Bond Fund

*	As of February 19, 2005, the Fund was named the JPMorgan Diversified Mid Cap Fund. The name was changed to the JPMorgan Intrepid Mid Cap Fund effective July 29, 2005.

Former One Group Name	Current Names
One Group Short-Term Municipal Bond Fund	JPMorgan Short Term Municipal Bond Fund
One Group Small Cap Growth Fund	JPMorgan Small Cap Growth Fund
One Group Small Cap Value Fund	JPMorgan Small Cap Value Fund
One Group Tax-Free Bond Fund	JPMorgan Tax Free Bond Fund
One Group Technology Fund	JPMorgan Technology Fund
One Group Treasury & Agency Fund	JPMorgan Treasury & Agency Fund
One Group Ultra Short-Term Bond Fund	JPMorgan Ultra Short Term Bond Fund
One Group West Virginia Municipal Bond Fund	JPMorgan West Virginia Municipal Bond Fund

Diversification. All of the Funds are diversified, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”), except the following which are non-diversified:

1.	the Ohio Municipal Bond Fund;

2.	the Kentucky Municipal Bond Fund;

3.	the West Virginia Municipal Bond Fund;

4.	the Arizona Municipal Bond Fund;

5.	the Michigan Municipal Bond Fund;

6.	the Louisiana Municipal Bond Fund;

7.	the Technology Fund; and

8.	the U.S. Real Estate Fund.

Share Classes. Shares in the Funds of the Trust are generally offered in multiple classes. The following chart shows the share classes offered (or which will be offered in the future) by each of the Funds as of the date of this Statement of Additional Information:

FUND	Class A	Class B	Class C		Select[1] Class	Institutional Class	Ultra		R Class
1. Arizona Municipal Bond	X	X	X		X
2. Core Bond	X	X	X		X		X		X
3. Core Plus Bond	X	X	X		X		X
4. Intrepid Mid Cap	X	X	X		X		X
5. Diversified Mid Cap Growth	X	X	X		X		X
6. Diversified Mid Cap Value	X	X	X		X		X
7. Equity Income	X	X	X		X
8. Equity Index	X	X	X		X
9. Government Bond	X	X	X		X		X	*
10. High Yield Bond	X	X	X		X		X		X
11. Intermediate Bond	X	X	X		X		X
12. International Equity Index	X	X	X		X
13. Investor Balanced	X	X	X		X
14. Investor Conservative Growth	X	X	X		X
15. Investor Growth	X	X	X		X
16. Investor Growth & Income	X	X	X		X
17. Kentucky Municipal Bond	X	X	X	*	X
18. Large Cap Growth	X	X	X		X		X
19. Large Cap Value	X	X	X		X		X		X
20. Louisiana Municipal Bond	X	X	X	*	X
21. Market Expansion Index	X	X	X		X
22. Michigan Municipal Bond	X	X	X		X
23. Multi-Cap Market Neutral	X	X	X		X
24. Municipal Income	X	X	X		X
25. Mortgage-Backed Securities	X				X		X
26. Ohio Municipal Bond	X	X	X		X
27. Short Duration Bond	X	X	X		X		X

FUND	Class A	Class B	Class C		Select[1] Class	Institutional Class	Ultra		R Class
28. Short Term Municipal Bond	X	X	X		X
29. Small Cap Growth	X	X	X		X	X
30. Small Cap Value	X	X	X		X		X		X
31. Tax Free Bond	X	X	X	*	X
32. Technology	X	X	X		X
33. Treasury & Agency	X	X	X	*	X
34. Ultra Short Term Bond	X	X	X		X		X
35. U.S. Real Estate	X		X		X				X
36. West Virginia Municipal Bond	X	X	X	*	X

[1]	Effective February 19, 2005, the Class I Shares of the Funds listed above were redesignated as Select Class Shares.
*	As of the date of this Statement of Additional Information, the Funds had not commenced offering these classes of shares.

Much of the information contained herein expands upon subjects discussed in the Prospectuses for the respective Funds. No investment in a particular class of Shares of a Fund should be made without first reading that Fund’s Prospectus.

Pegasus Consolidation. In March, 1999, the then-existing Funds of One Group Mutual Funds (the Predecessor to the Trust) consolidated with the Pegasus Funds pursuant to an Agreement and Plan of Reorganization. Except for the Funds listed below, the Funds of the Trust were considered to be the surviving funds for accounting purposes. The following list shows the name of the former Pegasus Funds that are considered to be the surviving funds for accounting purposes and the current name of such Funds:

Name of Former Pegasus Fund	Current Name of JPMorgan Fund
1. Pegasus Multi-Sector Bond Fund	1. JPMorgan Core Plus Bond Fund
2. Pegasus Intermediate Bond Fund	2. JPMorgan Intermediate Bond Fund
3. Pegasus Small-Cap Opportunity Fund	3. JPMorgan Small Cap Value Fund
4. Pegasus Mid-Cap Opportunity Fund	4. JPMorgan Intrepid Mid Cap Fund
5. Pegasus Market Expansion Index Fund	5. JPMorgan Market Expansion Index Fund
6. Pegasus Bond Fund	6. JPMorgan Core Bond Fund
7. Pegasus Short Municipal Bond Fund	7. JPMorgan Short Term Municipal Bond Fund
8. Pegasus Municipal Bond Fund	8. JPMorgan Tax Free Bond Fund
9. Pegasus Michigan Municipal Bond Fund	9. JPMorgan Michigan Municipal Bond Fund

These Funds are collectively referred to as the “PEGASUS PREDECESSOR FUNDS.” Individual Pegasus Predecessor Funds are identified in this Statement of Additional Information by their JPMorgan names.

INVESTMENT OBJECTIVES AND POLICIES

The following policies supplement each Fund’s investment objective and policies as set forth in the respective Prospectuses for that Fund. JPMorgan Investment Advisors Inc. (“JPMORGAN INVESTMENT ADVISORS”, formerly known as Banc One Investment Advisors Corporation) advises each Fund, except for the U.S. Real Estate Fund which is advised by Security Capital Research & Management, Incorporated (“SC-R&M”), and the International Equity Index Fund, which is advised by J.P. Morgan Investment Management Inc. (“JPMIM”). JPMorgan High Yield Partners LLC (“JPMHYP”) (formerly known as Banc One High Yield Partners, LLC) serves as sub-adviser for the Core Plus Bond Fund and the High Yield Bond Fund. JPMHYP is also referred to herein as “SUB-ADVISER.” JPMorgan Investment Advisors, JPMIM, SC-R&M and JPMHYP are also referred to herein as the “INVESTMENT ADVISERS” and, individually, as the “INVESTMENT ADVISER.” The Investment Adviser that makes the day-to-day portfolio management decisions for a Fund is referred to herein as that Fund’s “MANAGER”. The Manager of the Core Plus Bond Fund and the High Yield Bond Fund is JPMHYP, the Manager of the U.S. Real Estate Fund is SC-R&M, the Manager of the International Equity Index Fund is JPMIM, and the Manager of each of the other Funds is JPMorgan Investment Advisors. When this Statement of Additional Information indicates that an action or determination may be taken or made by JPMorgan Investment Advisors, such action or determination may be taken or made with respect to the Core Plus Bond Fund or the High Yield Bond Fund by JPMHYP, subject to the supervision of JPMorgan Investment Advisors.

Additional Information on Fund Instruments

Asset-Backed Securities

Asset-backed securities consist of securities secured by company receivables, home equity loans, truck and auto loans, leases, or credit card receivables. Asset-backed securities also include other securities backed by other types of receivables or other assets. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

Prepayment Risks. The issuers of asset-backed securities may be able to repay principal in advance if interest rates fall. Also, the underlying assets (for example, the underlying credit card debt) may be refinanced or paid off prior to maturity during periods of declining interest rates. If asset-backed securities are pre-paid, a Fund may have to reinvest the proceeds from the securities at a lower rate. In addition, potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. Under certain prepayment rate scenarios, a Fund may fail to recover additional amounts paid (i.e., premiums) for securities with higher interest rates, resulting in an unexpected loss.

Bank Obligations

Bank obligations consist of bankers’ acceptances, certificates of deposit, and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. To be eligible for purchase by a Fund, a bankers’ acceptance must be guaranteed by a domestic or foreign bank or savings and loan association having, at the time of investment, total assets in excess of $1 billion (as of the date of its most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. To be eligible for purchase by a Fund, a certificate of deposit must be issued by (i) a domestic or foreign branch of a U.S. commercial bank which is a member of the Federal Reserve System or the deposits of which are insured by the Federal Deposit Insurance Corporation, or (ii) a domestic savings and loan association, the deposits of which are insured by the Federal Deposit Insurance Corporation provided that, in each case, at the time of purchase, such institution has total assets in excess of $1 billion (as of the date of their most recently published financial statements). Certificates of deposit may also include those issued by foreign banks outside the United States with total assets at the time of purchase in excess of the equivalent of $1 billion.

Some of the Funds may also invest in Eurodollar certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States. The Funds may also invest in yankee certificates of deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. Certain Funds may also invest in obligations (including banker’s acceptances and certificates of deposit) denominated in foreign currencies (see “Foreign Investments” herein).

Time deposits are interest-bearing non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits cannot be traded on the secondary market and those exceeding seven days and with a withdrawal penalty are considered to be illiquid. Time deposits will be maintained only at banks or savings and loan associations from which a Fund could purchase certificates of deposit. All of the Funds may utilize Demand Deposits in connection with their day-to-day operations.

The Funds will not invest in obligations for which the Adviser, or any of their affiliated persons, is the ultimate obligor or accepting bank, provided, however, that the Funds maintain demand deposits at their affiliated custodian, JPMorgan Chase Bank.

Commercial Paper

Commercial paper consists of promissory notes issued by corporations. Although such notes are generally unsecured, the Funds may also purchase secured commercial paper. In the event of a default of an issuer of secured commercial paper, a Fund may hold the securities and other investments that were pledged as collateral even if it does not invest in such securities or investments. In such a case, the Fund would take steps to dispose of such securities or investments in a commercially reasonable manner. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return. The Funds only purchase commercial paper that meets the following criteria:

Income Funds. The Short Duration Bond Fund, the Intermediate Bond Fund, the Core Bond Fund, the Ultra Short Term Bond Fund, and the Mortgage-Backed Securities Fund may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”) (such as A-2 or better by Standard & Poor’s Rating Service (“S&P”), Prime-2 or better by Moody’s Investors Service, Inc. (“MOODY’S”), F2 or better by Fitch Ratings (“FITCH”), or R-2 or better by Dominion Bond Rating Service Limited (“DOMINION”)) or if unrated, determined by the Manager to be of comparable quality. The High Yield Bond Fund and the Core Plus Bond Fund may purchase commercial paper rated by at least one NRSRO (regardless of the rating assigned and any unrated commercial paper).

Municipal Bond Funds. The Municipal Bond Funds may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one NRSRO (such as A-2 or better by S&P, Prime-2 or better by Moody’s, F2 or better by Fitch, or R-2 or better by Dominion) or if unrated, determined by the applicable Manager to be of comparable quality. If commercial paper has both a long-term and a short-term rating, it must have either a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories.

Equity Funds. The Equity Funds may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one NRSRO (such as A-2 or better by S&P, Prime-2 or better by Moody’s, F-2 or better by Fitch or R-2 or better by Dominion) or if unrated, determined by the applicable Manager to be of comparable quality.

Some of the above Funds may also invest in Canadian commercial paper which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation and in Europaper which is U.S. dollar denominated commercial paper of a foreign issuer. See “Risk Factors of Foreign Investments” below.

Common Stock

Common stock represents a share of ownership in a company and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors. (Equity securities such as common stock will generally comprise no more than 10% of the High Yield Bond Fund’s total assets).

Convertible Securities

Convertible securities are similar to both fixed income and equity securities. Convertible securities may be issued as bonds or preferred stock. Due to the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, the Funds base their selection of convertible securities, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. In some cases, the issuer may cause a convertible security to convert to common stock. In other situations, it may be advantageous for a Fund to cause the conversion of convertible securities to common stock. If a convertible security converts to common stock, a Fund may hold such common stock in its portfolio even if it does not invest in common stock.

Demand Features

Some of the Funds may acquire securities that are subject to puts and standby commitments (“DEMAND FEATURES”) to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The Demand Feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The underlying securities subject to a put may be sold at any time at market rates. The Funds expect that they will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if advisable or necessary, a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security.

Under a “STAND-BY COMMITMENT,” a dealer would agree to purchase, at a Fund’s option, specified securities at a specified price. A Fund will acquire these commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments may also be referred to as put options. A Fund will generally limit its investments in stand-by commitments to 25% of its total assets.

The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemption requests and remain as fully invested as possible.

Exchange Traded Funds (“ETFs”)

Certain of the Funds may invest in ETFs. ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. Broad based ETFs typically track a broad group of stocks from different industries and market sectors. For example, iShares S&P 500 Index Fund and Standard and Poor’s Depositary Receipts are ETFs that track the S&P 500. Sector ETFs track companies represented in related industries within a sector of the economy. For example, iShares Dow Jones U.S. Healthcare Sector Index Fund is a sector ETF that tracks the Dow Jones Healthcare sector. International ETFs track a group of stocks from a specific country. For example, iShares MSCI-Australia tracks the Morgan Stanley Capital International Index for Australia Stocks.

ETFs also may hold a portfolio of debt securities. For example, iShares Lehman 1-3 Year Treasury Bond Fund invests in a portfolio of publicly issued, U.S. Treasury securities designed to track the Lehman Brothers 1-3 Year Treasury Index. Similarly, iShares GS $ Investor Corporate Bond Fund is designed to track a segment of the U.S. investment grade corporate bond market as defined by the GS $ InvesTop Index.

ETFs invest in a securities portfolio that includes substantially all of the securities (in substantially the same weights) as the securities included in the designated index. ETFs are traded on an exchange, and, in some cases may not be redeemed. The results of ETFs will not match the performance of the designated index due to reductions in the performance attributable to transaction and other expenses, including fees paid by the ETF to service providers. ETFs are subject to risks specific to the performance of a few component securities if such securities represent a highly concentrated weighting in the designated index. ETFs are eligible to receive their portion of dividends, if any, accumulated on the securities held in trust, less fees and expenses of the trust.

The investment vehicles issuing ETFs are not actively managed. Rather, the investment vehicle’s objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the investment vehicle was not fully invested in such securities.

Select sector ETFs and other types of ETFs continue to be developed. As new products are developed, the Funds may invest in them to the extent consistent with the Fund’s investment objective, policies and restrictions.

A Fund will limit its investments in any one issue of ETFs to 5% of the Fund’s total assets and 3% of the outstanding voting securities of the ETF issue. Moreover, a Fund’s investments in all ETFs will not exceed 10% of the Fund’s total assets, when aggregated with all other investments in investment companies.

Foreign Investments

Some of the Funds may invest in certain obligations or securities of foreign issuers. Possible investments include equity securities and debt securities (e.g., bonds and commercial paper) of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, Eurodollar Certificates of Deposit, Eurodollar Time Deposits,

Eurodollar Bankers’ Acceptances, Canadian Time Deposits and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper, and Europaper. Securities of foreign issuers may include sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Sponsored ADRs are listed on the New York Stock Exchange; unsponsored ADRs are not. Therefore, there may be less information available about the issuers of unsponsored ADRs than the issuers of sponsored ADRs. Unsponsored ADRs are restricted securities. EDRs and GDRs are not listed on the New York Stock Exchange. As a result, it may be difficult to obtain information about EDRs and GDRs.

Risk Factors of Foreign Investments

Political and Exchange Risks. Foreign investments may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include potential future adverse political and economic developments, possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.

Higher Transaction Costs. Foreign investments may entail higher custodial fees and sales commissions than domestic investments.

Accounting and Regulatory Differences. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those of domestic issuers of similar securities or obligations. In addition, foreign issuers are usually not subject to the same degree of regulation as domestic issuers, and their securities may trade on relatively small markets, causing their securities to experience potentially higher volatility and more limited liquidity than securities of domestic issuers. Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. In addition, foreign banks generally are not bound by the accounting, auditing, and financial reporting standards comparable to those applicable to U.S. banks.

Currency Risk. Foreign securities are typically denominated in foreign currencies. The value of a Fund’s investments denominated in foreign currencies and any funds held in foreign currencies will be affected by:

•	Changes in currency exchange rates;

•	The relative strength of those currencies and the U.S. dollar; and

•	Exchange control regulations.

Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to Shareholders by a Fund. The exchange rates between the U.S. dollar and other currencies are determined by the forces of supply and demand in foreign exchange markets. Accordingly, the ability of the International Equity Index Fund to achieve its investment objective may depend, to a certain extent, on exchange rate movements.

By investing in foreign securities, the International Equity Index Fund attempts to take advantage of differences between both economic trends and the performance of securities markets in the various countries, regions and geographic areas as prescribed by the Fund’s investment objective and policies. During certain periods the investment return on securities in some or all countries may exceed the return on similar investments in the United States, while at other times the investment return may be less than that on similar U.S. securities.

The International Equity Index Fund seeks increased diversification by combining securities from various countries and geographic areas that offer different investment opportunities and are affected by different economic trends.

•	The international investments of the International Equity Index Fund may reduce the effect that events in any one country or geographic area will have on its investment holdings. Of course, negative movement by one of the Fund’s investments in one foreign market represented in its portfolio may offset potential gains from the Fund’s investments in another country’s markets.

Limitations on the Use of Foreign Investments

Investments in all types of foreign obligations or securities will not exceed 25% of the net assets of the Equity Funds (with the exception of the International Equity Index Fund and the Market Expansion Index Fund), the Core Plus Bond Fund, the High Yield Bond Fund, the Core Bond Fund, the Short Duration Bond Fund and the Mortgage-Backed Securities Fund. Investments in foreign obligations or securities shall not exceed 10% of the net assets of the Market Expansion Index Fund.

Foreign Currency Transactions

The International Equity Index Fund may engage in various strategies to hedge against interest rate and currency risks. These strategies may consist of use of any of the following, some of which also have been described above: options on Fund positions or currencies, financial and currency futures, options on such futures, forward foreign currency transactions, forward rate agreements and interest rate and currency swaps, caps and floors. The International Equity Index Fund may engage in such transactions in both U.S. and non-U.S. markets. To the extent a Fund enters into such transactions in markets other than in the United States, a Fund may be subject to certain currency, settlement, liquidity, trading and other risks similar to those described above with respect to the Fund’s investments in foreign securities. The International Equity Index Fund may enter into such transactions only in connection with hedging strategies.

While a Fund’s use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the net asset value of the Fund will fluctuate. There can be no assurance that a Fund’s hedging transactions will be effective. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates or currency exchange rates occur.

The Core Plus Bond Fund and the International Equity Index Fund are authorized to deal in forward foreign exchange between currencies of the different countries in which the Funds will invest and multi-national currency units as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements entered into in the interbank market to purchase or sell one specified currency for another currency at a specified future date (up to one year) and price at the time of the contract. The Core Plus Bond Fund and the International Equity Index Fund’s dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions.

Transaction Hedging. When the Core Plus Bond Fund and the International Equity Index Fund engage in transaction hedging, they enter into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of their portfolio securities. The International Equity Index Fund and the Core Plus Bond Fund will engage in transaction hedging when they desire to “lock in” the U.S. dollar price of a security they have agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the International Equity Index Fund and the Core Plus Bond Fund will attempt to protect themselves against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The International Equity Index Fund and the Core Plus Bond Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. Although there is no current intention to do so, the International Equity Index Fund and the Core Plus Bond Fund reserve the right to purchase and sell foreign currency futures contracts traded in the United States and subject to regulation by the Commodity Futures Trading Commission (“CFTC”).

For transaction hedging purposes, the International Equity Index Fund and the Core Plus Bond Fund may also purchase U.S. exchange-listed call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

Position Hedging. When engaging in position hedging, the International Equity Index Fund and the Core Plus Bond Fund will enter into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which their portfolio securities are denominated or an increase in the value of currency for securities which a Fund’s Manager expects to purchase, when the Fund holds cash or short-term investments. In connection with the position hedging, the Fund may purchase or sell foreign currency forward contracts or foreign currency on a spot basis. The International Equity Index Fund and the Core Plus Bond Fund may purchase U.S. exchange-listed put or call options on foreign currency and foreign currency futures contracts and buy or sell foreign currency futures contracts traded in the United States and subject to regulation by the CFTC, although the International Equity Index Fund and the Core Plus Bond Fund have no current intention to do so.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward contract or futures contract. Accordingly, the International Equity Index Fund and the Core Plus Bond Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Although the International Equity Index Fund has no current intention to do so, the International Equity Index Fund may write covered call options on up to 100% of the currencies in its portfolio to offset some of the costs of hedging against fluctuations in currency exchange rates.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the International Equity Index Fund owns or expects to purchase or sell. They simply seek to maintain an investment portfolio that is relatively neutral to fluctuations in the value of the U.S. dollar relative to major foreign currencies and establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the anticipated devaluation level.

Forward Foreign Currency Exchange Contracts. The International Equity Index Fund and Core Plus Bond Fund for hedging purposes only, may purchase forward foreign currency exchange contracts (“Forward Contracts”), which involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancellable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are entered into directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Foreign Currency Futures Contracts. The International Equity Index Fund may purchase foreign currency futures contracts. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange. A Fund will enter into foreign currency futures contracts solely for bona fide hedging or other appropriate risk management purposes as defined in CFTC regulations.

When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash or U.S. Treasury bills known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligation.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying currency rises above the delivery price, the Fund’s position declines in value. The Fund then pays a broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract. Conversely, if the price of the underlying currency falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.

In addition to the margin requirements discussed above, transactions in currency futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (the “SEC”). Under those requirements, when a Fund has a long position in a futures or forward contract, it may be required to establish a segregated account containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by a Fund, those requirements may mandate the establishment of a segregated account with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures or forward contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if the Fund “covers” a long position. For example, instead of segregating assets, a Fund, when holding a long position in a futures or forward contract, could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held by the Fund. In addition, where a Fund takes short positions, or engages in sales of call options, it need not segregate assets if it “covers” these positions. For example, where a Fund holds a short position in a futures or forward contract, it may cover by owning the instruments or currency underlying the contract. A Fund may also cover such a position by holding a call option permitting it to purchase the same futures or forward contract at a price no higher than the price at which the short position was established. Where a Fund sells a call option on a futures or forward contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments or currency underlying the futures or forward contract. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures or forward contract at a price no higher than the strike price of the call option sold by the Fund.

At the maturity of a futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the International Equity Index Fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

Foreign Currency Options. The International Equity Index Fund may purchase U.S. exchange-listed call and put options on foreign currencies. Such options on foreign currencies operate similarly to options on securities. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

A Fund is authorized to purchase or sell listed foreign currency options, and currency swap contracts as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities (including securities denominated in the Euro) owned by the Fund, sold by the Fund but not yet delivered, committed or anticipated to be purchased by the Fund, or in transaction or cross-hedging strategies. As an illustration, a Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-dominated security. In such circumstances, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund also may sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling such call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar.

Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or to sell a currency at a fixed price on a future date. Listed options are third-party contracts

(i.e., performance of the parties’ obligations is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized strike prices and expiration dates. OTC options are two-party contracts and have negotiated strike prices and expiration dates. Options on futures contracts are traded on boards of trade or futures exchanges. Currency swap contracts are negotiated two party agreements entered into in the interbank market whereby the parties exchange two foreign currencies at the inception of the contract and agree to reverse the exchange at a specified future time and at a specified exchange rate. The International Equity Index Fund will not speculate in foreign currency options, futures or related options or currency swap contracts. Accordingly, the International Equity Index Fund will not hedge a currency substantially in excess (as determined by the applicable Manager) of the market value of the securities denominated in such currency which they own, the expected acquisition price of securities which they have committed or anticipate to purchase which are denominated in such currency, and, in the cases of securities which have been sold by a Fund but not yet delivered, the proceeds thereof in its denominated currency. Further, the International Equity Index Fund will segregate, at its custodian or sub-custodians, U.S. government or other high quality liquid securities having a market value representing any subsequent net decrease in the market value of such hedged positions including net positions with respect to cross-currency hedges. The International Equity Index Fund may not incur potential net liabilities with respect to currency and securities positions, including net liabilities with respect to cross-currency hedges, of more than 33 1/3% of its total assets from foreign currency options, futures, related options and forward currency transactions.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than those for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealer or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Other Foreign Currency Hedging Strategies. New options and futures contracts and other financial products, and various combinations thereof, continue to be developed, and the International Equity Index Fund may invest in any such options, contracts and products as may be developed to the extent consistent with the Fund’s investment objective and the regulatory requirements applicable to investment companies, and subject to the supervision of the Trust’s Board of Trustees.

Risk Factors in Hedging Transactions

Imperfect Correlation. Foreign currency hedging transactions present certain risks. In particular, the variable degree of correlation between price movements of the instruments used in hedging strategies and price movements in the security being hedged creates the possibility that losses on the hedge may be greater than gains in the value of a Fund’s securities.

Liquidity. In addition, these instruments may not be liquid in all circumstances. As a result, in volatile markets, the Funds may not be able to dispose of or offset a transaction without incurring losses. Although the contemplated use of hedging instruments should tend to reduce the risk of loss due to a decline in the value of the hedged security, at the same time the use of these instruments could tend to limit any potential gain which might result from an increase in the value of such security.

Judgment of the Manager. Successful use of hedging instruments by the International Equity Index Fund depends upon the ability of the applicable Manager to predict correctly movements in the direction of interest and currency rates and other factors affecting markets for securities. If the expectations of the applicable Manager are not met, a Fund would be in a worse position than if a hedging strategy had not been pursued. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its hedging positions. In addition, when hedging with instruments that require variation margin payments, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements.

Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. Thus, a Fund may have to sell securities at a time when it is disadvantageous to do so.

Futures and Options Trading

Some of the Funds may enter into futures contracts, options, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested, reducing transaction costs, or managing interest rate risk.

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. The Funds may use affiliated FCMs or brokerage firms to the extent permitted by the 1940 Act and the regulations issued thereunder. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Funds only invest in futures contracts to the extent they could invest in the underlying instrument directly.

Margin Requirements

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits:

•	are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded;

•	may be maintained in cash or certain other liquid assets by the Funds’ custodian for the benefit of the FCM; and

•	are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM’s other customers. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which they do business and by depositing margin payments in a segregated account with the Trust’s custodian.

SEC Segregation Requirements

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). However, segregation of assets is not required if a Fund “covers” a long position. For a short position in futures or forward contracts held by a Fund, those requirements may mandate the establishment of a segregated account with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established).

Liquidity Impact of Margin and SEC Segregation Requirements

Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets will be available to that Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, the Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments because such Fund’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open.

Limits on Futures Contracts

The Funds intend to comply with guidelines of eligibility for exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. In addition, none of the Equity Funds will enter into futures contracts to the extent that the value of the futures contracts held would exceed 25% of the respective Fund’s total assets.

Purpose of Utilizing Futures

A Fund’s primary purpose in entering into futures contracts is to protect that Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If a Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of that Fund’s interest rate futures contract will increase, thereby keeping the net asset value of that Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result quickly and easily by using futures contracts as an investment tool to reduce risk.

Risk Factors in Futures Transactions

Liquidity. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund’s access to other assets held to cover its futures positions also could be impaired.

Risk of Loss. Futures contracts entail risks. Although the Funds believe that the use of such contracts will benefit the Funds, a Fund’s overall performance could be worse than if such Fund had not entered into futures contracts if a Fund’s Manager’s investment judgment proves incorrect. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Funds will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes.

Correlation Risk. The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund’s current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests. For example, a Fund may by hedge investments in portfolio securities with a futures contract based on a broad index of securities; this involves a risk that the futures position will not correlate precisely with the performance of such Fund’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund’s investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund’s other investments.

Options Contracts

Some of the Funds may use options on securities or futures contracts to reduce investment risk. An option gives the buyer of the option the right (but not the obligation) to purchase a futures contract or security at a specified price (the “STRIKE PRICE”). The purchase price of an option is referred to as its “PREMIUM.” Options have limited life spans, usually tied to the delivery or settlement date of the underlying futures contract or security. If an option is not exercised prior to its expiration, it becomes worthless. This means the buyer has lost the premium paid, while the seller (the “WRITER”) has received a premium without being required to perform. Increased market volatility and relatively longer remaining life spans generally increase the value of options by increasing the probability of market swings favorable to the holder and unfavorable to the writer during the life of the option.

•	A CALL OPTION gives the buyer the right to purchase a security at a specified price (the “EXERCISE PRICE”) at any time until a certain date. So long as the obligation of the writer of a call option continues, the writer may be required to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer closes the transaction by purchasing an option identical to that previously sold. To secure the writer’s obligation under a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation. A call option is “in-the-money” if the strike price is below current market levels and “out-of-the-money” if the strike price is above current market level.

•	A PUT OPTION gives the buyer the right to sell the underlying futures contract or security. The writer of a put option must purchase futures contracts or securities at a strike price if the option is exercised. A put option is “in-the-money” if the strike price is above current market levels and “out-of-the-money” if the strike price is below current market levels.

•	A COVERED OPTION is an option written by a party who owns the underlying position.

•	AN OPENING TRANSACTION is the initial purchase or sale of an option.

•	A CLOSING TRANSACTION is a transaction which effectively ends an option writer’s financial exposure to an existing option obligation. A closing transaction involves entering into an option contract that has the reverse effect of that being closed out. Such an option will be on the same security with the same exercise price and expiration date as the option contract originally opened. The premium which a Fund will pay in executing a closing purchase transaction may be higher (or lower) than the premium received when the option was written, depending in large part upon the relative price of the underlying security at the time of each transaction. Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security.

Purchasing Call Options

Certain Funds may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

Writing (Selling) Covered Call Options

Some of the Funds may write covered call options and purchase options to close out options previously written by the Fund. A Fund’s purpose in writing covered call options is to generate additional premium income. This premium income will serve to enhance a Fund’s total return and will reduce the effect of any price decline of the security involved in the option. Generally, the Funds will write covered call options on securities which, in the opinion of the Fund’s Manager, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund. The Funds will write only covered call options. This means that a Fund will only write a call option on a security which a Fund already owns.

Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund’s investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked options, that is, options that are not covered which a Fund will not do), but capable of enhancing the Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline.

The security covering the call will be maintained in a segregated account with the Fund’s custodian. Unlike one who owns a security not subject to an option, a Fund has no control over when it may be required to sell the underlying security, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. Thus, the security could be “called away” at a price substantially below the fair market value of the security. Additionally, when a security is called away, the Fund’s turnover rate will increase, which would cause a Fund to incur additional brokerage expenses. If a call option which a Fund has written expires, a Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security.

The Funds do not consider a security covered by a call to be “pledged” as that term is used in each Fund’s policy which limits the pledging of its assets. Call options written by a Fund will normally have expiration dates of less than nine months from the date written.

The premium received is the market value of an option. In determining whether a particular call option should be written, a Fund’s Manager will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.

From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Given that increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing transaction on a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

Purchasing Put Options

Certain Funds may also purchase put options to protect their portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option because the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by the transaction cost.

Writing (Selling) Secured Puts

Certain Funds may write secured puts. For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being “put to” the writer at the strike price of the option which may be substantially in excess of the fair market value of the security. If a secured put option expires unexercised, the writer realizes a gain in the amount of the premium.

Engaging in Straddles and Spreads

Certain Funds also may engage in straddles and spreads. In a straddle transaction, a Fund either buys a call and a put or sells a call and a put on the same security. In a spread, a Fund purchases and sells a call or a put. The Fund will sell a straddle when the Fund’s Manager believes the price of a security will be stable. The Fund will receive a premium on the sale of the put and the call. A spread permits the Fund to make a hedged investment that the price of a security will increase or decline.

Risk Factors in Options Transactions

Risk of Loss in Purchasing Transactions. When a Fund purchases an option, it runs the risk of losing its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities. In addition, there may be imperfect or no correlation between the changes in market value of the securities held by the Funds and the prices of the options.

Risk of Loss in Writing (Selling) Options. When it writes a covered call option, a Fund runs the risk that it will be forced to sell a security it owns at below its market value or, alternatively, incur a loss in otherwise extinguishing its obligation under the covered call option. When it writes a secured put option, a Fund runs the risk that it will be required to buy a security at above its market price or, alternatively, incur a loss in otherwise extinguishing its obligation under the secured put option.

Judgment of Advisor. The successful use of the options strategies depends on the ability of a Fund’s Manager to assess interest rate and market movements correctly and to accurately calculate the fair price of the option. The effective use of options also depends on a Fund’s ability to terminate option positions at times when the Manager deems it desirable to do so. A Fund will take an option position only if the Fund’s Manager believes there is a liquid secondary market for the option, however, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

Liquidity. If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events, such as volume in excess of trading or clearing capability, were to interrupt normal market operations. A lack of liquidity may limit a Fund’s ability to realize its profits or limit its losses.

Market Restrictions. Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until option trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation (“OCC”) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, the Fund could lose the entire value of its option.

Foreign Investment Risks. Special risks are presented by internationally-traded options. Due to time differences between the United States and the various foreign countries, and given that different holidays are observed in different countries, foreign option markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Limitations on the Use of Options

Each Fund will limit the writing of put and call options to 25% of its net assets. Some Funds may enter into over-the-counter option transactions. There will be an active over-the-counter market for such options which will establish their pricing and liquidity. Broker-dealers with whom the Trust will enter into such option transactions shall have a minimum net worth of $20,000,000.

Government Securities

Securities issued by U.S. government agencies or instrumentalities may not be guaranteed by the U.S. Treasury. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such agencies or instrumentalities only when the Fund’s Manager believes the credit risk presented by the obligations is determined to be minimal.

Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association (“Ginnie Mae”) and the Export-Import Bank, are supported by the full faith and credit of the U.S. Treasury. Securities in which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”), which are supported only by the credit of such securities, but for which the Secretary of the Treasury has discretionary authority to purchase limited amounts of the agency’s obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

The Income Funds may invest in all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including without limitation funding notes and subordinated benchmark notes. For example, the Income Funds may invest in Fannie Mae’s Subordinated Benchmark Notes® (“Fannie Mae Subordinated Notes”). The Income Funds generally will only purchase Fannie Mae Subordinated Notes rated in one of the three highest categories or, if unrated, determined to be of comparable quality by a Fund’s Manager. Fannie Mae Subordinated Notes will be unsecured and subordinated and will rank junior in priority to all existing and future liabilities of Fannie Mae, other than those liabilities that by their terms expressly rank junior to Fannie Mae Subordinated Notes. If capital ratios fall below certain levels, Fannie Mae will cease paying (but not accruing) interest until such capital ratios are restored. Like other securities issued by Fannie Mae, Fannie Mae Subordinated Notes are not guaranteed by the U.S. government. For information on mortgage-related securities issued by certain agencies or instrumentalities of the U.S. government, see “Investment Objective and Policies—Additional Information on Fund Instruments—Mortgage-Related Securities” in this Statement of Additional Information.

High Yield/High Risk Securities/Junk Bonds

Some of the Funds, and in particular the High Yield Bond Fund, and the Core Plus Bond Fund may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, a Fund would experience a decrease in income and a decline in the market value of its investments. A Fund may also incur additional expenses in seeking recovery from the issuer.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities was significantly higher than in the prior or subsequent years.

Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, a Fund that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a Fund’s investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.

Private Placements. These are bonds sold without registration under the Securities Act of 1933, as amended (“1933 Act”), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries (“LDCs”).

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Funds may hold such common stock and other securities even if they do not invest in such securities.

This foregoing list is not definitive. The Prospectuses and this Statement of Additional Information list additional types of permissible investments. Such investments may be purchased by some of the Funds even if they are classified as non-investment grade securities.

Index Investing by the Equity Index, Market Expansion Index and International Equity Index Funds

Equity Index Fund. The Equity Index Fund attempts to track the performance of the S&P 500 Index (the “INDEX”) to achieve a correlation between the performance of the Fund and that of the Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund’s net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund’s ability to correlate its performance with the Index, however, may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated by S&P and the timing of purchases and redemptions. In the future, the Trustees of the Trust, subject to the approval of Shareholders, may select another index if such a standard of comparison is deemed to be more representative of the performance of common stocks.

S&P chooses the stocks to be included in the Index largely on a statistical basis. Inclusion of a stock in the Index in no way implies an opinion by S&P as to its attractiveness as an investment. The Index is determined, composed and calculated by S&P without regard to the Equity Index Fund. S&P is neither a sponsor of, nor in any way affiliated with the Equity Index Fund, and S&P makes no representation or warranty, expressed or implied, on the advisability of investing in the Equity Index Fund or as to the ability of the Index to track general stock market performance. S&P disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included in the Index. “S&P 500” is a service mark of S&P.

The weights of stocks in the Index are based on each stock’s relative total market value, i.e., market price per share times the number of Shares outstanding. Because of this weighting, approximately 50% of the Index is currently composed of the 50 largest companies in the Index, and the Index currently represents over 65% of the market value of all U.S. common stocks listed on the New York Stock Exchange. Typically, companies included in the Index are the largest and most dominant firms in their respective industries.

The Manager generally selects stocks for the Equity Index Fund in the order of their weights in the Index beginning with the heaviest weighted stocks. The percentage of the Equity Index Fund’s assets to be invested in each stock is approximately the same as the percentage it represents in the Index. No attempt is made to manage the Equity Index Fund in the traditional sense using economic, financial and market analysis. The Equity Index Fund is managed using a computer program to determine which stocks are to be purchased and sold to replicate the Index to the extent feasible. From time to time, administrative adjustments may be made in the Fund because of changes in the composition of the Index, but such changes should be infrequent.

Market Expansion Index Fund. The Market Expansion Index Fund invests in stocks of medium-sized and small U.S. companies that are included in the Standard & Poor’s SmallCap 600 Index and the Standard & Poor’s MidCap 400 Index (the “INDICES”) and which trade on the New York and American Stock Exchanges as well as over-the-counter stocks that are part of the National Market System. The Fund seeks to closely track the sector and industry weights within the combined Indices. Because the Fund uses an enhanced index strategy, not all of the stocks in the Indices are included in the Fund and the Fund’s position in an individual stock may be overweighted or underweighted when compared to the Indices. Nonetheless, the Fund, under normal circumstances, will hold 80% or more of the stocks in the combined Indices in order to closely replicate the performance of the combined Indices. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the combined Indices of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund’s net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the combined Indices. The Fund’s ability to correlate its performance with the combined Indices, however, may be affected by, among other things, changes in securities markets, the manner in which the Indices are calculated by S&P and the timing of purchases and redemptions. In the future, the Trustees of the Trust, subject to the approval of Shareholders, may select other indices if such a standard of comparison is deemed to be more representative of the performance of common stocks.

The Indices are determined, composed and calculated by S&P without regard to the Market Expansion Index Fund. S&P is neither a sponsor of, nor in any way affiliated with the Market Expansion Index Fund, and S&P makes no representation or warranty, expressed or implied on the advisability of investing in the Market Expansion Index Fund or as to the ability of the Indices to track general stock market performance, and S&P disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Indices or any data included therein.

International Equity Index Fund. It is anticipated that the indexing approach that will be employed by the International Equity Index Fund will be an effective method of substantially tracking percentage changes in the Gross Domestic Product (“GDP”) weighted Morgan Stanley Capital International Europe, Australasia, Far East Index (the “INTERNATIONAL INDEX” or “MSCI EAFE GDP INDEX”). The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the International Index of at least 0.90, without taking into account expenses. It is a reasonable expectation that there will be a close correlation between the Fund’s performance and that of the International Index in both rising and falling markets. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund’s net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the International Index. The Fund’s ability to correlate its performance with the International Index, however, may be affected by, among other things, changes in securities markets, the manner in which the International Index is calculated by Morgan Stanley Capital International (“MSCI”) and the timing of purchases and redemptions. In the future, the Trustees of the Trust, subject to the approval of Shareholders, may select another index if such a standard of comparison is deemed to be more representative of the performance of common stocks.

MSCI computes and publishes the International Index. MSCI also computes the country weights which are established based on annual GDP data. GDP is defined as a country’s Gross National Product, or total output of goods and services, adjusted by the following two factors: net labor income (labor income of domestic residents working abroad less labor income of foreigners working domestically) plus net interest income (interest income earned from foreign investments less interest income earned from domestic investments by foreigners). Country weights are thus established in proportion to the size of their economies as measured by GDP, which results in a more uniform distribution of capital across the EAFE markets (i.e., Europe, Australasia, Far East) than if capitalization weights were used as the basis. The country weights within the International Index are systematically rebalanced annually to the most recent GDP weights.

MSCI chooses the stocks to be included in the International Index largely on a statistical basis. Inclusion of a stock in the International Index in no way implies an opinion by MSCI as to its attractiveness as an investment. The International Index is determined, composed and calculated by MSCI without regard to the International Equity Index Fund. MSCI is neither a sponsor of, nor in any way affiliated with the International Equity Index Fund. MSCI makes no representation or warranty, expressed or implied on the advisability of investing in the International Equity Index Fund or as to the ability of the International Index to track general stock market performance. MSCI disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the International Index or any data included therein. “MSCI EAFE INDEX” and “MSCI EAFE GDP Index” are service marks of MSCI.

Limitations on purchases of securities. In addition to restrictions imposed on the Index Funds under the 1940 Act, the Manager may be restricted from purchasing securities for the Index Funds due to various regulatory requirements applicable to such securities. Such regulatory requirements (e.g., regulations applicable to banking entities, insurance companies and public utility holdings companies) may limit the amount of securities that may be owned by accounts over which the Manager or its affiliates have discretionary authority or control. As a result, there may be times when the Manager is unable to purchase securities that would otherwise be purchased to replicate the applicable index.

Impact of Initial Public Offerings on Smaller Funds

Initial public offerings (“IPOs”) and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A smaller Fund may not experience similar performance as its assets grow.

Interfund Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls, the Funds may enter into lending agreements (“Interfund Lending Agreements”) under which the Funds would lend money and borrow money for temporary purposes directly to and from each other through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its investment limitations. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund’s interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility or from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act.

No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund’s net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending Fund could result in a lost opportunity or additional borrowing costs.

Investment Company Securities

Some of the Funds may invest up to 5% of their total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of their total assets in the securities of other investment companies. These limits do not apply to the Funds of Funds or to other Funds to the extent permitted by an order or rule issued by the SEC or as permitted by the 1940 Act. Other investment company securities may include securities of a money market fund of the Trust, and securities of other money market funds for which JPMorgan Investment Advisors or its affiliate serves as investment advisor or administrator. Because other investment companies employ an investment advisor, such investments by the Funds may cause Shareholders to bear duplicate fees. JPMorgan Investment Advisors or the applicable Manager will waive its fee attributable to the assets of the investing fund invested in a money market fund of the Trust and in other funds advised by JPMorgan Investment Advisors or its affiliates.

Loan Participations and Assignments

Some of the Funds may invest in fixed and floating rate loans (“Loans”). Loans are typically arranged through private negotiations between borrowers (which may be corporate issuers or issuers of sovereign debt obligations) and one or more financial institutions (“Lenders”). Generally, the Funds invest in Loans by purchasing Loan Participations (“Participations”) or assignments of all or a portion of Loans (“Assignments”) from third parties.

Typically, a Fund will have a contractual relationship only with the Lender and not with the borrower when it purchases a Participation. In contrast, a Fund has direct rights against the borrower on the Loan when it purchases an Assignment. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Limitations on Investments in Loan Participations and Assignments. Loan participations and assignments may be illiquid. As a result, a Fund will invest no more than 15% of its net assets in these investments. If a government entity is a borrower on a Loan, the Fund will consider the government to be the issuer of a Participation or Assignment for purposes of a Fund’s fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government).

Risk Factors of Loan Participations and Assignments. A Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Given that there is no liquid market for such securities, the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund’s ability to dispose of particular Assignments or Participations when necessary to meet a Fund’s liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to those securities when valuing the Fund’s securities and calculating its net asset value.

Mortgage-Related Securities

MORTGAGE-BACKED SECURITIES (CMOS AND REMICS). Mortgage-backed securities include collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduits (“REMICs”). (A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the “CODE”) and invests in certain mortgages principally secured by interests in real property and other permitted investments).

Mortgage-backed securities represent pools of mortgage loans assembled for sale to investors by:

•	various governmental agencies such as Ginnie Mae;

•	government-related organizations such as Fannie Mae and Freddie Mac; and

•	non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. (Non-governmental mortgage securities cannot be treated as U.S. government securities for purposes of investment policies).

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue.

Ginnie Mae Securities. Mortgage-related securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates which are guaranteed as to the timely payment of principal and interest by Ginnie Mae. Ginnie Mae’s guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

Fannie Mae Securities. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Mae Certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae.

Freddie Mac Securities. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned by private stockholders. Freddie Mac Certificates are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac Certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

CMOs and guaranteed REMIC pass-through certificates (“REMIC CERTIFICATES”) issued by Fannie Mae, Freddie Mac, Ginnie Mae and private issuers are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests. The Funds do not currently intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC Trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage pass-through certificates (the “MORTGAGE ASSETS”). The obligations of Fannie Mae, Freddie Mac or Ginnie Mae under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae, Freddie Mac or Ginnie Mae, respectively.

Fannie Mae REMIC Certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac REMIC Certificates. Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCs referred to as “Gold PCs.”

Ginnie Mae REMIC Certificates. Ginnie Mae guarantees the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes as specified in the related offering circular supplement). The Ginnie Mae guarantee is backed by the full faith and credit of the United States of America.

REMIC Certificates issued by Fannie Mae, Freddie Mac and Ginnie Mae are treated as U.S. Government securities for purposes of investment policies.

CMOs and REMIC Certificates provide for the redistribution of cash flow to multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. This reallocation of interest and principal results in the redistribution of prepayment risk across different classes. This allows for the creation of bonds with more or less risk than the underlying collateral exhibits. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs and REMIC Certificates include, among others, principal only structures, interest only structures, inverse floaters and “parallel pay” CMOs and REMIC Certificates. Certain of these structures may be more volatile than other types of CMO and REMIC structures. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-BONDS”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the “PAC CERTIFICATES”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount of principal payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes. The Z-Bonds in which the Funds may invest may bear the same non-credit-related risks as do other types of Z-Bonds. Z-Bonds in which the Fund may invest will not include residual interest.

Limitations on the use of Mortgage-Backed Securities

Equity Funds. The Small Cap Value Fund, the Intrepid Mid Cap Fund and the Technology Fund may invest in mortgage-backed securities issued by private issuers including Guaranteed CMOs and REMIC pass-through Securities that are rated in one of three highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by the applicable Manager to be of comparable quality.

Income Funds. The Government Bond Fund and the Treasury & Agency Fund may only invest in mortgage-backed securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities. The other Income Funds that invest in mortgage-backed securities may invest in mortgage-backed securities issued by private issuers including Guaranteed CMOs and REMIC pass-through securities. The Government Bond Fund and the Treasury & Agency Fund may invest in mortgage-backed securities that are rated in one of the three highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by the applicable Manager to be of comparable quality. The Short Duration Bond Fund, the Ultra Short Term Bond Fund, the Intermediate Bond Fund, the Mortgage-Backed Securities Fund, and the Core Bond Fund may invest in mortgage-backed securities that are rated in one of the four highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by the Manager to be of comparable quality. The Core Plus Bond Fund and the High Yield Bond Fund can invest in mortgage-backed securities in ANY rating category.

Municipal Bond Funds. The Municipal Bond Funds may invest in mortgage-backed securities that are rated in one of the four highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by JPMorgan Investment Advisor to be of comparable quality.

Mortgage Dollar Rolls. Some of the Funds may enter into Mortgage Dollar Rolls in which the Funds sell securities for delivery in the current month and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. When a Fund enters into mortgage dollar rolls, the Fund will hold and maintain a segregated account until the settlement date. The segregated account will contain cash or liquid securities in an amount equal to the forward purchase price. The Funds benefit to the extent of:

•	any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”); or

•	fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase.

Unless such benefits exceed the income, capital appreciation or gains on the securities sold as part of the mortgage dollar roll, the investment performance of a Fund will be less than what the performance would have been without the use of mortgage dollar rolls. The benefits of mortgage dollar rolls may depend upon a Fund’s Manager’s ability to predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. The Funds currently intend to enter into mortgage dollar rolls that are accounted for as a financing transaction. For purposes of diversification and investment limitations, mortgage dollar rolls are considered to be mortgage-backed securities.

Stripped Mortgage-Backed Securities. Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities issued outside the REMIC or CMO structure. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (“IOs”), while the other class will receive all of the principal (“POs”). Mortgage IOs receive monthly interest payments based upon a notional amount that declines over time as a result of the normal monthly amortization and unscheduled prepayments of principal on the associated mortgage POs.

In addition to the risks applicable to Mortgage-Related Securities in general, SMBS are subject to the following additional risks:

Prepayment/Interest Rate Sensitivity. SMBS are extremely sensitive to changes in prepayments and interest rates. Even though these securities have been guaranteed by an agency or instrumentality of the U.S. government, under certain interest rate or prepayment rate scenarios, the Funds may lose money on investments in SMBS.

Interest Only SMBS. Changes in prepayment rates can cause the return on investment in IOs to be highly volatile. Under extremely high prepayment conditions, IOs can incur significant losses.

Principal Only SMBS. POs are bought at a discount to the ultimate principal repayment value. The rate of return on a PO will vary with prepayments, rising as prepayments increase and falling as prepayments decrease. Generally, the market value of these securities is unusually volatile in response to changes in interest rates.

Yield Characteristics. Although SMBS may yield more than other mortgage-backed securities, their cash flow patterns are more volatile and there is a greater risk that any premium paid will not be fully recouped. A Fund’s Manager will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain analytical and hedging techniques.

The Income Funds (other than the Treasury & Agency Fund) and the Municipal Bond Funds may invest in SMBS to enhance revenues or hedge against interest rate risk. The Funds invest in SMBS issued or guaranteed by the U.S. government, its agencies or instrumentalities (“Agency SMBS”). To the extent that Non-Agency SMBS are issued, the Funds may buy them to the extent such investment is consistent with the applicable Fund’s investment objective, strategies and policies.

Adjustable Rate Mortgage Loans. The Income Funds may invest in adjustable rate mortgage loans (“ARMs”). The Treasury & Agency Fund may buy only government ARMs. ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “MORTGAGE INTEREST RATES”) may be subject to periodic adjustment based on changes in the applicable index rate (the “INDEX RATE”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

Adjustable interest rates can cause payment increases that some borrowers may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “MAXIMUM ADJUSTMENT”). Other ARMs (“NEGATIVELY AMORTIZING ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payment protect borrowers from unlimited interest rate and payment increases.

Certain adjustable rate mortgage loans may provide for periodic adjustments of scheduled payments in order to amortize fully the mortgage loan by its stated maturity. Other adjustable rate mortgage loans may permit their stated maturity to be extended or shortened in accordance with the portion of each payment that is applied to interest as affected by the periodic interest rate adjustments.

There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury bill rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Fund’s portfolio and therefore in the net asset value of the Fund’s shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

In general, changes in both prepayment rates and interest rates will change the yield on Mortgage-Backed Securities. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As is the case with fixed mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to “lock-in” a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated. As with fixed rate mortgages, there can be no certainty as to the rate of prepayments on the ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization.

Other factors affecting prepayment of ARMs include changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgage properties and servicing decisions.

Risk Factors of Mortgage-Related Securities

Guarantor Risk. There can be no assurance that the U.S. government would provide financial support to Fannie Mae or Freddie Mac if necessary in the future. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

Interest Rate Sensitivity. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security’s return to the Funds. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Funds will receive when these amounts are reinvested.

Market Value. The market value of the Fund’s adjustable rate Mortgage-Backed Securities may be adversely affected if interest rates increase faster than the rates of interest payable on such securities or by the adjustable rate mortgage loans underlying such securities. Furthermore, adjustable rate Mortgage-Backed Securities or the mortgage loans underlying such securities may contain provisions limiting the amount by which rates may be adjusted upward and downward and may limit the amount by which monthly payments may be increased or decreased to accommodate upward and downward adjustments in interest rates.

Prepayments. Adjustable rate Mortgage-Backed Securities have less potential for capital appreciation than fixed rate Mortgage-Backed Securities because their coupon rates will decline in response to market interest rate declines. The market value of fixed rate Mortgage-Backed Securities may be adversely affected as a result of increases in interest rates and, because of the risk of unscheduled principal prepayments, may benefit less than other fixed rate securities of similar maturity from declining interest rates. Finally, to the extent Mortgage-Backed Securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the Fund’s principal investment to the extent of the premium paid. On the other hand, if such securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income.

Yield Characteristics. The yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. As with fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater prepayment rate in a declining interest rate environment. The yields to maturity of the Mortgage-Backed Securities in which the Funds invest will be affected by the actual rate of payment (including prepayments) of principal of the underlying mortgage loans. The mortgage loans underlying such securities generally may be prepaid at any time without penalty. In a fluctuating interest rate environment, a predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on the mortgage loans and prevailing mortgage loan interest rates taking into account the cost of any refinancing. In general, if mortgage loan interest rates fall sufficiently below the interest rates on fixed rate mortgage loans underlying mortgage pass-through securities, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on the fixed rate mortgage loans underlying the mortgage pass-through securities, the rate of prepayment may be expected to decrease.

Municipal Securities

Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as:

1.	bridges,

2.	highways,

3.	roads,

4.	schools,

5.	waterworks and sewer systems, and

6.	other utilities.

Other public purposes for which Municipal Securities may be issued include:

1.	refunding outstanding obligations,

2.	obtaining funds for general operating expenses, and

3.	obtaining funds to lend to other public institutions and facilities.

In addition, certain debt obligations known as “PRIVATE ACTIVITY BONDS” may be issued by or on behalf of municipalities and public authorities to obtain funds to provide:

1.	water, sewage and solid waste facilities,

2.	qualified residential rental projects,

3.	certain local electric, gas and other heating or cooling facilities,

4.	qualified hazardous waste facilities,

5.	high-speed intercity rail facilities,

6.	governmentally-owned airports, docks and wharves and mass transportation facilities,

7.	qualified mortgages,

8.	student loan and redevelopment bonds, and

9.	bonds used for certain organizations exempt from Federal income taxation.

Certain debt obligations known as “INDUSTRIAL DEVELOPMENT BONDS” under prior Federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide:

1.	privately operated housing facilities,

2.	sports facilities,

3.	industrial parks,

4.	convention or trade show facilities,

5.	airport, mass transit, port or parking facilities,

6.	air or water pollution control facilities,

7.	sewage or solid waste disposal facilities, and

8.	facilities for water supply.

Other private activity bonds and industrial development bonds issued to fund the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be Municipal Securities, but the size of such issues is limited under current and prior Federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual “volume cap.” The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all governmental instrumentalities in the state.

The two principal classifications of Municipal Securities consist of “general obligation” and “limited” (or revenue) issues. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer’s legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds is generally related to the credit of the bank selected to provide the letter of credit underlying the bond. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

The Funds may also acquire “moral obligation” issues, which are normally issued by special purpose authorities, and in other tax-exempt investments including pollution control bonds and tax-exempt commercial paper. Each Fund that may purchase municipal bonds may purchase:

1.	Short-term tax-exempt General Obligations Notes,

2.	Tax Anticipation Notes,

3.	Bond Anticipation Notes,

4.	Revenue Anticipation Notes,

5.	Project Notes, and

6.	Other forms of short-term tax-exempt loans.

Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the Federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications. Also, the yields on Municipal Securities depend upon a variety of factors, including:

•	general money market conditions,

•	coupon rate,

•	the financial condition of the issuer,

•	general conditions of the municipal bond market,

•	the size of a particular offering,

•	the maturity of the obligations, and

•	the rating of the issue.

The ratings of Moody’s and S&P represent their opinions as to the quality of Municipal Securities. However, ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The applicable Manager will consider such an event in determining whether the Fund should continue to hold the obligations.

Municipal Securities may include obligations of municipal housing authorities and single-family mortgage revenue bonds. Weaknesses in Federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations.

Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Municipal leases may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. The Board of Trustees is responsible for determining the credit quality of unrated municipal leases, on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled.

Risk Factors in Municipal Securities

Tax Risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the United States of America. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

Housing Authority Tax Risk. The exclusion from gross income for Federal income tax purposes for certain housing authority bonds depends on qualification under relevant provisions of the Code and on other provisions of Federal law. These provisions of Federal law contain requirements relating to the cost and location of the residences financed with the proceeds of the single-family mortgage bonds and the income levels of tenants of the rental projects financed with the proceeds of the multi-family housing bonds. Typically, the issuers of the bonds, and other parties, including the originators and servicers of the single-family mortgages and the owners of the rental projects financed with the multi-family housing bonds, covenant to meet these requirements. However, there is no assurance that the requirements will be met. If such requirements are not met:

•	the interest on the bonds may become taxable, possibly retroactively from the date of issuance;

•	the value of the bonds may be reduced;

•	you and other Shareholders may be subject to unanticipated tax liabilities;

•	a Fund may be required to sell the bonds at the reduced value;

•	it may be an event of default under the applicable mortgage;

•	the holder may be permitted to accelerate payment of the bond; and

•	the issuer may be required to redeem the bond.

In addition, if the mortgage securing the bonds is insured by the Federal Housing Administration (“FHA”), the consent of the FHA may be required before insurance proceeds would become payable.

Information Risk. Information about the financial condition of issuers of Municipal Securities may be less available than about corporations having a class of securities registered under the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”).

State and Federal Laws. An issuer’s obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. These laws may extend the time for payment of principal or interest, or restrict the Fund’s ability to collect payments due on Municipal Securities. In addition, recent amendments to some statutes governing security interests (e.g., Revised Article 9 of the Uniform Commercial Code) change the way in which security interests and liens securing Municipal Securities are perfected. These amendments may have an adverse impact on existing Municipal Securities (particularly issues of Municipal Securities that do not have a corporate trustee who is responsible for filing UCC financing statements to continue the security interest or lien.)

Litigation and Current Developments. Litigation or other conditions may materially adversely affect the power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt obligations, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s Municipal Securities in the same manner.

New Legislation. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax exempt bonds, and similar proposals may be introduced in the future. The Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on (i) the availability of Municipal Securities for investment by the Funds, and (ii) the value of the investment portfolios of the Funds.

Limitations on the Use of Municipal Securities

In addition to the Municipal Funds, other Funds may also invest in Municipal Securities if the applicable Manager determines that such Municipal Securities offer attractive yields. The Funds may invest in Municipal Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Municipal Securities, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Municipal Securities will to the same extent as interest on such Municipal Securities be exempt from federal income tax and state income tax (where applicable) and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

The Funds may also invest in Municipal Securities by purchasing from banks participation interests in all or part of specific holdings of Municipal Securities. Such participation interests may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Fund in connection with the arrangement. A Fund will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Municipal Securities in which it holds such participation interest is exempt from federal income tax and state income tax (where applicable) and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

The Municipal Funds may not be a desirable investment for “substantial users” of facilities financed by private activity bonds or industrial development bonds or for “related persons” of substantial users. Each Fund will limit its investment in municipal leases to no more than 5% of its total assets.

Arizona Municipal Securities

As used in this Statement of Additional Information, the term “Arizona Municipal Securities” refers to municipal securities, the income from which is exempt from both Federal and Arizona personal income tax.

Risk Factors Regarding Investments in Arizona Municipal Securities. Over the past several decades, Arizona’s economy has grown faster than most other regions of the country. During the decade of the 1990s, Arizona’s population increased nearly 40% to 5.1 million; the Census Bureau estimated the State’s population at 5.74 million as of July 1, 2004. In addition, between 1990 and 2000, Maricopa County, the state’s most populous county, had the single largest population inflow (in absolute terms) of any county in the country and now has an estimated population of 3.5 million, a 14% increase since 2000. Within Maricopa County’s borders lie the City of Phoenix, Arizona’s largest city and the fifth largest city in the United States.

Arizona’s favorable job climate contributed to the state’s popularity in the 1990s. For the period from 1993 to 1998, Arizona had the nation’s second highest job growth rate. In addition, Arizona was the only state to rank among the top ten in job growth rates for the entire ten-year period between 1993 and 2002. Between March 2004 and March 2005, Arizona ranked second in the nation in non-agricultural job growth at 3.88%. Arizona’s employment increased 4.3% in 2000, 1.0% in 2001, was level in 2002, ended 2003 by increasing to 1.1%, and is projected to grow to 3.8% in 2006. The State’s unemployment rate was 4.1% in 1998, 4.4% in 1999, and 3.9% in 2000. Unemployment in Arizona then increased to a high of 6.2% in 2002, but declined to 4.8% in 2004 and 4.5% as of May 2005.

Arizona’s per capita personal income has generally varied between 5% and 15% below the national average due to such factors as the chronic poverty on the State’s Indian reservations, the State’s relatively high number of retirees and children, and the State’s below-average wage scale. Nevertheless, Arizona’s aggregate personal income grew from $62.7 billion in 1990 to an estimated $163.4 billion in 2004, an increase of 161% and an average annual growth of 10.1% per year. In 2001, 2002, 2003 and 2004 respectively, average per capita income increased by 4.8%, 4.0%, 5.2%, and 4.4%.

Despite an increase in population, employment and aggregate personal income, retail sales growth rates declined between 1994 and 1997. In fiscal years 2000, 2001, 2002 and 2003 respectively, the retail sales growth rate was 7.8%, 1.3%, 1.4%, and 6.7%. Retail sales increased almost 9% between June 2004 and June 2005. Average retail sales show signs of recovering, and forecasts predict 25% growth in retail sales over the next five years.

After improving substantially in recent years, the state government faced substantial budget deficits for fiscal years 2002, and 2003. The actual fiscal year 2004 balance was positive at $360.4 million and the fiscal year 2005 balance is estimated to be $143.8 million. The Governor signed into law the fiscal year 2006 budget on May 20, 2005. The projected budget balance for 2006 is $14 million. The Arizona Legislature and the Governor balanced the 2004 budget by postponing certain class-action payments and through other means, leaving a potential shortfall of up to $283 million with respect to the 2005 budget. The improving economy, Federal funding, and reliance on lease-to-own financing of school facilities construction also contributed to the Arizona Legislature’s ability to balance the fiscal year 2004 budget. The State balanced the 2004 budget by altering its tax structure, upping tax collection efforts, and drawing upon its contingency funds and federal fiscal relief. In 2004, the State approved a new budget-balancing technique requiring half of all unexpected revenues to be delivered to a reserve account. The State’s management of one-time revenues will help the State face anticipated sharp increases in education and healthcare expenditures. On July 15, 2003, certain members of the Arizona Legislature sued the Governor and various State agencies, contending that the Governor had unconstitutionally used a line item veto on various provisions of the fiscal year 2004 operating budget bills. In December 2003, the court ruled that the legislators lacked standing to challenge the Governor’s vetos. An amendment to the Arizona Constitution requiring a 2/3-majority vote in both houses of the Legislature to enact any tax or fee increase, together with heavy reliance on sales tax receipts, constrains the state’s ability to raise additional revenues in current economic conditions.

The State of Arizona, itself, has no general obligation debt. The Arizona Department of Transportation, the Arizona Board of Regents, the Arizona Power Authority, the Water Infrastructure Authority of Arizona and the Arizona School Facilities Board is each authorized to issue revenue bonds for their respective purposes. In addition, the State of Arizona has financed certain capital improvements and equipment through the execution and sale of certificates of participation, which represent undivided agreements that are subject to annual appropriations by the Arizona Legislature.

The Arizona Constitution limits the amount of debt that can be issued by the state’s counties, cities, towns, school districts and other municipal corporations in the form of indebtedness payable from property taxes or other general fund sources. In general, those political subdivisions may not become indebted in an amount exceeding six percent of the value of the taxable property in the political subdivision without the approval of a majority of the qualified electors voting at an election. Furthermore, no county or school district may become indebted in an amount exceeding 15% (30% for unified school districts) of the value of the taxable property, even with voter approval. In addition, with voter approval, incorporated cities or towns may become indebted in an amount up to 20% of the value of the taxable property for purposes of supplying water, light, sewers, open space preserves, parks, playgrounds and recreational facilities. These constitutional debt limits generally do not apply to revenue bonds payable from a special fund revenue source.

In July 1994, the Arizona Supreme Court ruled that Arizona’s system for financing public education created substantial disparities in facilities among school districts and, therefore, violated the provisions of the Arizona Constitution which require the Legislature to establish and maintain “a general and uniform public school system.” After several attempts, each of which were held to be unconstitutional by the Arizona Supreme Court, the Arizona Legislature passed the Students First legislation in July 1998 establishing a centralized school capital finance system, which, among other things, substantially limits the ability of school districts to issue bonds. This legislation has no effect on the obligation or ability of Arizona school districts to pay debt service on currently outstanding bonds. The Students First legislation created a building-renewal fund for maintaining existing school facilities. Legislators have used the fund to balance the state budget and to support high-profile programs, resulting in significant shortfalls in the amount of building-renewal funding Arizona schools actually receive. Some school districts have recently initiated a lawsuit scheduled to begin March 2006 to have the funding shortage declared unconstitutional. In November 2000, Arizona voters approved the imposition of a 6/10 of 1% statewide sales tax to augment this centralized school finance system. Collections from this tax increase, however, have been less than projected. As a consequence, the Arizona legislature, as part of the fiscal year 2004 budget and again in the 2005 budget, authorized up to $250 million in lease-to-own financing of school facilities construction.

Kentucky Municipal Securities

As used in this Statement of Additional Information, the term “Kentucky Municipal Securities” refers to municipal securities, the income from which is exempt from both federal and Kentucky personal income tax.

Risk Factors Regarding Investments in Kentucky Municipal Securities. The municipal securities of many states and their agencies and political subdivisions constitute general obligations of the state itself or of an agency or political subdivision of the state which holds substantial assets. This is not the case with respect to securities issued by Kentucky and its agencies and was not the case with respect to Kentucky political subdivisions until 1994. Municipal Securities in Kentucky have generally been issued by public entities which are created primarily for that purpose and which have no substantial assets, with the real source of funds for repayment being restricted to either revenues from the property financed by the municipal security or rentals due from another public entity which has an enforceable obligation to pay rent to the issuer on only a short term basis. The voters of Kentucky approved an amendment to Kentucky’s constitution in 1994 which has allowed local governmental entities in Kentucky to issue general obligation debt instruments subject to certain limitations. The Commonwealth itself, and its agencies, are still bound by the prior rule and may not issue general obligation bonds without a statewide election. The Kentucky Municipal Bond Fund is not required to invest any particular percentage of its assets in Kentucky municipal securities which are general obligations of issuers with substantial assets.

Kentucky, like many other states, has experienced procedural and substantive budget difficulties in recent years. The Kentucky General Assembly failed to enact a biennial budget for the two fiscal years running from July 1, 2004 to June 30, 2006 during its 2004 Regular Session which ended in April 2004. Kentucky’s Governor then issued, in June 2004, a “Public Services Continuation Plan” for the first quarter of the 2004-2005 fiscal year. After litigation regarding various budget issues, the Kentucky General Assembly succeeded in passing a budget in its Regular Session which ended April 2005. Kentucky has experienced revenue shortfalls in several recent fiscal years, but it ended its most recently completed fiscal year on June 30, 2005 with a surplus of approximately $214 million, the first significant surplus in five years and the largest surplus since 1998. Kentucky’s General Fund revenues grew at a rate of 9.6% during the fiscal year ended June 30, 2005, the highest annual growth rate in more than a decade.

Louisiana Municipal Securities

As used in this Statement of Additional Information, the term “Louisiana Municipal Securities” refers to municipal securities, the income from which is exempt from both federal and Louisiana personal income tax.

Risk Factors Regarding Investments in Louisiana Municipal Securities. Hurricane Katrina and Hurricane Rita have had a significant impact upon the Louisiana state economy and more directly on that of the economy of New Orleans and its surrounding areas. It is expected, based on actions of the U.S. Congress and the President, that Louisiana and any affected municipalities may be reimbursed to a large extent for the cost to recover from, clean up and repair the consequences of Hurricane Katrina. However, the risk of a downturn in the state’s economy has been heightened by the hurricane and its aftermath. Louisiana’s economy is based on the oil and gas industry, combined with sectors such as tourism, gaming, petrochemical production, shipping, manufacturing and agriculture. The oil and gas industry continues to be the State’s major economic component and the price of oil remains an important economic factor, although, in recent years, the tourism and service industry sectors have steadily grown and provided some degree of economic diversification. It is likely that the Louisiana economy and these industries in particular will suffer financial or operational difficulties resulting from the effects of the hurricanes and these anticipated difficulties could adversely affect the ability of Louisiana municipal issuers to make prompt payments of principal and interest. The default or credit-rating downgrade of one of these issuers could adversely affect the market value and marketability of all Louisiana municipal securities and have a negative impact on the Fund’s performance. Prior to the hurricanes, the State of Louisiana had improved its ability to identify and manage fiscal deficits by working to match expenses to revenues, building a rainy day fund, and reducing its debt burden. The State adopted constitutional amendments and other measures aimed at decreasing outstanding debt, and those measures significantly reduced the high debt level that existed in prior years. However, even before the hurricanes, new budgetary problems had occurred during the last three years as a result of decreased funding from the federal government for the Medicaid program and revenue shortfalls, the U.S. economic slowdown, and the effects which the September 11th terrorist attacks had on the State’s tourism industry. Although, the State had implemented strong budget controls and limited spending in certain areas in response, it is unclear what impacts these controls will have in the aftermath of the hurricanes.

Michigan Municipal Securities

As used in this Statement of Additional Information, the term “Michigan Municipal Securities” refers to municipal securities, the income from which is exempt from both federal and Michigan personal income tax.

Risk Factors Regarding Michigan Municipal Securities. The State of Michigan’s economy is principally dependent on manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture, and historically has been highly cyclical.

The 2001-2003 national economic downturn has had and continues to have a significant adverse impact on Michigan’s economy and upon the revenue of Michigan and its political subdivisions, disproportionate to, and more severe than, that upon the nation as a whole. The decline in Michigan wage and salary employment from its peak in early 2000 has been three times more severe than the national decline from its peak. In 2004, Michigan wage and salary employment declined by an estimated 1.1%, marking the fourth straight year of employment decline, and the unemployment rate in the state as of June 2005 was an estimated 6.8%. However, in 2004 personal income in Michigan is estimated to have grown 2.7% on a year to year basis.

The overall decline in the national economy, exacerbated by Michigan’s dependence upon manufacturing, and particularly automobile manufacturing, had the effect of requiring the State to make significant adjustments in expenditures and to seek additional revenue sources. This process continued throughout the period 2001 through mid-2005. Among other means of supporting expenditures for State programs, the State’s Counter-Cyclical Budget and Economic Stabilization Fund, a reserve fund designed for times of economic decline, which exceeded $1.2 billion as of September 30, 2000, has been substantially expended, its balance at September 30, 2004 being $81 million.

Among the budget uncertainties facing Michigan during the next several years are whether the school finance reform package presently in force will provide adequate revenues to fund kindergarten through twelfth grade education in the future, whether international monetary or financial crises will adversely affect Michigan’s economy, particularly automobile production, and the uncertainties presented by proposed changes in Federal aid policies for state and local governments.

The Michigan Constitution limits the amount of total state revenues that can be raised from taxes and certain other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of state personal income in the prior calendar year or the average of the prior three calendar years, whichever is greater, and this fixed percentage equals the percentage of the 1978-79 fiscal year state government revenues to total calendar 1977 state personal income (which was 9.49%).

The Michigan Constitution also provides that the proportion of state spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. Michigan originally determined that portion to be 41.6%. If such spending does not meet the required level in a given year, an additional appropriation for local government units is required by the following fiscal year; which means the year following the determinations of the shortfall, according to an opinion issued by the state’s Attorney General. Spending for local units met this requirement for fiscal years 1986-87 through 1991-92. As the result of litigation, Michigan agreed to reclassify certain expenditures, beginning with fiscal year 1992-93, and has recalculated the required percentage of spending paid to local government units to be 48.97%.

The Michigan Constitution limits state general obligation debt to (i) short term debt for state operating purposes, (ii) short and long term debt for the purpose of making loans to school districts, and (iii) long term debt for voter-approved purposes.

Constitutional changes in 1994 shifted significant portions of the cost of local school operations from local school districts to the State and raised additional State revenues to fund these additional expenses. These additional revenues will be included within the State’s constitutional revenue limitations and impact Michigan’s ability to increase revenues and continue expenditures for services at levels projected at the beginning of 2003.

Michigan has issued and has outstanding general obligation full faith and credit bonds for Water Resources, the Environmental Protection Program, the Recreation Program and School Loan purposes. As of September 30, 2005, the state had approximately $1.5 billion of general obligation bonds outstanding.

Michigan may issue notes or bonds without voter approval for the purposes of making loans to school districts. The proceeds of such notes or bonds are deposited in the School Bond Loan Fund maintained by the State Treasurer and used to make loans to school districts for payment of debt on qualified general obligation bonds issued by local school districts.

Michigan is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the state, substantially affect state programs or finances. These lawsuits involve programs generally in the areas of corrections, tax collection, commerce, and proceedings involving budgetary reductions to school districts and governmental units, and court funding.

The State Constitution also limits the extent to which municipalities or political subdivisions may levy taxes upon real and personal property through a process that regulates assessments.

In 1994, Michigan voters approved a comprehensive property tax and school finance reform measure commonly known as Proposal A. Under Proposal A, as approved and implemented, effective May 1, 1994, the state’s sales and use tax increased from 4% to 6%, the state income tax decreased from 4.6% to 4.4% (since reduced to 3.9%), and other new or increased taxes were imposed, including those on tobacco products and real estate transfers. In addition, beginning in 1994, a new State property tax of 6 mills began to be imposed on all real and personal property currently subject to the general property tax. All local school boards are authorized, with voter approval, to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes on non-homestead property and non-qualified agricultural property. Proposal A as implemented contains additional provisions regarding the ability of local school districts to levy taxes, as well as a limit on assessment increases for each parcel of property, beginning in 1995. Such increases for each parcel of property are limited to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value. Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund.

Proposal A and its implementing legislation shifted significant portions of the cost of local school operations from local school districts to Michigan and raised additional state revenues to fund these additional state expenses. These additional revenues will be included within Michigan’s constitutional revenue limitations and impact Michigan’s ability to raise additional revenues in the future.

A state economy during a continued recessionary cycle also, as a separate matter, adversely affects the capacity of users of facilities constructed or acquired through the proceeds of private activity bonds or other “revenue” securities to make periodic payments for the use of those facilities.

Ohio Municipal Securities

As used in this Statement of Additional Information, the term “Ohio Municipal Securities” refers to municipal securities, the income from which is exempt from both federal and Ohio personal income tax.

Risk Factors Regarding Investments in Ohio Municipal Securities. The economy of Ohio, while becoming increasingly diversified and increasingly reliant on the service sector, continues to rely in significant part on durable goods manufacturing, which is largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrial states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture also is an important segment of the Ohio economy, and the state has instituted several programs to provide financial assistance to farmers. Although revenue obligations of the state or its political subdivisions may be payable from a specific source or project, and general obligation debt may be payable primarily from a specific tax, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of such Ohio Municipal Securities in the Fund of the Trust or the ability of the respective obligors to make timely payment of interest and principal on such obligations.

Since the Ohio Municipal Bond Fund invests primarily in Ohio Municipal Securities, the value of each Fund’s Shares may be especially affected by factors pertaining to the economy of Ohio and other factors specifically affecting the ability of issuers of Ohio Municipal Securities to meet their obligations. As a result, the value of the Shares of the Ohio Municipal Bond Fund may fluctuate more widely than the value of Shares of a portfolio investing in securities relating to a number of different states. The ability of Ohio state, county, or other local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to issuers of Ohio Municipal Securities may be affected from time to time by economic, political and demographic conditions within the state. In addition, constitutional or statutory restrictions may limit a government’s power to increase taxes or otherwise raise revenues. The availability of federal, state, and local aid to issuers of Ohio Municipal Securities may also affect their ability to meet their obligations. Payments of principal of and interest on limited obligation securities will depend on the economic condition of the facility or specific revenue source from which the payments will be made, which in turn could be affected by economic, political, and demographic conditions in the state. Any reduction in the actual or perceived ability to meet obligations on the part of either an issuer of an Ohio Municipal Security or a provider of credit enhancement for such Ohio Municipal Security (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of that Ohio Municipal Security and could adversely affect the values of other Ohio Municipal Securities as well.

West Virginia Municipal Securities

As used in this Statement of Additional Information, the term “West Virginia Municipal Securities” refers to Municipal Securities, the income from which is exempt from both federal and West Virginia personal income tax.

Risk Factors Regarding Investments in West Virginia Municipal Securities. Being invested primarily in West Virginia Municipal Securities, the West Virginia Municipal Bond Fund is subject to the risks of West Virginia’s economy and of the financial condition of its state and local governments and their agencies.

West Virginia’s economy is relatively stable and continues to see some improvement, but there is little growth and significant challenges lie ahead. It is rooted in old economy industries which are undergoing significant consolidation and change. Coal mining, chemicals and manufacturing make up an important part of that economy. While an increase in coal prices has caused an increase in coal mining activity, the coal industry continues to be under increased scrutiny and the use of coal faces future regulatory requirements which may affect the economic feasibility of conducting mining operations in the future. The state continues to lose jobs in mining and manufacturing, with the severest losses in glass products, chemicals and steel. There has been job growth in the service industries, with the fastest growth being in leisure, hospitality and healthcare. State and local governments continue to make concentrated efforts to encourage diversification of the state’s economy with some success. Since August 2003, West Virginia’s seasonally adjusted unemployment rate has been less than the national rate. Although in June 2005 West Virginia’s rate rose 3/10ths of a point, at 4.8%, it was still below the national rate of 5.0%.

In recent years, the state and most local governments have had adequate financial resources but not without struggling to keep expenses in line with revenues. While the State had a significant surplus at the end of its most recent fiscal year, which ended June 30, 2005, the State continues to face significant financial challenges, including substantial unfunded pension liabilities. With minimum or no population growth, population shifting away from the state’s cities, the continuing decline in school enrollment, and an aging population, local governments and school boards continue to struggle to fund operations and support public education.

New Financial Products

New options and futures contracts and other financial products, and various combinations of options and futures contracts continue to be developed. These various products may be used to adjust the risk and return characteristics of each Fund’s investments. These various products may increase or decrease exposure to security prices, interest rates, commodity prices, or other factors that affect security values, regardless of the issuer’s credit risk. If market conditions do not perform consistently with expectations, the performance of each Fund would be less favorable than it would have been if these products were not used. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Fund to potentially greater return as well as potentially greater risk of loss than more traditional fixed income investments.

PERCS*

The Equity Funds may invest in Preferred Equity Redemption Cumulative Stock (“PERCS”) which is a form of convertible preferred stock that actually has more of an equity component than it does fixed income characteristics. These instruments permit companies to raise capital via a surrogate for common equity. PERCS are preferred stock which convert to common stock after a specified period of time, usually three years, and are considered the equivalent of equity by the ratings agencies. Issuers pay holders a substantially higher dividend yield than that on the underlying common, and in exchange, the holder’s appreciation is capped, usually at about 30 percent. PERCS are callable at any time. The PERC is mandatorily convertible into common stock, but is callable at any time at an initial call price that reflects a substantial premium to the stock’s issue price. PERCS offer a higher dividend than that available on the common stock, but in exchange the investors agree to the company placing a cap on the potential price appreciation. The call price declines daily in an amount that reflects the incremental dividend that holders enjoy. PERCS are listed on an exchange where the common stock is listed.

*PERCS is a registered trademark of Morgan Stanley, which does not sponsor and is in no way affiliated with the Trust.

Preferred Stock

Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. As with all equity securities, the price of preferred stock fluctuates based on changes in a company’s financial condition and on overall market and economic conditions.

Real Estate Investment Trusts (“REITs”)

Certain of the Funds may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which a Fund invests in addition to the expenses incurred directly by a Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

•	limited financial resources;

•	infrequent or limited trading; and

•	more abrupt or erratic price movements than larger company securities.

In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. This risk is particularly pronounced for the U.S. Real Estate Fund which invests in REITs as part of its principal investment strategies.

Repurchase Agreements

Certain of the Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Investment Adviser’s credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if the agreement is collateralized by securities in which the Fund is permitted to invest. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. Except in the case of a tri-party agreement, the maximum term of a repurchase agreement will be seven days. In the case of a tri-party agreement, the maximum maturity will be ninety-five days, or as limited by the specific repurchase agreement. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of ninety-five days from the effective date of the repurchase agreement. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds’ restrictions on purchases of illiquid securities. The Funds will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest. The repurchase agreements further authorize the Funds to demand additional collateral in the event that the value of the collateral falls below 100%. The Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian.

A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller’s creditors than would be the case with securities owned by the Fund.

Certain of the Funds may invest in repurchase agreements where the underlying securities are equity securities or non-governmental securities but only if the Funds would be permitted to invest in such securities directly. These repurchase securities are subject to additional risks.

Reverse Repurchase Agreements

Some of the Funds may borrow money for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Fund would enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund entered into a reverse repurchase agreement, it would place in a segregated custodial account assets, such as cash or liquid securities consistent with the Fund’s investment restrictions and having a value equal to the repurchase price (including accrued interest), and would subsequently monitor the account to ensure that such equivalent value was maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered by the SEC to be borrowings by a Fund under the 1940 Act.

Restricted Securities

Some of the Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act and other restricted securities. Section 4(2) commercial paper (“4(2) paper”) is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. 4(2) paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in 4(2) paper, thus providing liquidity. The Funds believe that 4(2) paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Funds intend, therefore, to treat restricted securities that meet the liquidity criteria established by the Board of Trustees, including 4(2) paper and Rule 144A Securities, as determined by the Fund’s Manager, as liquid and not subject to the investment limitation applicable to illiquid securities.

The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under an SEC Staff position set forth in the adopting release for Rule 144A under the 1933 Act (“RULE 144A”). Rule 144A is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. Rule 144A provides an exemption from registration for the resales of otherwise restricted securities to qualified institutional buyers. Rule 144A was expected to further enhance the liquidity of the secondary market for securities eligible for resale. The Funds believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees have directed each Fund’s Manager to consider the following criteria in determining the liquidity of certain restricted securities:

•	the frequency of trades and quotes for the security;

•	the number of dealers willing to purchase or sell the security and the number of other potential buyers;

•	dealer undertakings to make a market in the security; and

•	the nature of the security and the nature of the marketplace trades.

Certain 4(2) paper programs cannot rely on Rule 144A because, among other things, they were established before the adoption of the rule. However, the Trustees may determine for purposes of the Trust’s liquidity requirements that an issue of 4(2) paper is liquid if the following conditions, which are set forth in a 1994 SEC no-action letter, are met:

•	The 4(2) paper must not be traded flat or in default as to principal or interest;

•	The 4(2) paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or if unrated, is determined by a Fund’s Manager to be of equivalent quality;

•	The Fund’s Manager must consider the trading market for the specific security, taking into account all relevant factors, including but not limited, to whether the paper is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in that paper, or is administered by a direct issuer pursuant to a direct placement program;

•	The Fund’s Manager shall monitor the liquidity of the 4(2) paper purchased and shall report to the Board of Trustees promptly if any such securities are no longer determined to be liquid if such determination causes a Fund to hold more than 15% of its net assets in illiquid securities in order for the Board of Trustees to consider what action, if any, should be taken on behalf of the Trust, unless the Fund’s Manager is able to dispose of illiquid assets in an orderly manner in an amount that reduces the Fund’s holdings of illiquid assets to less than 15% of its net assets; and

•	The Fund’s Manager shall report to the Board of Trustees on the appropriateness of the purchase and retention of liquid restricted securities under these guidelines no less frequently than quarterly.

Securities Issued in Connection with Reorganizations and Corporate Restructurings

Some of the Funds may invest in high yield securities. See “High Yield/High Risk Securities/Junk Bonds.” Other Funds may only purchase securities that are rated investment grade at the time of purchase. Despite their quality at the time of purchase, debt securities may be downgraded and issuers of debt securities including investment grade securities may default in the payment of principal or interest or be subject to bankruptcy proceedings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Funds including the Income Funds may hold such common stock and other securities even if they do not invest in such securities.

Securities Lending

To generate additional income, each of the Funds, except the Municipal Funds, the Multi-Cap Market Neutral Fund, and the Funds of Funds, may lend up to 33 1/3% of such Fund’s total assets pursuant to agreements requiring that the loan be continuously secured by cash as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The Funds receive payments from the borrowers equivalent to the dividends and interest which would have been earned on the securities lent while simultaneously seeking to earn interest on the investment of cash collateral in investments as permitted by the applicable Fund’s Prospectus and the investment guidelines approved by the Trust’s board of trustees. Collateral is marked to market daily to provide a level of collateral at least equal to the market value plus accrued interest of the securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Fund’s Manager to be of good standing under guidelines established by the Trust’s Board of Trustees and when, in the judgment of the Fund’s Manager, the consideration which can be earned currently from such securities loans justifies the attendant risk. Loans are subject to termination by the Funds or the borrower at any time, and are therefore, not considered to be illiquid investments. The Funds do not have the right to vote proxies for securities on loan. However, the Fund’s Manager will terminate a loan and regain the right to vote if it were considered material with respect to an investment.

Short Sales

The Multi-Cap Market Neutral Fund and the U.S. Real Estate Fund may engage in short sales. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the value of such security. Prior to initiating a short sale, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time it must be returned to the lender. Until the Fund closes the short position by replacing the borrowed security, it will maintain a segregated account with a custodian containing cash, U.S. government securities or other liquid assets in an amount at least equal to the current market value of the securities sold short. Such amount shall not include the proceeds from the short sales. The price at the time the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest attributable to the borrowed security that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium to the lender, which would increase the cost of the security sold. The net proceeds of the short sale plus additional cash will be retained by the prime broker to the extent necessary to meet margin requirements and provide a collateral cushion in the event that the value of the securities sold short increases. Until the short position is closed out, the Fund also will incur transaction costs in effecting short sales.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund may realize a gain if the security declines in price between those dates. The amount of the gain will be decreased and the amount of any loss increased by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

In addition to the risks described above and in the prospectuses, there is the risk that the Funds may not be able to engage in short sales under SEC regulations. Under current SEC regulations, short sales may be made only if the security to be sold is trading at an “uptick” or “plus tick” or at a “zero plus tick” except as otherwise permitted. A security is trading at an uptick or plus tick market if the last sale price for the security was at a higher price than the sale preceding it. A security is trading at a zero plus tick if the last sale price is unchanged but higher than the last preceding different sale.

Short-Term Funding Agreements

To enhance yield, some Funds may make limited investments in short-term funding agreements issued by banks and highly rated U.S. insurance companies. Short-term funding agreements issued by insurance companies are sometimes referred to as Guaranteed Investment Contracts (“GICs”), while those issued by banks are referred to as Bank Investment Contracts (“BICs”). Pursuant to such agreements, the Funds make cash contributions to a deposit account at a bank or insurance company. The bank or insurance company then credits to the Funds on a monthly basis guaranteed interest at either a fixed, variable or floating rate. These contracts are general obligations of the issuing bank or insurance company (although they may be the obligations of an insurance company separate account) and are paid from the general assets of the issuing entity.

The Funds will purchase short-term funding agreements only from banks and insurance companies which, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more. Generally, there is no active secondary market in short-term funding agreements. Therefore, short-term funding agreements may be considered by the Funds to be illiquid investments. To the extent that a short-term funding agreement is determined to be illiquid, such agreements will be acquired by the Funds only if, at the time of purchase, no more than 15% of the Fund’s net assets will be invested in short-term funding agreements and other illiquid securities.

Structured Instruments

Structured instruments are debt securities issued by agencies of the U.S. Government (such as Ginnie Mae, Fannie Mae, and Freddie Mac), banks, corporations, and other business entities whose interest and/or principal payments are indexed to certain specific foreign currency exchange rates, interest rates, or one or more other reference indices. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. Structured instruments are commonly considered to be derivatives.

The terms of such structured instruments provide that their principal and/or interest payments are adjusted upwards or downwards to reflect changes in the reference index while the structured instruments are outstanding. In addition, the reference index may be used in determining when the principal is redeemed. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference index and the effect of changes in the reference index on principal and/or interest payment.

While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. If the value of the reference index changes in a manner other than that expected by a Fund’s Manager, principal and/or interest payments on the structured instrument may be substantially less than expected. In addition, although structured instruments may be sold in the form of a corporate debt obligation, they may not have some of the protection against counterparty default that may be available with respect to publicly traded debt securities (i.e., the existence of a trust indenture). In that respect, the risks of default associated with structured instruments may be similar to those associated with swap contracts. See “Investment Objectives and Policies—Additional Information on Fund Instruments—Swaps, Caps and Floors.”

The Funds that are permitted to invest in structured instruments will invest only in structured securities that are consistent with each Fund’s investment objective, policies and restrictions and their Managers’ outlook on market conditions. In some cases, depending on the terms of the reference index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. However, the Funds will not invest in structured instruments if the terms of the structured instrument provide that the Funds may be obligated to pay more than their initial investment in the structured instrument, or to repay any interest or principal that has already been collected or paid back.

Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Fund’s ability to resell such a structured instrument may be more limited than its ability to resell other Fund securities. The Funds will treat such instruments as illiquid, and will limit their investments in such instruments to no more than 15% of each Fund’s net assets, when combined with all other illiquid investments of each Fund.

Swaps, Caps and Floors

Certain of the Funds may enter into swaps, caps, and floors (collectively, “Swap Contracts”) on various securities (such as U.S. Government securities), securities indexes, interest rates, prepayment rates, foreign currencies or other financial instruments or indexes, in order to protect the value of the Fund from interest rate fluctuations and to hedge against fluctuations in the floating rate market in which the Fund’s investments are traded. Some transactions may reduce each Fund’s exposure to market fluctuations while others may tend to increase market exposure. The Funds may enter into these transactions to manage their exposure to changing interest rates or other market factors or for non-hedging purposes. Although different from options, futures, and options on futures, Swap Contracts are used by the Funds for similar purposes (i.e., risk management, hedging, and as a substitute for direct investments in underlying securities) and therefore, expose the Funds to generally the same risks and opportunities as those investments.

Swap Contracts typically involve an exchange of obligations by two sophisticated parties. For example, in an interest rate swap, the Fund may exchange with another party their respective rights to receive interest, such as an exchange of fixed rate payments for floating rate payments.

Currency swaps involve the exchange of respective rights to make or receive payments in specified currencies. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages.

Caps and floors are variations on swaps. The purchase of a cap entitles the purchaser to receive a principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. Caps and floors are similar in many respects to over-the-counter options transactions, and may involve investment risks that are similar to those associated with options transactions and options on futures contracts.

Because Swap Contracts are individually negotiated, they remain the obligation of the respective counterparties, and there is a risk that a counterparty will be unable to meet its obligations under a particular swap contract. If a counterparty defaults on a swap contract with a Fund, the Fund may suffer a loss. To address this risk, each Fund will usually enter into interest rate swaps on a net basis, which means that the two payment streams (one from the Fund to the counterparty, one to the Fund from the counterparty) are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal, except for the purposes of collateralization as discussed below. Accordingly, the risk of loss with respect to interest rate swaps entered into on a net basis would be limited to the net amount of the interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that a Fund is contractually entitled to receive. In addition, the Fund may incur a market value adjustment on securities held upon the early termination of the swap. To protect against losses related to counterparty default, the Funds may enter into swaps that require transfers of collateral for changes in market value.

In contrast, currency swaps and other types of swaps may involve the delivery of the entire principal value of one designated currency or financial instrument in exchange for the other designated currency or financial instrument. Therefore, the entire principal value of such swaps may be subject to the risk that the other party will default on its contractual delivery obligations.

In addition, because Swap Contracts are individually negotiated and ordinarily non-transferable, there also may be circumstances in which it would be impossible for a Fund to close out its obligations under the swap contract prior to its maturity. Under such circumstances, the Fund might be able to negotiate another swap contract with a different counterparty to offset the risk associated with the first swap contract. Unless the Fund is able to negotiate such an offsetting swap contract, however, the Fund could be subject to continued adverse developments, even after the Fund’s Manager has determined that it would be prudent to close out or offset the first swap contract.

The Funds that may utilize swaps, caps and floors (other than the High Yield Bond Fund) will not enter into any mortgage swap, interest rate swap, cap or floor transaction unless the unsecured commercial paper, senior debt, or the claims paying ability of the other party thereto is rated in one of the top two rating categories by at least one NRSRO, or if unrated, determined by the Fund’s Manager to be of comparable quality.

The use of swaps involves investment techniques and risks different from and potentially greater than those associated with ordinary Fund securities transactions. If the Fund’s Manager is incorrect in its expectations of market values, interest rates, or currency exchange rates, the investment performance of the Funds would be less favorable than it would have been if this investment technique were not used. In addition, in certain circumstances entry into a swap contract that substantially eliminates risk of loss and the opportunity for gain in an “appreciated financial position” will accelerate gain to the Funds.

The Staff of the SEC is presently considering its position with respect to swaps, caps and floors as senior securities. Pending a determination by the Staff, the Funds will either treat swaps, caps and floors as being subject to their senior securities restrictions or will refrain from engaging in swaps, caps and floors. Once the Staff has expressed a position with respect to swaps, caps and floors, the Funds intend to engage in swaps, caps and floors, if at all, in a manner consistent with such position. To the extent the net amount of an interest rate or mortgage swap is held in a segregated account, consisting of cash or liquid portfolio securities, the Funds and the Managers believe that swaps do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to each Fund’s borrowing restrictions. The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds’ custodian. Each of the Income Funds generally will limit their investments in swaps, caps and floors to 25% of its total assets.

Treasury Receipts

Certain of the Funds may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”). Receipts in which an entity other than the government separates the interest and principal components are not considered government securities unless such securities are issued through the Treasury STRIPS program.

U.S. Treasury Obligations

The Funds may invest in bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Coupon Under Book Entry Safekeeping (“CUBES”). The Funds may also invest in Inflation Indexed Treasury Obligations.

Variable and Floating Rate Instruments

Certain obligations purchased by some of the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes.

VARIABLE AMOUNT MASTER DEMAND NOTES are demand notes that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, brokerage, investment banking and other business concerns) must satisfy the same criteria as set forth above for commercial paper. A Fund’s Manager will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

Some of the Funds, subject to their investment objective policies and restrictions, may acquire VARIABLE AND FLOATING RATE INSTRUMENTS. A variable rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. Some of the Funds may purchase EXTENDABLE COMMERCIAL NOTES. Extendable commercial notes are variable rate notes which normally mature within a short period of time (e.g., 1 month) but which may be extended by the issuer for a maximum maturity of thirteen months.

A floating rate instrument is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by the Fund’s Manager under guidelines established by the Trust’s Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, a Fund’s Manager will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund. The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved in the event the issuer of the instrument defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments may be secured by bank letters of credit or other assets. A Fund may purchase a variable or floating rate instrument to facilitate portfolio liquidity or to permit investment of the Fund’s assets at a favorable rate of return.

Limitations on the Use of Variable and Floating Rate Notes. Variable and floating rate instruments for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceeds 15% of the Fund’s net assets only if such instruments are subject to a demand feature that will permit the Fund to demand payment of the principal within seven days after demand by the Fund. There is no limit on the extent to which a Fund may purchase demand instruments that are not illiquid. If not rated, such instruments must be found by the Fund’s Manager, under guidelines established by the Trust’s Board of Trustees, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a nationally recognized statistical rating organization that is not affiliated with the issuer or guarantor of the instruments.

Warrants

Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely. In some situations, it may be advantageous for a Fund to exercise a warrant to preserve the value of the investment. If a warrant is exercised, a Fund may hold common stock in its portfolio even if it does not invest in common stock.

When-Issued Securities and Forward Commitments

Some Funds may purchase securities on a “when-issued” and forward commitment basis. When a Fund agrees to purchase securities on this basis, the Fund’s Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. The Funds may purchase securities on a when-issued basis when deemed by their Manager to present attractive investment opportunities. When-issued securities are purchased for delivery beyond the normal settlement date at a stated price and yield, thereby involving the risk that the yield obtained will be less than that available in the market at delivery. The Funds generally will not pay for such securities or earn interest on them until received. Although the purchase of securities on a when-issued basis is not considered to be leveraging, it has the effect of leveraging. When a Fund’s Manager purchases a when-issued security, the Custodian will set aside cash or liquid securities to satisfy the purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. In addition, when a Fund engages in “when-issued” transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund’s incurring a loss or missing the opportunity to obtain a price considered to be advantageous.

In a forward commitment transaction, the Funds contract to purchase securities for a fixed price at a future date beyond customary settlement time. The Funds are required to hold and maintain in a segregated account until the settlement date, cash, U.S. government securities or liquid portfolio securities in an amount sufficient to meet the purchase price. Alternatively, the Funds may enter into offsetting contracts for the forward sale of other securities that they own. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

Limitations on the Use of When-Issued Securities and Forward Commitments. No Fund intends to purchase “when-issued” securities for speculative purposes but only for the purpose of acquiring portfolio securities. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of its Manager to manage the Fund might be affected in the event its commitments to purchase when-issued securities ever exceeded 40% of the value of its assets. Commitments to purchase when-issued securities will not, under normal market conditions, exceed 25% of a Fund’s total assets. A Fund may dispose of a when-issued security or forward commitment prior to settlement if the Fund’s Manager deems it appropriate to do so.

INVESTMENT RESTRICTIONS

The following investment restrictions are FUNDAMENTAL and may be changed with respect to a particular Fund only by a vote of a majority of the outstanding Shares of that Fund. See “ADDITIONAL INFORMATION—Miscellaneous” in this Statement of Additional Information. Additional investment restrictions may be found in the Prospectuses.

Fundamental Policies

Each of the Equity Funds (other than the Technology Fund and the U.S. Real Estate Fund) may not:

1. Purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

Each of the Equity Funds may not:

1. Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities; (ii) with respect to the Technology Fund, this limitation does not apply to an industry or group of industries in the technology sector; and (iii) with respect to the U.S. Real Estate Fund, this limitation does not apply to an industry or group of industries in the real estate sector. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

2. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectus and the Statement of Additional Information; and (iv) make loans to the extent permitted by an order issued by the SEC.

Each of the Income Funds may not:

1. Purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

2. Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in: (i) with respect to the Mortgage-Backed Securities Fund, mortgage-backed securities; or (ii) with respect to all of the Income Funds, the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

3. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectuses and the Statement of Additional Information; and (iv) make loans to the extent permitted by an order issued by the SEC.

Each of the Fund of Funds may not:

1. Purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

2. Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry (except for investments in other registered investment companies in the same “group of investment companies” as that term is defined in Section 12(d)(1)(G) of the 1940 Act).

3. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectus and the Statement of Additional Information; and (iv) make loans to the extent permitted by an order issued by the SEC.

With respect to the Municipal Bond Funds:

The Tax Free Bond Fund, the Short Term Municipal Bond Fund, and the Municipal Income Fund may not:

1. Purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

2. Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to Municipal Securities or governmental guarantees of Municipal Securities, and with respect to the Municipal Income Fund, housing authority obligations. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

The following policy applies to the Short Term Municipal Bond Fund, the Tax Free Bond Fund and the Municipal Income Fund:

Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

The following policy applies to the Municipal Income Fund:

Under normal market circumstances, at least 80% of the assets of the Municipal Income Fund will be invested in Municipal Securities.

The Arizona Municipal Bond Fund, the West Virginia Municipal Bond Fund, the Louisiana Municipal Bond Fund, the Ohio Municipal Bond Fund, the Kentucky Municipal Bond Fund, and the Michigan Municipal Bond Fund may not:

1. Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (i) this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities; and (ii) this limitation does not apply to Municipal Securities or Ohio Municipal Securities, Kentucky Municipal Securities, Arizona Municipal Securities, West Virginia Municipal Securities, Louisiana Municipal Securities, and Michigan Municipal Securities. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents. In addition, with respect to the Arizona Municipal Bond Fund and the West Virginia Municipal Bond Fund, for purposes of this limitation only, private activity bonds that are backed only by the assets and revenues of a non-governmental issued shall not be deemed to be Municipal Securities or Arizona Municipal Securities (for the Arizona Municipal Bond Fund) or West Virginia Securities (for the West Virginia Municipal Bond Fund).

The following policy applies to the Arizona Municipal Bond Fund:

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Arizona personal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

The following policy applies to the Kentucky Municipal Bond Fund:

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Kentucky personal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

The following policy applies to the Louisiana Municipal Bond Fund:

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Louisiana personal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

The following policy applies to the Michigan Municipal Bond Fund:

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Michigan personal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

The following policy applies to the Ohio Municipal Bond Fund:

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Ohio personal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

The following policy applies to the West Virginia Municipal Bond Fund:

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and West Virginia personal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

None of the Municipal Bond Funds may:

1. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in this Prospectus and in the Statement of Additional Information and (iv) make loans to the extent permitted by an order issued by the SEC.

None of the Funds (other than the Multi-Cap Market Neutral Fund and the U.S. Real Estate Fund) may:

1. Purchase securities on margin or sell securities short except, in the case of the Municipal Bond Funds, for use of short-term credit necessary for clearance of purchases of portfolio securities.

None of the Funds may:

1. Underwrite the securities of other issuers except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

2. Purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3. Except for the Treasury & Agency Fund, purchase participation or other direct interests in oil, gas or mineral exploration or development programs (although investments by all Funds other than the U.S. Treasury Plus Money Market Fund, and the U.S. Government Money Market Fund in marketable securities of companies engaged in such activities are not hereby precluded).

4. Borrow money, except to the extent permitted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

5. Purchase securities of other investment companies except as permitted by the 1940 Act and rules, regulations and applicable exemptive relief thereunder.

6. Issue senior securities except with respect to any permissible borrowings.

None of the Funds (other than the U.S. Real Estate Fund) may:

1. Purchase or sell real estate (however, each Fund except the Money Market Funds other than the U.S. Government Money Market Fund may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

The U.S. Real Estate Fund may not:

1. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in securities issued by companies in an industry or group of industries in the real estate sector. As a matter of fundamental policy, the Fund will concentrate its investments in such securities.

2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Non-Fundamental Policies

The following investment restrictions are NON-FUNDAMENTAL except as noted otherwise and therefore can be changed by the Board of Trustees without prior shareholder approval.

The following policy applies to the Equity Index Fund:

1. The Fund may not invest more than 10% of its total assets in securities issued or guaranteed by the United States, its agencies or instrumentalities. Repurchase agreements held in margin deposits and segregated accounts for futures contracts are not considered issued or guaranteed by the United States, its agencies or instrumentalities for purposes of the 10% limitation.

The Technology Fund, the Arizona Municipal Bond Fund, the Kentucky Municipal Bond Fund, the Louisiana Municipal Bond Fund, the Michigan Municipal Bond Fund, the Ohio Municipal Bond Fund, and the West Virginia Municipal Bond Fund will not:

1. Purchase the securities of an issuer if as a result more than 5% of its total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer. This does not include securities issued or guaranteed by the United States, its agencies or instrumentalities, securities of other investment companies, and repurchase agreements involving these securities. This restriction applies with respect to 50% of the Fund’s total assets. For purposes of these limitations, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer.

No Fund may:

1. Invest in illiquid securities in an amount exceeding, in the aggregate 15% of the Fund’s net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

The 15% applies at the time of purchase of a security. The Managers shall report to the Board of Trustees promptly if any of a Fund’s investments are no longer determined to be liquid or if the market value of Fund assets has changed if such determination or change causes a Fund to hold more than 15% of its net assets in illiquid securities in order for the Board of Trustees to consider what action, if any, should be taken on behalf of the Trust, unless the Fund’s Manager is able to dispose of illiquid assets without loss in an orderly manner in an amount that reduces the Fund’s holdings of illiquid assets to less than 15% of its net assets.

No Fund may:

1. Acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, other than the Investor Growth Fund, the Investor Growth & Income Fund, the Investor Conservative Growth Fund, and the Investor Balanced Fund.

The U.S. Real Estate Fund may not:

1. Engage in short sales or short sales against the box if immediately following such transaction the aggregate market value of all securities sold short and sold short against the box would exceed 10% of the Fund’s net assets (taken at market value).

2. Participate on a joint or joint and several basis in any securities trading account, except that the Fund may invest in joint accounts to the extent permitted by the Joint Account Procedures adopted by the Board.

3. Invest more than 10% of its total assets in the securities of other investment companies.

Temporary Defensive Positions

To respond to unusual market conditions, certain of the Funds may invest their assets in cash or cash equivalents. Cash equivalents are highly liquid, high quality instruments with maturities of three months or less on the date they are purchased (“Cash Equivalents”) for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer term investments and may prevent the Funds from meeting their investment objectives. The percentage of assets that a Fund may invest in cash or cash equivalents is described in the applicable Fund’s Prospectuses. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds, and bank money market deposit accounts.

Portfolio Turnover

The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less.

The portfolio turnover rates of the Funds (other than the U.S. Real Estate Fund) for the fiscal years ended June 30, 2004 and 2005 were as follows:

PORTFOLIO TURNOVER

	Fiscal Year Ended June 30,
Funds	2004	2005
Arizona Municipal Bond	11%	5%
Core Bond	20%	16%
Intrepid Mid Cap	73%	131%
Equity Income	15%	68%
Equity Index	5%	11%
Government Bond	16%	10%

	Fiscal Year Ended June 30,
Funds	2004	2005
High Yield Bond	58%	68%
Core Plus Bond	24%	20%
Intermediate Bond	17%	10%
International Equity Index	13%	14%
Investor Balanced	10%	22%
Investor Conservative Growth	7%	20%
Investor Growth	14%	23%
Investor Growth & Income	12%	27%
Kentucky Municipal Bond	5%	3%
Large Cap Growth	46%	112%
Large Cap Value	32%	112%
Louisiana Municipal Bond	2%	3%
Market Expansion Index	52%	64%
Multi-Cap Market Neutral	257%	198%
Michigan Municipal Bond	10%	12%
Diversified Mid Cap Growth	48%	119%
Diversified Mid Cap Value	24%	67%
Mortgage-Backed Securities	35%	25%
Municipal Income	48%	39%
Ohio Municipal Bond	16%	7%
Short Duration Bond	54%	27%
Short Term Municipal Bond	138%	41%
Small Cap Growth	62%	129%
Small Cap Value	41%	57%
Tax Free Bond	20%	43%
Technology	17%	59%
Treasury & Agency	23%	22%
Ultra Short Term Bond	46%	26%
West Virginia Municipal Bond	20%	4%

The portfolio turnover rate for the JPMorgan U.S. Real Estate Fund (and its Predecessor) for the fiscal years ended December 31, 2004 and 2005 was as follows:

	Fiscal Year Ended December 31,
	2004	2005
JPMorgan U.S. Real Estate	49%	27%

Some of the Funds listed above had portfolio turnover rates in excess of 100%. This means that these Funds sold and replaced over 100% of their investments. With respect to the Large Cap Value Fund, the Large Cap Growth Fund, the Diversified Mid Cap Growth Fund, the Intrepid Mid Cap Fund, and Small Cap Growth Fund, the management team for the Funds changed during the fiscal year. For the Large Cap Value Fund and Large Cap Growth Fund, the higher portfolio turnover rate was due, in part, to transitioning each Fund to a more diversified portfolio. With respect to the Diversified Mid Cap Growth Fund, the higher portfolio turnover rate was due, in part, to reductions in the number of portfolio holdings and elimination of certain underperforming securities and securities of companies which had migrated from mid-cap to small-cap companies. In the case of the Multi-Cap Market Neutral Fund, the portfolio turnover rate is attributable to that Fund’s strategy and adherence to its multi-factor stock selection model.

High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio turnover also results in higher transaction costs. To the extent that net short term capital gains are realized by a Fund, any distribution resulting from such gains are considered ordinary income for federal income tax purposes. Portfolio turnover may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of Shares. Portfolio turnover will not be a limiting factor in making portfolio decisions.

TAX INFORMATION

Additional Tax Information Concerning all Funds

The following is a summary of certain tax considerations generally affecting the Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in the Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

The Funds are not designed for foreign shareholders. Unless identified below, this section does not address the tax consequences affecting any Shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership. Distributions paid (or deemed paid) to foreign shareholders that are attributable to gain from direct holdings of U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations” may give rise to an obligation for those foreign shareholders to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust’s other Funds. Each Fund intends to meet the requirements necessary to qualify each year as a “regulated investment company” under Subchapter M of the Code. If the Funds so qualify, they will pay no federal income tax on the earnings they distribute to shareholders and they will eliminate or reduce to a nominal amount the federal income taxes to which they may be subject.

In order to qualify as a regulated investment company, each Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or foreign currencies (to the extent such currency gains are directly related to a Fund’s principal business of investing in stock or securities, or options or futures with respect to stock or securities) or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, and (2) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund’s assets is represented by cash or cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in (x) the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses or (y) in the securities of one or more qualified publicly traded partnerships (defined below).

In general, for purposes of the 90% gross income requirement described in the paragraph above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004 (the “2004 Act”), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in (1) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of the paragraph above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. These requirements may limit the range of the Fund’s investments.

If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its income distributed to Shareholders, provided the Fund distributes during its taxable year at least 90% of the sum of (a) its taxable net investment income (very generally, dividends, interest, certain other income, and the excess, if any, of net short-term capital gain over net long-term loss), and (b) its net tax-exempt interest. Each Fund of the Trust intends to make sufficient distributions to Shareholders to qualify for this special tax treatment.

If a Fund were to fail to qualify as a regulated investment company receiving special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Shareholders as ordinary income. In addition, in order to requalify for taxation as a regulated investment company, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

Generally, regulated investment companies that do not distribute in each calendar year an amount at least equal to the sum of (i) 98% of their “ordinary income” (as defined in the Code) for the calendar year, (ii) 98% of their capital gain net income (as defined in the Code) for the one-year period ending on October 31 of such calendar year (or later if the company is permitted to elect and so elects), and (iii) any undistributed amounts from the previous year, are subject to a non-deductible excise tax equal to 4% of the underdistributed amounts. For purposes of the excise tax, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. A dividend paid to Shareholders in January generally is deemed to have been paid on December 31 of the preceding year, if the dividend was declared and payable to Shareholders of record on a date in October, November, or December of the preceding year. Each Fund of the Trust intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

The Fund may either retain or distribute to shareholders its net capital gain (the excess of net long-term capital gains over net short-term capital losses) for each taxable year. The Fund currently intends to distribute any such amounts. Whether capital gains are long-term or short-term depends on how long a Fund owned the investments that generated them, rather than how long a Shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund has owned for more than one year and that are properly designated by that Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Capital gain of a non-corporate U.S. shareholder that is recognized on or before December 31, 2008 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

For taxable years beginning on or before December 31, 2008, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income properly designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such Fund’s shares. In any event, if the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund’s dividends (other than property designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2008.

Distributions in excess of a Fund’s current and accumulated “earnings and profits” will be treated by a Shareholder receiving such distributions as a return of capital to the extent of such Shareholder’s basis in its Shares in the Fund, and thereafter as capital gain. A return of capital is not taxable, but reduces a Shareholder’s basis in its shares. Shareholders not subject to tax on their income generally will not be required to pay tax on amounts distributed to them. Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund).

The sale, exchange or redemption of Fund shares by a Shareholder may give rise to a taxable gain or loss to that Shareholder. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the Shareholder has held the shares for more than 12 months, and otherwise as short-term capital gain or loss. Capital gain of a non-corporate U.S. shareholder that is recognized in a taxable year beginning January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

If a Shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term to the extent of any long-term capital gain distributions received by the Shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other Fund shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Under Treasury regulations, if a shareholder recognized a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their individual tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Certain investment and hedging activities of the Funds, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, swaps, short sales, foreign currencies, and foreign securities will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules). In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund’s income. These rules could therefore affect the amount, timing and character of distributions to Shareholders and cause differences between a Fund’s book income and taxable income. The Fund’s use of these types of transactions may result in the Fund realizing more ordinary income and short-term capital gains subject to tax at ordinary tax rates than it would if it did not engage in such transactions. Income earned as a result of these transactions would, in general, not be eligible for the dividends-received deduction or for treatment as exempt-interest dividends when distributed to Shareholders including the Funds of Funds. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

Certain securities purchased by the Funds (such as STRIPS, CUBES, TRs, TIGRs, and CATS), as defined in the Funds’ Prospectuses, are sold at original issue discount and thus do not make periodic cash interest payments. Similarly, zero-coupon bonds do not make periodic interest payments. A Fund will be required to include as part of its current income for tax purposes the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes substantially all of its net investment income to its Shareholders (including such imputed interest), the Fund may have to sell portfolio securities in order to generate the cash necessary for the required distributions. Such sales may occur at a time when the Manager would not otherwise have chosen to sell such securities and may result in a taxable gain or loss. The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to, and the proceeds of share sales, exchanges, or redemptions made by, any individual shareholder (1) who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), (2) who is subject to backup withholding by the IRS for failure to report the receipt of dividend or interest income properly, or (3) who fails to certify to the Fund that he or she is not subject to such withholding or that it is a corporation or other “exempt recipient”. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28% for amounts paid through 2010. This legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder’s federal income tax liability, provided the appropriate information is furnished to the IRS.

The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of a Fund of the Trust. Further tax information regarding Funds that invest in REITs and ETFs, the Municipal Funds, the International Equity Index Fund and the Funds of Funds is included in following sections of this Statement of Additional Information. No attempt is made to present herein a complete explanation of the federal income tax treatment of each Fund or its Shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, prospective purchasers of Shares of a Fund are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state, local and (if applicable) foreign taxes. In addition, the foregoing discussion and the discussion below regarding Funds that invest in REITs and ETFs, the Municipal Funds, the International Equity Index Fund and the Funds of Funds are based on tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive.

Additional Tax Information Concerning Funds that Invest in REITs and ETFs

Some of the Funds invest in REITs. Such Funds’ investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT will generally not constitute qualified dividend income. However, REITs will generally be able to pass through the tax treatment of the tax-qualified dividends they receive.

Some of the REITs in which the Funds may invest will be permitted to hold residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in REMIC (referred to in the Code as an “Excess Inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

In general excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a Share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Funds do not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

Distributions paid (or deemed paid) to foreign shareholders on or before December 31, 2007 by each Fund that are attributable to gain from “US real property interests” (“USRPIs”) which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations” such as REITS, will give rise to an obligation for these foreign shareholders to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation’s U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period.

Certain Funds may invest a portion of their assets in one or more exchange traded funds (“ETFs”). ETFs are index funds or trusts that are listed on an exchange. Investment by the Fund in an ETF qualifying as a regulated investment company under Subchapter M of the Code will receive the same tax treatment as an investment in a regulated investment company that is not listed on an exchange. Specifically, such shares are automatically diversified per the requirements of Subchapter M (in the same manner as cash). In addition, dividends received by the Fund from an ETF or an unlisted regulated investment company may qualify as qualified dividend income to the extent of the ETF’s or the unlisted regulated investment company’s underlying qualifying dividend income, when the Fund meets the holding period requirements in the ETF’s or non-listed regulated investment company’s shares and certain other requirements are met.

Additional Tax Information Concerning the Municipal Funds

A Fund will be qualified to pay exempt-interest dividends to its Shareholders only if, at the close of each quarter of the Fund’s taxable year, at least 50% of the total value of the Fund’s assets consists of obligations the interest on which is exempt from federal income tax.

The policy of each Municipal Fund is to distribute each year as exempt-interest dividends substantially all the Fund’s net exempt-interest income. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Municipal Fund and designated as an exempt-interest dividend in a written notice mailed to Shareholders after the close of the Fund’s taxable year, which does not exceed, in the aggregate, the net interest income from Municipal Securities and other securities the interest on which is exempt from the regular federal income tax received by the Fund during the taxable year. The percentage of the total dividends paid for any taxable year which qualifies as federal exempt-interest dividends will be the same for all Shareholders receiving dividends from a Municipal Fund during such year, regardless of the period for which the Shares were held.

Exempt-interest dividends may generally be treated by a Municipal Fund’s Shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. However, each Shareholder of a Municipal Fund is advised to consult his, her or its tax adviser to determine the suitability of shares of the Fund as an investment and the precise effect of an investment in the Fund on their particular tax situation.

Dividends attributable to interest on certain private activity bonds issued after August 7, 1986 must be taken into account in determining alternative minimum taxable income for purposes of determining liability (if any) for the federal alternative minimum tax applicable to individuals and the federal alternative minimum tax applicable to corporations. In the case of corporations, all tax-exempt interest dividends will be taken into account in determining adjusted current earnings for the purpose of computing the federal alternative minimum tax imposed on corporations.

Current federal law limits the types and volume of bonds qualifying for Federal income tax exemption of interest, which may have an effect on the ability of the Funds to purchase sufficient amounts of tax exempt securities to satisfy the Code’s requirements for the payment of “exempt-interest” dividends.

All or a portion of interest on indebtedness incurred or continued by a Shareholder to purchase or carry Fund shares may not be deductible by the Shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of the Fund’s total distributions (not including distributions of net capital gain) paid to the Shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered to have been used for the purpose of purchasing or carrying particular assets, the purchase of Fund shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

Each Municipal Fund may at times purchase Municipal Securities (or other securities the interest on which is exempt from the regular federal income tax) at a discount from the price at which they were originally issued. For federal income tax purposes, some or all of the market discount will be included in the Fund’s ordinary income and will be taxable to shareholders as such when it is distributed to them.

Each Municipal Fund may acquire rights regarding specified portfolio securities under puts. See “Investment Objectives and Policies—Additional Information on Fund Investments—Futures and Options Trading.” The policy of each Municipal Fund is to limit its acquisition of puts to those under which the Fund will be treated for federal income tax purposes as the owner of the Municipal Securities acquired subject to the put and the interest on the Municipal Securities will be tax-exempt to the Fund. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that the Funds could acquire under the 1940 Act. Therefore, although a Fund will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion from that of the Fund.

The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. Shareholders are advised to consult with their own tax advisors about state and local tax matters. Following is a brief discussion of treatment of exempt-interest dividends by certain states.

Arizona Taxes. Shareholders of the Arizona Municipal Bond Fund will not be subject to Arizona income tax on exempt-interest dividends received from the Fund to the extent that such dividends are attributable to interest on tax-exempt obligations of the State of Arizona and its political subdivisions (“LOCAL OBLIGATIONS”). However, interest from Local Obligations may be includable in Federal gross income.

Kentucky Taxes. Under Kentucky law, income distributed to resident shareholders of entities classified as regulated investment companies for federal income tax purposes retains the same character in the hands of the shareholder that it had in the hands of the distributing entity. Accordingly, dividends received from the Kentucky Municipal Bond Fund which are derived from interest on tax-exempt obligations of the Commonwealth of Kentucky, its agencies, and its political subdivisions, or from certain obligations of the United States and its territories, are exempt from Kentucky income tax. Other distributions by the Fund are subject to Kentucky income tax. These other distributions include, but are not limited to, those from net short-term and net long-term capital gains (including such gains on tax-exempt Kentucky municipal securities), interest earned on securities that are merely guaranteed by the federal government or its agencies, the net proceeds of repurchase agreements collateralized by securities issued by the federal government or its agencies, and interest earned on securities issued by any state other then Kentucky.

Louisiana Taxes. Dividends received by Louisiana residents from the Louisiana Municipal Bond Fund are exempt from Louisiana income tax to the extent that they are derived from interest on the exempt obligations issued by the State of Louisiana or any of its political subdivisions, agencies, municipalities or other instrumentalities. In general, however, other distributions are subject to Louisiana income tax. All income from Fund shares retains its character in the hands of an individual taxpayer. Neither the State nor any of its municipalities may impose property tax on fund shares.

Michigan Taxes. Distributions received from the Michigan Municipal Bond Fund are exempt from Michigan personal income tax to the extent they are derived from interest on tax-exempt Michigan Municipal Securities, under the current position of the Michigan Department of Treasury. Such distributions, if received in connection with a shareholder’s business activity, may, however, be subject to Michigan single business tax. For Michigan personal income tax and single business tax purposes, Fund distributions attributable to any source other than interest on tax-exempt Michigan Municipal Securities will be fully taxable. Fund distributions may be subject to the uniform city income tax imposed by certain Michigan cities.

Ohio Taxes. Distributions from the Ohio Municipal Bond Fund representing interest on obligations held by this Fund which are issued by the State of Ohio, political or governmental subdivisions thereof as defined in Section 5709.76(D)(10) of the Ohio Revised Code, or nonprofit corporations authorized to issue public securities for or on behalf of Ohio or its political subdivisions or agencies or instrumentalities (“Ohio Obligations”), are exempt from Ohio personal income tax as well as Ohio municipal or school district income taxes. Corporate shareholders that are subject to the Ohio corporation franchise tax may exclude such distributions from the Funds for purposes of the Ohio franchise tax net income base.

Distributions that are properly attributable to profit on the sale, exchange or other disposition of Ohio Obligations will not be subject to Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources generally will not be exempt from Ohio personal income tax, municipal or school district income taxes in Ohio or the net income base of the Ohio corporation franchise tax.

Although the Fund distributions attributable to interest on, and any profit from the sale, exchange or other disposition of, Ohio Obligations are excludable from the net income base of the Ohio corporation franchise tax, the value of all Fund shares must be included in the net worth base of the Ohio corporation franchise tax.

This discussion of Ohio taxes assumes that the Ohio Municipal Bond Fund will continue to qualify as regulated investment companies under the Internal Revenue Code and that at all times at least 50% of the value of the total assets of the Fund consists of Ohio Obligations or similar obligations of other states or their subdivisions.

West Virginia Taxes. Shareholders may reduce their West Virginia adjusted gross income (“AGI”) for that portion of the interest or dividends they receive which represents interest or dividends of the West Virginia Municipal Bond Fund on obligations or securities of any authority, commission or instrumentality of West Virginia that is exempt from the West Virginia personal income tax by Federal or West Virginia law. Shareholders may also reduce their West Virginia AGI for that portion of interest or dividends received from the Fund derived from obligations of the United States and from obligations or securities of some authorities, commissions or instrumentalities of the United States.

However, shareholders cannot reduce their West Virginia AGI for any portion of interest or dividends received from the Fund derived from income on obligations of any state, or political subdivision thereof, other than West Virginia, regardless of any Federal law exemption, such as that accorded “exempt-interest dividends;” and they must increase their West Virginia AGI by the amount of such interest or dividend income. Also, a shareholder must increase his or her West Virginia AGI by interest on indebtedness incurred (directly or indirectly) to purchase or hold shares of the Fund to the extent such interest was deductible in determining Federal AGI. The sale, exchange, or redemption of Fund shares is subject to the West Virginia income tax to the extent the gain or loss therefrom affects the determination of the shareholder’s Federal AGI.

The foregoing is only a summary of some of the important tax considerations generally affecting purchasers of Shares of a Municipal Fund. Additional tax information concerning all Funds of the Trust is contained in the immediately preceding section of this Statement of Additional Information. No attempt is made to present a complete explanation of the state income tax treatment of each Municipal Fund or its Shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, prospective purchasers of Shares of a Municipal Fund are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state, local and foreign taxes.

Additional Tax Information Concerning the International Equity Index Fund

Transactions of the International Equity Index Fund in foreign currencies, foreign currency denominated debt securities and certain foreign currency options, future contracts and forward contracts (and similar instruments) may result in ordinary income or loss to the Fund for federal income tax purposes which will be taxable to the Shareholders as such when it is distributed to them.

Gains from foreign currencies (including foreign currency options, foreign currency futures and foreign currency forward contracts) may (under regulations to be issued) constitute qualifying income for purposes of the 90% test only to the extent that they are directly related to the trust’s business of investing in stock or securities.

Investment by the International Equity Index Fund in certain “passive foreign investment companies” could subject the Fund to a U.S. federal income tax on proceeds from the sale of its investment in such a company or other distributions from such a company, which tax cannot be eliminated by making distributions to Shareholders of the International Equity Index Fund. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If the International Equity Index Fund elects to treat a passive foreign investment company as a “qualified electing fund,” different rules would apply, although the International Equity Index Fund does not expect to make such an election. Rather, the Fund intends to avoid such tax or other charge by making an election to mark gains (and to a limited extent, losses) from such investments to market annually. By making such an election, the International Equity Index Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at the time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. The Fund will make appropriate basis adjustments in any PFIC stock it holds to take into account the mark-to-market amounts.

The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund’s total return. Notwithstanding any election made by the Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

The International Equity Index Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. If more than 50% of the Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

The foregoing is only a general description of the treatment of foreign source income or foreign taxes under the United States federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each Shareholder, Shareholders are advised to consult their own tax advisors.

Additional Tax Information Concerning the Funds of Funds

A Fund of Funds will not be able to offset gains realized by one Fund in which it invests against losses realized by another Fund in which it invests. The use of a fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders.

Depending on a Fund of Fund’s percentage ownership in an underlying Fund, both before and after a redemption, a redemption of shares of an underlying Fund by a Fund of Funds may cause the Fund of Funds to be treated as not receiving capital gain income on the amount by which the distribution exceeds the tax basis of the Fund of Funds in the shares of the underlying Fund, but instead to be treated as receiving a dividend such a distribution may be treated as qualified dividend income and thus eligible to be taxed at the rates applicable to long-term capital gain. If qualified dividend income treatment is not available, the distribution may be taxed at ordinary income rates. This could cause shareholders of the Fund of Funds to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying Funds directly.

Although each Fund of Funds may itself be entitled to a deduction for foreign taxes paid by a Fund in which such Fund of Funds invests (see “Tax Information—Additional Tax Information Concerning the International Equity Index Fund”), the Fund of Funds will not be able to pass any such credit or deduction through to its own shareholders. A fund is permitted to only elect to pass through to its shareholders foreign income taxes it pays only if it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold.

The foregoing is only a general description of the federal tax consequences of a fund-of-funds structure. Accordingly, prospective purchasers of Shares of a Fund of Funds are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state, local and foreign taxes.

VALUATION

Valuation of the Equity Funds, the Income Funds, the Municipal Bond Funds and the Funds of Funds

Domestic equity securities listed on a U.S. or Canadian securities exchange shall be valued at the last sale price on the exchange on which the security is principally traded (the “primary exchange”) that is reported before the time when the net assets of the Funds are valued. Securities traded on more than one exchange shall be valued at the last sale price on the primary exchange. If there has been no sale on such primary exchange, then the security shall be valued at the last sale price on the secondary exchange. If there has been no sale on the primary exchange or the secondary exchange on the valuation date, the security shall be valued at the mean of the latest bid and ask quotations as of the closing of the primary exchange. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price.

Generally, trading of foreign securities on most foreign markets is completed before the close in trading in U.S. markets. Additionally, trading on foreign markets may also take place on days on which the U.S. markets, and the Funds, are closed. The Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service, unless the Adviser determines in accordance with procedures adopted by the Trustees, as discussed below, that use of another fair valuation methodology is appropriate. To the extent that foreign equity securities are not fair valued utilizing quotations of an independent pricing service, such securities will be valued using the price of the last sale or official close of the primary exchange on which the security is purchased that is reported before the time when the net assets of the Funds are valued. If there has been no sale on the primary exchange on the valuation date, and the average of bid and ask quotations are less than or equal to the last sale price of local shares on the valuation date, the security shall be valued at the last sale price of the local shares. If the average of the bid and ask quotations on the primary exchange is greater than the last sale price of the local shares, the security shall be valued at the average of the closing bid and ask quotations of the foreign listed shares on the primary exchange.

For purposes of calculating net asset value (“NAV”), all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates.

Futures, options and other derivatives are valued on the basis of available market quotations.

Securities of other open-end investment companies are valued at their respective NAVs.

Fixed income securities with a remaining maturity of 61 days or more are valued using market quotations available from and supplied daily by third party pricing services or brokers/dealers of comparable securities. It is anticipated that such pricing services and brokers/dealers will provide bid-side quotations. Generally, short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their original maturity when acquired by the Fund was more than 60 days.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the general supervision and responsibility of the Trustees. The Board of Trustees has established a Valuation Committee to assist the Board in its oversight of the valuation of the Funds’ securities. The Funds’ Administrator has established a Fair Valuation Committee (“FVC”) to (1) make fair value determinations in certain pre-determined situations as outlined in the procedures approved by the Board and (2) provide recommendations to the Board’s Valuation Committee in other situations. This FVC includes senior representatives from the Funds’ management as well as the Funds’ investment adviser. Fair value situations could include, but are not limited to: (1) a significant event that affects the value of a Fund’s securities (e.g., news relating to natural disasters affecting an issuer’s operations or earnings announcements); (2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.

ADDITIONAL INFORMATION REGARDING THE CALCULATION OF PER SHARE NET ASSET VALUE

The net asset value per share of each Fund is determined and its Shares are priced as of the times specified in the Prospectus for the applicable Fund and applicable Share class. The net asset value per share of each Fund’s Shares is calculated by determining the value of the respective Class’s proportional interest in the securities and other assets of the Fund, less (i) such Class’s proportional share of general liabilities and (ii) the liabilities allocable only to such Class, and dividing such amount by the number of Shares of the Class outstanding. The net asset value of a Fund’s various classes may differ from each other due to expenses and liabilities particular to a class, such as distribution and shareholder service related expenses applicable to various classes of shares of the Funds in varying amounts.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

All of the classes of Shares in each Fund are sold on a continuous basis by JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (the “DISTRIBUTOR”), and the Distributor has agreed to use appropriate efforts to solicit all purchase orders.

In addition to purchasing Class A, Class B, Class C, Select Class, Institutional Class, Ultra Shares and R Class Shares directly from the Distributor, an investor may purchase such shares through a financial advisor, investment adviser, broker, financial planner, bank, insurance company, retirement or 401(k) plan administrator or others including various affiliates of JPMorgan Chase (each a “FINANCIAL INTERMEDIARY”) that has established a selling or servicing agreement with the Distributor. Questions concerning the eligibility requirements for each class of the Trust’s Shares may be directed to the Distributor at 1-800-480-4111. Sales loads for Trustees and other affiliates of the Funds are waived due to their familiarity with the Funds.

The JPMorgan Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The JPMorgan Funds may defer acting on a shareholder’s instructions until it has received them in proper form and in accordance with the requirements described in the applicable Prospectus.

An investor may buy shares in a Fund: (i) through a Financial Intermediary; or (ii) through the Distributor by calling JPMorgan Funds Services. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming Shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder’s latest account application or as otherwise properly specified to such Fund in writing.

Exchanges

The exchange privileges described in the applicable Prospectus may be exercised only in those states where the Shares of the Fund or such other Fund may be legally sold.

The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may discontinue this exchange privilege at any time.

Shares of a Fund may only be exchanged into another JPMorgan Fund if the account registrations are identical. All exchanges are subject to meeting any investment minimum or eligibility requirements. With respect to exchanges from any JPMorgan Money Market Fund, shareholders must have acquired their shares in such Money Market Fund by exchange from one of the JPMorgan Non-Money Market Funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either Fund involved in the exchange for up to five business days if a Fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

Purchases-in-Kind

The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing a Fund’s NAV, as described in the section entitled “Valuation.” This is a taxable transaction to the Shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied in accordance with procedures approved by the Board of Trustees.

Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV of the shares being sold. If a Shareholder received a distribution in-kind, the Shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has not filed an election under Rule 18f-1 under the 1940 Act.

Redemptions

The Trust may suspend the right of redemption or postpone the date of payment for Shares during any period when:

(a)	trading on the New York Stock Exchange (the “EXCHANGE”) is broadly restricted by the applicable rules and regulations of the SEC;

(b)	the Exchange is closed for other than customary weekend and holiday closing;

(c)	the SEC has by order permitted such suspension; or

(d)	the SEC has declared a market emergency.

Redemption Fees

In general, shares of a Fund may be exchanged or redeemed at net asset value, less any applicable contingent deferred sales charge (“CDSC”). However, shares of the High Yield Bond Fund, the International Equity Index Fund, and the Technology Fund held for less than 60 days are redeemable (or exchangeable) at a price equal to 98% of the then-current NAV per share, less any applicable CDSC. The day after your purchase order is accepted (i.e., trade date plus 1) is considered the first day for purposes of calculating the 60 day holding period. This 2% discount, referred to in the Funds’ Prospectuses and this Statement of Additional Information as a redemption fee, directly affects the amount a Shareholder who is subject to the discount receives upon redemption or exchange. It is intended to offset the brokerage commissions, capital gains impact and administrative and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term Shareholder trading. The fee is not a deferred sales charges and is not a commission paid to JPMorgan Investment Advisors or its affiliates (excluding the Funds). JPMorgan Investment Advisors or its affiliates do not receive any portion of the redemption fee. The Funds reserve the right to modify the terms of or terminate this fee at any time.

The redemption fee will not be applied to (a) a redemption of Shares of a Fund outstanding for 60 days or more, (b) a redemption of shares purchased through the reinvestment of dividends or capital gain distributions paid by a Fund, (c) shares redeemed as part of a termination of certain employer-sponsored retirement plans, (d) redemption of a employer-sponsored retirement plan’s entire share position with the Fund, (e) a redemption of shares by a balance forward qualified retirement plan, (f) a redemption by a mutual fund wrap fee program, or (g) shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a regular rebalancing program, such as a wrap program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. The redemption fee does not apply when a Fund exercises its right to liquidate accounts falling below the minimum account size or when a Fund redeems Shares to collect an applicable sub-minimum account fee. The redemption fee will not apply to Class A shares obtained through operation of the conversion feature applicable to the Class B shares even if they are redeemed within 60 days of conversion. The Funds do not impose a redemption fee if the amount of such fee would be less than $50. Financial Intermediaries may have a lower minimum or no minimum for charging redemption fees.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to effectively identify market timers or the Fund does not seek to identify market timers, long-term investors may be adversely affected. The Funds do not authorize market timing and, except for the Funds identified in the Prospectuses, use reasonable efforts to identify market timers and apply any applicable redemption fee. There is no assurance, however, that the Funds will be able to identify and eliminate all market timers. For example, certain accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult to identify accounts that should be charged a redemption fee and to collect any redemption fees owed to the Funds.

For purposes of calculating the redemption fee, Shares purchased through the reinvestment of dividends or capital gain distributions paid by a Fund (“free shares”) will be treated as redeemed first. After a Shareholder’s free shares have been used up, shares will be redeemed on a first-in, first-out basis.

Applicability of Excessive Trading Limits and Redemption Fees to Investor Fund and JPMorgan SmartRetirement Fund Transactions

For purposes of the application of the excessive trading limitations and the redemption fees, the JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund, JPMorgan Investor Growth & Income Fund, JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2010 Fund, JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2030 Fund and the JPMorgan SmartRetirement 2040 Fund will be considered asset allocation programs within the stated exceptions to the excessive trading limits and the redemption fees.

Additional Information About Class B and Class C Shares

The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares (excluding Class B Shares of the Short Duration Bond Fund, the Short Term Municipal Bond Fund, the Ultra Short Term Bond Fund and the Treasury & Agency Fund), a commission of 2.75% of the offering price on sales of Class B Shares of the Short Duration Bond Fund, the Short Term Municipal Bond Fund, the Ultra Short Term Bond Fund and the Treasury & Agency Fund, and a commission of 1.00% of the offering price on sales of Class C Shares other than the Short Duration Bond Fund, the Short Term Municipal Bond Fund, and the Ultra Short Term Bond Fund. The Distributor keeps the entire amount of any CDSC the investor pays.

If an investor redeems Class C Shares then uses that money to buy Class C Shares of a JPMorgan Fund within 90 days of that redemption, the second purchase will be free of a CDSC. Also, the 12b-1 aging will include the investor’s prior months’ holdings, so that the Financial Intermediary will receive the trail sooner.

The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.

A Fund may require medallion signature guarantees for changes that Shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a Shareholder has submitted an initial account application to a Fund and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act.

The Funds reserve the right to change any of these policies at any time and may reject any request to purchase Shares at a reduced sales charge.

Investors may incur a fee if they effect transactions through a Financial Intermediary.

Systematic Withdrawal Plan

Systematic withdrawals may be made on a monthly, quarterly or annual basis. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

(i) monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

(ii) quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

If you withdraw more than the limits stated above in any given systematic withdrawal payment, you will be charged a CDSC for the amount of the withdrawal over the limit for that month or quarter.

For accounts that allow systematic withdrawals only as a fixed dollar amount per month or quarter, the applicable Class B or Class C CDSC is waived provided that, on the date of the systematic withdrawal, the fixed dollar amount to be withdrawn, when multiplied by 12 in the case of monthly payments or by four in the case of quarterly payments, does not exceed 10% of your then-current balance in the Fund. If on any given systematic withdrawal date that amount would exceed 10%, you will be charged a CDSC on the entire amount of that systematic withdrawal payment. This calculation is repeated on each systematic withdrawal date.

For accounts that allow systematic withdrawals on a percentage basis, a Class B or Class C CDSC will be charged only on that amount of a systematic payment that exceeds the limits set forth above for that month or quarter.

Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current net asset value for shares of the applicable class.

Cut-Off Times for Purchase, Redemption and Exchange Orders

Orders to purchase, exchange or redeem shares accepted by the Funds, or by a Financial Intermediary authorized to accept such orders, by the cut-off times indicated in the Funds’ Prospectuses will be processed at the NAV next calculated after the order is accepted by the Fund or the Financial Intermediary. Under a variety of different types of servicing agreements, Financial Intermediaries that are authorized to accept purchase, exchange and redemption orders from investors are permitted to transmit those orders that are accepted by the Financial Intermediary before the cut-off times in the various Prospectuses to the Funds by the cut-off times stated in those agreements, which are generally later than the cut-off times stated in the Prospectuses.

MANAGEMENT OF THE TRUST

TRUSTEES

The names of the Trustees of the Funds, together with information regarding their year of birth, the year each Trustee became a Board member of the Trust, the year each Trustee first became a Board member of any of the Predecessor JPMorgan Funds (if applicable), principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President & Treasurer of Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	123	None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President & Chief Executive Officer, Eastern States Bankcard (1971-1988)	123	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer of Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979-present).	122*	Director, Cardinal Health, Inc. (CAH) (1994-present); Chairman, the Columbus Association of the Performing Arts (CAPA) (2003-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	123	Director, Albert Einstein School of Medicine (1998-present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000-present); Director, Lincoln Center Institute for the Arts in Education (1999-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President-Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	123	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2002-present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000-2002); President, DCI Marketing, Inc. (1992-2000).	122*	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	122*	Trustee, Mather LifeWays (1994-present); Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	123	Director, Radio Shack Corporation (electronics) (1987-present); Director, The National Football Foundation and College Hall of Fame (1994-present); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002-present); President, Kenyon College (1995-2002).	122*	Director, American University in Cairo.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held Outside Fund Complex
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman of Lumelite Corporation (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer of Lumelite Corporation (1985-2002).	123	Trustee, Morgan Stanley Funds (198 portfolios) (1995-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2002-present); Chief Investment Officer, Wabash College (2004-present); self-employed consultant (January 2000 to present); Director of Investments, Eli Lilly and Company (1988-1999).	122*	Director, AMS Group (2001-present); Trustee, Wabash College Indianapolis (1988-present); Trustee, Seabury-Western Theological Seminary (1993-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	123	None.

Interested Trustee
Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (1989-1998); President & Chief Executive Officer of Vista Capital Management (investment management) (1990-1998); Chief Investment Executive of Chase Manhattan Private Bank (investment management) (1990-1998).	123	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catherine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Marion and Washington County, Kentucky Airport Board (1998-present); Trustee, Catholic Education Foundation (2005-present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently oversees includes nine registered investment companies (123 Funds).
*	This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore currently oversees eight registered investment companies (122 Funds).
**	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Board of Trustees decides upon general policies and is responsible for overseeing the business affairs of the Trust.

Standing Committees of the Board

The Board of Trustees currently has four standing committees: the Audit, Compliance, Governance and Investment Committees.

        The members of the Audit Committee are Messrs. Armstrong (Chair), Eppley, Finn, Higgins and Ruebeck. The purposes of the Audit Committee are to: (i) appoint and determine compensation of the Funds’ independent accountants; (ii) evaluate the independence of the Funds’ independent accountants; (iii) oversee of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls; (iv) approve non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) oversee the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds; (vi) determine the independence of the Funds’ independent registered public accounting firm; (vii) assist the Board in its oversight of the valuation of the Funds’ securities by the Adviser, as well as any sub-adviser; and (viii) to act as a liaison between the Funds’ independent registered public accounting firm and the full Board. At a meeting of the Board of Trustees, the Board approved the reorganization of the Audit Committee whereby the responsibilities for valuation of portfolio securities are transferred from the Valuation and Compliance Committee to the Audit Committee effective August 10, 2005. The Audit Committee has delegated the valuation responsibilities to the Valuation Sub-Committee, comprised of Messrs. Higgins and Ruebeck. In instances in which the valuation procedures of the Funds require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Valuation Sub-Committee of the Audit Committee will act in lieu of the full Board. The Audit Committee was formed February 19, 2005, and, prior to that time, the predecessor Audit Committee of the Trust was comprised of all the members of the Board. The Audit Committee or the predecessor Audit Committee met seven times during the fiscal year ended December 31, 2005.

As discussed above, the Valuation and Compliance Committee was reorganized and is now known as the Compliance Committee. The members of the Compliance Committee are Ms. McCoy (Chair) and Messrs. Oden, Schonbachler and Spalding. The primary purposes of the Valuation and Compliance Committee are to (i) assist the Board in its oversight of the valuation of the Funds’ securities by the Adviser, as well as any sub-adviser; and (ii) consider the appointment, compensation and removal of the Funds’ Chief Compliance Officer. The Compliance Committee was formed on February 19, 2005 and the Compliance Committee or its predecessor Valuation and Compliance Committee met four times during the fiscal year ended December 31, 2005.

The members of the Governance Committee are Messrs. Reid (Chair), Goldstein, Marshall and Morton, who are each Independent Trustees of the JPMorgan Funds. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the non-interested Trustees; (iii) establishment of non-interested Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) selection of independent legal counsel to the non-interested Trustees and legal counsel to the Funds; (vi) oversight of ongoing litigation affecting the Funds, the Adviser or the non-interested Trustees; (vii) oversight of regulatory issues or deficiencies affecting the Fund (except financial matters considered by the Audit Committee); and (viii) oversight and review of matters with respect to service providers to the Funds (except the Funds’ independent registered public accounting firm). When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the JPMorgan Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluate nominees identified by the Governance Committee. The Governance Committee was formed effective February 19, 2005 and met five times during the fiscal year ended December 31, 2005.

Each member of the Board, except Mr. Reid, serves on the Investment Committee and Mr. Spalding acts as Chairperson. The Investment Committee has three sub-committees divided by asset type and different members of the Investment Committee serve on the sub-committee with respect to each asset type. For the Equity Funds, the sub-committee members are Messrs. Higgins (Chair), Finn and Morton and Ms. McCoy. For the Fixed Income Funds, the sub-committee members are Messrs. Ruebeck (Chair), Eppley, Oden and Schonbachler. For the Money Market Funds, the sub-committee members are Messrs. Goldstein (Chair), Armstrong and Marshall. The function of the Investment Committee and its sub-committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The full Board may delegate to the Investment Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. The primary purpose of each sub-committee is to receive reports concerning investment management topics, concerns or exceptions with respect to particular Funds that the sub-committee is assigned to oversee and to facilitate the understanding by the Committee and the Board of particular issues related to investment management of Funds reviewed by the sub-committee. The Investment Committee was formed effective February 19, 2005 and met five times during the fiscal year ended December 31, 2005.

Ownership of Securities

As of December 31, 2005, each of the Trustees beneficially owned shares of certain Funds of the Trust in the amounts shown below.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies overseen by the Trustee in the Family of Investment Companies(1),(2)
Independent Trustees
William J. Armstrong	None	Over $100,000
Roland R. Eppley, Jr.	None	Over $100,000

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies overseen by the Trustee in Family of Investment Companies(1),(2)
John F. Finn (2)	None (3)	Over $100,000
Dr. Matthew Goldstein	None	$50,001-$100,000
Robert J. Higgins	None	Over $100,000
Peter C. Marshall (2)	None (3)	Over $100,000
Marilyn McCoy (2)	None (3)	Over $100,000
William G. Morton, Jr.	None	Over $100,000
Robert A. Oden, Jr. (2)	None (3)	Over $100,000
Fergus Reid, III	None	Over $100,000
Frederick W. Ruebeck (2)	International Equity Index Fund Over $100,000	Over $100,000
James J. Schonbachler	None	$50,001-$100,000
Interested Trustee
Leonard M. Spalding, Jr.	None	Over $100,000

(1)	A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves includes nine registered investment companies (123 funds).
(2)	This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore currently oversees eight registered investment companies (122 funds).
(3)	The following Trustees have deferred compensation balances through participation in the Deferred Compensation Plan for Trustees of One Group Mutual Fund and One Group Investment Trust (the “One Group Plan”). Under the One Group Plan, the Trustees were permitted to specify one or more of the funds of One Group Mutual Funds to measure the investment performance of the applicable Trustee’s deferred compensation account. The following table shows the name of the Trustee with deferred compensation balances under the One Group Plan, the current name of the Funds that were specified by such Trustees to measure investment performance and dollar range of deferred compensation balances, the performance of which is measured by the performance of the funds in the complex, as of December 31, 2005.

Name of Trustee	As of December 31, 2005, Dollar Range of Equity Securities in the Funds of the Trust listed below used to Measure Investment Performance of Deferred Compensation Accounts
John F. Finn	Multi-Cap Market Neutral Fund Large Cap Value Fund Small Cap Value Fund Small Cap Growth Fund High Yield Bond Fund	Over $100,000 $50,001-$100,000 Over $100,000 Over $100,000 $50,001-$100,000
Peter C. Marshall	Investor Growth Fund	Over $100,000
Marilyn McCoy	Diversified Mid Cap Value Fund Diversified Mid Cap Growth Fund Small Cap Growth Fund High Yield Bond Fund Mortgage-Backed Securities Fund Small Cap Value Fund	$50,001-$100,000 over $100,000 over $100,000 $50,001-$100,000 $50,001-$100,000 $50,001-$100,000
Robert A. Oden	Large Cap Growth Fund Equity Index Fund Core Bond Fund	$50,001-$100,000 $50,001-$100,000 $50,001-$100,000

As of December 31, 2005, none of the independent Trustees or their immediate family members owned securities of the Investment Advisers or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Adviser or JPMDS.

Trustee Compensation

Prior to February 19, 2005, the heritage JPMorgan Funds paid each Trustee of the heritage JPMorgan Funds an annual fee of $120,000 and reimbursed the Trustees for expenses incurred in connection with their service as a Trustee. In addition, the JPMorgan Funds paid the Chairman $130,000 and each Committee Chairman $40,000.

Prior to February 19, 2005, the heritage One Group Mutual Funds paid each Trustee of the heritage One Group Mutual Funds a fee of $110,000 and reimbursed the Trustees for expenses incurred in connection with their service as a Trustee. In addition the One Group Mutual Funds paid the Chairman an additional $20,000.

After the two fund groups merged on February 19, 2005 and became the “JPMorgan Funds” the Funds paid each Trustee of the combined Board an annual fee of $122,000 and reimbursed each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds paid the Chairman $130,000 and the Vice Chairman $41,000. The Chairman and Vice Chairman received no additional compensation for service as committee or sub-committee chairmen. Committee chairs and Sub-Committee chairs who were not already receiving an additional fee were each paid $40,000 and $20,000, respectively. The Funds bore expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

As of July 1, 2005, the JPMorgan Funds pay each Trustee an annual fee of $183,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $167,000 and the Vice Chairman $67,000. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and Sub-Committee chairs who are not already receiving an additional fee are each paid $52,000 and $27,000, respectively. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex. The Funds will bear expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

COMPENSATION TABLE

Name of Person, Position	JPMorgan U.S. Real Estate Fund (7)	Aggregate Compensation From the Funds(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation Paid From “Fund Complex”(2)
Peter C. Marshall, Trustee, Vice Chairman (6)	463	103,754.87	N/A	N/A	229,333
Frederick W. Ruebeck, Trustee (6)	392	77,763.43	N/A	N/A	190,500
Robert A. Oden, Jr., Trustee (3)(6)	341	76,893.45	N/A	N/A	137,250
John F. Finn, Trustee (4)(6)	351	84,623.30	N/A	N/A	0
Marilyn McCoy, Trustee (5)(6)	430	82,244.02	N/A	N/A	0
William J. Armstrong	446	8,789.11	N/A	N/A	204,417
Roland R. Eppley, Jr.	342	6,265.34	N/A	N/A	157,417
Dr. Matthew Goldstein	397	7,704.07	N/A	N/A	179,833
Robert J. Higgins	397	7,707.09	N/A	N/A	179,833
William G. Morton, Jr.	345	6,619.17	N/A	N/A	157,417
Fergus Reid, III	676	13,516.73	N/A	N/A	309,000
James J. Schonbachler	345	6,619.01	N/A	N/A	157,417
Leonard M. Spalding, Jr.	446	6,924.95	N/A	N/A	204,417

(1)	Figures are for the Trust’s fiscal year ended June 30, 2005.

(2)	For the fiscal year ended December 31, 2005, “Fund Complex” comprises the nine registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investment services. The Fund Complex for which the Board of Trustees currently serves includes nine registered investment companies (123 funds).
(3)	Includes $32,500 of deferred compensation.
(4)	Includes $176,250 of deferred compensation.
(5)	Includes $207,083 of deferred compensation.
(6)	The Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore currently oversees eight registered investment companies (122 funds).
(7)	Figures are for the Trust’s fiscal year ended December 31, 2005

The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the “Deferred Compensation Plan”) pursuant to which the Trustees are permitted to defer part or all of their compensation. Amounts deferred are deemed invested in shares of one or more series of the JPMorgan Trust I, JPMorgan Trust II, Undiscovered Managers Funds, J.P. Morgan Mutual Fund Group, J.P. Morgan Fleming Mutual Fund Group, Inc. and the J.P. Morgan Mutual Fund Investment Trust, as selected by the Trustee from time to time, to be used to measure the performance of a Trustee’s deferred compensation account. Amounts deferred under the Deferred Compensation Plan will be deemed to be invested in Select Class Shares of the identified funds, unless Select Class Shares are not available, in which case the amounts will be deemed to be invested in Class A Shares. A Trustee’s deferred compensation account will be paid at such times as elected by the Trustee, subject to certain mandatory payment provisions in the Deferred Compensation Plan (e.g., death of a Trustee). Deferral and payment elections under the Deferred Compensation Plan are subject to strict requirements for modification. Messrs. Finn, Oden, Eppley and Spalding are the only Trustees who currently are deferring compensation under the Deferred Compensation Plan. Other Trustees have accounts under the Deferred Compensation Plan representing amounts deferred under the Deferred Compensation Plan or predecessor plans in prior years.

OFFICERS

The Trust’s executive officers (listed below) are generally employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Trust. The officers hold office until a successor has been elected and duly qualified. As of December 31, 2005, the Trust had no employees and as of such date, did not provide any compensation to any officers of the Trust.

The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

Name (Year of Birth); Positions Held with the Funds (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)	Managing Director of JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President (2005)*	Director and Vice President of JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996-2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer (2005)	Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration—Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Name (Year of Birth); Positions Held with the Funds (Since)	Principal Occupations During Past 5 Years
Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*	Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005 Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

Suzanne E. Cioffi (1967), Assistant Treasurer (2005)	Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.
**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

As of April 1, 2006, the Officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.

JPMorgan Investment Advisors is an “affiliated person” of the Trust within the meaning of that term under the 1940 Act. Certain individuals, who are also officers of the Trust in the Fund Complex, hold or have held positions with JPMorgan Investment Advisors as follows: Nancy E. Fields served as Project Manager, One Group, from July 1999 to October 1999.

INVESTMENT ADVISERS AND SUB-ADVISER

JPMorgan Investment Advisors Inc.

Investment advisory services to each of the Funds (except the U.S. Real Estate Fund and the International Equity Index Fund) are provided by JPMorgan Investment Advisors. J.P. Morgan Investment Management Inc. (“JPMIM”) is the current investment adviser for the International Equity Index Fund but prior to February 19, 2005, JPMorgan Investment Advisors was the investment adviser for this Fund. JPMorgan Investment Advisors makes the investment decisions for the assets of the Funds it advises (except the High Yield Bond Fund and the high yield portion of the Core Plus Bond Fund which are sub-advised by JPMHYP). In addition, JPMorgan Investment Advisors continuously reviews, supervises and administers the Funds’ investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. The Trust’s Shares are not sponsored, endorsed or guaranteed by, and do not constitute obligations or deposits of JPMorgan Chase, any bank affiliate of JPMorgan Investment Advisors or any other bank, and are not insured by the FDIC or issued or guaranteed by the U.S. government or any of its agencies.

On July 1, 2004, Bank One Corporation, the former indirect corporate parent of JPMorgan Investment Advisors, merged into J.P. Morgan Chase & Co. (now officially known as JPMorgan Chase & Co.). On that date, JPMorgan Investment Advisors became an indirect, wholly-owned subsidiary of JPMorgan Chase. The Distributor and Administrator of the Funds are also subsidiaries of JPMorgan Chase. JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United State and the world. The firm, through its predecessor companies, has been in business for over a century.

Historically, JPMorgan Investment Advisors represented a consolidation of the investment advisory staffs of a number of bank affiliates of the former Bank One Corporation, which have considerable experience in the management of open-end management investment company portfolios, including the Trust (formerly, The One Group and the Helmsman Funds) since 1985.

During the fiscal years ended June 30, 2003, 2004 and 2005, the Funds of the Trust (other than the U.S. Real Estate Fund) paid the following investment advisory fees to JPMorgan Investment Advisors and JPMorgan Investment Advisors voluntarily waived investment advisory fees as follows:

ADVISORY FEES

(in 000’s)

	Fiscal Year Ended June 30,
	2003		2004		2005
Funds	Net	Waived	Net	Waived	Net	Waived
Arizona Municipal Bond	$674	$84	$609	$76	$512	$55
Core Bond	$15,852	$9,129	$21,503	$11,397	$17,691	$7,661
Core Plus Bond	$5,744	$2,406	$6,049	$2,250	$5,196	$1,571
Diversified Mid Cap Growth	$12,438	$1,187	$17,858	$154	$14,514	$247
Diversified Mid Cap Value	$9,868	$114	$12,889	$190	$10,851	$291
Equity Income	$3,165	$146	$3,414	$95	$2,737	$300
Equity Index	$2,526	$4,640	$3,475	$5,060	$1,392	$5,450
Government Bond	$4,177	$556	$4,009	$711	$3,233	$761
High Yield Bond	$4,062	$710	$6,772	$1,162	$7,798	$1,132
Intermediate Bond	$6,749	$4,420	$7,680	$4,875	$6,243	$2,935
International Equity Index (a)	$2,928	$49	$3,934	$84	$5,043	$27
Intrepid Mid Cap	$6,527	$81	$7,974	$96	$6,164	$186
Investor Balanced	$381	$—	$586	$—	$733	$49
Investor Conservative Growth	$175	$—	$293	$—	$356	$27
Investor Growth	$62	$248	$89	$354	$53	$492
Investor Growth & Income	$487	$—	$711	$—	$823	$49

	Fiscal Year Ended June 30,
	2003		2004		2005
Funds	Net	Waived	Net	Waived	Net	Waived
Kentucky Municipal Bond	$604	$75	$526	$67	$427	$40
Large Cap Growth	$11,317	$2,676	$15,685	$317	$12,456	$597
Large Cap Value	$8,123	$86	$10,424	$180	$8,330	$858
Louisiana Municipal Bond	$600	$304	$557	$280	$392	$163
Market Expansion Index	$95	$258	$457	$372	$1,168	$506
Michigan Municipal Bond	$1,314	$168	$1,247	$161	$1,003	$131
Mortgage-Backed Securities	$1,943	$1,232	$2,907	$1,822	$3,242	$1,917
Multi-Cap Market Neutral	$146	$88	$5,665	$1,689	$13,143	$2,317
Municipal Income	$5,118	$640	$4,627	$578	$3,453	$429
Ohio Municipal Bond	$1,034	$568	$1,035	$558	$841	$337
Short Duration Bond	$3,711	$2,860	$4,294	$3,304	$3,521	$2,699
Short Term Municipal Bond	$1,485	$1,111	$1,966	$1,454	$1,622	$859
Small Cap Growth	$3,293	$11	$4,933	$—	$4,863	$64
Small Cap Value	$4,816	$78	$6,976	$108	$6,717	$189
Tax Free Bond	$2,479	$310	$2,228	$278	$2,466	$169
Technology	$16	$243	$97	$257	$75	$218
Treasury & Agency	$523	$534	$443	$446	$365	$279
Ultra Short Term Bond	$4,215	$5,284	$5,420	$6,997	$4,503	$4,985
West Virginia Municipal Bond	$412	$58	$435	$61	$368	$41

(a)	As of February 19, 2005, JPMIM became the Investment Adviser to the Fund.

During the fiscal years ended December 31, 2003, 2004 and 2005, the JPMorgan U.S. Real Estate Fund paid the following investment advisory fees to SC-RBM as follows (amount in thousands):

	Fiscal Year Ended December 31,
Fund	2003	2004	2005
JPMorgan U.S. Real Estate	$1,468,106	$1,807,758	$2,994

All investment advisory services provided to the Funds by JPMorgan Investment Advisors are provided pursuant to an amended and restated investment advisory agreement dated August 12, 2004 (the “INVESTMENT ADVISORY AGREEMENT”). The Investment Advisory Agreement (and the Amended and Restated Sub-Investment Advisory Agreement for the Core Plus Bond Fund and the High Yield Bond Fund and the Investment Advisory Agreements for the U.S. Real Estate Fund and International Equity Index Fund described below, collectively, the “ADVISORY AND SUB-ADVISORY AGREEMENTS”) will continue in effect as to a particular Fund until November 30, 2005 for the Sub-Investment Advisory Agreements, October 31, 2005 for the Investment Advisory Agreement with JPMorgan Investment Advisors and October 31, 2006 for the Investment Advisory Agreements for the U.S. Real Estate and International Equity Index Fund and thereafter, if not terminated, from year to year, if such continuance is approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding Shares of such Fund (as defined under “ADDITIONAL INFORMATION—Miscellaneous” in this Statement of Additional Information), and a majority of the Trustees who are not parties to the respective investment advisory agreements or interested persons (as defined in the 1940 Act) of any party to the respective investment advisory agreements by votes cast in person at a meeting called for such purpose. The Advisory and Sub-Advisory Agreements (other than the Investment Advisory Agreement for the U.S. Real Estate Fund which was approved by the Trust’s Board of Trustees on September 30, 2004) were approved by the Trust’s Board of Trustees at their quarterly meeting on August 12, 2004 and were reapproved at meetings held in July and August 2005. The Advisory and Sub-Advisory Agreements may be terminated as to a particular Fund at any time on 60 days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Fund’s Advisor or Sub-Advisor as the case may be. The Advisory and Sub-Advisory Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.

On August 12, 2004, the Board of Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of the Trust (as defined in the 1940 Act), approved an investment advisory agreement dated August 12, 2004 between JPMIM and the International Equity Index Fund (the “International Equity Index Fund Advisory Agreement”), at a meeting called, among other things, for the purpose of voting on the advisory agreement. Since the new investment advisory agreement was approved by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the International Equity Index Fund, JPMIM replaced JPMorgan Investment Advisors as the advisor to the International Equity Index Fund on February 19, 2005. The International Equity Index Fund Advisory Agreement was reapproved at meetings held in July and August 2005. The International Equity Index Fund Advisory Agreement will continue in effect until October 31, 2006, and thereafter, from year to year, if such continuance is approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding Shares of the International Equity Index Fund (as defined under “ADDITIONAL INFORMATION—Miscellaneous” in this Statement of Additional Information), and a majority of the Trustees who are not parties to the respective investment advisory agreements or interested persons (as defined in the 1940 Act) of any party to the respective investment advisory agreements by votes cast in person at a meeting called for such purpose. The International Equity Index Fund Advisory Agreement may be terminated at any time on 60 days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Fund’s Adviser or Sub-Adviser as the case may be. The International Equity Index Fund Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

With respect to each class of Shares of the Funds, for the period beginning February 19, 2005 and ending October 31, 2006, JPMorgan Investment Advisors, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc. have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Funds as indicated below. The last column in the table below shows the percentage fee that JPMorgan Investment Advisors is entitled to under the Investment Advisory Agreement starting February 19, 2005. The fee is based on the annual percentages of the average daily net assets of the Funds.

Funds	Class A	Class B	Class C	Select Class	Ultra	Advisory Fee
1. Arizona Municipal Bond Fund	0.88%	1.53%	1.53%	0.63%	NA	0.30%
2. Core Bond Fund	0.75%	1.46%	1.46%	0.60%	0.48%	0.30%
3. Core Plus Bond Fund	0.92%	1.57%	1.57%	0.67%	0.45%	0.30%
4. Diversified Mid Cap Growth Fund	1.24%	1.99%	1.99%	0.99%	0.89%	0.65%
5. Diversified Mid Cap Value Fund	1.24%	1.99%	1.99%	0.99%	0.84%	0.65%
6. Equity Income Fund	1.24%	1.99%	1.99%	0.89%	NA	0.40%
7. Equity Index Fund (1)	0.45%	1.20%	1.20%	0.20%	NA	0.25%
8. Government Bond Fund	0.75%	1.48%	1.48%	0.55%	0.50%	0.30%
9. High Yield Bond Fund	1.15%	1.80%	1.80%	0.90%	0.81%	0.65%
10. Intermediate Bond Fund	0.83%	1.48%	1.48%	0.58%	0.48%	0.30%
11. Intrepid Mid Cap Fund	1.24%	1.99%	1.99%	0.99%	0.83%	0.65%
12. Investor Balanced Fund	0.50%	1.25%	1.25%	0.25%	NA	0.05%
13. Investor Conservative Growth Fund	0.50%	1.25%	1.25%	0.25%	NA	0.05%
14. Investor Growth Fund	0.50%	1.25%	1.25%	0.25%	NA	0.05%
15. Investor Growth & Income Fund	0.50%	1.25%	1.25%	0.25%	NA	0.05%
16. Kentucky Municipal Bond Fund	0.88%	1.53%	1.53%	0.63%	NA	0.30%
17. Large Cap Growth Fund	1.24%	1.78%	1.78%	0.99%	0.80%	0.50%
18. Large Cap Value Fund	1.24%	1.99%	1.99%	0.99%	0.59%	0.40%
19. Louisiana Municipal Bond Fund	0.88%	1.53%	1.53%	0.63%	NA	0.30%
20. Market Expansion Index Fund	0.82%	1.57%	1.57%	0.57%	NA	0.25%
21. Michigan Municipal Bond Fund	0.88%	1.53%	1.53%	0.63%	NA	0.30%
22. Mortgage-Backed Securities Fund	0.65%	NA	NA	0.40%	0.25%	0.35%
23. Multi-Cap Market Neutral Fund	1.75%	2.50%	2.50%	1.50%	NA	1.25%
24. Municipal Income Fund	0.87%	1.52%	1.52%	0.62%	NA	0.30%
25. Ohio Municipal Bond Fund	0.88%	1.53%	1.53%	0.63%	NA	0.30%
26. Short Duration Bond Fund	0.80%	1.30%	1.30%	0.55%	0.44%	0.25%
27. Short Term Municipal Bond Fund	0.80%	1.30%	1.30%	0.55%	NA	0.25%
28. Small Cap Value Fund	1.25%	2.00%	2.00%	1.00%	0.86%	0.65%
29. Tax Free Bond Fund	0.75%	1.44%	1.44%	0.58%	NA	0.30%
30. Technology Fund	1.55%	2.30%	2.30%	1.30%	NA	1.00%
31. Treasury & Agency Fund	0.70%	1.20%	1.20%	0.45%	NA	0.30%
32. Ultra Short Term Bond Fund	0.70%	1.20%	1.20%	0.45%	0.44%	0.25%
33. West Virginia Municipal Bond Fund	0.88%	1.53%	1.53%	0.63%	NA	0.30%

(1)	The expense cap shown is for the period November 1, 2005 through October 31, 2006.

Fund	Class A	Class B	Class C	Select Class	Institutional Class	Advisory Fee
Small Cap Growth Fund	1.25%	1.87%	1.87%	1.00%	0.85%	0.65%

In addition to the contractual waivers set forth above, JPMorgan Investment Advisors, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc. have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for Ultra Shares for the funds listed below. These waivers are voluntary and may be discontinued at any time without notice.

Ultra Shares—Voluntary Waivers

Name of Fund
Core Bond Fund	0.40%
Intermediate Bond Fund	0.40%
Short Duration Bond Fund	0.30%
Ultra Short Term Bond Fund	0.25%

In addition to the waivers set forth above, JPMorgan Investment Advisors, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc. have agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for R Class Shares for the funds listed below. These expense cap limits are in place until October 31, 2007 for all the funds listed below.

R Class Shares—Waivers

Name of Fund
Core Bond Fund	0.53%
High Yield Bond Fund	0.86%
Large Cap Value Fund	0.79%
Small Cap Value Fund	0.91%

The Advisory and Sub-Advisory Agreements provide that the respective Adviser or Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the respective investment advisory agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser or Sub-Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

J.P. Morgan Investment Management Inc.

JPMIM, an affiliate of JPMorgan Investment Advisors, replaced JPMorgan Investment Advisors as the adviser to the International Equity Index Fund on February 19, 2005.

JPMIM continuously reviews, supervises and administers the investment program of the International Equity Index Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. JPMIM makes the investment decisions for the assets of the International Equity Index Fund, as more fully described in “Index Investing by the Equity Index, Market Expansion Index and International Equity Index Funds,” above.

Effective October 1, 2003, JPMIM became a wholly owned subsidiary of JPMorgan Asset Management Holdings, Inc. (formerly J.P. Morgan Fleming Asset Management Holdings, Inc.), which is a wholly-owned subsidiary of JPMorgan Chase. Prior to October 1, 2003, JPMIM was a wholly-owned subsidiary of JPMorgan Chase. JPMIM is an investment adviser registered under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 245 Park Avenue, New York, NY 10167.

The investment advisory services that JPMIM will provide to the International Equity Index Fund are not exclusive under the terms of the Advisory Agreement. JPMIM is free to and does render similar investment advisory services to others. JPMIM serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which JPMIM serves as trustee. The accounts that are managed or advised by JPMIM have varying investment objectives, and JPMIM invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the International Equity Index Fund. Such accounts are supervised by employees of JPMIM who may also be acting in similar capacities for the International Equity Index Fund.

The International Equity Index Fund is managed by employees of JPMIM who, in acting for their customers, including the International Equity Index Fund, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of JPMIM or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which may execute transactions on behalf of the International Equity Index Fund.

No fees were paid to JPMIM by the International Equity Index Fund during the fiscal years ended June 30, 2003 and 2004. For the period ended June 30, 2005, the International Equity Index Fund paid $1,846,195 in investment advisory fees to JPMIM. For the period beginning February 19, 2005 and ending October 31, 2006, JPMIM, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc. have agreed to waive fees and/or reimburse expenses for the International Equity Index Fund as indicated below. The last column in the table below shows the percentage fee that JPMIM is entitled to under the Investment Advisory Agreement starting February 19, 2005. The fee is based on the annual percentage of the average daily net asset of the International Equity Index Fund.

Fund	Class A	Class B	Class C	Select Class	Advisory Fee
International Equity Index Fund (1)	1.18%	1.93%	1.93%	0.93%	0.55%

(1)	Includes $1,846,195 in investment advisory fees for the period February 19, 2005 through June 30, 2005.

The International Equity Index Fund Advisory Agreement provides that JPMIM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the respective investment advisory agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of JPMIM in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

JPMorgan High Yield Partners LLC

JPMorgan High Yield Partners LLC (“JPMHYP”) serves as investment Sub-Adviser to the High Yield Bond Fund pursuant to an amended and restated sub-investment advisory agreement with JPMorgan Investment Advisors (the “HIGH YIELD INVESTMENT ADVISORY AGREEMENT”). JPMHYP was formed in June 1998 to provide investment advisory services related to high yield, high risk assets to various clients, including the High Yield Bond Fund. For its services during the period beginning October 29, 2004 and ending February 18, 2005, JPMHYP was entitled to a fee, which was calculated daily and paid monthly by JPMorgan Investment Advisors, equal to 0.70% of the High Yield Bond Fund’s average daily net assets. Beginning February 19, 2005, JPMHYP was entitled to a fee, which is calculated daily and paid monthly by JPMorgan Investment Advisors, equal to 0.60% of the High Yield Bond Fund’s average daily net assets. For the fiscal years ended June 30, 2003, 2004, and 2005, respectively, JPMorgan Investment Advisors paid JPMHYP $4,135,679 ($637,000 of which was waived), $7,425,759.28 ($549,236.55 of which was waived) and $7,887,597 ($207,779 of which was waived), respectively, in sub-advisory fees with respect to the High Yield Bond Fund.

JPMHYP also serves as investment sub-adviser to the Core Plus Bond Fund pursuant to an amended and restated sub-investment advisory agreement with JPMorgan Investment Advisors (the “CORE PLUS BOND FUND ADVISORY AGREEMENT”). Under the Core Plus Bond Fund Advisory Agreement, JPMHYP provides a continuous investment program with respect to those assets of the Core Plus Bond Fund that are designated by JPMorgan Investment Advisors for investment in high yield assets (the “PORTFOLIO”). For its services, for the period beginning October 29, 2004 and ending February 18, 2005, JPMHYP was entitled to a fee, which was calculated daily and paid monthly, equal to 0.60% of the Portfolio’s average daily net assets. Beginning February 19, 2005, JPMHYP is entitled to a fee, which is calculated daily and paid monthly, equal to 0.30% of the Portfolio’s average daily net assets. JPMHYP has agreed to waive a portion of the sub-advisory fee equal to the percentage of the investment advisory fee waived by JPMorgan Investment Advisors under the Investment Advisory Agreement between the Trust and JPMorgan Investment Advisors. For the fiscal years ended June 30, 2003, 2004 and 2005, JPMorgan Investment Advisors paid JPMHYP $278,987 ($110,297 of which was waived), and $549,983.06 ($155,737.51 of which was waived) and $370,371 ($107,618 of which was waived), respectively, in sub-advisory fees with respect to the Core Plus Bond Fund.

JPMHYP was controlled by JPMorgan Investment Advisors and Pacholder Associates, Inc., an investment advisory firm which specializes in high yield, high risk, fixed income securities. On January 26, 2005, JPMorgan Investment Advisors, Pacholder and certain other parties entered into an agreement pursuant to which Pacholder sold its entire interest in JPMHYP to JPMorgan Investment Advisors (the “Transaction”). The transaction closed on February 28, 2005.

Security Capital Research & Management Incorporated

Security Capital Research & Management (“SC-R&M”) serves as Investment Adviser to the U.S. Real Estate Fund pursuant to an agreement with the Trust, on behalf of the U.S. Real Estate Fund (the “REAL ESTATE INVESTMENT ADVISORY AGREEMENT”). SC-R&M was formed in January 1995 to provide investment advisory services related to real estate assets to various clients, including the Predecessor U.S. Real Estate Fund. SC-R&M is a direct, wholly-owned subsidiary of JPMorgan Investment Advisors.

SC-R&M served as investment adviser to the Predecessor U.S. Real Estate Fund. Under the Advisory Agreement for the Predecessor U.S. Real Estate Fund, which was dated September 15, 2003 and went into effect on January 16, 2004 (the “Predecessor SC-R&M Advisory Agreement”), the Predecessor U.S. Real Estate Fund paid SC-R&M, monthly, an annual management fee in an amount equal to 0.60% of the average daily net asset value of the Predecessor Real Estate Fund’s shares. The fees were allocated to each class of shares based upon the relative proportion of the Predecessor Real Estate Fund’s net assets represented by that class.

During the fiscal years ended December 31, 2003, 2004 and 2005, the JPMorgan U.S. Real Estate Fund paid the following investment advisory fees to SC-R&M as follows (amount in millions):

	Fiscal Year Ended December 31,
Fund	2003	2004	2005
JPMorgan U.S. Real Estate	$1,468,106	$1,807,758	$2,994,000

SC-R&M also makes the investment decisions for the assets of the U.S. Real Estate Fund. SC-R&M also reviews, supervises and administers the Fund’s investment program, subject to the supervision of, and policies established by, the Trustees.

With respect to each class of Shares of the U.S. Real Estate Fund, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses as shown in the table below. The last column in the table below shows the percentage fee that SC-R&M is entitled to under the Investment Advisory Agreement. The fee is based on the annual percentage of the average daily net assets of the Fund.

	Class A	Class C	Select Class	Advisory Fee
JPMorgan U.S. Real Estate Fund
For the period February 19, 2005-October 31, 2006	1.18%	1.68%	.93%	.60%

	R Class	Advisory Fee
For the period May 5, 2006-April 30, 2007	0.73%	.60%

The Real Estate Investment Advisory Agreement will continue in effect until October 31, 2007 and thereafter will continue for successive twelve month periods ending on November 30th of each year if not terminated or approved at least annually by the Requisite Advisory Agreement Approval. The Real Estate Investment Advisory Agreement was initially approved by the Trust’s Board of Trustees at their quarterly meeting on September 30, 2004 and may be terminated as to a particular Fund at any time on 60 days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Fund’s Advisor. The Real Estate Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act. The renewal of the Real Estate Investment Advisory Agreement was approved by the Board of Trustees at its meeting in August 2005.

Other Accounts Managed by SC-R&M as of December 31, 2005

The following tables show information regarding other accounts managed by each lead portfolio manager of the U.S. Real Estate Fund as of December 31, 2005 (amounts in billions):

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)
Anthony R. Manno Jr.	5	$1.1	1	$1.9	521	$1.6
Kenneth D. Statz	5	$1.1	1	$1.9	513	$1.6
Kevin W. Bedell	5	$1.1	1	$1.9	519	$1.6
David E. Rosenbaum	5	$1.1	1	$1.9	520	$1.6

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets ($billions)
Anthony R. Manno Jr.	0	0	0	0	5	$0.5
Kenneth D. Statz	0	0	0	0	5	$0.5
Kevin W. Bedell	0	0	0	0	5	$0.5
David E. Rosenbaum	0	0	0	0	5	$0.5

Potential Conflicts of Interest

As shown in the above tables, the portfolio managers may manage accounts in addition to the U.S. Real Estate Fund. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing SC-R&M’s clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

SC-R&M may receive more compensation with respect to certain Similar Accounts than that received with respect to the U.S. Real Estate Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for SC-R&M or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, SC-R&M could be viewed as having a conflict of interest to the extent that SC-R&M or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in SC-R&M’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as SC-R&M may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. SC-R&M may be perceived as causing accounts it manages to participate in an offering to increase SC-R&M’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If SC-R&M manages accounts that engage in short sales of securities of the type in which the Fund invests, SC-R&M could be seen as harming the performance of the U.S. Real Estate Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

SC-R&M has policies and procedures designed to manage these conflicts described above. For instance, SC-R&M has a policy to allocate investment opportunities fairly and equity among its clients over time. These allocation procedures require that orders for the same equity security be aggregated on a continual basis throughout each trading day consistent with SC-R&M’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order.

SC-R&M Portfolio Manager Compensation. The Portfolio managers and research analysts for the U.S. Real Estate Fund participate in a highly competitive compensation program that is designed to attract and retain outstanding people. The total compensation program includes base salary and cash incentives. Base salaries are fixed for each Portfolio manager and are not based on the value of assets held in the U.S. Real Estate Fund’s portfolio. Cash bonuses are variable and are based on the profitability of the business of SC-R&M as a whole as well as the investment performance of all accounts managed by the Portfolio Manager.

SC-R&M Ownership of Securities. The following table indicates the dollar range of securities of the U.S. Real Estate Fund owned by such Fund’s portfolio managers as of December 31, 2005, the Fund’s most recent fiscal year end.

U.S. Real Estate Fund

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Anthony R. Manno Jr.					X
Kenneth D. Statz	X
Kevin W. Bedell					X
David E. Rosenbaum			X

Other Accounts Managed by the Portfolio Managers of Funds, other than the U.S. Real Estate Fund, as of June 30, 2005.

The following tables show information regarding other accounts managed by portfolio managers of the Funds listed in this SAI as of June 30, 2005 (amounts in millions):

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)
Arizona Municipal Bond Fund
David Sivinski	8	1,065.450	1	207.278	27	617.561
Jennifer Tabak	4	1,273.143	0	0.000	0	0.000
Core Bond Fund
Douglas Swanson	6	6,253.946	2	343.100	52	7,563.694
Ricardo F. Cipicchio	2	2,449.517	0	0.000	47	4,091.529
Core Plus Bond Fund
Ricardo F. Cipicchio	1	1,125.891	0	0.000	47	4,091.529
William Morgan	1	1,165.440	0	0.000	12	453.745
Duane Huff	4	5,436.041	0	0.000	2	13.121
Mark Jackson	0	0.000	0	0.000	31	653.574
Diversified Mid Cap Growth Fund
Christopher Jones	6	1,439.641	4	207.201	2	3.988
Timothy Parton	5	1,309.495	1	25.456	4	110.111
Diversified Mid Cap Value Fund
Jonathan K. L. Simon	11	8,609.114	2	3,009.000	9	578.400
Lawrence E. Playford	4	904.500	1	1,476.000	8	493.400
Equity Income Fund
Jonathan K. L. Simon	11	9,856.914	2	3,009.000	9	578.400
Clare Hart	1	635.800	0	0.000	0	0.000
Equity Index Fund
Bala Iyer	9	9,017.391	0	0.000	14	198.100
Michael Loeffler	8	7,553.210	1	178.500	19	986.200
Government Bond Fund
Michael Sais	2	2,178.097	0	0.000	5	2,531.228
Scott Grimshaw	3	326.955	0	0.000	38	2,695.968
High Yield Bond Fund
William J. Morgan	1	91.400	0	0.000	12	453.745
James P. Shanahan	1	91.400	0	0.000	10	202.945
Intermediate Bond Fund
Douglas Swanson	7	10,180.182	2	343.100	52	7,563.694
Scott Grimshaw	3	326.955	0	0.000	38	2,695.968
International Equity Index Fund
Bala Iyer	9	9,966.842	0	0.000	14	198.100
Michael Loeffler	8	8,502.661	1	178.500	19	986.200
Investor Balanced Fund
Bala Iyer	9	9,215.243	0	0.000	14	198.100
Michael Loeffler	8	7,751.062	1	178.500	19	986.200
Matthew Constancio	3	3,736.565	0	0.000	1	0.000
Duane Huff	4	5,060.191	0	0.000	2	13.121
Investor Conservative Growth Fund
Bala Iyer	9	10,122.907	0	0.000	14	198.100
Michael Loeffler	8	8,658.726	1	178.500	19	986.200
Matthew Constancio	3	4,643.429	0	0.000	1	0.000
Duane Huff	4	5,967.050	0	0.000	2	13.121

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)
Investor Growth & Income Fund
Bala Iyer	9	9,130,852	0	0.000	14	198.100
Michael Loeffler	8	7,666.671	1	178.500	19	986.200
Matthew Constancio	3	3,651.374	0	0.000	1	0.000
Duane Huff	4	4,975.000	0	0.000	2	13.121
Investor Growth Fund
Bala Iyer	9	9,756.233	0	0.000	14	198.100
Michael Loeffler	8	8,292.052	1	178.500	19	986.200
Matthew Constancio	3	4,276.758	0	0.000	1	0.000
Duane Huff	4	5,600.384	0	0.000	2	13.121
Intrepid Mid Cap Fund
Silvio Tarca	8	1,778.100	3	1,325.500	6	236.200
Robert Weller*	6	3,365.665	5	2,777.374	8	456.769
Kentucky Municipal Bond Fund
David Sivinski	8	1,089.430	1	207.278	27	617.561
Kimberly Bingle	1	1,963.446	4	966.248	22	701.499
Large Cap Growth Fund
Giri Devulapally	2	226.619	1	5.433	0	0.000
Large Cap Value Fund
Bradford Frishberg	1	595.800	3	577.587	9	991.009
Louisiana Municipal Bond Fund
David Sivinski	8	1,094.991	1	207.278	27	617.561
Kimberly Bingle	1	1,963.446	4	966.248	22	701.499
Market Expansion Index Fund
Bala Iyer	9	10,289.774	0	0.000	14	198.100
Michael Loeffler	8	8,825.593	1	178.500	19	986.200
Michigan Municipal Bond Fund
David Sivinski	8	920.153	1	207.278	27	617.561
Kimberly Bingle	1	1,963.446	4	966.248	22	701.499
Mortgage-Backed Securities Fund
Douglas Swanson	7	10,180.182	2	343.100	52	7,563.694
Michael Sais	3	3,260.362	0	0.000	5	2,531.228
Multi-Cap Market Neutral Fund
Bala Iyer	9	9,451.388	0	0.000	14	198.100
Municipal Income Fund
Richard Taormina	3	1,566.125	1	45.679	3	83.105
Jennifer Tabak	4	506.743	0	0.000	0	0.000
Ohio Municipal Bond Fund
David Sivinski	8	976.576	1	207.278	27	617.561
Jennifer Tabak	4	1,184.268	0	0.000	0	0.000
Short Duration Bond Fund
Ricardo F. Cipicchio	1	1,323.626	0	0.000	47	4,091.529
Gregg F. Hrivnak	0	0.000	0	0.000	3	39.724
Short Term Municipal Bond Fund
Richard Taormina	3	2,011.288	1	45.679	3	83.105
Jennifer Tabak	4	1,363.194	0	0.000	0	0.000
Small Cap Growth Fund
Eytan Shapiro	1	169.000	3	99.000	5	357.000
Christopher Jones	6	2,499.641	4	207.201	2	3.988

*	Information as of November 2, 2005.

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)
Small Cap Value Fund
Dennis Ruhl	14	3,029.755	12	982.325	12	991.087
Christopher Blum	14	3,029.755	12	982.325	12	991.087
Tax Free Bond Fund
Richard Taormina	3	1,396.886	1	45.679	3	83.105
Kimberly Bingle	1	1,963.446	4	966.248	22	701.499
Technology Fund
T. Gary Liberman	0	0.000	1	115.000	0	0.000
Treasury & Agency Fund
Scott Grimshaw	2	177.605	0	0.000	38	2,695.968
Peter M. Simons	0	0.000	0	0.000	12	310.394
Ultra Short Term Bond Fund
Michael Sais	2	1,289.315	0	0.000	5	2,531.228
Gregg F. Hrivnak	0	0.000	0	0.000	3	39.724
Richard Figuly	0	0.000	0	0.000	1	66.950
West Virginia Municipal Bond Fund
David Sivinski	8	1,100.532	1	207.278	27	617.561
Jennifer Tabak	4	1,308.225	0	0.000	0	0.000

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)
Arizona Municipal Bond Fund
David Sivinski	0	0.000	0	0.000	0	0.000
Jennifer Tabak	0	0.000	0	0.000	0	0.000
Core Bond Fund
Douglas Swanson	0	0.000	0	0.000	0	0.000
Ricardo F. Cipicchio	0	0.000	0	0.000	0	0.000
Core Plus Bond Fund
Ricardo F. Cipicchio	0	0.000	0	0.000	0	0.000
William Morgan	1	183.724	1	7.500	1	95.000
Duane Huff	0	0.000	0	0.000	0	0.000
Mark Jackson	0	0.000	0	0.000	0	0.000
Diversified Mid Cap Growth Fund
Christopher Jones	0	0.000	0	0.000	0	0.000
Timothy Parton	0	0.000	0	0.000	0	0.000
Diversified Mid Cap Value Fund
Jonathan K. L. Simon	0	0.000	0	0.000	0	0.000
Lawrence E. Playford	0	0.000	0	0.000	0	0.000
Equity Income Fund
Jonathan K. L. Simon	0	0.000	0	0.000	0	0.000
Clare Hart	0	0.000	0	0.000	0	0.000
Equity Index Fund
Bala Iyer	0	0.000	0	0.000	0	0.000
Michael Loeffler	0	0.000	0	0.000	0	0.000
Government Bond Fund
Michael Sais	0	0.000	0	0.000	0	0.000
Scott Grimshaw	0	0.000	0	0.000	0	0.000

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)
High Yield Bond Fund
William J. Morgan	1	183.724	1	7.500	1	95.000
James P. Shanahan	1	183.724	1	7.500	1	95.000
Intermediate Bond Fund
Douglas Swanson	0	0.000	0	0.000	0	0.000
Scott Grimshaw	0	0.000	0	0.000	0	0.000
International Equity Index Fund
Bala Iyer	0	0.000	0	0.000	0	0.000
Michael Loeffler	0	0.000	0	0.000	0	0.000
Investor Balanced Fund
Bala Iyer	0	0.000	0	0.000	0	0.000
Michael Loeffler	0	0.000	0	0.000	0	0.000
Matthew Constancio	0	0.000	0	0.000	0	0.000
Duane Huff	0	0.000	0	0.000	0	0.000
Investor Conservative Growth Fund
Bala Iyer	0	0.000	0	0.000	0	0.000
Michael Loeffler	0	0.000	0	0.000	0	0.000
Matthew Constancio	0	0.000	0	0.000	0	0.000
Duane Huff	0	0.000	0	0.000	0	0.000
Investor Growth & Income Fund
Bala Iyer	0	0.000	0	0.000	0	0.000
Michael Loeffler	0	0.000	0	0.000	0	0.000
Matthew Constancio	0	0.000	0	0.000	0	0
Duane Huff	0	0.000	0	0.000	0	0.000
Investor Growth Fund
Bala Iyer	0	0.000	0	0.000	0	0.000
Michael Loeffler	0	0.000	0	0.000	0	0.000
Matthew Constancio	0	0.000	0	0.000	0	0.000
Duane Huff	0	0.000	0	0.000	0	0.000
Intrepid Mid Cap Fund
Silvio Tarca	0	0.000	0	0.000	0	0.000
Robert Weller	0	0.000	0	0.000	0	0.000
Kentucky Municipal Bond Fund
David Sivinski	0	0.000	0	0.000	0	0.000
Kimberly Bingle	0	0.000	0	0.000	0	0.000
Large Cap Growth Fund
Giri Devulapally	0	0.000	0	0.000	0	0.000
Large Cap Value Fund
Bradford Frishberg	0	0.000	0	0.000	0	0.000
Louisiana Municipal Bond Fund
David Sivinski	0	0.000	0	0.000	0	0.000
Kimberly Bingle	0	0.000	0	0.000	0	0.000
Market Expansion Index Fund
Bala Iyer	0	0.000	0	0.000	0	0.000
Michael Loeffler	0	0.000	0	0.000	0	0.000
Michigan Municipal Bond Fund
David Sivinski	0	0.000	0	0.000	0	0.000
Kimberly Bingle	0	0.000	0	0.000	0	0.000

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)
Mortgage-Backed Securities Fund
Douglas Swanson	0	0.000	0	0.000	0	0.000
Michael Sais	0	0.000	0	0.000	0	0.000
Multi-Cap Market Neutral Fund
Bala Iyer	0	0.000	0	0.000	0	0.000
Municipal Income Fund
Richard Taormina	0	0.000	0	0.000	0	0.000
Jennifer Tabak	0	0.000	0	0.000	0	0.000
Ohio Municipal Bond Fund
David Sivinski	0	0.000	0	0.000	0	0.000
Jennifer Tabak	0	0.000	0	0.000	0	0.000
Short Duration Bond Fund
Ricardo F. Cipicchio	0	0.000	0	0.000	0	0.000
Gregg F. Hrivnak	0	0.000	0	0.000	0	0.000
Short Term Municipal Bond Fund
Richard Taormina	0	0.000	0	0.000	0	0.000
Jennifer Tabak	0	0.000	0	0.000	0	0.000
Small Cap Growth Fund
Eytan Shapiro	0	0.000	1	36.000	0	0.000
Christopher Jones	0	0.000	0	0.000	0	0.000
Small Cap Value Fund
Dennis Ruhl	0	0.000	0	0.000	0	0.000
Christopher Blum	0	0.000	0	0.000	0	0.000
Tax Free Bond Fund
Richard Taormina	0	0.000	0	0.000	0	0.000
Kimberly Bingle	0	0.000	0	0.000	0	0.000
Technology Fund
T. Gary Liberman	0	0.000	0	0.000	0	0.000
Treasury & Agency Fund
Scott Grimshaw	0	0.000	0	0.000	0	0.000
Peter M. Simons	0	0.000	0	0.000	0	0.000
Ultra Short Term Bond Fund
Michael Sais	0	0.000	0	0.000	0	0.000
Gregg F. Hrivnak	0	0.000	0	0.000	0	0.000
Richard Figuly	0	0.000	0	0.000	0	0.000
West Virginia Municipal Bond Fund
David Sivinski	0	0.000	0	0.000	0	0.000
Jennifer Tabak	0	0.000	0	0.000	0	0.000

Potential Conflicts of Interest

The charts above show the number, type and market value as of June 30, 2005 (other than the U.S. Real Estate Fund) of the accounts other than the Fund that are managed by the Funds’ portfolio managers. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the Investment Adviser and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio (for example, high yield investments for the Strategic Income Fund) are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

The Investment Adviser and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Investment Adviser and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Investment Adviser or its affiliates could be viewed as having a conflict of interest to the extent that the Investment Adviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Investment Adviser or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon the Investment Adviser and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Investment Adviser or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Investment Adviser and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase the Investment Adviser and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Investment Adviser or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, the Investment Adviser or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, the Investment Adviser or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments the Investment Adviser or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. It should be recognized that such policies may preclude a Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

The Investment Adviser and/or its affiliates serve as advisor to the Funds, to the JPMorgan SmartRetirement Funds (collectively, the “JPMorgan SmartRetirement Funds”) and to the JPMorgan Investor Funds (collectively, the “Investor Funds”). The JPMorgan SmartRetirement Funds and the Investor Funds may invest in shares of the Funds (other than the JPMorgan SmartRetirement Funds and the Investor Funds). Because the Investment Adviser and/or its affiliates is the adviser to the Funds and it or its affiliates is adviser to the JPMorgan SmartRetirement Funds and the Investor Funds, it may be subject to certain potential conflicts of interest when allocating the assets of the JPMorgan SmartRetirement Funds and the Investor Funds among the Funds. Purchases and redemptions of Fund shares by a Smart Retirement Fund or an Investor Fund due to reallocations or rebalancings may result in a Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a Fund’s transaction costs. Large redemption by a JPMorgan SmartRetirement Fund or an Investor Fund may cause a Fund’s expense ratio to increase due to a resulting smaller asset base. In addition, the portfolio managers of the JPMorgan SmartRetirement Funds and the Investor Funds may have access to the holdings of some of the Funds as well as knowledge of and a potential impact on investment strategies and techniques of the Funds.

The goal of the Investment Adviser and its affiliates is to meet their fiduciary obligation with respect to all clients. The Investment Adviser and its affiliates have policies and procedures designed to manage the conflicts. The Investment Adviser and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with the Investment Advisers’ Codes of Ethics and JPMC’s Code of Conduct. With respect to the allocation of investment opportunities, the Investment Adviser and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with the Investment Adviser and its affiliates’ duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the Investment Adviser and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Investment Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Investment Adviser or its affiliates so that fair and equitable allocation will occur over time.

Portfolio Manager Compensation

The Adviser’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by the Adviser or its affiliates. These elements reflect individual performance and the performance of the Adviser’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the Funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the Fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Investment Personnel Holdings

The following table indicates for each Fund the dollar range of shares beneficially owned by each portfolio manager and team leader who serves on a team that manages a Fund, as of June 30, 2005. For Funds that do not have a portfolio manager, this table shows the dollar range of Fund shares beneficially owned by other personnel who are involved in the management of the Fund. This table includes shares beneficially owned by such investment personnel through JPMorgan Investment Advisors’ deferred compensation plan and the JPMorgan Chase 401(k) plan.

Dollar Range of Shares in the Fund
Fund	Name	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000.000
Arizona Municipal Bond Fund	David Sivinski	X
	Jennifer Tabak	X
Core Bond Fund	Douglas Swanson						X
	Ricardo F. Cipicchio	X
Core Plus Bond Fund	Ricardo F. Cipicchio	X
	William Morgan	X
	Duane Huff	X
	Mark Jackson			X
Diversified Mid Cap Growth Fund	Christopher Jones	X
	Timothy Parton	X
Diversified Mid Cap Value Fund	Jonathan K. L. Simon	X
	Lawrence E. Playford	X
Equity Income Fund	Jonathan K. L. Simon	X
	Clare Hart	X
Equity Index Fund	Bala Iyer	X
	Michael Loeffler		X
Government Bond Fund	Michael Sais	X
	Scott Grimshaw	X
High Yield Bond Fund	William J. Morgan					X
	James P. Shanahan	X
Intermediate Bond Fund	Douglas Swanson			X
	Scott Grimshaw	X
International Equity Index Fund	Bala Iyer			X
	Michael Loeffler		X
Investor Balanced Fund	Bala Iyer	X
	Michael Loeffler	X
	Matthew Constancio	X
	Duane Huff	X
Investor Conservative Growth Fund	Bala Iyer	X
	Michael Loeffler		X
	Matthew Constancio	X
	Duane Huff	X

Dollar Range of Shares in the Fund
Fund	Name	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000.000
Investor Growth & Income Fund	Bala Iyer	X
	Michael Loeffler	X
	Matthew Constancio	X
	Duane Huff	X
Investor Growth Fund	Bala Iyer	X
	Michael Loeffler	X
	Matthew Constancio	X
	Duane Huff	X
Intrepid Mid Cap Fund	Silvio Tarca			X
	Robert Weller		X
Kentucky Municipal Bond Fund	David Sivinski	X
	Kimberly Bingle	X
Large Cap Growth Fund	Giri Devulapally	X
Large Cap Value Fund	Bradford Frishberg	X
Louisiana Municipal Bond Fund	David Sivinski	X
	Kimberly Bingle	X
Market Expansion Index Fund	Bala Iyer	X
	Michael Loeffler	X
Michigan Municipal Bond Fund	David Sivinski	X
	Kimberly Bingle	X
Mortgage-Backed Securities Fund	Douglas Swanson					X
	Michael Sais	X
Multi-Cap Market Neutral Fund	Bala Iyer						X
Municipal Income Fund	Richard Taormina	X
	Jennifer Tabak	X
Ohio Municipal Bond Fund	David Sivinski	X
	Jennifer Tabak	X
Short Duration Bond Fund	Ricardo F. Cipicchio	X
	Gregg F. Hrivnak	X
Short Term Municipal Bond Fund	Richard Taormina	X
	Jennifer Tabak	X
Small Cap Growth Fund	Eytan Shapiro			X
	Christopher Jones	X
Small Cap Value Fund	Dennis Ruhl	X
	Christopher Blum	X
Tax Free Bond Fund	Richard Taormina	X
	Kimberly Bingle	X

Dollar Range of Shares in the Fund
Fund	Name	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000.000
Technology Fund	T. Gary Liberman	X
Treasury & Agency Fund	Scott Grimshaw	X
	Peter M. Simons	X
Ultra Short Term Bond Fund	Michael Sais					X
	Gregg F. Hrivnak	X
	Richard D. Figuly	X
West Virginia Municipal Bond Fund	David Sivinski	X
	Jennifer Tabak	X

Code of Ethics

The Trust, JPMorgan Investment Advisors, JPMIM, JPMHYP, SC-R&M and JPMDS have each adopted codes of ethics under Rule 17j-1 of the 1940 Act.

The Trust’s code of ethics includes policies which require “access persons” (as defined in Rule 17j-1) to: (i) place the interest of Trust Shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trust or with a Fund. The Trust’s code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trust or a Fund; (ii) making to the Trust or a Fund any untrue statement of a material fact or omitting to state to the Trust or a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trust or a Fund; or (iv) engaging in any manipulative practice with respect to the Trust or a Fund. The Trust’s code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

The code of ethics adopted by JPMorgan Investment Advisors, JPMIM, JPMHYP and SC-R&M (each an “investment adviser”) requires that all employees must: (i) place the interest of the accounts which are managed by the investment adviser first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee’s position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of each investment adviser are also prohibited from certain mutual fund trading activity including “excessive trading” of shares of a mutual fund as described in the applicable Fund’s Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. The investment advisers’ code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities).

JPMDS’s code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee’s position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity including “excessive trading” of shares of a mutual fund as described in the applicable Fund’s Prospectuses or SAI or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS’s code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such code of ethics.

Portfolio Transactions

Pursuant to the Advisory and Sub-Advisory Agreements, the Managers determine, subject to the general supervision of the Board of Trustees of the Trust and in accordance with each Fund’s investment objective and restrictions, which securities are to be purchased and sold by each such Fund and which brokers are to be eligible to execute its portfolio transactions. Purchases and sales of portfolio securities with respect to the Income Funds, and the Funds of Funds usually are principal transactions in which portfolio securities are purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include (but not in the case of mutual fund shares purchased by the Funds of Funds) a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges (other than certain foreign stock exchanges) involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Trust, where possible, will deal directly with the dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere. While the Managers generally seek competitive spreads or commissions, the Trust may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions, including their frequency, to various broker-dealers is determined by the Managers, with respect to the Funds each serves, based on their best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Managers are authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Funds and/or other accounts over which the Managers or their affiliates exercise investment discretion. The Managers may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that a Manager determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction and the overall responsibilities of the Managers to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to the Managers in connection with their services to other clients.

Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement or by a Subadviser under a Subadvisory Agreement. The advisory fees that the Funds pay to the Adviser (or the subadvisory fees that the Adviser pays to a Subadviser) are not reduced as a consequence of the Adviser’s or a Subadviser’s receipt of brokerage and research services. To the extent the Funds’ portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser or a Subadviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients are not expected to reduce the expenses of the Adviser or a Subadviser, the Adviser or a Subadviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by a Manager, as the case may be, and does not reduce the advisory fees payable to a Manager by the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

In an effort to minimize the potential conflicts of interest, JPMorgan Investment Advisors does not enter into any “soft dollar” arrangements whereby a broker pays for services (such as Bloomberg, Reuters or Factset) on behalf of JPMorgan Investment Advisors. To the extent that JPMorgan Investment Advisors had soft dollar arrangements in existence as of December 31, 2003 whereby a broker paid for these services, such arrangements were terminated in 2004 as they were fulfilled and were not renewed by JPMorgan Investment Advisors.

While JPMorgan Investment Advisors does not have soft dollar arrangements for services as described above, JPMorgan Investment Advisors may continue to allocate brokerage transactions to brokers for their proprietary research. Many brokers do not assign a hard dollar value to the research they provide, but rather bundle the cost of such research into their commission structure. It is noted in this regard that some research that is available only under a bundled commission structure is particularly important to the investment process. For the fiscal year ended June 30, 2005, JPMorgan Investment Advisors allocated brokerage commissions of approximately $24,058,339 to brokers who provided broker research including third party broker research.

Neither SC-R&M nor JPMorgan High Yield Partners enters into soft dollar arrangements whereby a broker pays for research services such as Bloomberg, Reuters or Factset. From time to time, JPMorgan High Yield Partners and SC-R&M may receive or have access to research generally provided by a broker to the broker’s institutional clients that trade with the broker in the sector of the securities markets in which JPMorgan High Yield Partners and SC-R&M are active, namely high yield securities in the case of JPMorgan High Yield Partners and real estate securities in the case of SC-R&M. In addition, SC-R&M may consider the value-added quality of proprietary broker research received from brokers in allocating trades to brokers subject always to the objective of obtaining best execution. For the period ending December 31, 2005, total compensation paid by the JPMorgan U.S. Real Estate Fund to brokers who provided broker research amounted to $375,882. JPMorgan High Yield Partners does not allocate trades to brokers based on research through its internal allocation procedures or an understanding or agreement with the broker.

Effective February 19, 2005, JPMIM serves as investment advisor to the International Equity Index Fund. Under JPMIM’s policy, “soft dollar” services refer to arrangements which fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended, which allow JPMIM to allocate client brokerage transactions to a broker-dealer in exchange for products or services that are research and brokerage-related and enhance the investment decision-making process. These services include third party research, market data services and proprietary broker-dealer research. Effective February 19, 2005, the Funds stopped participating in soft dollar arrangements for market data services and third-party research. However, the Funds continue to receive proprietary research where broker-dealers typically incorporate the cost of such research into their commission structure. The International Equity Index Fund will not participate in JPMIM’s soft dollar arrangements described above, but may continue to allocate brokerage transactions to brokers for their proprietary research. For the fiscal year ended June 30, 2005, JPMIM allocated brokerage commissions of approximately $214,737 to brokers who provided broker research including third party broker research for the International Equity Index Fund.

The Trust will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with its investment advisors or their affiliates except as may be permitted under the 1940 Act, and will not give preference to correspondents of JPMorgan Chase subsidiary banks with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

During the last fiscal year, JPMorgan Investment Advisors utilized JPMorgan Securities, Inc. (“JPMSI”) to execute portfolio transactions for the Funds.

The SEC has granted an exemptive order permitting the Funds to engage in certain principal transactions with JPMSI, now an affiliated broker. The first order permits each Fund to deal with JPMSI as principal in the purchase and sale of taxable money market instruments (including commercial paper, bankers acceptances and medium term notes) and repurchase agreements. The order is subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.

In the fiscal years ended June 30, 2003, 2004 and 2005, each of the Funds of the Trust that paid brokerage commissions and the amounts paid for each year were as follows:

BROKERAGE COMMISSIONS

	Fiscal Year Ended June 30,
Fund	2003	2004	2005
Core Plus Bond	NA	NA	$1,841,813
Diversified Mid Cap Growth	$4,539,154	$3,573,412	$5,478,201
Diversified Mid Cap Value	$6,064,487	$1,599,133	$2,695,209
Equity Income	$344,444	$229,607	$653,241
Equity Index	$100,531	$39,254	$355,197
High Yield Bond	NA	$15,526	$11,706
International Equity Index	$390,932	$382,682	$155,494
Intrepid Mid Cap	$1,951,734	$2,832,614	$4,196,685
Large Cap Growth	$4,605,187	$2,566,535	$3,459,531
Large Cap Value	$3,654,951	$1,427,641	$703,222
Market Expansion Index	$194,166	$386,157	$5,869,460
Multi-Cap Market Neutral	$576,340	$16,037,517	$2,520,041
Short Term Municipal Bond	NA	$15,000	NA
Small Cap Growth	$2,254,737	$1,085,389	$1,248,265
Small Cap Value	$1,852,753	$1,486,399	$66,872
Tax Free Bond	NA	NA	$11
Technology	$55,938	$27,516	$2,671

In the fiscal years ended December 31, 2003, 2004 and 2005, the U.S. Real Estate Fund (or its Predecessor) paid brokerage commissions in the amounts for the years as follows:

	Fiscal Year Ended December 31,
Fund	2003	2004	2005
U.S. Real Estate	$588,509	$483,290	$478

As of June 30, 2005, certain Funds owned securities of their regular broker dealers (or parents) as shown below:

Fund	Name of Broker-Dealer	Value of Securities Owned
		(000’s)
Core Bond	Citigroup	$479,773
	Wachovia	21,511
	Bear Stearns	10,811
	Merrill Lynch & Co., Inc.	34,631
	Morgan Stanley & Co.	18,725
	Goldman Sachs Group, Inc.	71,162
	Credit Suisse First Boston, Inc.	13,818
	Lehman Brothers	56,369
Core Plus Bond	Credit Suisse First Boston, Inc.	5,868
	Bear Stearns	5,363
	Citigroup	5,378
	Wachovia	1,983
	Goldman Sachs Group, Inc.	6,782
	Lehman Brothers	18,117
	Merrill Lynch & Co., Inc.	4,559
	Morgan Stanley & Co.	22,716
	UBS Securities	76,837
Government Bond	Morgan Stanley & Co.	178,852
High Yield Bond	Morgan Stanley & Co.	42,000
	Credit Suisse First Boston, Inc.	65,000
	Lehman Brothers	13,000
	Merrill Lynch & Co., Inc.	50,000
Intermediate Bond	Bear Stearns	5,809
	Credit Suisse First Boston, Inc.	9,162
	Goldman Sachs Group, Inc.	17,036
	Lehman Brothers	56,007
	Merrill Lynch & Co., Inc.	22,246
	Morgan Stanley & Co.	11,894
	Wachovia	6,333
	Citigroup	10,743
	UBS Securities	24,019
Short Duration Bond	Bear Stearns	9,992
	Merrill Lynch & Co., Inc.	5,610
	Credit Suisse First Boston, Inc.	7,117
	Goldman Sachs Group, Inc.	8,570
	Lehman Brothers	56,013
	Morgan Stanley & Co.	22,091
	Citigroup	1,139
Ultra Short Term Bond	Wachovia	2,714
	Bear Stearns	28,851
	Credit Suisse First Boston, Inc.	33,038
	Lehman Brothers	14,518
	Morgan Stanley & Co.	42,897
	Merrill Lynch & Co., Inc.	4,835

Fund	Name of Broker-Dealer	Value of Securities Owned
		(000’s)
Intrepid Mid Cap	Morgan Stanley & Co.	$5,500
	Citigroup	782
	Lehman Brothers	15,128
	Merrill Lynch & Co., Inc.	14,173
	Goldman Sachs Group, Inc.	21,000
Diversified Mid Cap Growth	Goldman Sachs Group, Inc.	40,000
	Lehman Brothers	5,000
	Merrill Lynch & Co., Inc.	35,000
	Morgan Stanley & Co.	99,489
Diversified Mid Cap Value	Merrill Lynch & Co., Inc.	34,000
	Morgan Stanley & Co.	73,358
Equity Income	Morgan Stanley & Co.	55,995
	Citigroup	22,696
	Lehman Brothers	449
	Merrill Lynch & Co., Inc.	224
Equity Index	Bear Stearns	1,995
	Goldman Sachs Group, Inc.	7,614
	Lehman Brothers	4,638
	Merrill Lynch & Co., Inc.	7,883
	Morgan Stanley & Co.	163,109
	Wachovia	13,206
	Citigroup	40,619
	JPMorgan	20,990
International Equity Index	Lehman Brothers	171,000
Large Cap Growth	Citigroup	724
	Lehman Brothers	2,171
	Merrill Lynch & Co., Inc.	1,085
	Goldman Sachs Group, Inc.	10,000
	Lehman Brothers	5,000
	Morgan Stanley & Co.	66,581
Large Cap Value	Citigroup	76,379
	Lehman Brothers	1,478
	Merrill Lynch & Co., Inc.	739
	Morgan Stanley & Co.	69,601
Market Expansion	Goldman Sachs Group, Inc.	6,000
	Morgan Stanley & Co.	5,500
	Citigroup	389
	Lehman Brothers	16,166
	Merrill Lynch & Co., Inc.	583
	UBS Securities	105,050
Multi-Cap Market Neutral	Bear Stearns	5,708
	Goldman Sachs Group, Inc.	2,690
	Lehman Brothers	5,540
	Citigroup	3,611
Small Cap Growth	Citigroup	2,197
	Lehman Brothers	6,335
	Merrill Lynch & Co., Inc.	1,474
	Goldman Sachs Group, Inc.	86,971
	Lehman Brothers	40,000
Small Cap Value	Citigroup	3,949
	Lehman Brothers	31,014
	Merrill Lynch & Co., Inc.	20,520
	Goldman Sachs Group, Inc.	95,897
Technology	Citigroup	$7
	Lehman Brothers	23
	Merrill Lynch & Co., Inc.	11

Investment decisions for each Fund of the Trust are made independently from those for the other Funds or any other investment company or account managed by the Manager. Any such other investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a given Fund and another Fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Manager or the Sub-Adviser of the given Fund believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Manager may aggregate the securities to be sold or purchased by it for a Fund with those to be sold or purchased by it for other Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory and Sub-Advisory Agreements, in making investment recommendations for the Trust, the Manager will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of the Manager or their parents or subsidiaries or affiliates and, in dealing with its commercial customers, the Manager and their respective parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

Administrator

JPMorgan Funds Management, Inc. (formerly known as One Group Administrative Services, Inc.), 1111 Polaris Parkway, Columbus, Ohio 43240, serves as administrator for the Trust (“JPMFM” or the “ADMINISTRATOR”). JPMFM is an affiliate of JPMorgan Investment Advisors, and an indirect wholly-owned subsidiary of JPMorgan Chase.

The Administrator performs or supervises all operations of each Fund it serves (other than those performed under the Advisory Agreement, the Global Custody and Fund Accounting Agreement and the Transfer Agency Agreement for that Fund). Under the Administration Agreement, the Administrator has agreed to maintain the necessary office space for the Funds, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns, and generally assists in all aspects of the Trust’s operations other than those performed under the Advisory Agreement, the Global Custody and Fund Accounting Agreement and the Transfer Agency Agreement. Under the Administration Agreement, the Administrator may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement.

Unless sooner terminated, the Administration Agreement between the Trust and the Administrator will continue in effect through October 31, 2005. Thereafter, if not terminated, the Administration Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Trust’s Board of Trustees who are not parties to the Administration Agreement or interested persons of any such party. The Administration Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Trust’s Board of Trustees or by the Administrator. The termination of the Administration Agreement with respect to one Fund will not result in the termination of the Administration Agreement with respect to any other Fund. Through June 30, 2005, the Administrator paid a portion of the fees it received to BISYS Fund Services, L.P. for its services as each Fund’s sub-administrator. Beginning July 1, 2005, the Administrator hired JPMIS as each Fund’s sub-administrator. JPMIS will receive a portion of the fees received by JPMFM for the services that it provides to the Funds.

The Administrator is entitled to a fee for its services, which is calculated daily and paid monthly, at the annual rates specified below for the Funds as follows:

Effective February 19, 2005, compensation for each of the Funds of Funds is at annual rates as follows: 0.10% of the Fund’s average daily net assets on the first $500 million in Fund assets; 0.075% of the Fund’s average daily net assets between $500 million and $1 billion and 0.05% of the Fund’s average daily net assets in excess of $1 billion. Compensation for each of the Income Funds, Equity Funds and Municipal Bond Funds shall be at annual rates as follows: 0.15% of the first $25 billion of average daily net assets of such Funds in the JPMorgan Funds Complex and 0.075% of average daily net assets of all such Funds over $25 billion.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Prior to February 19, 2005, the Administrator was entitled to the following compensation, for its services, which is calculated daily and paid monthly for each of the Funds other than the Income Funds, Equity Funds and Municipal Bond Funds of Funds: Compensation for each of the Income Funds, Equity Funds and Municipal Bond Funds shall be at annual rates of the Fund’s average daily net assets as follows: twenty one-hundredths of one percent (0.20%) of amounts included in that portion of the aggregate daily net assets of all Income Funds, Equity Funds and Municipal Bond Funds subject to the Administration Agreement equal to or less than $1,500,000,000; eighteen one-hundredths of one percent (0.18%) of amounts included in the portion of the aggregate daily net assets of all Income Funds, Equity Funds and Municipal Bond Funds subject to the Administration Agreement between $1,500,000,000 and $2,000,000,000; and sixteen one-hundredths of one percent (0.16%) of amounts included in that portion of the aggregate daily net assets of all Income Funds, Equity Funds and Municipal Bond Funds subject to the Administration Agreement in excess of $2,000,000,000. The fees pertaining to each Income Funds, Equity Funds and Municipal Bond Funds shall be computed daily in amounts strictly proportionate to the amount of the Fund’s average daily net assets as a percentage of the aggregate daily net assets of all Income Funds, Equity Funds and Municipal Bond Funds subject to this Agreement, and shall be paid periodically.

Through February 18, 2005, compensation for each of the Fund of Funds was at annual rates as follows: ten one-hundredths of one percent (0.10%) of the Fund’s average daily net assets on the first $500,000,000 in Fund assets; seven and one-half one-hundredths of one percent (0.075%) of the Fund’s average daily net assets between $500,000,000 and $1,000,000,000; and five one-hundredths of one percent (0.05%) of the Fund’s average daily net assets in excess of $1,000,000,000.

The Trust paid fees for administrative services to JPMorgan Funds Management, Inc. as Administrator for the fiscal years ended June 30, 2003, 2004, and 2005 as follows:

	Fiscal Year Ended June 30,
	2003			2004		2005
Fund	Waived	Net		Waived	Net	Waived	Net
Arizona Municipal Bond	$—	$271,839		$—	$245,655	$—	$202,860
Core Bond	$180,144	$6,537,655		$195,286	$8,648,852	$597,165	$6,575,533
Core Plus Bond	$49,009	$2,142,771		$87,620	$2,143,448	$33,565	$1,908,315
Diversified Mid Cap Growth	$79,861	$2,924,711		$77,072	$3,995,533	$122,716	$2,941,552
Diversified Mid Cap Value	$57,570	$2,119,289		$95,223	$2,780,098	$47,915	$2,230,836
Equity Income	$7,874	$713,959		$4,127	$760,665	$72,014	$626,182
Equity Index	$1,409,769	$2,444,082		$480,599	$4,108,294	$1,142,805	$2,345,617
Government Bond	$18,886	$1,678,266		$13,878	$1,677,853	$89,442	$1,338,266
High Yield Bond	$37,300	$989,314		$55,280	$1,651,032	$27,851	$1,751,203
Intermediate Bond	$69,691	$2,933,786		$106,394	$3,268,575	$250,310	$2,353,809
International Equity Index	$24,944	$848,662		$41,887	$1,136,394	$12,224	$1,290,639
Intrepid Mid Cap	$40,927	$1,400,034		$47,910	$1,711,151	$11,661	$1,270,322
Investor Balanced	$—	$697,228		$—	$958,431	$13,834	$1,145,688
Investor Conservative Growth	$—	$349,738		$—	$564,010	$47,076	$652,429
Investor Growth	$356,965	$233,159		$283,077	$506,086	$278,627	$641,775
Investor Growth & Income	$—	$852,267		$—	$1,085,990	$15,485	$1,234,471
Kentucky Municipal Bond	$4	$243,460		$899	$211,547	$10	$167,025
Large Cap Growth	$66,380	$3,022,757		$120,770	$3,452,917	$38,038	$2,840,015
Large Cap Value	$43,194	$1,746,623		$90,339	$2,222,042	$206,389	$1,878,503
Louisiana Municipal Bond	$1,428	$241,536		$550	$224,467	$2,559	$156,607
Market Expansion Index	$4,740	$158,893		$9,128	$372,513	$6,458	$746,715
Michigan Municipal Bond	$1,903	$529,458		$281	$504,401	$4	$405,394
Mortgage-Backed Securities	$153,923	$1,309,675		$75,492	$2,103,671	$426,699	$1,707,466
Multi-Cap Market Neutral	$—	$30,251	(a)	$—	$948,832	$170,871	$1,557,934
Ohio Municipal Bond	$4,545	$426,394		$187	$428,075	$22	$337,562
Short Duration Bond	$7,771	$1,759,331		$7,074	$2,042,538	$227,103	$1,611,950
Short Term Municipal Bond	$—	$698,150		$—	$919,550	$9,150	$725,184
Small Cap Growth	$5,345	$715,010		$—	$1,075,186	$45,144	$949,803
Small Cap Value	$33,389	$1,033,787		$54,313	$1,489,730	$26,226	$1,371,407
Tax Free Bond	$—	$999,884		$—	$898,300	$—	$940,430
Municipal Income	$—	$2,064,424		$—	$1,865,519	$—	$1,387,846
Technology	$3,050	$39,651		$1,816	$55,269	$9,251	$33,047
Treasury & Agency	$3,290	$423,213		$1,198	$357,133	$25,414	$226,206
Ultra Short Term Bond	$229,315	$2,557,249		$112,076	$3,529,392	$551,597	$2,467,692
West Virginia Municipal Bond	$628	$165,084		$3,443	$174,551	$—	$146,070

(a)	Fees for the period from the commencement of operations to June 30, 2003.

The Trust, on behalf of the U.S. Real Estate Fund, paid fees for administrative services to JPMorgan Funds Management, Inc. as Administrator for the period from February 19, 2005 through December 31, 2005 in the amount of $530,731 and waived fees in the amount of $64,819.

Predecessor U.S. Real Estate Fund—Administrators, Predecessor Administrators and Sub-Administrators

For the period from January 22, 2005 through February 18, 2005 (the closing date of the merger of the Predecessor U.S. Real Estate Fund with the U.S. Real Estate Fund), JPMorgan Funds Management, Inc. served as administrator to the Predecessor U.S. Real Estate Fund pursuant to an administration agreement (the “Stub Period Agreement”). The Stub Period Agreement provided that JPMorgan Funds Management would assist in supervising all operations of the Fund (other than those performed under the investment advisory agreement, the custodian and fund accounting agreement and the transfer agency agreement). The Stub Period Agreement further provided that JPMorgan Funds Management would, among other services identified in the Stub Period Agreement, prepare annual and semi-annual reports to the SEC including the financial statements contained therein, prepare various filings required by the federal securities laws, prepare federal and state tax returns, and generally assist in all aspects of the Predecessor U.S. Real Estate Fund’s operations other than those performed under the investment advisory agreement, the custodian and fund accounting agreement and the transfer agency agreement. Under the Stub Period Agreement, JPMorgan Funds Management was permitted to, at its expense, subcontract with any entity or person concerning the provision of services under the Stub Period Agreement.

The Stub Period Agreement provided that JPMorgan Funds Management would not be liable for any error of judgment or mistake of law or any loss suffered by the Predecessor U.S. Real Estate Fund in connection with the matters to which the Stub Period Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

For the period of January 22, 2005 through February 18, 2005, JPMorgan Funds Management, was entitled to a fee for its services under the Stub Period Agreement, which was calculated daily and paid monthly, at the annual rate of the Predecessor U.S. Real Estate Fund’s average daily net assets as follows: twenty one-hundredths of one percent (0.20%) of amounts included in that portion of the aggregate daily net assets of (1) all series of One Group Mutual Funds other than the One Group Institutional Money Market Funds and the One Group Investor Funds and (2) the Predecessor U.S. Real Estate Fund (together referred in the Agreements as the “Multiple Class Funds”) equal to or less than $1,500, 000,000; eighteen one-hundredths of one percent (0.18%) of amounts included in the portion of the aggregate daily net assets of all Multiple Class Funds between $1,500,000,000 and $2,000,000,000; and sixteen one-hundredths of one percent (0.16%) of amounts included in that portion of the aggregate daily net assets of all Multiple Class Funds in excess of $2,000,000,000. However,

JPMorgan Funds Management agreed to waive its fee under the Stub Period Agreement to the extent necessary for the Fund to be charged an effective rate of no more than 0.10% of the Fund’s average daily net assets. The fees pertaining to each Multiple Class Fund were computed daily in amounts strictly proportionate to the amount of the Multiple Class Fund’s average daily net assets as a percentage of the aggregate daily net assets of all Multiple Class Funds. Such compensation was calculated and accrued daily, and paid to the Administrator on the first business day of each month, or at such times(s) as the Administrator requested and the parties thereto agreed.

No fees were paid to JPMorgan Funds Management by the Predecessor U.S. Real Estate Fund during such fund’s fiscal years ended December 31, 2003 and 2004. JPMorgan Funds Management, Inc. was paid $5,817 in fees for the period from January 22, 2005 through February 18, 2005 of which $0 was waived.

Prior to January 22, 2005, SC-R&M served as administrator pursuant to a fund administration and accounting agreement with the Predecessor U.S. Real Estate Fund (the “Security Capital Administration Agreement”) under which SC-R&M performed certain administrative functions for the Fund, including, but not limited to, (i) providing office facilities and the services of a principal financial officer; (ii) furnishing statistical and research data, clerical services and stationery and office supplies; (iii) keeping and maintaining all financial accounts and required records (other than those required to be maintained by the Predecessor U.S. Real Estate Fund’s Custodian and Transfer Agent); (iv) computing and transmitting to the appropriate service the Predecessor U.S. Real Estate Fund’s net asset value, net income and net capital gain (loss) in accordance with the Predecessor U.S. Real Estate Fund’s Prospectus and resolutions of its Board of Directors; (v) compiling data for and preparing required reports and notices to shareholders of record; (vi) compiling data for, preparing for execution and filing all reports of other documents, including tax returns, required by federal, state and other applicable laws and regulations (other than those required to be filed by the Predecessor U.S. Real Estate Fund’s Custodian or Transfer Agent); (vii) assisting in developing and monitoring compliance procedures for the Predecessor U.S. Real Estate Fund and any class or series thereof; (viii) determining, together with the Predecessor U.S. Real Estate Fund’s Board of Directors, the jurisdictions in which the Predecessor U.S. Real Estate Fund’s shares should be registered or qualified for sale and, in connection therewith, being responsible for the registration for sale and maintenance of the registrations of shares for sale under the securities laws of any state; (ix) providing financial data requested by the Predecessor U.S. Real Estate Fund and its outside counsel; (x) performing such other duties related to the administration of the Predecessor U.S. Real Estate Funds operations as reasonably requested by the Board of Directors, from time to time; and (xi) assisting in the monitoring of regulatory and legislative developments which may affect the Predecessor U.S. Real Estate Fund and, in response to such developments, counseling and assisting the Predecessor U.S. Real Estate Fund in routine regulatory examinations or investigations of the Predecessor U.S. Real Estate Fund and working with outside counsel to the Predecessor U.S. Real Estate Fund in connection with regulatory matters or litigation.

The Predecessor U.S. Real Estate Fund retained State Street Bank and Trust Company as sub-administrator (the “Sub-Administrator”) under a sub-administration agreement (the “Security Capital Sub-Administration Agreement”).

Under the Security Capital Sub-Administration Agreement, the Sub-Administrator assumed responsibility for performing certain of the foregoing administrative functions, including overseeing the determination and publication of the net asset value of the Predecessor U.S. Real Estate Fund’s shares, maintaining certain of the Fund’s books and records that were not maintained by SC-R&M as investment adviser, or by the Custodian or Transfer Agent, preparing financial information for the Fund’s income tax returns, proxy statements, semi-annual and annual shareholders reports, and SEC filings, and responding to certain shareholder inquiries. Under the terms of the Security Capital Sub-Administration Agreement, the Predecessor U.S. Real Estate Fund paid the Sub-Administrator a monthly administration fee at the annual rate of .08% of the first $750 million, 0.06% of the next $250 million and 0.04% of the Predecessor U.S. Real Estate Fund’s average daily net assets over $1 billion, subject to an additional $7,500 annual fee for each class of shares excluding the first class and subject to an average annual minimum fee of $85,000 per investment portfolio, lesser minimum fees for each additional investment portfolio and subject to other fees that may be applicable.

From January 1, 2003 to December 31, 2003, the sub-administrator earned $219,163 for providing sub-administrative services to the Predecessor U.S. Real Estate Fund and Security Capital Estate Share (“SC-EUROPEAN”).

Under the Security Capital Administration Agreement, SC-R&M remained responsible for monitoring and overseeing the performance by the Sub-Administrator of its obligations to the Fund under the Sub-Administration Agreement, subject to the overall authority of the Predecessor U.S. Real Estate Fund’s Board of Directors. For its services under the Administration Agreement, SC-R&M received a monthly fee from the Predecessor U.S. Real Estate Fund at the annual rate of 0.02% of the value of the Fund’s average daily net assets. For the period January 1, 2003 through December 31, 2003, SC-R&M earned $51,093 for providing services to the Predecessor U.S. Real Estate Fund and SC-EUROPEAN, for the period January 1, 2004 through December 31, 2004, SC-R&M earned $308,892 for providing services to the Predecessor U.S. Real Estate Fund and for the period January 1, 2005 through January 21, 2005, SC-R&M earned $18,681 for providing services to the Predecessor U.S. Real Estate Fund.

Distributor and Predecessor Distributor

Effective April 1, 2002, JPMorgan Distribution Services, Inc. (formerly known as One Group Dealer Services, Inc.), 1111 Polaris Parkway, Columbus, Ohio (“JPMDS” or the “DISTRIBUTOR”), began serving as distributor to each Fund of the Trust pursuant to a Distribution Agreement dated as of April 1, 2002. JPMDS is an affiliate of JPMorgan Investment Advisors and a direct, wholly-owned subsidiary of JPMorgan Chase.

JPMDS is a broker-dealer registered with the SEC, and is a member of the National Association of Securities Dealers. The Board has approved a new distribution agreement with the Distributor that became effective February 19, 2005. Unless otherwise terminated, the Distribution Agreement will continue in effect until October 31, 2006 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Trust’s Board of Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Trust’s Board of Trustees or the vote of a majority of the outstanding voting securities of such Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days prior written notice, by the Trust’s Board of Trustees, by vote of majority of the outstanding voting securities of the Trust or by the Distributor. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act.

The One Group Services Company, 3435 Stelzer Road, Columbus, Ohio 43219, a wholly owned subsidiary of the BISYS Group, served as sole Distributor to each Fund of the Trust pursuant to its Distribution Agreement with the Trust from November 1, 1995 until March 31, 2002.

The following table describes the compensation paid to the principal underwriter, JPMDS, for the fiscal year ended June 30, 2005.

Funds	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases(1)	Brokerage Commissions	Other Compensation(1)
Arizona Municipal Bond Fund	$33,075.32	$16,709.81	$—	$70,254.62
Core Bond Fund	102,402.29	316,197.13	427.49	2,289,514.95
Core Plus Bond Fund	9,299.64	26,250.71	176.43	262,249.61
Diversified Mid Cap Growth Fund	33,386.57	413,853.05	1,726.41	3,610,092.73
Diversified Mid Cap Value Fund	74,604.03	204,364.61	4,669.94	1,383,398.48
Equity Income Fund	23,436.66	62,144.25	(911.20)	866,944.95
Equity Index Fund	50,651.82	449,413.44	1,682.21	4,818,220.40
Government Bond Fund	38,051.45	325,739.04	1,380.22	1,314,268.24
High Yield Bond Fund	38,669.62	115,568.22	12.18	826,129.14
Intermediate Bond Fund	65,289.16	398,676.00	0.22	2,237,523.00
International Equity Index Fund	13,702.24	17,413.01	818.94	307,101.77
Intrepid Mid Cap Fund	6,705.89	97,942.61	785.49	504,018.23
Investor Balanced Fund	1,025,032.35	1,691,599.15	3,954.85	8,878,093.44
Investor Conservative Growth Fund	578,203.65	920,728.35	1,416.19	4,364,007.22
Investor Growth & Income Fund	954,446.92	2,124,010.15	5,234.35	9,811,445.00
Investor Growth Fund	450,253.61	1,421,604.37	4,291.55	6,982,057.08
Kentucky Municipal Bond Fund	11,613.51	8,546.15	0.01	122,564.05
Large Cap Growth Fund	21,307.85	434,096.27	1,753.21	3,087,816.10
Large Cap Value Fund	23,402.52	42,829.45	602.84	427,603.43
Louisiana Municipal Bond Fund	12,713.64	41,105.65	0.01	245,535.95
Market Expansion Fund	40,015.62	54,000.12	47.59	505,794.20
Michigan Municipal Bond Fund	37,331.28	78,141.21	—	474,131.88
Mortgage Backed Securities Fund	3,156.04	—	—	29,121.96
Multi-Cap Market Neutral Fund	26,228.52	178,519.08	320.00	2,612,785.38
Municipal Income Fund	56,544.50	199,159.86	324.01	1,321,816.58
Ohio Municipal Bond Fund	44,090.78	113,954.46	0.02	644,066.34
Short Duration Bond Fund	13,004.37	141,123.50	486.78	1,113,127.77
Short Term Municipal Bond Fund	18,994.18	62,437.71	—	883,019.72
Small Cap Growth Fund	23,758.52	97,031.60	275.40	608,605.02
Small Cap Value Fund	6,684.57	156,409.15	280.41	1,156,699.10
Tax Free Bond Fund	39,773.87	62,532.47	1,081.51	302,065.18
Technology Fund	5,937.33	24,199.17	121.20	127,997.28
Treasury & Agency Fund	23,858.41	75,463.91	6,150.00	500,595.15
Ultra Short Term Bond Fund	27,574.93	294,539.03	—	5,229,619.21
West Virginia Municipal Bond Fund	2,596.34	21,930.40	—	201,573.47

(1)	Includes compensation paid from JPMDS to SG Constellation LLC in connection with financing commissions on Class B Shares.

The aggregate amount of underwriting commissions retained by JPMDS for the fiscal year ended June 30, 2005 was $3,935,798. The aggregate amount of underwriting commissions retained by JPMDS for the fiscal year ended June 30, 2004 was $4,236,477.05 and for the fiscal year ended June 30, 2003 was $2,010,069.90.

Predecessor Distribution and Shareholder Services Plans

Prior to February 19, 2005, the Funds had adopted Predecessor Distribution and Shareholder Services Plans with respect to Class A Shares, Service Class Shares, Class B Shares and Class C Shares (collectively, the “Predecessor Plans”). These Predecessor Plans were terminated effective February 19, 2005. During the fiscal year ended June 30, 2005, payments made for distribution and shareholder services under Rule 12b-1 up until February 18, 2005 were made under these Predecessor Plans and are disclosed with the total fees paid during the fiscal year below under “Combined Amended and Restated Distribution Plan.”

Predecessor U.S. Real Estate Fund—Distributor and Predecessor Distribution Plan

Effective September 1, 2004, JPMDS, began serving as distributor to the Predecessor U.S. Real Estate Fund pursuant to a Distribution Agreement dated as of September 1, 2004. SC-R&M Capital Markets Incorporated, having its principal offices at 11 South LaSalle Street, 2nd Floor Chicago, IL 60603 served as principal underwriter and distributor of the Predecessor U.S. Real Estate Fund’s shares from July 18, 2003 through August 31, 2004. SC-R&M Capital Markets Incorporated was a wholly-owned subsidiary of SC-R&M. Prior to that date, Macquarie Capital Partners served as distributor to the Funds. Under the Distribution and Servicing Agreement for the Predecessor U.S. Real Estate that was in effect through August 31, 2004 with respect to the shares of the Fund, the Distributor offered the Fund’s shares on an agency or “best efforts” basis under which a Fund was required to issue only such shares as are actually sold.

The Board of Directors of the Predecessor U.S. Real Estate Fund adopted a Distribution and Servicing Plan (“Security Capital Plan”) with respect to Class S Shares of the Fund. The annual compensation payable by the Predecessor U.S. Real Estate Fund to the Distributor under the Security Capital Plan was an amount equal to 0.25% (on an annual basis) of the value of the average daily net assets of Class S shares.

Under the Security Capital Plan, the Predecessor U.S. Real Estate Fund was authorized to pay a distribution fee for distribution activities in connection with the sale of Class S Shares and a service fee for services provided which are necessary for the maintenance of Class S Shares shareholder accounts. To the extent such fee exceeded the expenses of these distribution and shareholder servicing activities, the distributor could retain such excess as compensation for its services and could realize a profit from these arrangements.

The Security Capital Plan was a compensation plan that provided for the payment of a specified distribution and service fee without regard to the distribution and service expenses actually incurred by the distributor. SC-R&M Capital Markets Incorporated could also pay third parties in respect of these services such amount as it determined.

For the period January 1, 2005 through December 31, 2005, the U.S. Real Estate Fund paid $777,035 in distribution fees to distributors.

The following table describes the compensation paid to the principal underwriter, JPMDS, for the period from February 19, 2005 until December 31, 2005:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
U.S. Real Estate Fund	15,198.94	316.54	10,857.05	659,965.56

The aggregate amount of underwriting commissions retained by JPMDS for the fiscal year ended December 31, 2005 was $15,198.94.

Combined Amended and Restated Distribution Plan effective February 19, 2005

On August 12, 2004 the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the plan, approved a Combined Amended and Restated Distribution Plan (the “Combined Distribution Plan”), which became effective on February 19, 2005. The Combined Distribution Plan (i) combines the Predecessor Distribution and Shareholder Service Plan for Class A Shares, the Distribution and Shareholder Services Plan for Class B and Class C Shares, (ii) reduces the fees payable by Class A Shares from 0.35% of the average daily net assets of Class A shares to 0.25% and the fees payable by Class B and Class C Shares from 1.00% of the average daily net assets of Class B and Class C Shares to 0.75%, and (iii) removes shareholder servicing activities related to Class A, Class B and Class C Shares, which will be provided for under the Shareholder Servicing Agreement for such classes.

The distribution fee payable under the Combined Distribution Plan may be used to finance any activity that is primarily intended to result in the sale of Fund shares. To the extent that amounts paid under the Combined Distribution Plan are not used specifically to reimburse the Distributor, such amounts may be treated as compensation for the Distributor’s distribution-related services.

In accordance with Rule 12b-1 under the 1940 Act, the Combined Distribution Plan may be terminated with respect to the Class A Shares, Class B Shares, and Class C Shares, of any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class A Shares, Class B Shares, and Class C Shares, respectively, of that Fund. The Combined Distribution Plan may be amended by vote of the Trust’s Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the Combined Distribution Plan that would materially increase the distribution fee with respect to the Class A Shares, Class B Shares, and Class C Shares, of a Fund requires the approval of that Fund’s Class A, Class B, and Class C, shareholders, respectively. The Trust’s Board of Trustees will review at least on a quarterly basis written reports of the amounts expended under the Combined Distribution Plan indicating the purposes for which such expenditures were made.

Such payments on Class A Shares will be paid to broker-dealers immediately. Such payments on Class B and Class C Shares will be paid to broker-dealers beginning in the 13th month following the purchase of such shares.

For the fiscal year ended June 30, 2005, the distribution fees paid by the Class A, Class B and Class C Shares of the Trust to JPMDS pursuant to the Distribution Plan were as follows:

Funds	Class A	Class B(1)	Class C
	(000’s)	(000’s)	(000’s)
Arizona Municipal Bond	$52	$18	$0
Core Bond	877	809	604
Core Plus Bond	142	89	31
Diversified Mid Cap Growth	1,193	1,941	478
Diversified Mid Cap Value	571	613	200
Equity Income	248	572	47
Equity Index	1,097	2,762	960
Government Bond	259	806	249
High Yield Bond	189	357	280
Intermediate Bond	491	999	748
International Equity Index	110	109	88
Intrepid Mid Cap	299	140	65
Investor Balanced	1,789	6,204	885
Investor Conservative Growth	839	2,901	624
Investor Growth	989	5,305	688
Investor Growth & Income	1,822	7,114	875
Kentucky Municipal Bond	38	84	—
Large Cap Growth	608	2,340	140
Large Cap Value	151	225	52
Louisiana Municipal Bond	139	107	—
Market Expansion Index	123	224	159
Michigan Municipal Bond	204	269	1
Mortgage-Backed Securities	29	0	0
Multi-Cap Market Neutral	371	280	1,961
Ohio Municipal Bond	194	450	0
Short Duration Bond	262	273	579
Short Term Municipal Bond	250	141	492
Small Cap Growth	219	283	107
Small Cap Value	375	347	435
Tax Free Bond	181	121	—
Municipal Income	311	686	325
Technology	44	76	8
Treasury & Agency	228	272	0
Ultra Short Term Bond	814	538	3,975
U.S. Real Estate(2)	775	N/A	2
West Virginia Municipal Bond	20	86	—

(1)	Includes compensation paid from JPMDS to SG Constellation LLC in connection with financing commissions on Class B Shares.
(2)	The Information provided is for the fiscal year ended December 31, 2005.

Shareholder Servicing Agreement

On August 12, 2004, the Board of Trustees, including a majority of the trustees who are not “interested persons” of the Trust (as defined in the 1940 Act), approved a Shareholder Servicing Agreement (the “Shareholder Servicing Agreement”) between the Trust and JPMDS. The Shareholder Servicing Agreement was effective August 12, 2004 for Institutional Class, Shares of the Funds, May 5, 2006 for R Class Shares of the Funds and February 19, 2005 with respect to all other classes of the Funds other than Ultra Shares which are not subject to a shareholder servicing fee. The following table sets forth the shareholder servicing fee attributable to each class of shares that is payable under the Shareholder Servicing Agreement:

Class	Shareholder Servicing Fee (as a percentage of average net assets of specified class)
A	0.25%
B	0.25%
C	0.25%
Select Class	0.25%
Institutional Class	0.10%
R Class	0.05%

Under the Shareholder Servicing Agreement, JPMDS will provide, or cause its agents to provide, any combination of the personal shareholder liaison services and shareholder account information services (“Shareholder Services”) described below or other related services (“Other Related Services”) as also described below.

“Shareholder Services” include (a) answering shareholder inquiries (through electronic and other means) regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; (b) providing shareholders with information through electronic means; (c) assisting shareholders in completing application forms, designating and changing dividend options, account designations and addresses; (d) arranging for or assisting shareholders with respect to the wiring of the funds to and from shareholder accounts in connection with shareholder orders to purchase, redeem or exchange shares; (e) verifying shareholder requests for changes to account information; (f) handling correspondence from shareholders about their accounts; (g) assisting in establishing and maintaining shareholder accounts with the Trust; and (h) providing other shareholder services as the Trust or a shareholder may reasonably request, to the extent permitted by applicable law.

“Other Related Services” include (a) aggregating and processing purchase and redemption orders for shares; (b) providing shareholders with account statements showing their purchases, sales, and positions in the applicable Fund; (c) processing dividend payments for the applicable Fund; (d) providing sub-accounting services to the Trust for shares held for the benefit of shareholders; (e) forwarding communications from the Trust to shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and SAIs; (f) receiving, tabulating and transmitting proxies executed by shareholders; (g) facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares; (h) developing and maintaining Trust’s website; (i) developing and maintain facilities to enable transmission of share transactions by electronic and non-electronic means; (j) providing support and related services to Financial Intermediaries in order to facilitate their processing of orders and communications with shareholders; (k) providing transmission and other functionalities for shares included in investment, retirement, asset allocation, cash management or sweep programs or similar programs or services; and (l) developing and maintaining check writing functionality.

To the extent it is not otherwise required by its contractual agreement to limit a Fund’s expenses as described in the Prospectuses for the Funds, JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to each Fund on a month-to-month basis.

JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of such fees received from the Funds to such entities for performing Shareholder Services and/or Other Related Services, as described above, for shareholders. Such Financial Intermediaries may include, without limitation, any person who is an affiliate of JPMDS.

The Shareholder Servicing Agreement, unless sooner terminated, will continue until October 31, 2006. Thereafter, if not terminated, the Shareholder Servicing Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to the Shareholder Servicing Agreement or interested persons (as defined in the 1940 Act) of any such party. The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Board of Trustees of the Trust or by JPMDS. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

For the fiscal year ended June 30, 2005, the shareholder service fees paid or accrued were as follows:

Shareholder Services

	Fiscal Year Ended June 30, 2005
	Class A		Class B		Class C		Select Class
Fund	Paid/ Accrued	Waived	Paid/ Accrued	Waived	Paid/ Accrued	Waived	Paid/ Accrued	Waived
Arizona Municipal Bond	13,038	7,464	1,871	—	151	—	63,453	36,098
Core Bond	127,501	191,255	86,107	—	57,091	—	1,949,417	487,372
Core Bond Plus	47,353	2,085	8,579	—	3,218	—	1,068,322	47,034
Diversified Mid Cap Growth	164,744	225,564	178,742	—	41,602	—	396,571	542,988
Diversified Mid Cap Value	142,556	56,420	59,036	—	20,765	—	619,742	242,436
Equity Income	101,676	—	54,373	—	6,786	—	305,822	—
Equity Index	—	377,452	238,400	—	86,035	—	—	1,001,955
Government Bond	17,829	100,987	85,140	—	21,928	—	181,963	550,195
High Yield Bond	28,956	34,594	36,739	—	26,647	—	409,457	486,780
Intermediate Bond	112,011	43,559	94,287	—	63,477	—	605,045	235,295
International Equity Index	3,993	39,090	11,312	—	8,520	—	71,946	704,311
Intrepid Mid Cap	79,434	21,341	12,208	—	6,557	—	459,770	123,544
Investor Balanced	44,462	648,225	201,436	420,622	29,610	61,827	4,052	59,475
Investor Conservative Growth	569	325,524	87,890	195,470	20,541	45,701	26	16,428
Investor Growth	3,718	372,577	146,940	383,746	19,546	51,052	310	29,861
Investor Growth & Income	—	688,511	221,174	493,929	27,628	61,685	—	54,654
Kentucky Municipal Bond	8,773	5,210	8,352	—	—	—	48,471	28,948
Large Cap Growth	203,684	8,600	204,034	—	11,357	—	1,029,709	43,365
Large Cap Value	52,206	694	21,003	274	5,081	68	1,021,102	13,504
Louisiana Municipal Bond	20,707	27,314	10,465	—	—	—	16,109	21,253
Market Expansion Index	29,812	19,090	23,182	—	16,857	—	267,188	170,216
Michigan Municipal Bond	44,001	26,659	27,164	—	278	—	94,587	57,280
Mortgage-Backed Securities	7,540	5,027	—	—	—	—	136,471	90,979
Multi-Cap Market Neutral (b)	6	155,038	27,960	—	204,639	—	—	826,387
Ohio Municipal Bond	43,482	25,782	44,197	—	—	—	56,155	33,345
Short Duration Bond	86,950	110	27,874	37	55,447	75	542,617	736
Short Term Municipal Bond	47,652	33,916	8,902	6,321	28,755	20,431	166,120	117,996
Small Cap Value	95,208	35,416	30,821	—	39,754	—	387,631	144,666
Tax Free Bond	25,520	63,617	14,727	—	—	—	520,501	338,377
Municipal Income	83,296	25,121	65,052	—	31,175	—	472,722	142,631
Technology	—	14,658	6,789	—	710	—	—	861
Treasury & Agency	3	73,152	(1)	23,538	—	—	—	39,664
Ultra Short Term Bond	193,732	64,938	43,013	14,414	307,664	103,736	549,146	188,357
West Virginia Municipal Bond	3,007	3,622	8,450	—	—	—	33,881	40,779

	Fiscal Year Ended June 30, 2005
	Class A		Class B		Class C		Select Class		Institutional Class
Fund	Paid/ Accrued	Waived	Paid/ Accrued	Waived	Paid/ Accrued	Waived	Paid/ Accrued	Waived	Paid/ Accrued	Waived
Small Cap Growth	46,733	28,596	26,307	—	10,951	—	143	5,397	269,455	165,228

As of June 30, 2005, R Class Shares of the Funds had not commenced operations and therefore no shareholder service fees were paid or accrued for such Class.

For the fiscal year ended December 31, 2005, the shareholder service fees paid or accrued were as follows:

	Fiscal Year Ended December 31, 2005
	Class A		Class C		Select Class
Fund	Paid/ Accrued	Waived	Paid/ Accrued	Waived	Paid/ Accrued	Waived
U.S. Real Estate Fund	657,817	240,167	828	291	481,143	161,919

As of December 31, 2005, R Class Shares of the U.S. Real Estate Fund had not commenced operations and therefore no shareholder service fees were paid or accrued for such Class.

Expenses

The Funds pay the expenses incurred in their operations, including their pro-rata share of expenses of the Trust. These expenses include: investment advisory administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of securities transactions; fees and expenses of the Funds’ custodian for all services to the Funds, including safekeeping of fund and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the NAV of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

JPMorgan Investment Advisors, JPMFM and JPMDS have agreed that they will waive fees and reimburse the Funds as described in the Prospectuses and Statement of Additional Information.

Financial Intermediaries

The services provided by Financial Intermediaries may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Funds, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client’s account balance and integrating these statements with those of other transactions and balances in the client’s other accounts serviced by the Financial Intermediary, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMDS or clients of the Financial Intermediary may reasonably request and agree upon with the Financial Intermediary.

Financial Intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among Financial Intermediaries, but in all cases will be retained by the Financial Intermediary and will not be remitted to a Fund or JPMDS.

Each Fund has authorized one or more Financial Intermediaries to accept purchase and redemption orders on its behalf. Such Financial Intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary or, if applicable, that Financial Intermediary’s authorized designee, accepts the order. These orders will be priced at the Fund’s NAV next calculated after they are so accepted.

The Funds may also enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking, sub-transfer agency and/or omnibus accounting. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor and shareholder servicing agent, respectively. From time to time, JPMDS or its affiliates may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its or their own expense and out of its or their legitimate profits.

Cash Compensation to Financial Intermediaries

JPMDS, JPMorgan Investment Advisors and JPMIM compensate Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, 12b-1 fees and payments by JPMDS and JPMorgan Investment Advisors from their own resources. JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by such Financial Intermediaries.

Occasionally, JPMDS, JPMorgan Investment Advisors or JPMIM, at its or their own expense, and out of their legitimate profits, will provide cash incentives to Financial Intermediaries. Additional cash incentives may also be paid by other affiliates of JPMorgan Investment Advisors from time to time. Those additional cash incentives are payments over and above the sales charges (including 12b-1 fees) and shareholder servicing fees paid by the Funds. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support, and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. JPMorgan Investment Advisors, JPMIM and the Funds’ Distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold. In addition, JPMDS may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a CDSC.

Currently, JPMorgan Investment Advisors and JPMDS, have revenue sharing arrangements with approximately 50 unaffiliated broker-dealers and other Financial Intermediaries (“financial institutions”). JPMorgan Investment Advisors also has revenue sharing arrangements with various affiliates of JPMorgan Chase, such as J.P. Morgan Securities, Inc., Bank One Trust Company, N.A., JPMorgan Chase Bank, N.A. and Banc One Securities Corporation.

Revenue sharing payments are usually structured in one of three ways: (i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or (iii) fixed dollar amount payments. During the fiscal year ended June 30, 2005, JPMorgan Investment Advisors and JPMDS paid approximately $53,047,036 pursuant to their revenue sharing arrangements.

Finder’s Fees. Financial Intermediaries who sell over $1 million of Class A Shares of the Ultra Short Term Bond, the Short Duration Bond Fund, the Treasury & Agency Fund, the Short Term Municipal Bond Fund, the Mortgage-Backed Securities Fund, the Equity Index Fund, and the Market Expansion Index Fund, receive a 50 basis points finder’s fee. For sales over $10 million, such Financial Intermediaries receive an additional 25 basis points finder’s fee.

Financial Intermediaries who sell over $1 million of Class A Shares of the Equity Funds (other than the Equity Index Fund and the Market Expansion Index Fund) and the Income Funds and Municipal Bond Funds (other than Ultra Short Term Bond, the Short Duration Bond Fund, Mortgage-Backed Securities Fund, the Short Term Municipal Bond Fund and the Treasury & Agency Fund) may receive a finder’s fee. Commissions are paid at a rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million, and 0.20% thereafter.

The Distributor may also pay Financial Intermediaries a commission of up to 1.00% of net sales on sales of Class A Shares to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the Financial Intermediaries that have received these commissions will be required to reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption.

JPMDS reserves the right to alter or change the finders’ fee policy on these Plans at any time at its own discretion. If a Plan redeems all of the shares for which a finder’s fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder’s fee paid to the Financial Intermediary rather than charge a CDSC to the Plan.

For the period from July 1, 2005 through February 19, 2005, JPMorgan Investment Advisors and JPMDS paid approximately $1,249,276 in finder’s fees. For the period from February 19, 2005 through June 30, 2005, JPMDS paid approximately $1,319,964 with respect to the entire JPMorgan Funds Complex. For the period from February 19, 2005 through December 31, 2005, JPMIA and JPMDS paid approximately $79,780,732 with respect to the entire JPMorgan Funds Complex.

JPMorgan Investment Advisors, the Funds’ Distributor and their affiliates may also pay non-cash compensation to sales representatives of Financial Advisors or Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of Financial Intermediaries.

Custodian

State Street Bank and Trust Company served as each Fund’s custodian prior to the appointment of JPMorgan Chase Bank, N.A.

Pursuant to the Global Custody and Fund Accounting Agreement dated February 19, 2005, with JPMorgan Chase Bank, N.A., 4 Chase MetroTech Center, Brooklyn, NY 11245, the JPMorgan Chase Bank, N.A. serves as the Custodian and fund accounting agent for each Fund and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank, N.A. is an affiliate of the Investment Advisers.

For fund accounting services, the Funds will pay to JPMorgan Chase Bank, N.A. the higher of (a) the Funds’ pro rata share of an annual complex-wide charge on the average daily net assets of all funds in an asset category as follows:

U.S. Equity Funds:

0.0085% of the first $10 billion

0.005% on the next $10 billion

0.0035% on the next $10 billion

0.0025% for such assets over $30 billion

U.S. Fixed Income Funds:

0.009% of the first $10 billion

0.005% on the next $10 billion

0.0035% on the next $10 billion

0.0020% for such assets over $30 billion

International Funds (except Emerging Markets Funds):

0.02% of the first $10 billion

0.0175% for such assets over $10 billion

or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per fund is:

$20,000 for U.S. equity and U.S. fixed income funds; and

$25,000 for international funds (except emerging markets funds).

In addition, there is a $2,000 annual charge for each additional share class.

For custody services, each Fund pays to JPMorgan Chase Bank N.A. safekeeping fees of between 0.001% and 0.60% of the value of the asset held by the custodian (depending on the domicile in which the asset is held), calculated monthly in arrears, and fees between $7.00 and $150 for securities trades (depending on the domicile in which the trade is settled). JPMorgan Chase Bank, N.A. is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

Securities Lending Agent

On August 12, 2004, the Board of Trustees approved the appointment of JPMorgan Chase Bank, N.A. as securities lending agent for the Trust concurrent with the appointment of JPMorgan Chase Bank, N.A. as custodian. The appointment of JPMorgan Chase Bank, N.A. as securities lending agent took effect with respect to the Equity Funds on October 18, 2004 and on December 6, 2004 with respect to the Income Funds and the Municipal Bond Funds of the Trust. For the securities lending services it performs, JPMorgan Chase Bank, N.A. is entitled to a fee from the Trust, which is calculated on an annual basis and accrued daily, equal to 0.06% for all domestic loans and 0.1142% for all international loans. JPMorgan Chase Bank, N.A. has temporarily reduced fees on a voluntary basis to 0.05% for domestic loans and 0.10% for international loans. The purpose of these fees is to cover the ministerial costs of securities lending activities including securities movement, settlement of trades involving cash received as collateral, custody of collateral and marking to market loans.

Transfer Agent

Boston Financial Date Services, Inc. (“BFDS” or “Transfer Agent”), 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as each Fund’s transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

Prior to February 19, 2005, State Street Bank and Trust Company served as each Fund’s transfer and dividend disbursing agent.

Independent Registered Public Accounting Firm

The independent registered public accounting firm for the Trust and the Funds is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and assists in the preparation and/or review of each Fund’s federal and state income tax returns.

Trust Counsel

The law firm of Ropes & Gray LLP, One Metro Center, 700 12th Street, N.W., Suite 900, Washington, D.C. 20005-3948 is counsel to the Trust.

ADDITIONAL INFORMATION

Proxy Voting Policies and Procedures

The Board of Trustees of the Fund has delegated to JPMorgan Investment Advisors, JPMIM and SC-R&M and their affiliated advisers, proxy voting authority with respect to the Funds’ portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds’ Board of Trustees has adopted JPMorgan Investment Advisors, JPMIM and SC-R&M’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues. The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMorgan Investment Advisors, JPMIM and SC-R&M and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

JPMorgan Investment Advisors, JPMIM and SC-R&M and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMorgan Investment Advisors, JPMIM and SC-R&M and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMorgan Investment Advisors, JPMIM and SC-R&M and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, JPMorgan Investment Advisors, JPMIM and SC-R&M has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. (“ISS”) in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund’s investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMorgan Investment Advisors, JPMIM or SC-R&M will vote the proxy. In addressing any material conflict, JPMorgan Investment Advisors, JPMIM or SC-R&M may take one or more of the following measures (or other appropriate action): removing or “walling off’ from the proxy voting process certain JPMorgan Investment Advisors, JPMIM or SC-R&M personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

•	JPMorgan Investment Advisors, JPMIM and SC-R&M consider votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

•	JPMorgan Investment Advisors, JPMIM and SC-R&M votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

•	JPMorgan Investment Advisors, JPMIM and SC-R&M also consider management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

•	JPMorgan Investment Advisors, JPMIM and SC-R&M votes against proposals for a super-majority vote to approve a merger.

•	JPMorgan Investment Advisors, JPMIM and SC-R&M considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

•	JPMorgan Investment Advisors, JPMIM and SC-R&M votes proposals on a stock option plan, based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders’ equity and dilution to voting power. JPMorgan Investment Advisors, JPMIM and SC-R&M generally consider other management compensation proposals on a case-by-case basis.

•	JPMorgan Investment Advisors, JPMIM and SC-R&M also consider on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

The Funds’ proxy voting records for the most recent 12-month period ended June 30 are on file with the SEC and are available on the Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov no later than August 31 of each year.

Delaware Trust

JPMorgan Trust II was formed as a Delaware statutory trust on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004. JPMorgan Trust II assumed One Group Mutual Funds’ registration pursuant to the 1933 Act and the 1940 Act effective after the close of business on February 18, 2005.

Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust’s governing trust instrument. The Trust’s Declaration of Trust provides that shareholders shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any series or class. In addition, the Declaration of Trust provides that neither the Trust nor the Trustees, nor any officer, employee, or agent of the Trust shall have any power to bind personally any shareholders nor to call upon any shareholder for payment of any sum of money or assessment other than such as the shareholder may personally agree to pay. Moreover, the Trust’s Declaration of Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

The Declaration of Trust provides for the indemnification out of the assets held with respect to a particular series of shares of any shareholder or former shareholder held personally liable solely by reason of a claim or demand relating to the person being or having been a shareholder and not because of the shareholder’s acts or omissions. The Declaration of Trust also provides that the Trust, on behalf of the applicable series, may, at its option with prior written notice, assume the defense of any claim made against a shareholder.

The Trust’s Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any proceeding in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices. In addition, the Declaration of Trust provides that any Trustee who has been determined to be an “audit committee financial expert” shall not be subject to a greater liability or duty of care because of such determination.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon written notice to the shareholders.

Description of Shares

The Trust is an open-end, management investment company organized as a Delaware statutory trust. Each Fund represents a separate series of shares of beneficial interest. In addition to the Funds, the Trust consist of other series representing separate investment funds (each a “JPMorgan Fund”). The other JPMorgan Funds are covered by a separate Statement of Additional Information. See “Delaware Trust.”

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.0001 par value) of one or more series and classes within any series and to divide or combine the shares of any series or class without materially changing the proportionate beneficial interest of such shares of such series or class in the assets held with respect to that series. Each share represents an equal beneficial interest in the net assets of a Fund with each other share of that Fund. The Trustees may authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, voting powers, rights, duties and privileges as the Trustees may determine, however the Trustees may not classify or change outstanding shares in a manner materially adverse to shareholders of each share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

The shareholders of each Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote with respect to the remainder of the NAV of shares, if any), on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative with respect to the election of Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust’s Declaration of Trust.

Each share of a series or class represents an equal proportionate interest in the assets in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all of its series in a manner deemed by the Trustees to be fair and equitable. Shares have no pre-emptive or conversion rights, and when issued, are fully paid and non-assessable. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

The Trustees may, without shareholder approval (unless otherwise required by applicable law): (i) cause the Trust to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law, partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations, or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume the Trust’s registration under the 1940 Act and that is formed, organized, or existing under the laws of the United States or of a state, commonwealth, possession or territory of the United States, unless otherwise permitted under the 1940 Act; (ii) cause any one or more series or classes of the Trust to merge or consolidate with or into any one or more other series or classes of the Trust, one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations, corporations; (iii) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (iv) cause the Trust to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.

The Trustee may, without shareholder vote, generally restate, amend or otherwise supplement the Trust’s governing instrument, which includes the Declaration of Trust and the By-Laws without the approval of shareholders, subject to limited exceptions, such as the right to elect Trustees.

The Trustees, without obtaining any authorization or vote of shareholders, may change the name of any series or class or dissolve or terminate any series or class of shares.

The Trust presently includes 42 series of Shares, 36 of which represent interests in the following Funds in this SAI:

1.	Arizona Municipal Bond Fund
2.	Core Bond Fund
3.	Core Plus Bond Fund
4.	Diversified Mid Cap Growth Fund
5.	Diversified Mid Cap Value Fund
6.	Equity Income Fund
7.	Equity Index Fund
8.	Government Bond Fund
9.	High Yield Bond Fund
10.	Intermediate Bond Fund
11.	International Equity Index Fund
12.	Intrepid Mid Cap Fund
13.	Investor Balanced Fund
14.	Investor Conservative Growth Fund
15.	Investor Growth & Income Fund
16.	Investor Growth Fund
17.	Kentucky Municipal Bond Fund
18.	Large Cap Growth Fund
19.	Large Cap Value Fund
20.	Louisiana Municipal Bond Fund
21.	Market Expansion Index Fund
22.	Michigan Municipal Bond Fund
23.	Mortgage-Backed Securities Fund
24.	Multi-Cap Market Neutral Fund
25.	Municipal Income Fund
26.	Ohio Municipal Bond Fund
27.	Short Duration Bond Fund
28.	Short Term Municipal Bond Fund
29.	Small Cap Value Fund
30.	Small Cap Growth Fund
31.	Tax Free Bond Fund
32.	Technology Fund
33.	Treasury & Agency Fund
34.	Ultra Short Term Bond Fund
35.	U.S. Real Estate Fund
36.	West Virginia Municipal Bond Fund

The classes of shares currently offered by the Funds can be found under the topic “The Trust” at the beginning of this Statement of Additional Information. In addition, please read the relevant Prospectuses for the Funds for more details.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Trust’s Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, Shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Trust voting without regard to series.

Each share class of a Fund has exclusive voting rights with respect to matters pertaining to the Fund’s Distribution and Shareholder Services Plans, Distribution Plans or Shareholder Services Plan applicable to those classes.

Portfolio Holdings Disclosure

As described in the Prospectuses and pursuant to the Funds’ Portfolio Holdings Disclosure Policy, no sooner than 30 days after month end, the Funds (other than the Funds of Funds) will make available to the public, upon request to the Funds (1-800-480-4111), a complete, uncertified schedule of its portfolio holdings as of the last day of that prior month. No sooner than ten days after the end of each month, the Funds of Funds will make available to the public, upon request to the Investor Funds (1-800-480-4111) a complete, uncertified schedule of its portfolio holdings as of the last day of the month.

The Funds’ publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Funds and (ii) clients of the Adviser or its affiliates that invest in the Funds or such clients’ consultants. No compensation or other consideration is received by the Funds or the Adviser, or any other person for these disclosures. A list of the entities that receive the Funds’ portfolio holdings information on such basis and the frequency with which it is provided to them is provided below:

Moody’s Investor Service.	Monthly	30 days after month end
Vickers Stock Research Corp.	Quarterly	30 days after month end
Standard & Poor’s	Monthly	30 days after month end
MorningStar Inc.	Monthly	30 days after month end
Lipper, Inc.	Monthly	30 days after month end
Thomson Financial	Monthly	30 days after month end
Bloomberg LP	Monthly	30 days after month end
Casey Quirk & Acito	Monthly	30 days after month end
Investment Company Institute	Monthly	30 days after month end

In addition, certain service providers to the Funds or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Funds’ portfolio holdings information earlier than 30 days after month end, such as sub-advisers, rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and in providing pricing quotations and transfer agents and entities providing CDSC financing (released weekly one day after trade date). These service providers include the following: The Bank of New York Company, Inc.; Bowne & Co., Inc.; Dechert LLP; R.R. Donnelley & Sons Company; FT Interactive Data; Institutional Shareholder Services, Inc.; J.J. Kenny; Morgan Stanley & Co., Incorporated (Prime Broker for the Multi-Cap Market Neutral Fund). Other service providers (e.g., the Fund’s administrator) are identified elsewhere in the registration statement. In addition, when a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund’s portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than 30 days after month end. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Disclosure of a Fund’s portfolio securities as an exception to the Funds’ normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund’s Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by a Fund or the Adviser, or any other person for these disclosures. The Funds’ Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Funds’ shareholders on the one hand and the Funds’ Adviser or any affiliated person of the Funds or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about the Funds’ portfolio securities is in the best interests of the Funds’ shareholders. There can be no assurance, however that a Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs will be available on the Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Each Fund’s top ten holdings, top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance also are posted on the Funds’ website at www.jpmorganfunds.com no sooner then 15 days after the end of each month. One day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.

Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security. In addition to information on portfolio holdings, other fund statistical information may be found on the Funds’ website at www.jpmorganfunds.com.

Miscellaneous

The Trust is not required to hold a meeting of Shareholders for the purpose of electing Trustees except that (i) the Trust is required to hold a Shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by Shareholders and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the Shareholders, that vacancy may only be filled by a vote of the Shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of the Trust at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of Shares representing not less than 20% of the outstanding Shares of the Trust. Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

As used in the Trust’s Prospectuses and in this Statement of Additional Information, “assets belonging to a Fund” means the consideration received by the Trust upon the issuance or sale of Shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trust’s Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Funds will be the relative net asset values of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net asset values of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to particular Funds will be determined by the Board of Trustees of the Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive. As used in the Trust’s Prospectuses and in this Statement of Additional Information, a “vote of a majority of the outstanding Shares” of the Trust, a particular Fund, or a particular class of Shares of a Fund, means the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of the Trust, such Fund, or such class of Shares of such Fund, or (b) 67% or more of the Shares of the Trust, such Fund, or such class of Shares of such Fund present at a meeting at which the holders of more than 50% of the outstanding Shares of the Trust, such Fund, or such class of Shares of such Fund are represented in person or by proxy.

The Trust is registered with the SEC as an open-end, management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Trust.

The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any State in which such offering may not lawfully be made. No salesperson, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and Statement of Additional Information.

As of September 30, 2005, the following persons were the owners of more than 5% of the outstanding Shares of the following class of Shares of the following Funds. Shareholders designated by an asterisk hold 25% or more of a Class of a Fund. Such shareholders are “controlling persons” under the 1940 Act.

5% Shareholders as of April 1, 2006

Funds and Class of Shares	Name and Address of Shareholder	Percentage Held
ARIZONA MUNICIPAL BOND FUND

CLASS B SHARES	NFS LLC FEBO A W DECHERT & K E DECHERT REVOC AGRMNT K E DECHERT TTEE 15436 N 64TH ST APT 137 SCOTTSDALE AZ 85254-2059	8.42
	NFS LLC FEBO CHARLES STODDARD 530 W GOLF VIEW DR TUCSON AZ 85737-9706	11.90

ARIZONA MUNICIPAL BOND FUND

CLASS C SHARES	FIRST CLEARING LLC PHYLLIS BRUNER TURELL TRUST PHYLLIS BRUNER TURELL TTEE 2236 E CACTUS WREN DR	7.59

	NFS LLC FEBO JLM INVESTMENTS LLC AN AZ LIMITED LBLTY CO PTNRSP 2800 N CENTRAL AVE STE 1500 PHOENIX AZ 85004-1046	25.47

	NFS LLC FEBO DAVID J DREWITZ 5315 N 41ST PL PHOENIX AZ 85018-1665	5.08

	NFS LLC FEBO RAYMOND BRANHAM SR 3107 W BASELINE RD LAVEEN AZ 85339-1800	5.10

	NFS LLC FEBO SHIRLEY E HAYTER TTEE SHIRLEY E HAYTER LIVING TRUST PO BOX 254 PEARCE AZ 85625-0254	5.09

Funds and Class of Shares	Name and Address of Shareholder	Percentage Held
ARIZONA MUNICIPAL BOND FUND

SELECT CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	95.96
CORE BOND FUND

CLASS A SHARES	MLPF&S SEC# 97J82 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	10.85

CORE BOND FUND

CLASS B SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97J82 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	14.85

CORE BOND FUND

CLASS C SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	21.55

CORE BOND FUND

SELECT CLASS SHARES	BALSA & CO* REBATE ACCOUNT MUTUAL FUNDS UNIT 16 HCB 340 PO BOX 2558 HOUSTON TX 77252-2558	12.37

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	7.26

Funds and Class of Shares	Name and Address of Shareholder	Percentage Held
	ONE GROUP INVESTOR BALANCED FD* ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240	5.72

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	45.02

CORE BOND FUND

ULTRA SHARES	FIDELITY INVESTMENTS INSTITUTIONAL OPERATION COMPANY AS AGENT FOR BF GOODRICH PLANS 100 MAGELLAN WAY #KWIC COVINGTON KY 41015-1999	6.62

	JPMORGAN CHASE 401 K SAVINGS PLAN* ATTN STEPHEN D RYAN 3 CHASE METROTECH CTR FL 5 BROOKLYN NY 11245-0001	22.16

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	55.58

CORE PLUS BOND FUND

SELECT CLASS SHARES	ONE GROUP INVESTOR BALANCED FD* ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240	17.53

	ONE GROUP INVESTOR CONSERVATIVE GROWTH FUND* ONE GROUP SERVICES 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240	7.99

	ONE GROUP INVESTOR GROWTH & INCOME FUND* ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240	12.05

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	61.10

CORE PLUS BOND FUND

ULTRA SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	100.00

DIVERSIFIED MID CAP GROWTH FUND

CLASS A SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	7.53

	STATE STREET TTEE FBO FIRST DATA CORPORATION 105 ROSEMONT RD WESTWOOD MA 02090-2318	8.28

DIVERSIFIED MID CAP GROWTH FUND

CLASS C SHARES	KEMPER SERVICE COMPANY MASTER ACCOUNT FBO PARTICIPATING KEMFLEX PLANS ATTN: TA ACCOUNTING 7TH FL 811 MAIN ST KANSAS CITY MO 64105-1958	6.56

	MERRILL LYNCH PIERCE FENNER & SMITH INC FBO 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	17.42

DIVERSIFIED MID CAP GROWTH FUND

SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	5.17

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271	85.97

DIVERSIFIED MID CAP GROWTH FUND

ULTRA SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271	100.00

DIVERSIFIED MID CAP VALUE FUND

CLASS A SHARES	KENTUCKY PUBLIC EMPLOYEES DEFERRED COMPENSATION AUTHORITY C/O IPO PORTFOLIO ACCOUNTING PO BOX 18209 COLUMBUS OH 43218-2029	5.18

Funds and Class of Shares	Name and Address of Shareholder	Percentage Held
DIVERSIFIED MID CAP VALUE FUND

CLASS C SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	17.04

DIVERSIFIED MID CAP VALUE FUND

ULTRA SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	100.00

EQUITY INCOME FUND

CLASS C SHARES	NFS LLC FEBO E WAYNE MERRIFIELD STEVE MERRIFIELD 3939 S MERRIFIELD RD DALLAS TX 75236-3096	5.28

EQUITY INCOME FUND

SELECT CLASS SHARES	ONE GROUP INVESTOR BALANCED FD* ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240	19.07

	ONE GROUP INVESTOR CONSERVATIVE GROWTH FUND* ONE GROUP SERVICES 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240	11.60

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	56.21

EQUITY INDEX FUND

SELECT CLASS SHARES	JPMORGAN CHASE BANK TTEE* FBO BOSCH SAVINGS INCENTIVE PLAN C/O JPMORGAN RET PLAN SERVICES 9300 WARD PKWY KANSAS CITY MO 64114-3317	5.81

	NSAT ID MODERATE AGGRESSIVE 1200 RIVER RD CONSHOHOCKEN PA 19428-2442	10.27

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	59.49

Funds and Class of Shares	Name and Address of Shareholder	Percentage Held
GOVERNMENT BOND FUND

CLASS A SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC #97B01 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	14.93

	P B T CO C/O DAVID J COVER 105 LEADER HEIGHTS ROAD YORK PA 17403-5137	5.06

GOVERNMENT BOND FUND

CLASS C SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	7.01

GOVERNMENT BOND FUND

SELECT CLASS SHARES	ONE GROUP INVESTOR BALANCED FD* ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240	21.75

	ONE GROUP INVESTOR CONSERVATIVE GROWTH FUND* ONE GROUP SERVICES 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240	10.11

	ONE GROUP INVESTOR GROWTH & INCOME FUND* ONE GROUP SERVICES 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240	10.64

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	51.95

Funds and Class of Shares	Name and Address of Shareholder	Percentage Held
HIGH YIELD BOND FUND

CLASS B SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	8.37

HIGH YIELD BOND FUND

CLASS C SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	13.49

HIGH YIELD BOND FUND

SELECT CLASS SHARES	ONE GROUP INVESTOR BALANCED FD* ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240	14.96

	ONE GROUP INVESTOR CONSERVATIVE GROWTH FUND* ONE GROUP SERVICES 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240	5.67

	ONE GROUP INVESTOR GROWTH & INCOME FUND* ONE GROUP SERVICES 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240	15.39

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	54.44

HIGH YIELD BOND FUND

ULTRA SHARES	ARTSFARE 2005 TRUST NO. 3- MT-HYF MASTER TRUST ATTN: FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	8.67

	JPMORGAN CHASE BANK* ARTSFARE 2005 TRUST NO. 2- MT-HYF ATTN: FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	26.03

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	65.30

Funds and Class of Shares	Name and Address of Shareholder	Percentage Held
INTERMEDIATE BOND FUND

CLASS A SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	10.47

INTERMEDIATE BOND FUND

CLASS B SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	5.90

INTERMEDIATE BOND FUND

CLASS C SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	24.12

INTERMEDIATE BOND FUND

SELECT CLASS SHARES	ONE GROUP INVESTOR BALANCED FD* ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240	10.25

	ONE GROUP INVESTOR CONSERVATIVE GROWTH FUND* ONE GROUP SERVICES 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240	7.99

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	66.95

INTERMEDIATE BOND FUND

ULTRA SHARES	NATIONAL CITY TTEE PLUMBERS LOCAL 14 – BANK ONE ATTN: TRUST MUTUAL FUNDS PO BOX 94984 CLEVELAND OH 44101-4984	5.80

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	85.46

INTERNATIONAL EQUITY INDEX FUND

CLASS C SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	6.75

Funds and Class of Shares	Name and Address of Shareholder	Percentage Held
INTERNATIONAL EQUITY INDEX FUND

SELECT CLASS SHARES	ONE GROUP INVESTOR BALANCED FD* ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240	9.83

	ONE GROUP INVESTOR GROWTH FUND* ONE GROUP SERVICES 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240	10.15

	ONE GROUP INVESTOR GROWTH & INCOME FUND* ONE GROUP SERVICES 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240	10.35

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	66.47

INTREPID MID CAP FUND

CLASS B SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	5.89

INTREPID MID CAP FUND

CLASS C SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	17.31

INTREPID MID CAP FUND

SELECT CLASS SHARES	ONE GROUP INVESTOR BALANCED FD* ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240	5.73

	ONE GROUP INVESTOR GROWTH FUND* ONE GROUP SERVICES 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240	11.74

Funds and Class of Shares	Name and Address of Shareholder	Percentage Held
	ONE GROUP INVESTOR GROWTH & INCOME FUND* ONE GROUP SERVICES 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240	11.78

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	63.82

ULTRA SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	99.98

INVESTOR BALANCED FUND

CLASS C SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	11.77

INVESTOR BALANCED FUND

SELECT CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	88.36

INVESTOR CONSERVATIVE GROWTH FUND

CLASS C SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	7.09

SELECT CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	22.09

INVESTOR GROWTH & INCOME FUND

CLASS C SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	26.24

Funds and Class of Shares	Name and Address of Shareholder	Percentage Held
INVESTOR GROWTH & INCOME FUND

SELECT CLASS SHARES	BANK ONE AS TRUSTEE FBO KELLY RETIREMENT PLUS 1 BANK ONE PLAZA STE IL 1-0643 CHICAGO IL 60670	13.61

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	72.44

KENTUCKY MUNICIPAL BOND FUND

CLASS A SHARES	NFS LLC FEBO DELLA M CLARK 2600 TREVILIAN WAY LOUISVILLE KY 40205-2326	7.09

	NFS LLC FEBO IDA B COWLEY PO BOX 802 ELIZABETHTOWN KY 42702-0802	7.75

	NFS LLC FEBO WILLIAM LEE PERRY 133 PEYTONA BEACH RD WADDY KY 40076-6035	6.23

KENTUCKY MUNICIPAL BOND FUND

SELECT CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	95.25

LARGE CAP GROWTH FUND

SELECT CLASS SHARES	ONE GROUP INVESTOR BALANCED FD* ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240	6.73

	ONE GROUP INVESTOR GROWTH FUND* ONE GROUP SERVICES 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240	12.61

	ONE GROUP INVESTOR GROWTH & INCOME FUND* ONE GROUP SERVICES 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240	15.51

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	55.35

Funds and Class of Shares	Name and Address of Shareholder	Percentage Held
LARGE CAP GROWTH FUND

ULTRA SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	100.00

LARGE CAP VALUE FUND

CLASS C SHARES	KEMPER SERVICE COMPANY MASTER ACCOUNT FBO PARTICIPATING KEMFLEX PLANS ATTN: TA ACCOUNTING 7TH FL 811 MAIN STREET KANSAS CITY MO 64105-1958	9.29

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	7.45

LARGE CAP VALUE FUND

SELECT CLASS SHARES	ONE GROUP INVESTOR BALANCED FD* ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240	9.33

	ONE GROUP INVESTOR GROWTH FUND* ONE GROUP SERVICES 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240	16.26

	ONE GROUP INVESTOR GROWTH & INCOME FUND* ONE GROUP SERVICES 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240	20.07

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	51.01

Funds and Class of Shares	Name and Address of Shareholder	Percentage Held
LARGE CAP VALUE FUND

ULTRA SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	100.00

MARKET EXPANSION INDEX FUND

CLASS A SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	10.06

MARKET EXPANSION INDEX FUND

CLASS B SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	8.61

MARKET EXPANSION INDEX FUND

CLASS C SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	25.15

MARKET EXPANSION INDEX FUND

SELECT CLASS SHARES	ONE GROUP INVESTOR BALANCED FD* ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240	13.26

	ONE GROUP INVESTOR GROWTH FUND* ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240	13.76

	ONE GROUP INVESTOR GROWTH & INCOME FUND* ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240	17.27

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	48.52

Funds and Class of Shares	Name and Address of Shareholder	Percentage Held
MICHIGAN MUNICIPAL BOND FUND

CLASS C SHARES	NFS LLC FEBO JOYCE M METZKER CARL W METZKER JTTEN 1376 BISHOP RD GROSSE POINTE MI 48230-1146	10.15

	NFS LLC FEBO LUCIANO PIEROBON LUCIANO PIEROBON 35735 STANLEY DR STERLING HTS MI 48312-2661	8.18

	NFS LLC FEBO MARIA NORTHEY 7263 LOBDELL RD LINDEN MI 48451-8780	13.99

	RONALD M PIRTLE 524 BARRINGTON CT BLOOMFIELD MI 48304-2121	8.24

MICHIGAN MUNICIPAL BOND FUND

SELECT CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	86.22

MORTGAGE-BACKED SECURITIES FUND

CLASS A SHARES	NFS LLC FBO ROBERT PIPER 131 HARRISON ST LAKE CHARLES LA 70601-5942	5.81

	NFS LLC FEBO GUSTAVO RIGOLI TTEE RIGOLI REVOC TRUST 1981 N OLD PATAGONIA RD NOGALES AZ 85621-1273	14.77

	NFS LLC FEBO ROBERT C GREENBERG COLLATERAL ACCOUNT 3905 WESTWOOD CIR FLAGSTAFF AZ 86001-8481	7.06

	NFS LLC FEBO SEVERUD ASSOC CONS ENG PC PENSION E MESSINA/J BARANELLO JR TTEES 485 5TH AVE NEW YORK NY 10017-6149	6.63

Funds and Class of Shares	Name and Address of Shareholder	Percentage Held
MORTGAGE-BACKED SECURITIES FUND

SELECT CLASS SHARES	AMALGAMATED BANK OF CHICAGO ATTN: TRUST OPER YVONNE LITTLEFIELD 1 W MONROE ST CHICAGO IL 60603-5384	6.26

	DESERET MUTUAL BENEFIT ADMINISTRATORS CUST FBO DESERET HEALTHCARE EMPLOYEE BENEFIT TRUST 60 E SOUTH TEMPLE FL 4 SALT LAKE CITY UT 84111-1004	17.79

	DESERET MUTUAL BENEFIT ADMINISTRATORS CUST FBO DESERET MUTUAL RETIREE 60 E SOUTH TEMPLE FL 4 SALT LAKE CITY UT 84111-1004	15.34

	DIOCESE OF GARY AGENCY/PRIEST 9292 BROADWAY MERRILLVILLE IN 46410-7088	5.02

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	48.62

	UNINO BANK TR FBO AGC SAN DIEGO RET TR-BANC ONE PO BOX 85484 SAN DIEGO CA 92186-5484	5.45

MORTGAGE-BACKED SECURITIES FUND

ULTRA CLASS SHARES	MAC & CO MUTUAL FUNDS OPERATIONS PO BOX 3198 PITTSBURGH PA 15230-3198	10.67

	NFS LLC FBO NORTHERN TRUST CO PO BOX 92956 CHICAGO IL 60675-2956	5.27

	OSF BANK ONE CUSTODY* NATIONAL CITY BANK TRUST MUTUAL FUND PO BOX 94984 CLEVELAND OH 44101-4984	5.24

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	22.06

Funds and Class of Shares	Name and Address of Shareholder	Percentage Held
MULTI-CAP MARKET NEUTRAL FUND

CLASS A SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	50.37

MULTI-CAP MARKET NEUTRAL FUND

CLASS B SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	45.93

MULTI-CAP MARKET NEUTRAL FUND

CLASS C SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	49.15

MULTI-CAP MARKET NEUTRAL FUND

SELECT CLASS SHARES	ONE GROUP INVESTOR BALANCED FD* ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240	10.02

	ONE GROUP INVESTOR GROWTH FUND* ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240	6.97

	ONE GROUP INVESTOR GROWTH & INCOME FUND* ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240	10.49

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	63.62

MUNICIPAL INCOME FUND

CLASS C SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	9.70

Funds and Class of Shares	Name and Address of Shareholder	Percentage Held
MUNICIPAL INCOME FUND

SELECT CLASS SHARES	BALSA & CO REBATE ACCOUNT* MUTUAL FUNDS UNIT 16 HCB 340 PO BOX 2558 HOUSTON TX 77252-2558	13.87

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	56.17

OHIO MUNICIPAL BOND FUND

CLASS A SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	7.96

	NFS LLC FEBO CBC CO INC ATTN DIRK CANTRELL 250 E TOWN ST COLUMBUS OH 43215-4631	14.72

	ROBERT W BAIRD & CO. INC. 777 EAST WISCONSIN AVENUE MILWAUKEE WI 53202-5300	5.19

OHIO MUNICIPAL BOND FUND

CLASS C SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	15.34

	NFS LLC FEBO JANICE M PIIRA THOMAS A PIIRA 4915 LYTFIELD DR DUBLIN OH 43017-2175	6.57

OHIO MUNICIPAL BOND FUND

SELECT CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	83.09

SHORT DURATION BOND FUND

CLASS B SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	8.28

Funds and Class of Shares	Name and Address of Shareholder	Percentage Held
SHORT DURATION BOND FUND

CLASS C SHARES	MORGAN KEEGAN & CO INC 50 N FRONT ST MEMPHIS TN 38103-2126	6.87

SHORT DURATION BOND FUND

SELECT CLASS SHARES	ONE GROUP INVESTOR BALANCED FD* ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240	8.67

	ONE GROUP INVESTOR CONSERVATIVE GROWTH FUND* ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240	17.35

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	62.15

SHORT DURATION BOND FUND

ULTRA CLASS SHARES	JPMIM AS AGENT FBO* NORTHERN TRUST AS TRUSTEE FOR NATIONAL TEXTILES RETIREMENT PLAN ATTN CAREY MILLER OR MATHEW GAGNON 1111 POLARIS PKWY FL 3 # OH1-0213 COLUMBUS OH 43240-7001	8.85

	JPMIM AS AGENT FOR* TRINITY INDUSTRIES INC ATTN CAREY MILLER OR MICHAEL STONE 1111 POLARIS PKWY FL3 OH1-0213 COLUMBUS OH 43240-7001	9.93

	JPMIM AS AGENT FOR* UNIV HOSPITALS HEALTH SYSTEM POOL 3 ATTN MANI THAIMANY 1111 POLARIS PKWY OH1-0213 COLUMBUS OH 43240-7001	22.24

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	62.15

Funds and Class of Shares	Name and Address of Shareholder	Percentage Held
SHORT TERM MUNICIPAL BOND FUND

CLASS A SHARES	EDWARD D JONES & CO FAO FRANK GIANNETTI & SUSAN J COLLIER ET AL TTEE PO BOX 2500 MARYLAND HTS MO 63043-8500	6.00

	NFS LLC FEBO LAWRENCE B WEYMOUTH JR TTEE LAWRENCE B WEYMOUTH JR INTERVIVOS TR PO BOX 579 ARMADA MI 48005-0579	5.73

SHORT TERM MUNICIPAL BOND FUND

CLASS B SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	8.43

SHORT TERM MUNICIPAL BOND FUND

SELECT CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	88.60

SMALL CAP GROWTH FUND

CLASS A SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8.88

SMALL CAP GROWTH FUND

CLASS C SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	39.47

SMALL CAP GROWTH FUND

INSTITUTIONAL CLASS SHARES	JPMIM AS AGENT FOR* UNITED WAY OF CENTRAL INDIANA ATTN CAREY MILLER OR MANI THIAMANY 1111 POLARIS PARKWAY FL 3F OH1-0213 COLUMBUS OH 43240-7001	10.90

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	73.04

	US BANK FBO GMF/BANK ONE PO BOX 1787 MILWAUKEE WI 53201-1787	10.61

Funds and Class of Shares	Name and Address of Shareholder	Percentage Held
SMALL CAP GROWTH FUND

SELECT CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	93.98
SMALL CAP VALUE FUND

CLASS A SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	6.88

	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	6.17

SMALL CAP VALUE FUND

CLASS B SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	7.45

SMALL CAP VALUE FUND

CLASS C SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	34.67

SMALL CAP VALUE FUND

SELECT CLASS SHARES	ONE GROUP INVESTOR GROWTH FUND* ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240	6.69

	ONE GROUP INVESTOR GROWTH & INCOME FUND* ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240	6.71

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	72.19

Funds and Class of Shares	Name and Address of Shareholder	Percentage Held
SMALL CAP VALUE FUND

ULTRA CLASS SHARES	JPMIM AS AGENT FOR* UNITED WAY OF CENTRAL INDIANA ATTN CAREY MILLER OR MANI THIAMANY 1111 POLARIS PARKWAY FL 3F OH1-0213 COLUMBUS OH 43240-7001	9.29

	JPMIM AS AGENT FOR* WAYNE COUNTY EMPLOYEE’S RETIREMENT SYSTEM ATTN CAREY MILLER OR MANI THIAMANY 1111 POLARIS PARKWAY FL 3F OH1-0213 COLUMBUS OH 43240-7001	23.17

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	58.66

	USB FBO GMF – BANK ONE/EQUITY FUND PO BOX 1787 MILWAUKEE WI 53201-1787	8.88

TAX FREE BOND FUND

SELECT CLASS SHARES	BALSA & CO* REBATE ACCOUNT MUTUAL FUNDS UNIT 16 HCB 340 PO BOX 2558 HOUSTON TX 77252-2558	31.99

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	72.19

TECHNOLOGY FUND

CLASS A SHARES	TRANSAMERICA LIFE INSURANCE & ANNUITY COMPANY PO BOX 30368 LOS ANGELES CA 90030-0368	7.47

Funds and Class of Shares	Name and Address of Shareholder	Percentage Held
TECHNOLOGY FUND

CLASS C SHARES	FIRST CLEARING LLC ALAN NEITHARDT & ALISANDE MOLGANO JT WROS 101 FAIRWATER AVE MASSAPEQUA NY 11758-8300	5.14

	NFS LLC FEBO XIAOWEN WANG XINJIE CHEN 1100 MEREDITH LN APT 726 PLANO TX 75093-4669	6.47

TECHNOLOGY FUND

SELECT CLASS SHARES	BANK ONE TTEE FBO* NOVA STELL PROCESSING INC RETIREMENT 1 BANK ONE PLZ STE IL1-0643 CHICAGO IL 60670-0001	11.00

	ONE GROUP DEFERRED COMP PLAN* C/O JULIUS L PALLONE 1256 PURITAN AVE BIRMINGHAM MI 48009-4815	20.18

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	67.03

TREASURY AND AGENCY FUND

CLASS A SHARES	NFS LLC FEBO QUECHAN INDIAN TRIBE PO BOX 1889 YUMA AZ 85366-1889	8.29

	TRUSTLYNX & CO TRUSTLYNX PO BOX 173736 DENVER CO 80217-3736	7.87

TREASURY AND AGENCY FUND

SELECT CLASS SHARES	J P MORGAN TRUST CO* NATIONAL ASSOCIATION AS TRUSTEE ATTN NANCY GROVE 250 W HURON RD FL 2T CLEVELAND OH 44113-1451	8.73

	JPMORGAN TRUST CO OF DE* THE ARBOR TRUST ATTN: FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARD DE 19713-2107	5.31

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	71.85

Funds and Class of Shares	Name and Address of Shareholder	Percentage Held
U.S. REAL ESTATE FUND

CLASS A SHARES	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	39.83

	SC REALTY INCORPORATED C/O GE REAL ESTATE ATTN: TAX DEPARTMENT 600 SUMMER ST FL 5 STAMFORD CT 06927-0001	8.11

U.S. REAL ESTATE FUND

CLASS C SHARES	NFS LLC FEBO RAY A JONES 4843 W CORTEZ ST CHICAGO IL 60651-3236	9.68
U.S. REAL ESTATE FUND

SELECT CLASS SHARES	ONE GROUP INVESTOR BALANCED FD* ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240	5.70

	ONE GROUP INVESTOR GROWTH & INCOME FUND* ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240	5.98

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	78.87

ULTRA SHORT TERM BOND FUND

CLASS A SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	5.86

Funds and Class of Shares	Name and Address of Shareholder	Percentage Held
ULTRA SHORT TERM BOND FUND

CLASS B SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	7.31

ULTRA SHORT TERM BOND FUND

SELECT CLASS SHARES	NA BANK & CO C/O BANK OF OKLAHOMA PO BOX 2180 TULSA OK 74101-2180	17.91

	ONE GROUP INVESTOR CONSERVATIVE GROWTH FUND* ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240	7.56

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	41.71

ULTRA SHORT TERM BOND FUND

ULTRA CLASS SHARES	JP MORGAN AS CUST FOR PORSCHE BUSINESS SERVICES ATTN DAVID CARRASQUILLO 3 METROTECH CTR BROOKLYN NY 11245-0001	17.50

	JPMORGAN CHASE BANK NA* COLLATERAL ACCOUNT FBO TICI LLC 845 N LARCH AVE ELMHURST IL 60126-1114	5.16

	SEI PRIVATE TRUST CO C/O SUNTRUST ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456	24.51

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	31.68

	UNITED HOSPITAL SYSTEM INC 6308 8TH AVE KENOSHA WI 53143-5031	6.43

Funds and Class of Shares	Name and Address of Shareholder	Percentage Held
WEST VIRGINIA MUNICIPAL BOND FUND

CLASS A SHARES	NFS LLC FEBO C CARL TULLY 4530 SPRING HILL AVE S CHARLESTON WV 25309-2213	5.01

	NFS LLC FEBO HAROLD J ROTH TOD NAME ON FILE RR 1 BOX 305 WHEELING WV 26003-9736	5.93

	NFS LLC FEBO JEWELL K WHITTAKER PO BOX 926 BECKLEY WV 25802-0926	6.45

WEST VIRGINIA MUNICIPAL BOND FUND

SELECT CLASS SHARES	SECURITY NATIONAL TRUST COMPANY 1300 CHAPLINE ST WHEELING WV 26003-3348	19.14

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	79.37

*	The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a “JPMorgan Affiliate”). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a “controlling person” of such shares under the 1940 Act.

Financial Statements

The financial statements of the Trust are incorporated by reference into this Statement of Additional Information. The financial statements for the fiscal year ended December 31, 2005 for the U.S. Real Estate Fund and fiscal year ended June 30, 2005 for the remainder of the Funds included in this SAI have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm to the Trust, as indicated in their reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.

APPENDIX A—DESCRIPTION OF RATINGS

The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the Advisor considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Unrated securities will be treated as non-investment grade securities unless the Advisor determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Standard & Poor’s Rating Service (“S&P”)

A-1	Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2	Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3	Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings (“Fitch”)

F1	HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	DEFAULT. Denotes actual or imminent payment default.

“+” or ”-”	may be appended to ‘F-1’ rating to denote relative status within the ‘F1’ rating category.
‘NR’	indicates that Fitch does not rate the issuer or issue in question.

Moody’s Investors Service, Inc. (“Moody’s”)

Prime-1	Superior ability for repayment, often evidenced by such characteristics as: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2	Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3	Acceptable capacity for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime	Does not fall within any of the Prime rating categories.

Dominion Bond Rating Service Limited (“Dominion”)

R-1	Prime Credit Quality

R-2	Adequate Credit Quality

R-3	Speculative

All three Dominion rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

R-1	(high)	Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which Dominion has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1	(middle)	Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which Dominion has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1	(low)	Short term debt rated “R-1” (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 R-2 R-2	(high); (middle); (low)	Short term debt rated “R-2” is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an “R-1 credit”. Profitability trends, past and future, may be less favorable, earnings not as stabled, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 R-3 R-3	(high); (middle); (low)	Short term debt rated “R-3” is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. “R-3” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-3” ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

DESCRIPTION OF BANK RATINGS

Moody’s

These ratings represent Moody’s opinion of a bank’s intrinsic safety and soundness.

A	These banks possess superior intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very predictable and stable operating environment.

B	These banks possess strong intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises, good financial fundamentals, and a predictable and stable operating environment.

C	These banks possess adequate intrinsic financial strength. Typically, they will be institutions with more limited but still valuable and defensible business franchises. These banks will display either acceptable financial fundamentals within a predictable and stable operating environment, or good financial fundamentals within a less predictable and stable operating environment.

D	Banks rated D display modest intrinsic financial strength, potentially requiring some outside support at times. Such institutions may be limited by one or more of the following factors; a weak business franchise; financial fundamentals that are deficient in one or more respects; or an unpredictable and unstable operating environment.

E	Banks rated E display very modest intrinsic financial strength, with a higher likelihood of periodic outside support or an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a weak and limited business franchise; financial fundamentals that are materially deficient in one or more respects; or a highly unpredictable or unstable operating environment.

Where appropriate, a “+” modifier will be appended to ratings below the “A” category and a “-” modifier will be appended to ratings above the “E” category to distinguish those banks that fall in intermediate categories.

DESCRIPTION OF BOND RATINGS

S&P

Corporate and Municipal Bond Ratings

Investment Grade

AAA	Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

A	Debt rated A has a strong capacity to pay interest and repay principal; it is somewhat more susceptible, however, to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to impair the obligor’s capacity to pay interest and repay principal for debt in this category in higher-rated categories.

Speculative Grade

Debt rated BB, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB	Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B	Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC	Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC	The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C	The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1	The rating C1 is reserved for income bonds on which no interest is being paid.

D	Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus(+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.

•	Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Moody’s

Long-Term Ratings: Bonds and Preferred Stock

Investment Grade

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa	Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Non-Investment Grade

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. The protection of interest and principal payments may be no more than moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1	Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2	Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3	Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch

Investment Grade

AAA	HIGHEST CREDIT QUALITY. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	VERY HIGH CREDIT QUALITY. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	HIGH CREDIT QUALITY. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	GOOD CREDIT QUALITY. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB	SPECULATIVE. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	HIGHLY SPECULATIVE. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met: however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C	HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, D	DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Dominion

Bond and Long-Term Debt Rating Scale

AAA	Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which Dominion has established for this category, few entities are able to achieve a AAA rating.

AA	Bonds rate “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A	Bonds rated “A” are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the “A” category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB	Bonds rated “BBB” are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

BB	Bonds rated “BB” are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B	Bonds rated “B” are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/ CC/ C	Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated “B”, Bonds rated below “B” often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the “C” to “CCC” categories, with “CC” and “C” normally used to lower ranking debt of companies where the senior debt is rated in the “CCC” to “B” range.

D	This category indicates Bonds in default of either interest or principal.

(“high,” “low”) grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that “high” and “low” grades are not used for the AAA category.

DESCRIPTION OF INSURANCE RATINGS

Moody’s

Insurance Financial Strength Ratings

These ratings represent Moody’s opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

Aaa	Insurance companies rated in this category offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa	These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A	Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba	Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B	Insurance companies rated in this category offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa	Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca	Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C	Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

Short-Term Insurance Financial Strength Ratings

These ratings represents Moody’s opinions of the ability of the insurance company to repay punctually its short-term senior policyholder claims and obligations. The ratings apply to senior policyholder obligations that mature or are payable within one year or less.

Specific obligations are considered unrated unless individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

P-1	Insurers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term policyholder claims and obligations.

P-2	Insurers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term policyholder claims and obligations.

P-3	Insurers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term policyholder claims and obligations.

NP	Insurers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.

S&P

An insurer rated “BBB” or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA	Extremely Strong financial security characteristics. “AAA” is the highest Insurer Financial Strength Rating assigned by Standard & Poor’s.

AA	Very Strong financial security characteristics, differing only slightly from those rated higher.

A	Strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB	Good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

An insurer rated “BB” or lower is regarded as having vulnerable characteristics that may outweigh its strengths. “BB” indicates the least degree of vulnerability within the range; “CC” the highest.

BB	Marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B	Weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC	Very Weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC	Extremely Weak financial security characteristics and is likely not to meet some of its financial commitments.

R	An insurer rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR	Not Rated, which implies no opinion about the insurer’s financial security.

Plus (+) or minus (-) Following ratings from “AA” to “CCC” show relative standing within the major rating categories.

Fitch

Insurer Financial Strength Ratings

A Fitch insurer financial strength rating (“IFS rating”) provides an assessment of the financial strength of an insurance organization, and its capacity to meet senior obligations to policyholders and contractholders on a timely basis. The IFS rating is assigned to the insurance organization itself, and no liabilities or obligations of the insurer are specifically rated unless otherwise stated (for example, Fitch may separately rate the debt obligations of an insurer). The IFS rating can be assigned to insurance and reinsurance companies in all insurance sectors, including the life & health, property & casualty, mortgage, financial guaranty and title insurance sectors, as well as managed care companies such as health maintenance organizations.

The IFS rating uses the same ratings scale and symbols used by Fitch for its international ratings of long-term debt obligations and issuers. However, the definitions associated with the ratings reflect the unique aspects of the IFS rating within an insurance industry context. Ratings in the ‘AA’ through ‘CCC’ categories may be amended with a plus or minus sign to show relative standing within the major rating category. Ratings of ‘BBB-’ and higher are considered to be “Secure”, and those of ‘BB+’ and lower are considered to be “Vulnerable”.

AAA	EXCEPTIONALLY STRONG. Companies assigned this highest rating are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

AA	VERY STRONG. Companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

A	STRONG. Companies are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

BBB	GOOD. Companies are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

BB	Moderately Weak. Companies are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

B	Weak. Companies are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

CCC, CC, C	Very Weak. Companies rated in any of these three categories are viewed as very weak with a very poor capacity to meet policyholder and contract obligations. Risk factors are extremely high, and the impact of any adverse business and economic factors is expected to be insurmountable. A ‘CC’ rating indicates that some form of insolvency or liquidity impairment appears probable. A ‘C’ rating signals that insolvency or a liquidity impairment appears imminent.

DDD, DD, D	Distressed. These ratings are assigned to companies that have either failed to make payments on their obligations in a timely manner, are deemed to be insolvent, or have been subjected to some form of regulatory intervention. Within the ‘DDD’-’D’ range, those companies rated ‘DDD’ have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contractholders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90-100%). Those rated ‘DD’ show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50-90%). Those rated ‘D’ are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

Short-Term Insurer Financial Strength Ratings

Fitch will only assign a ST-IFS rating to insurers that also have been assigned an IFS rating. Currently, ST-IFS ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

The ST-IFS rating uses the same international ratings scale used by Fitch for short-term debt and issuer ratings. Ratings of ‘F1’, ‘F2’ and ‘F3’ are considered to be “Secure”, while those of ‘B’ and below are viewed as “Vulnerable”.

F1	STRONG. Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2	MODERATELY STRONG. Insurers are viewed as having a moderately strong capacity to meet their near-term obligations.

F3	MODERATE. Insurers are viewed as having a moderate capacity to meet their near-term obligations, and a near-term adverse change in business or economic factors would likely move the insurer to a ‘vulnerable’ rating category.

B	WEAK. Insurers are viewed as having a weak capacity to meet their near-term obligations.

C	VERY WEAK. Insurers are viewed as having a very weak capacity to meet their near-term obligations.

D	DISTRESSED. Insurers have either been unable to meet near-term obligations, or the failure to meet such obligations is imminent.

DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

Moody’s

Moody’s ratings for short-term municipal obligations are designated “Moody’s Investment Grade (“MIG”) or “Variable Moody’s Investment Grade” (“VMIG”), in the case of variable rate demand obligations (VRDOs). For VRDOs, a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features. Those short-term obligations that are of speculative quality are designated SG.

MIG1/VMIG1	Superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2	Strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG3/VMIG3	Acceptable credit quality. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

SG	Speculative quality. Debt instruments in this category lack margins of protection.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1	Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest.

SP-3	Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

Moody’s

aaa	Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa	High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a	Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa	Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba	Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b	Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c	Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Dominion

Preferred Share Rating Scale

Pfd-1	Preferred shares rated “Pfd-1” are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. “Pfd-1” generally corresponds with companies whose senior bonds are rated in the “AAA” or “AA” categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer’s senior debt rating.

Pfd-2	Preferred shares rated “Pfd-2” are of satisfactory credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally, “Pfd-2” ratings correspond with companies whose senior bonds are rated in the “A” category.

Pfd-3	Preferred shares rated “Pfd-3” are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adversities present which detract from debt protection. “Pfd-3” ratings generally correspond with companies whose senior bonds are rated in the higher end of the “BBB” category.

Pfd-4	Preferred shares rated “Pfd-4” are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated “Pfd-4” generally coincide with entities that have senior bond ratings ranging from the lower end of the “BBB” category through the “BB” category.

Pfd-5	Preferred shares rated “Pfd-5” are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. The “Pfd-5” rating generally coincides with companies with senior bond ratings of “B” or lower. Preferred shares rated “Pfd-5” often have characteristics which, if not remedied, may lead to default.

“D”	This category indicates preferred shares that are in arrears of paying either dividends or principal.

(“high”, “low”) grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicate a rating that is essentially in the middle of the category. In order to alert subscribers to the fact that in a default situation there is a potentially higher risk of loss with a non-cumulative security, Dominion uses the “n” designation. This method essentially alerts subscribers to the potential risk that would arise in a default scenario without penalizing the base rating, where the key focus is to measure credit risk and the likelihood of default. Dominion has chosen to provide the same type of alert for hybrid instruments using the “y” designation.

The prospectuses (Part A of Form N-1A) for the Funds, other than for the R Class shares of the JPMorgan Small Cap Value Fund, JPMorgan Large Cap Value Fund, JPMorgan Core Bond Fund, JPMorgan High Yield Bond Fund and JPMorgan U.S. Real Estate Fund included in this filing, are hereby incorporated by reference.

PART C

Item 23.	Exhibits

(a)(1)	Certificate of Trust dated November 12, 2004 is incorporated by reference to Exhibit (a)(1) to Post-Effective Amendment No. 69 (filed February 18, 2005) to Registrant’s Registration Statement on Form N-1A.

(a)(2)	Declaration of Trust dated November 5, 2004 is incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 69 (filed February 18, 2005) to Registrant’s Registration Statement on Form N-1A.

(a)(3)	Amended Schedule B, dated May 13, 2005, to the Declaration of Trust dated November 5, 2004 is incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 72 (filed May 16, 2005) to Registrant’s Registration Statement on Form N-1A.

(a)(4)	Amended Schedule B, dated February 16, 2006, to the Declaration of Trust dated November 5, 2004. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on April 28, 2006 (Accession Number 0001047469-06-005962).

(b)	By-Laws dated November 5, 2004 is incorporated by reference to Exhibit (b) to Post-Effective Amendment to Registrant’s Registration Statement on Form N-1A.

(c)	Instrument defining rights of shareholders incorporated by reference to Exhibits (a)(2) and (b).

(d)(1)	Amended and Restated Investment Advisory Agreement dated as of August 12, 2004 between Registrant and Banc One Investment Advisors Corporation (renamed JPMorgan Investment Advisors Inc. as of February 19, 2005) is incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 68 (filed October 27, 2004) to Registrant’s Registration Statement on Form N-1A.

(d)(2)	Revised Schedule A dated as of September 30, 2004 to the Amended and Restated Investment Advisory Agreement between Registrant and Banc One Investment Advisors Corporation (renamed JPMorgan Investment Advisors Inc. as of February 19, 2005) is incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 68 (filed October 27, 2004) to Registrant’s Registration Statement on Form N-1A.

(d)(3)	Amended and Restated Sub-Investment Advisory Agreement dated as of August 18, 2004 between Banc One Investment Advisors Corporation (renamed JPMorgan Investment Advisors Inc. as of February 19, 2005) and Banc One High Yield Partners, LLC (renamed JPMorgan High Yield Partners LLC as of February 19, 2005) with respect to the High Yield Bond Fund is incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 68 (filed October 27, 2004) to Registrant’s Registration Statement on Form N-1A.

(d)(4)	Amended and Restated Sub-Investment Advisory Agreement, dated as of August 18, 2004 between Banc One Investment Advisors Corporation (renamed JPMorgan Investment Advisors Inc. as of February 19, 2005) and Banc One High Yield Partners, LLC (renamed JPMorgan High Yield Partners LLC as of February 19, 2005) with respect to Income Bond Fund is incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 68 (filed October 27, 2004) to Registrant’s Registration Statement on Form N-1A.

(d)(5)	Investment Advisory Agreement dated as of September 30, 2004 by and between Registrant and Security Capital Research and Management Incorporated with respect to the U. S. Real Estate Fund is incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 68 (filed October 27, 2004) to Registrant’s Registration Statement on Form N-1A.

(d)(6)	Investment Advisory Agreement made as of August 12, 2004 between Registrant and J.P. Morgan Investment Management Inc. with respect to International Equity Index Fund is incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 68 (filed October 27, 2004) to Registrant’s Registration Statement on Form N-1A.

(e)(1)	Distribution Agreement between Registrant and JPMorgan Distribution Services, Inc., effective February 19, 2005. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 71 to the Registration Statement on April 27, 2005 (Accession Number 0001193125-05-086890).

(e)(2)	Form of Amended Schedules B, C, D and F, amended as of February 16, 2006, to the Distribution Agreement. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on April 28, 2006 (Accession Number 0001047469-06-005962).

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(f)	Amended and Restated Deferred Compensation Plan for Trustees of One Group Mutual Funds and One Group Investment Trust is incorporated by reference to Exhibit (f) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(g)(1)(a)	Global Custody and Fund Accounting Agreement dated February 19, 2005. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 71 to the Registration Statement on April 27, 2005 (Accession Number 0001193125-05-086890).

(g)(1)(b)	Form of Amendment to Global Custody and Fund Accounting Agreement, including Schedule A, dated May 1, 2006. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on April 28, 2006 (Accession Number 0001047469-06-005962).

(h)(1)(a)	Administration Agreement between Registrant and JPMorgan Funds Management, Inc., effective February 19, 2005. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 71 to the Registration Statement on April 27, 2005 (Accession Number 0001193125-05-086890).

(h)(1)(b)	Form of Amendment, including amended Schedule A and B, dated May 1, 2006, to the Administration Agreement. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on April 28, 2006 (Accession Number 0001047469-06-005962).

(h)(2)(a)	Transfer Agency Agreement between Registrant and Boston Financial Data Services, Inc., effective February 19, 2005. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 71 to the Registration Statement on April 27, 2005 (Accession Number 0001193125-05-086890).

(h)(2)(b)	Form of Appendix A, amended as of February 16, 2006, to the Transfer Agency Agreement. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on April 28, 2006 (Accession Number 0001047469-06-005962).

(h)(3)(a)	Shareholder Servicing Agreement, effective February 19, 2005, between Registrant and JPMorgan Distribution Services, Inc. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 71 to the Registration Statement on April 27, 2005 (Accession Number 0001193125-05-086890).

(h)(3)(b)	Form of Amended Schedule B, amended as of February 16, 2006, to the Shareholder Servicing Agreement. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on April 28, 2006 (Accession Number 0001047469-06-005962).

(h)(4)	Securities Lending Agreement, Amended and Restated as of August 11, 2005, between the Registrant and JPMorgan Chase Bank. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 73 to the Registration Statement on September 23, 2005 (Accession Number 0001145443-05-002331).

(h)(5)	Indemnification Agreement dated August 10, 2004. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 71 to the Registration Statement on April 27, 2005 (Accession Number 0001193125-05-086890).

(h)(6)	Form of Trust Fund/SERV Agreement between the Registrant and JPMorgan Distribution Services, Inc. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 71 to the Registration Statement on April 27, 2005 (Accession Number 0001193125-05-086890).

(h)(7)	Form of Sub Transfer Agency Agreement between the Record keeper and the Registrant. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 71 to the Registration Statement on April 27, 2005 (Accession Number 0001193125-05-086890).

(h)(8)	Form of Service Agreement between the Financial Intermediary and JPMorgan Distribution Services, Inc. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 71 to the Registration Statement on April 27, 2005 (Accession Number 0001193125-05-086890).

(h)(9)	Form of Mutual Fund Sales Agreement between the Financial Intermediary and JPMorgan Distribution Services, Inc. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 71 to the Registration Statement on April 27, 2005 (Accession Number 0001193125-05-086890).

(h)(10)	Form of Bilateral Networking Agreement between Registrant and JPMorgan Distribution Services, Inc. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 71 to the Registration Statement on April 27, 2005 (Accession Number 0001193125-05-086890).

(h)(11)	Form of Fee Waiver and Expense Reimbursement Agreement for the R Class shares of the JPMorgan Trust II funds listed on Schedule A. Filed herewith.

(i)	Opinion and consent of counsel. Filed herewith.

(j)(1)	Consent of Ropes & Gray LLP. Filed herewith.

(j)(2)	Consent of PricewaterhouseCoopers LLP. N/A.

(k)	None

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(l)	Purchase Agreement dated July 18, 1985, between Registrant and Physicians Insurance Company of Ohio is incorporated by reference to Exhibit (13) to Post Effective Amendment No. 45 (filed August 26, 1998) to Registrant’s Registration Statement on Form N-1A.

(m)(1)	Combined Amended and Restated Distribution Plan. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 73 to the Registration Statement on September 23, 2005 (Accession Number 0001193125-05-190523).

(m)(2)	Combined Amended and Restated Schedule B, amended as of February 16, 2006, to the Distribution Plan. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on April 28, 2006 (Accession Number 0001047469-06-005962).

(n)(1)	Combined Amended and Restated 18f-3 Multi-Class Plan, including Exhibit B, amended as of February 16, 2006. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on April 28, 2006 (Accession Number 0001047469-06-005962).

(p)(1)	Code of Ethics for the One Group Mutual Funds and other related funds is incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 68 (filed December 16, 2004) to the Registrant’s Registration Statement on Form N-1A.

(p)(2)	Code of Ethics of Banc One Investment Advisors Corporation (renamed JPMorgan Investment Advisors Inc. as of February 19, 2005), BancOne High Yield Partners (renamed JPMorgan High Yield Partners LLC as of February 19, 2005) LLC, J.P. Morgan Investment Management Inc. and Security Capital Research and Management Incorporated is incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 68 (filed December 16, 2004) to the Registrant’s Registration Statement on Form N-1A.

(p)(3)	Code of Ethics for One Group Dealer Services (renamed JPMorgan Distribution Services, Inc. as of February 19, 2005) is incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 68 (filed December 16, 2004) to the Registrant’s Registration Statement on Form N-1A.

Item 24.	Persons Controlled by or under Common Control with Registrant

As of the effective date of this Registration Statement there are no persons controlled or under common control with the Registrant.

Item 25.	Indemnification.

Reference is made to Section 3 and Section 5 of Registrant’s Declaration of Trust and Section 1.10 of Registrant’s Distribution Agreement.

The Registrant’s Declaration of Trust states that every person who is, has been, or becomes a Trustee or officer of the Trust or is or has been a trustee or director of a Predecessor Entity shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer of the Trust or a trustee or director of a Predecessor Entity and against amounts paid or incurred by him or her in the settlement thereof.

The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer or agent of the Trust or a trustee or director of a predecessor entity in connection with any proceeding in which he or she may become involved by virtue of his or her capacity or former capacity as a Trustee, officer or agent of the Trust or a trustee or director of a Predecessor Entity.

The Trust agrees to indemnify, defend and hold the Distributor, its several directors, officers and employees, and any person who controls the Distributor within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which the Distributor, its directors, officers and employees, or any such controlling person may incur under the Securities Act or under common law or otherwise arising out of or based upon

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(i) any untrue statement, or alleged untrue statement, of a material fact contained in any registration statement or any prospectus, (ii) any omission, or alleged omission, to state a material fact, required to be stated in either any registration statement or any prospectus, or necessary to make the statements in either thereof not misleading, or (iii) any Trust advertisement or sales literature that is not in compliance with applicable laws, rules or regulations (including, but not limited to the Conduct Rules of the National Association of Securities Dealers, Inc.). However, the Trust’s agreement to indemnify the Distributor, its directors, officers or employees, and any such controlling person, shall not be deemed to cover any claims, demands, liabilities or expenses arising out of any statements or representations as are contained in any prospectus, advertisement or sales literature and in such financial and other statements as are furnished in writing to the Trust by the Distributor and used in the answers to the registration statement or in the corresponding statements made in the prospectus, advertisement or sales literature, or arising out of or based upon any omission or alleged omission to state a material fact in connection with the giving of such information required to be stated in such answers or necessary to make the answers not misleading. Further, the Trust’s agreement to indemnify Distributor and the Trust’s representations and warranties set forth in the Distribution Agreement shall not be deemed to cover any liability to the Trust or its Shareholders to which Distributor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of Distributor’s reckless disregard of its obligations and duties under the Distribution Agreement.

Item 26.	Business and Other Connections of Investment Advisers

JPMorgan Investment Advisors Inc. (“JPMorgan Investment Advisors”) performs investment advisory services for all of the Funds of JPMorgan Trust II, except the U. S. Real Estate Fund and the International Equity Index Fund. JPMorgan High Yield Partners LLC provides investment advisory services for the High Yield Bond Fund and Core Plus Bond Fund. Security Capital Research & Management Incorporated provides investment advisory services for the U. S. Real Estate Fund. J.P. Morgan Investment Management Inc. serves as advisor to the International Equity Index Fund.

JPMorgan Investment Advisors, JPMorgan High Yield Partners LLC, Security Capital Research & Management Incorporated, and J.P. Morgan Investment Management Inc. are indirect wholly owned subsidiaries of JPMorgan Chase & Co., a bank holding company incorporated in the state of Delaware.

To the knowledge of Registrant, none of the directors or officers of JPMorgan Investment Advisors, Security Capital Research & Management Incorporated, JPMorgan High Yield Partners LLC and J.P. Morgan Investment Management Inc. except as set forth or incorporated herein, is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature. Set forth below are the names and principal businesses of the directors of JPMorgan Investment Advisors who are engaged in any other business, profession, vocation or employment of a substantial nature.

JPMorgan Investment Advisors

Position with JPMorgan Investment Advisors	Other Substantial Occupation	Type of Business
Evelyn V. Guernsey, Chairperson, President & CEO	President and Managing Director J. P. Morgan Investment Management Inc. 522 Fifth Avenue, New York, NY 10036	Investment
John C. Noel, Treasurer and CFO	None	Investment
Gary Madich, Director and Senior Managing Director	None	Investment
William T. Norris, Director	Managing Director, Portfolio Management Group, JPMorgan Investment Advisors, 120 South La Salle Street Chicago, IL 60603	Investment
James A Sexton, Director and Senior Managing Director	None	Investment
Richard P. Butler II, Director and Senior Managing Director	None	Investment
Verlin L. Horn, Senior Managing Director	None	Investment

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Except as noted above, the principal business address of the principal executive officer and directors of JPMorgan Investment Advisors is 1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211.

Security Capital Research & Management Incorporated (Security Capital)

Position with Security Capital Research & Management Incorporated	Other Substantial Occupation	Type of Business

Anthony R. Manno Jr; Director, President and Managing Director	Director, Security Capital Preferred Growth Incorporated and Bulgarian American Enterprise Fund	Investment

Michael J. Heller Treasurer	None	Investment

Scott E. Richter, Secretary	Senior Associate General Counsel for the Investment Management Group for JPMorgan Chase	Investment

Except as noted above, the principal business address of the officers and director of Security Capital is 10 South Dearborn, Chicago, IL 60603.

JPMorgan High Yield Partners LLC

JPMorgan High Yield Partners LLC (“JPMorgan High Yield Partners”), a limited liability company organized under the laws of Ohio is the Sub-Investment Advisor to the High Yield Bond Fund and the Core Plus Bond Fund. Set forth below are the names and principal businesses of the managers and investment officers of JPMorgan High Yield Partners who are engaged in any other business, profession, vocation or employment of a substantial nature.

Position with JPMorgan High Yield Partners	Other Substantial Occupation	Type of Business
James P. Shanahan, Manager	Pacholder Associates, Inc., Managing Director & General Counsel, 8044 Montgomery Road, Suite #382, Cincinnati, Ohio 45236	Investment

William J. Morgan, Vice President-Portfolio Manager and Manager	Pacholder Associates, Inc., President, 8044 Montgomery Road, Suite #382, Cincinnati, Ohio 45236	Investment

Verlin L. Horn, Manager	JPMorgan Investment Advisors, Chief Financial Officer, 1111 Polaris Parkway, Columbus, Ohio 43271	Investment

Duane Huff, Manager	JPMorgan Investment Advisors, Portfolio Manager, 1111 Polaris Parkway, Columbus, Ohio 43271	Investment

Gary Madich, Chairman and Chief Executive Officer and Manager	JPMorgan Investment Advisors, Senior Vice President and Fixed Income Chief Investment Officer, 1111 Polaris Parkway, Columbus, Ohio 43271	Investment

James E. Gibson, Vice President-Senior Analyst	Pacholder Associates, Inc., Executive Vice President, 8044 Montgomery Road, Suite #382, Cincinnati, Ohio 45236	Investment

John C. Noel, Chief Financial Officer	JPMorgan Investment Advisors, Chief Financial Officer, 1111 Polaris Parkway, Columbus, Ohio 43271	Investment

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J.P.Morgan Investment Management Inc.

Position with	Other Substantial Occupation	Type of Business
Clive Brown Director, Managing Director	None	Investment

Evelyn V. Guernsey President, Director, Managing Director	Chairperson, President and CEO, JPMorgan Investment Advisors Inc.	Investment

George C.W. Gatch Director, Managing Director	None	Investment

Seth P. Bernstein Global Head of Fixed Income, Managing Director	None	Investment

Lawrence M.Unrein Director, Managing Director	None	Investment

Martin R. Porter Global Head of Equities, Managing Director	None	Investment

Andrew Spencer Chief Investment Officer of U.S. Retail Business, Managing Director	None	Investment

Anthony M. Roberts Head of Legal, Managing Diretor	None	Investment

*	The business address for each officer and director is 522 Fifth Avenue, New York, New York 10036.

The business and other connections of each directors of J.P. Morgan Investment Management Inc. is currently listed in the investment adviser registration on Form ADV for J.P. Morgan investment Management Inc. (File No. 801-21011) and is incorporated by reference herein.

Item 27.	Principal Underwriters

(a) JPMorgan Distribution Services, Inc. acts as distributor for the shares of the Registrant.

(b) The directors and officers of JPMorgan Distribution Services, Inc. are set forth below. The business address of each director or officer is 1111 Polaris Parkway, Columbus, Ohio 43271.

Name	Positions and Offices With JPMorgan Distribution Services, Inc.	Positions With Registrant
George C.W. Gatch	Director	President
Michael R. Machulski	Director, Vice President & Treasurer	None
Robert L. Young	Director, Vice President	Senior Vice President
David J. Thorp, Jr.	Vice President	None
James C. Berry	Vice President & Secretary	None
Nancy E. Fields	Vice President	Assistant Secretary
Jessica K. Ditullio	Assistant Secretary	Assistant Secretary
Anthony J. Horan	Assistant Secretary	None
Euisun L. Lee	Assistant Secretary	None
Frank J. Drozek	Assistant Treasurer	None
Christopher J. Mohr	Assistant Treasurer	None

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(c) Not applicable.

Item 28.	Location of Accounts and Records

(1)	JPMorgan Investment Advisors Inc., 1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211 (records relating to its functions as Investment Adviser).

(2)	JPMorgan High Yield Partners LLC, 1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211 and 8044 Montgomery Road, Suite #382, Cincinnati, Ohio 45236 (records relating to its functions as Sub-Investment Adviser to the High Yield Bond Fund and the Core Plus Bond Fund).

(3)	Security Capital Research & Management Incorporated, 10 South Dearborn, Chicago, Illinois 60603 (records relating to its functions as Investment Adviser to the U. S. Real Estate Fund).

(4)	J.P. Morgan Investment Management Inc., 522 Fifth Avenue, New York, New York 10036 (records relating to its functions as Investment Adviser to the JPMorgan International Equity Index Fund).

(5)	JPMorgan Distribution Services, Inc., 1111 Polaris Parkway, Columbus, Ohio 43271 (records relating to its functions as Distributor for all Funds).

(6)	JPMorgan Funds Management, Inc., 1111 Polaris Parkway, Columbus, Ohio 43271-1235 (records relating to its functions as Administrator for all Funds).

(7)	Boston Financial Data Services, Inc., 2 Heritage Drive, North Quincy, Massachusetts 02171 (records relating to its functions as transfer agent to the Funds).

(8)	JPMorgan Chase Bank, N.A. Three Chase Metro Tech Center, Brooklyn, New York 11245 (records relating to its functions as custodian).

(9)	Ropes & Gray LLP, One Metro Center, 700 12th Street, N.W., Suite 900, Washington, D.C. 20005 (Minute Books).

Item 29.	Management Services

N/A

Item 30.	Undertakings

The Registrant undertakes to call a meeting of Shareholders, at the request of at least 10% of the Registrant’s outstanding shares, for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

The Registrant undertakes to furnish to each person to whom a prospectus for a particular fund is delivered a copy of the Registrant’s latest annual report to shareholders relating to that fund upon request and without charge.

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SIGNATURE

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, JPMorgan Trust II, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Columbus and State of Ohio on the 5th day of May 2006.

JPMORGAN TRUST II

By:	GEORGE C.W. GATCH*
George C.W. Gatch
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date(s) as indicated.

WILLIAM J. ARMSTRONG*	WILLIAM G. MORTON, JR.*
William J. Armstrong	William G. Morton, Jr.
Trustee	Trustee

ROLAND R. EPPLEY, JR.*	ROBERT A. ODEN, JR.*
Roland R. Eppley, Jr.	Robert A. Oden, Jr.
Trustee	Trustee

JOHN F. FINN*	FERGUS REID, III*
John F. Finn	Fergus Reid, III
Trustee	Trustee and Chairman

DR. MATTHEW GOLDSTEIN*	FREDERICK W. RUEBECK*
Dr. Matthew Goldstein	Frederick W. Ruebeck
Trustee	Trustee

ROBERT J. HIGGINS*	JAMES J. SCHONBACHLER*
Robert J. Higgins*	James J. Schonbachler
Trustee	Trustee

PETER C. MARSHALL*	LEONARD M. SPALDING, JR.*
Peter C. Marshall	Leonard M. Spalding, Jr.
Trustee	Trustee

MARILYN MCCOY*
Marilyn McCoy
Trustee

By	STEPHANIE J. DORSEY*	By	GEORGE C.W. GATCH*
	Stephanie J. Dorsey		George C.W. Gatch
	Treasurer		President

*By	/s/ MICHAEL C. RACZYNSKI
Michael C. Raczynski
Attorney-in-Fact

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JPMorgan Trust I	JPMorgan Investment Trust
JPMorgan Trust II	Undiscovered Managers Funds
J.P. Morgan Fleming Mutual Fund Group, Inc.	UM Investment Trust
J.P. Morgan Mutual Fund Group	UM Investment Trust II
J.P. Morgan Mutual Fund Investment Trust

POWERS OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints George C.W. Gatch, Robert L. Young, Patricia A. Maleski, Stephanie J. Dorsey, Jessica K. Ditullio, Stephen M. Benham, Nancy E. Fields, Elizabeth A. Davin, John T. Fitzgerald, Michael C. Raczynski, Alaina V. Metz, Christopher D. Walsh, Stephen M. Ungerman, Suzanne E. Cioffi and Thomas J. Smith, and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to the above named Trusts, and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or officer of the Trusts, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This Powers of Attorney may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

/s/ William J. Armstrong	/s/ William G. Morton, Jr.
William J. Armstrong	William G. Morton, Jr.

/s/ Roland R. Eppley, Jr.	/s/ Robert A. Oden, Jr.
Roland R. Eppley, Jr.	Robert A. Oden, Jr.

/s/ John F. Finn	/s/ Fergus Reid, III
John F. Finn	Fergus Reid, III

/s/ Matthew Goldstein	/s/ Frederick W. Ruebeck
Matthew Goldstein	Frederick W. Ruebeck

/s/ Robert J. Higgins	/s/ James J. Schonbachler
Robert J. Higgins	James J. Schonbachler

/s/ Peter C. Marshall	/s/ Leonard M. Spalding, Jr.
Peter C. Marshall	Leonard M. Spalding, Jr.

/s/ Marilyn McCoy
Marilyn McCoy	Dated: February 14, 2006.

JPMorgan Trust I	JPMorgan Investment Trust
JPMorgan Trust II	Undiscovered Managers Funds
J.P. Morgan Fleming Mutual Fund Group, Inc.	UM Investment Trust
J.P. Morgan Mutual Fund Group	UM Investment Trust II
J.P. Morgan Mutual Fund Investment Trust

POWERS OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Robert L. Young, Patricia A. Maleski, Stephanie J. Dorsey, Jessica K. Ditullio, Stephen M. Benham, Nancy E. Fields, Elizabeth A. Davin, John T. Fitzgerald, Michael C. Raczynski, Alaina V. Metz, Christopher D. Walsh, Stephen M. Ungerman, Suzanne E. Cioffi and Thomas J. Smith, and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to the above named Trusts, and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or officer of the Trusts, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ George C.W. Gatch
George C.W. Gatch	Dated: February 14, 2006.

JPMorgan Trust I	JPMorgan Investment Trust
JPMorgan Trust II	Undiscovered Managers Funds
J.P. Morgan Fleming Mutual Fund Group, Inc.	UM Investment Trust
J.P. Morgan Mutual Fund Group	UM Investment Trust II
J.P. Morgan Mutual Fund Investment Trust

POWERS OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints George C.W. Gatch, Robert L. Young, Patricia A. Maleski, Jessica K. Ditullio, Stephen M. Benham, Nancy E. Fields, Elizabeth A. Davin, John T. Fitzgerald, Michael C. Raczynski, Alaina V. Metz, Christopher D. Walsh, Stephen M. Ungerman, Suzanne E. Cioffi and Thomas J. Smith, and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to the above named Trusts, and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or officer of the Trusts, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Stephanie J. Dorsey
Stephanie J. Dorsey	Dated: February 14, 2006.

Exhibit Index

(h)(11)	Form of Fee Waiver and Expense Reimbursement Agreement for the R Class shares of the JPMorgan Trust II funds listed on Schedule A.

(i)	Opinion and Consent of Counsel.

(j)(1)	Consent of Ropes & Gray LLP.